As filed with the U.S. Securities and Exchange Commission on July 25, 2023
Securities Act File No. 002‑96408
Investment Company Act File No. 811‑04254

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 397	☒
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 398

Legg Mason Partners Income Trust*
(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue
New York, NY 10018
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 877‑6LM‑FUND/656‑3863

Name and address of agent for service:	Copy to:

Marc De Oliveira	Bryan Chegwidden, Esq.	Adam M. Schlichtmann, Esq.
Franklin Templeton	Ropes & Gray LLP	Ropes & Gray LLP
100 First Stamford Place	1211 Avenue of the Americas	Prudential Tower, 800 Boylston Street
Stamford, Connecticut 06902	New York, New York 10036	Boston, Massachusetts 02199
Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 1, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*
This filing relates solely to Western Asset Intermediate-Term Municipals Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund.

Prospectus     August 1, 2023

Share class (Symbol): A (SBLTX), C (SMLLX), FI (—), I (SBTYX), IS (SMLSX)

WESTERN ASSET
INTERMEDIATE-TERM MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 28 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 88 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.35	0.35	0.35	0.35	0.35
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None	None
Other expenses	0.09	0.09	0.22[6]	0.12	0.03
Total annual fund operating expenses	0.59	1.19	0.82	0.47	0.38
Fees waived and/or expenses reimbursed[7]	—	—	(0.02)	(0.04)	—
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.59	1.19	0.80	0.43	0.38

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

2	Western Asset Intermediate‑Term Municipals Fund

[6]	Other expenses for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% Class C shares, 0.80% for Class FI shares, 0.43% for Class I shares and 0.40% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	284	410	547	946
Class C (with or without redemption at end of period)	121	378	655	1,277
Class FI (with or without redemption at end of period)	82	260	454	1,013
Class I (with or without redemption at end of period)	44	147	259	589
Class IS (with or without redemption at end of period)	39	123	215	482
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.
Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund may invest in securities of any maturity. The fund normally expects to maintain an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser) (commonly known as “high yield” or “junk” bonds).

Western Asset Intermediate‑Term Municipals Fund	3

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers

4	Western Asset Intermediate‑Term Municipals Fund

on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited

Western Asset Intermediate‑Term Municipals Fund	5

liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Tax risk. The income on the fund’s municipal securities could become subject to federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the

6	Western Asset Intermediate‑Term Municipals Fund

subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset Intermediate‑Term Municipals Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877-6LM-FUND/656-3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2022): 2.95    Worst Quarter (03/31/2022): (5.21)
The year-to-date return as of the most recent calendar quarter, which ended June 30, 2023, was 2.62

Average annual total returns (%)
(for periods ended December 31, 2022)

Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	(9.61)	0.53	1.26
Return after taxes on distributions	(9.61)	0.53	1.26
Return after taxes on distributions and sale of fund shares	(4.86)	1.02	1.63

Other Classes (Return before taxes only)
Class C	(8.07)	0.44	0.93
Class I	(7.40)	1.16	1.66
Class IS	(7.33)	N/A	N/A	1.49	09/18/2018
Bloomberg Municipal 1-15 Year Bond Index (reflects no deduction for fees, expenses or taxes)[1]	(5.95)	1.44	1.95
Lipper Intermediate Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	(7.61)	0.97	1.50

[1]	For Class IS shares, for the period from the class’ inception date to December 31, 2022, the average annual total return of the Bloomberg Municipal 1-15 Year Bond Index was 1.72%.
[2]	For Class IS shares, for the period from the class’ inception date to December 31, 2022, the average annual total return of the Lipper Intermediate Municipal Debt Funds Category Average was 1.27%.
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

8	Western Asset Intermediate‑Term Municipals Fund

Management
Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

S. Kenneth Leech	Chief Investment Officer	2014*

Robert E. Amodeo	Head of Municipals	2007

David T. Fare	Portfolio Manager	2004

John Mooney	Portfolio Manager	March 2023

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877‑6LM‑FUND/656‑3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.
Tax information
The fund intends to distribute income that is generally exempt from regular federal income tax. A portion of the fund’s distributions may be subject to such tax and/or to the federal alternative minimum tax.

Western Asset Intermediate‑Term Municipals Fund	9

Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset Intermediate‑Term Municipals Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in municipal securities.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
Municipal securities
Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income tax.
Maturity
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
The fund normally expects to maintain an average effective portfolio maturity of between three and ten years. The “effective” maturity of a security is not always the same as the stated maturity date. A number of factors, such as call features, sinking fund payments and the likelihood of prepayments, may cause the effective maturity to be shorter than the stated maturity. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by

Western Asset Intermediate‑Term Municipals Fund	11

the fund’s subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy.
Rule 18f-4 under the Investment Company Act of 1940, as amended, which became effective August 19, 2022, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the fund’s ability to use derivatives as part of its investment strategy.

12	Western Asset Intermediate‑Term Municipals Fund

The fund’s subadviser may choose not to make use of derivatives.
Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and may be treated as a form of borrowing.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Western Asset Intermediate‑Term Municipals Fund	13

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made. Financial Industry Regulatory Authority (“FINRA”) rules may impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

14	Western Asset Intermediate‑Term Municipals Fund

Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market.

•
Measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk.

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values.

•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Recently, the U.S.

Western Asset Intermediate‑Term Municipals Fund	15

Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial

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condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID-19) and its negative impact on tax revenues has adversely affected the financial condition of state and local governments. The lingering economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

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Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call or put option where it (i) owns or is short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

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Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
New derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the fund may not be considered the owner of a TOB for federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Additionally, both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s July 21, 2017 compliance date. To the extent the fund serves as such a sponsor, although the fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB trust to retain at least five percent of the credit risk of the underlying asets supporting the TOB trust’s municipal bonds. The Risk Retention Rules may adversely affect the fund’s ability to engage in TOB trust transactions or increase the costs of such transactions in certain circumstances.
The fund has restructured its TOB Trusts in conformity with regulatory guidelines. Under the TOB Trust structure, the liquidity provider (i.e., liquidity facility provided by a third party bank or other financial institution) or remarketing agent will no longer purchase the tendered TOB Floaters, even in the even of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters. Any loans made by the liquidity provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased rate based on the number of days the loan is outstanding.

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Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways, port authorities or other transit facilities. Airport operating income may be affected by the general stability of the airline industry and on the ability of airlines to meet their obligations under agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income tax. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular federal income tax, and distributions of any capital gains generally will be subject to regular federal income tax. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.
Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An

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ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by LMPFA or its affiliates through waivers).
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or

Western Asset Intermediate‑Term Municipals Fund	21

exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/mutualfunds (click on the name of the fund) no sooner than 8 business days following the month-end.

22	Western Asset Intermediate‑Term Municipals Fund

More on fund management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2023, LMPFA’s total assets under management were approximately $190.69 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2023, the total assets under management of Western Asset and its supervised affiliates were approximately $397.45 billion.
LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2023, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.42 trillion.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

Investment professional	Title and recent biography	Investment professional of the fund since
S. Kenneth Leech	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2014*
Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2007
David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2004
John Mooney	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	March 2023

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.35% of its average daily net assets.
For the fiscal year ended March 31, 2023, the fund paid LMPFA an effective management fee of 0.33% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended September 30, 2022.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% Class C shares, 0.80% for Class FI shares, 0.43% for Class I shares and 0.40% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares,

Western Asset Intermediate‑Term Municipals Fund	23

subject to recapture as described below. These arrangements are expected to continue until December 31, 2024, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

24	Western Asset Intermediate‑Term Municipals Fund

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	0.50% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	None	None	0.75% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

Western Asset Intermediate‑Term Municipals Fund	25

Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and certain individuals affiliated with Franklin Templeton
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee-based programs, you should contact your Service Agent that sponsors the fee-based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.

26	Western Asset Intermediate‑Term Municipals Fund

The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS

Individual Investors	✓	✓		✓[2,3]	✓[2]

Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]

Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

Western Asset Intermediate‑Term Municipals Fund	27

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front-end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front-end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%. Please see “Contingent deferred sales charges—Class A shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by Legg Mason or Franklin Templeton; and (ii) units of a Section 529 Plan managed by Legg Mason or Franklin Templeton. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

28	Western Asset Intermediate‑Term Municipals Fund

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;
•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front-end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13-month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13-month term of the Letter of Intent. If the full amount is not purchased during the 13-month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front-end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Legg Mason or Franklin Templeton fund; and

4.	Employees of Franklin Resources and its subsidiaries.
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877‑6LM‑FUND/656‑3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Western Asset Intermediate‑Term Municipals Fund	29

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.
Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8-year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges — Class A shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	when you exchange shares for shares of the same share class of another fund sold by the Distributor;
2.	on shares representing reinvested distributions and dividends; and
3.	on shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	on payments made through certain systematic withdrawal plans;
2.	for involuntary redemptions of small account balances;
3.	for 12 months following the death or disability of a shareholder; and
4.	on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission.

30	Western Asset Intermediate‑Term Municipals Fund

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Western Asset Intermediate‑Term Municipals Fund	31

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877-6LM-FUND/656-3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience

32	Western Asset Intermediate‑Term Municipals Fund

checks, pre-paid debit cards, non-bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Western Asset Intermediate‑Term Municipals Fund	33

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares (or a different share class, if permitted) of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.

	Exchange from share class	Exchangeable for

	Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z

	Class IS	Advisor Class, Class Z or Class R6

	Class FI	Class R

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877-6LM-FUND/656-3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

34	Western Asset Intermediate‑Term Municipals Fund

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877-6LM-FUND/656-3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate‑Term Municipals Fund	35

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

36	Western Asset Intermediate‑Term Municipals Fund

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877-6LM-FUND/656-3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate‑Term Municipals Fund	37

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.
When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.
Restrictions on the availability of the fund outside the United States

38	Western Asset Intermediate‑Term Municipals Fund

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877-6LM-FUND/656-3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30-

Western Asset Intermediate‑Term Municipals Fund	39

day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-deferred retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee-based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information

40	Western Asset Intermediate‑Term Municipals Fund

concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Western Asset Intermediate‑Term Municipals Fund	41

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your

42	Western Asset Intermediate‑Term Municipals Fund

investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

Western Asset Intermediate‑Term Municipals Fund	43

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. The valuation policy permits, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. These determinations are subject to the Board’s oversight. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

44	Western Asset Intermediate‑Term Municipals Fund

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/764624/000119312523153956/d423301dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$6.19	$6.52	$6.21	$6.35	$6.31

Income (loss) from operations:
Net investment income	0.15	0.13	0.16	0.18	0.20
Net realized and unrealized gain (loss)	(0.15)	(0.33)	0.31	(0.14)	0.04
Total income (loss) from operations	0.00 [2]	(0.20)	0.47	0.04	0.24

Less distributions from:
Net investment income	(0.15)	(0.13)	(0.16)	(0.18)	(0.20)
Total distributions	(0.15)	(0.13)	(0.16)	(0.18)	(0.20)

Net asset value, end of year	$6.04	$6.19	$6.52	$6.21	$6.35
Total return[3]	0.04%	(3.20)%	7.57%	0.54%	3.88%

Net assets, end of year (millions)	$783	$706	$700	$632	$515

Ratios to average net assets:
Gross expenses	0.61%	0.59%	0.59%	0.65%	0.76%
Net expenses[4]	0.61	0.59	0.59 [5]	0.65 [5]	0.76 [5]
Net investment income	2.52	1.95	2.45	2.78	3.18

Portfolio turnover rate	25%	15%	16%	32%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]
As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

Western Asset Intermediate‑Term Municipals Fund	45

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$6.20	$6.53	$6.22	$6.36	$6.32

Income (loss) from operations:
Net investment income	0.11	0.09	0.12	0.14	0.16
Net realized and unrealized gain (loss)	(0.15)	(0.33)	0.31	(0.14)	0.04
Total income (loss) from operations	(0.04)	(0.24)	0.43	0.00 [2]	0.20

Less distributions from:
Net investment income	(0.11)	(0.09)	(0.12)	(0.14)	(0.16)
Total distributions	(0.11)	(0.09)	(0.12)	(0.14)	(0.16)

Net asset value, end of year	$6.05	$6.20	$6.53	$6.22	$6.36
Total return[3]	(0.56)%	(3.76)%	6.93%	(0.04)%	3.27%

Net assets, end of year (000s)	$75,353	$113,642	$166,814	$228,450	$432,511

Ratios to average net assets:
Gross expenses	1.21%	1.18%	1.18%	1.25%	1.34%
Net expenses[4]	1.21	1.18	1.18 [5]	1.25 [5]	1.34
Net investment income	1.87	1.37	1.87	2.23	2.60

Portfolio turnover rate	25%	15%	16%	32%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]
As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

46	Western Asset Intermediate‑Term Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$6.19	$6.52	$6.21	$6.35	$6.31

Income (loss) from operations:
Net investment income	0.16	0.14	0.17	0.19	0.21
Net realized and unrealized gain (loss)	(0.15)	(0.33)	0.31	(0.14)	0.04
Total income (loss) from operations	0.01	(0.19)	0.48	0.05	0.25

Less distributions from:
Net investment income	(0.16)	(0.14)	(0.17)	(0.19)	(0.21)
Total distributions	(0.16)	(0.14)	(0.17)	(0.19)	(0.21)

Net asset value, end of year	$6.04	$6.19	$6.52	$6.21	$6.35
Total return[2]	0.20%	(3.05)%	7.76%	0.70%	4.04%

Net assets, end of year (millions)	$1,151	$1,335	$1,416	$1,251	$1,222

Ratios to average net assets:
Gross expenses	0.49%	0.46%	0.45%	0.52%	0.61%
Net expenses[3,4]	0.45	0.43	0.43	0.49	0.60
Net investment income	2.65	2.11	2.61	2.95	3.33

Portfolio turnover rate	25%	15%	16%	32%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.43%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.60%.

[4]	Reflects fee waivers and/or expense reimbursements.

Western Asset Intermediate‑Term Municipals Fund	47

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class IS Shares[1]	2023	2022	2021	2020	2019[2]

Net asset value, beginning of year	$6.20	$6.52	$6.21	$6.36	$6.26

Income (loss) from operations:
Net investment income	0.16	0.14	0.17	0.19	0.11
Net realized and unrealized gain (loss)	(0.16)	(0.32)	0.31	(0.15)	0.11
Total income (loss) from operations	0.00 [3]	(0.18)	0.48	0.04	0.22

Less distributions from:
Net investment income	(0.16)	(0.14)	(0.17)	(0.19)	(0.12)
Total distributions	(0.16)	(0.14)	(0.17)	(0.19)	(0.12)

Net asset value, end of year	$6.04	$6.20	$6.52	$6.21	$6.36
Total return[4]	0.09%	(2.83)%	7.81%	0.61%	3.48%

Net assets, end of year (millions)	$601	$707	$386	$245	$200

Ratios to average net assets:
Gross expenses	0.40%	0.37%	0.37%	0.43%	0.53%[5]
Net expenses[6]	0.40	0.37	0.37 [7]	0.43 [7]	0.53 [5]
Net investment income	2.70	2.16	2.66	3.00	3.42 [5]

Portfolio turnover rate	25%	15%	16%	32%	22%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 18, 2018 (inception date) to March 31, 2019.

[3]	Amount represents less than $0.005 or greater than $(0.005) per share.

[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]
As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.40%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.55%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the year ended March 31, 2019.

48	Western Asset Intermediate‑Term Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Effective June 30, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the

Western Asset Intermediate‑Term Municipals Fund	A‑1

purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
AMERIPRISE FINANCIAL
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax-free basis, without clients being subject to a front-end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.

A‑2	Western Asset Intermediate‑Term Municipals Fund

Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Western Asset Intermediate‑Term Municipals Fund	A‑3

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (ROA)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

A‑4	Western Asset Intermediate‑Term Municipals Fund

Other Important Information Regarding Transactions Through Edward Jones
1.1 Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
1.2 Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or letter of intent (LOI)
1.3 Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Western Asset Intermediate‑Term Municipals Fund	A‑5

OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front-End Sales Charge Waivers on Class A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

A‑6	Western Asset Intermediate‑Term Municipals Fund

•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13-month period of time
WAIVERS SPECIFIC TO STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or Statement of Additional Information (“SAI”) still apply.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
Shareholders purchasing fund shares on the PSS platform are eligible only for the following share classes:

•	Class A shares are available in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
•	Class A1 and Class C shares are available only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton or Legg Mason Fund purchased with a sales charge. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction Plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible

Western Asset Intermediate‑Term Municipals Fund	A‑7

participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.
•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA or non-IRA PDP plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of either the Franklin Templeton or Legg Mason fund families so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases That Are Not Held on the PSS Platform
Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k) and which are not held on the PSS platform.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.

A‑8	Western Asset Intermediate‑Term Municipals Fund

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Western Asset Intermediate‑Term Municipals Fund	A‑9

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority
Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.
Information We Collect
When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•
Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•
Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).
•
Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.
Disclosure Policy
To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.
We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.
Confidentiality and Security
Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.
At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.
*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:
Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans
Franklin Advisers, Inc.
Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan
Franklin Mutual Advisers, LLC
Franklin, Templeton and Mutual Series Funds
Franklin Templeton Institutional, LLC
Franklin Templeton Investments Corp., Canada
Franklin Templeton Investments Management, Limited UK
Franklin Templeton Portfolio Advisors, Inc.
Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC
Templeton Asset Management, Limited
Templeton Global Advisors, Limited
Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

THIS PAGE IS NOT PART OF THE PROSPECTUS
GOF LPR 10/22

Western Asset
Intermediate-Term Municipals Fund

You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-04254) FD0664ST 08/23

Prospectus     August 1, 2023

Share class (Symbol): A (SHNJX), C (SNJLX), FI (—), I (LNJIX), IS (LNISX)

WESTERN ASSET
NEW JERSEY MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 27 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 88 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees[6]	0.45	0.45	0.45	0.45	0.45
Distribution and/or service (12b‑1) fees	0.15	0.70	0.25	None	None
Other expenses	0.19	0.20	0.33[7]	0.20	0.13[7]
Total annual fund operating expenses	0.79	1.35	1.03	0.65	0.58
Fees waived and/or expenses reimbursed[8]	N/A	N/A	(0.18)	(0.10)	(0.06)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[9]	0.79	1.35	0.85	0.55	0.52

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

2	Western Asset New Jersey Municipals Fund

[6]	Effective December 1, 2022 the fund reduced its management fee rate to an annual rate of 0.45% of its average daily net assets.
[7]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[8]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, and, effective December 1, 2022, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[9]	Total annual fund operating expenses after waiving fees and/or reimbursing expenses have been restated to reflect current management fees and expense caps, as applicable.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	453	618	798	1,317
Class C (with redemption at end of period)	237	427	739	1,469
Class C (without redemption at end of period)	137	427	739	1,469
Class FI (with or without redemption at end of period)	87	310	551	1,243
Class I (with or without redemption at end of period)	56	197	352	801
Class IS (with or without redemption at end of period)	53	180	319	722
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New Jersey state personal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.
New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
The fund may also invest in securities of other open‑end or closed‑end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these

Western Asset New Jersey Municipals Fund	3

instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The fallout from the COVID‑19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally.

4	Western Asset New Jersey Municipals Fund

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non‑subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in New Jersey municipal securities. The fund focuses its investments on New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be,

Western Asset New Jersey Municipals Fund	5

no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Tax risk. The income on the fund’s municipal securities could become subject to federal income and New Jersey state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a

6	Western Asset New Jersey Municipals Fund

cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877‑6LM‑FUND/656‑3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2020): 3.76    Worst Quarter (03/31/ 2022): (5.51)
The year‑to‑date return as of the most recent calendar quarter, which ended June 30, 2023, was 3.13

Average annual total returns (%)
(for periods ended December 31, 2022)

Class A	1 year	5 years	10 years
Return before taxes	(13.17)	0.23	1.22
Return after taxes on distributions	(13.17)	0.23	1.22
Return after taxes on distributions and sale of fund shares	(6.80)	0.88	1.70

Other Classes (Return before taxes only)
Class C	(10.60)	0.55	1.10
Class I	(9.08)	1.31	1.86
Bloomberg New Jersey Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	(8.94)	2.03	2.69
Lipper New Jersey Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	(9.89)	1.09	1.76
The after‑tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset New Jersey Municipals Fund	7

Management
Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day‑to‑day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

S. Kenneth Leech	Chief Investment Officer	2014*

Robert E. Amodeo	Head of Municipals	2006

David T. Fare	Portfolio Manager	2004

John Mooney	Portfolio Manager	March 2023

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877‑6LM‑FUND/656‑3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.
Tax information
The fund intends to distribute income that is generally exempt from regular federal income and New Jersey state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

8	Western Asset New Jersey Municipals Fund

Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

Western Asset New Jersey Municipals Fund	9

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in New Jersey municipal securities.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
New Jersey municipal securities
New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and New Jersey state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
New Jersey municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax‑exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and New Jersey state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or New Jersey state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be subject to regular federal income tax and/or New Jersey state personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and in certain cases, New Jersey state personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New Jersey.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and New Jersey state personal income taxes.

10	Western Asset New Jersey Municipals Fund

Maturity
Although the fund may invest in securities of any maturity, the fund normally expects to invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub‑categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non‑hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy.
Rule 18f‑4 under the Investment Company Act of 1940, as amended, which became effective August 19, 2022, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f‑4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value‑at‑risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f‑4. Compliance with Rule 18f‑4 by the fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f‑4 may limit the fund’s ability to use derivatives as part of its investment strategy.
The fund’s subadviser may choose not to make use of derivatives.

Western Asset New Jersey Municipals Fund	11

Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non‑recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and may be treated as a form of borrowing.
Zero coupon, pay‑in‑kind and deferred interest securities
Zero coupon, pay‑in‑kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

12	Western Asset New Jersey Municipals Fund

Pay‑in‑kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay‑in‑kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay‑in‑kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non‑cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over‑the‑counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made. Financial Industry Regulatory Authority (“FINRA”) rules may impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Western Asset New Jersey Municipals Fund	13

Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Recently, the U.S.

14	Western Asset New Jersey Municipals Fund

Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non‑U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The fallout from the COVID‑19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID‑19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non‑subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non‑subordinated securities. In addition, any recovery of interest or principal may

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take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID‑19) and its negative impact on tax revenues has adversely affected the financial condition of state and local governments. The lingering economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in New Jersey municipal securities. The fund focuses its investments on New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers. Employment levels, personal income and commercial activity contribute significantly to New Jersey tax revenues, and the State could suffer from declines in these or other sources of revenue. For more than a decade, the State has contributed significantly less to the State’s pension plans than the amount needed to fund these programs. New Jersey’s pension liabilities are expected to increase substantially in the future, and the State anticipates that future pension plan contributions will place a significant burden on State finances. Meanwhile, the State’s health care funding obligations continue to rise. The State is also facing financial challenges as a result of the COVID‑19 crisis, which increased pressure on its budgets and adversely affected its ability to meet its outstanding debt obligations. Changes in federal law or regulation, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New Jersey often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New Jersey municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New Jersey municipal securities to purchase, the amount of the fund’s income that is subject to New Jersey taxes could increase. In addition, prolonged inflationary pressures could adversely affect New Jersey’s economy. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New Jersey may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a

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short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over‑the‑counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over‑the‑counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over‑the‑counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call or put option where it (i) owns or is short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call

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option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non‑redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
New derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the fund may not be considered the owner of a TOB for federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax‑exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Additionally, both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s July 21, 2017 compliance date. To the extent the fund serves as such a sponsor, although the fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB trust to retain at least five percent of the credit risk of the underlying asets supporting the TOB trust’s municipal bonds. The Risk Retention Rules may adversely affect the fund’s ability to engage in TOB trust transactions or increase the costs of such transactions in certain circumstances.
The fund has restructured its TOB Trusts in conformity with regulatory guidelines. Under the TOB Trust structure, the liquidity provider (i.e., liquidity facility provided by a third party bank or other financial institution) or remarketing agent will no longer purchase the tendered TOB Floaters, even in the even of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters. Any loans made by

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the liquidity provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased rate based on the number of days the loan is outstanding.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non‑investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Lease rental bonds risk. Lease rental bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and New Jersey state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or New Jersey state personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular federal income tax and/or New Jersey state personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and in certain cases, New Jersey state personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New Jersey that impose such taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value.

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For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non‑U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by LMPFA or its affiliates through waivers).
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial

20	Western Asset New Jersey Municipals Fund

intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/mutualfunds (click on the name of the fund) no sooner than 8 business days following the month‑end.

Western Asset New Jersey Municipals Fund	21

More on fund management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2023, LMPFA’s total assets under management were approximately $190.69 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day‑to‑day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2023, the total assets under management of Western Asset and its supervised affiliates were approximately $397.45 billion.
LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2023, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.42 trillion.
Investment professionals
Primary responsibility for the day‑to‑day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

Investment professional	Title and recent biography	Investment professional of the fund since
S. Kenneth Leech	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2014*
Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2006
David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2004
John Mooney	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	March 2023
* In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
Effective December 1, 2022, the fund pays a management fee at an annual rate of 0.45% of its average daily net assets.
Prior to December 1, 2022, the fund paid a management fee at an annual rate that decreased as assets increased as follows: 0.50% of the fund’s average daily net assets up to and including $500 million; and 0.48% of the fund’s average daily net assets over $500 million.
For the fiscal year ended March 31, 2023, the fund paid LMPFA an effective management fee of 0.44% of the fund’s average daily net assets for management services. The effective management fee reflects any fees waived by the manager (including any fees waived in connection with investments by the fund in affiliated investment companies for which the fund paid a management fee).
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended September 30, 2022.

22	Western Asset New Jersey Municipals Fund

Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, and, effective December 1, 2022, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2024, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b‑1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Western Asset New Jersey Municipals Fund	23

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front‑end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front‑end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	Up to 3.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	1.00% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

24	Western Asset New Jersey Municipals Fund

Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and certain individuals affiliated with Franklin Templeton
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee- based programs
	None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee- based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee‑based programs, you should contact your Service Agent that sponsors the fee‑based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

Western Asset New Jersey Municipals Fund	25

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee‑based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee‑based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee‑based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class I or Class IS shares through a no‑load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

26	Western Asset New Jersey Municipals Fund

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front‑end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	3.75	3.90	3.50
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front‑end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by Legg Mason or Franklin Templeton; and (ii) units of a Section 529 Plan managed by Legg Mason or Franklin Templeton. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;

Western Asset New Jersey Municipals Fund	27

•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non‑ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non‑qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front‑end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13‑month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13‑month term of the Letter of Intent. If the full amount is not purchased during the 13‑month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front‑end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Legg Mason or Franklin Templeton fund; and

4.	Employees of Franklin Resources and its subsidiaries.
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877‑6LM‑FUND/656‑3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

28	Western Asset New Jersey Municipals Fund

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
The Distributor generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8‑year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges – Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	when you exchange shares for shares of the same share class of another fund sold by the Distributor;

2.	on shares representing reinvested distributions and dividends; and

3.	on shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	on payments made through certain systematic withdrawal plans;

2.	for involuntary redemptions of small account balances;

3.	for 12 months following the death or disability of a shareholder; and

Western Asset New Jersey Municipals Fund	29

4.	on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission.
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

30	Western Asset New Jersey Municipals Fund

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877‑6LM‑FUND/656‑3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail: Legg Mason Funds P.O. Box 33030 St. Petersburg, FL 33733-8030 Express, Certified or Registered Mail: Legg Mason Funds 100 Fountain Parkway St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632‑2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience

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checks, pre‑paid debit cards, non‑bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

32	Western Asset New Jersey Municipals Fund

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares (or a different share class, if permitted) of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.

Exchange from share class	Exchangeable for
Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
Class IS	Advisor Class, Class Z or Class R6
Class FI	Class R

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877‑6LM‑FUND/656‑3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

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By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877‑6LM‑FUND/656‑3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

34	Western Asset New Jersey Municipals Fund

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

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By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877‑6LM‑FUND/656‑3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

36	Western Asset New Jersey Municipals Fund

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.
When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset New Jersey Municipals Fund	37

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non‑U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non‑U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877‑6LM‑FUND/656‑3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next‑to‑last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund‑by‑fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

38	Western Asset New Jersey Municipals Fund

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30‑day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax‑deferred retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee‑based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non‑Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non‑Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS‑recognized tax‑deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

Western Asset New Jersey Municipals Fund	39

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

40	Western Asset New Jersey Municipals Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax‑advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non‑income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non‑U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New Jersey municipal securities will also be exempt from New Jersey state personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	New Jersey personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Generally excluded from tax
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on New Jersey municipal securities; otherwise generally, ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Exempt from tax if from disposition of New Jersey municipal securities; otherwise, ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund	Exempt from tax if attributable to New Jersey municipal securities; otherwise, ordinary income
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term

Western Asset New Jersey Municipals Fund	41

capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax‑advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

42	Western Asset New Jersey Municipals Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a‑5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. The valuation policy permits, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. These determinations are subject to the Board’s oversight. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset New Jersey Municipals Fund	43

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 877‑6LM‑FUND/656‑3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/764624/000119312523152537/d440343dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$11.98	$12.58	$11.84	$12.21	$12.12

Income (loss) from operations:
Net investment income	0.33	0.32	0.34	0.36	0.44
Net realized and unrealized gain (loss)	(0.50)	(0.60)	0.74	(0.37)	0.09
Total income (loss) from operations	(0.17)	(0.28)	1.08	(0.01)	0.53

Less distributions from:
Net investment income	(0.33)	(0.32)	(0.34)	(0.36)	(0.44)
Total distributions	(0.33)	(0.32)	(0.34)	(0.36)	(0.44)

Net asset value, end of year	$11.48	$11.98	$12.58	$11.84	$12.21
Total return[2]	(1.32)%	(2.35)%	9.26%	(0.15)%	4.49%

Net assets, end of year (millions)	$108	$114	$125	$129	$131

Ratios to average net assets:
Gross expenses	0.82%	0.84%	0.83%	0.83%	0.83%
Net expenses[3,4]	0.80	0.82	0.82	0.81	0.82
Net investment income	2.86	2.51	2.80	2.93	3.66

Portfolio turnover rate	15%	5%	14%	22%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

44	Western Asset New Jersey Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$11.99	$12.59	$11.84	$12.22	$12.13

Income (loss) from operations:
Net investment income	0.26	0.25	0.28	0.30	0.38
Net realized and unrealized gain (loss)	(0.50)	(0.60)	0.75	(0.39)	0.08
Total income (loss) from operations	(0.24)	(0.35)	1.03	(0.09)	0.46

Less distributions from:
Net investment income	(0.26)	(0.25)	(0.28)	(0.29)	(0.37)
Total distributions	(0.26)	(0.25)	(0.28)	(0.29)	(0.37)

Net asset value, end of year	$11.49	$11.99	$12.59	$11.84	$12.22
Total return[2]	(1.94)%	(2.89)%	8.75%	(0.79)%	3.91%

Net assets, end of year (000s)	$4,798	$6,054	$9,047	$14,515	$32,090

Ratios to average net assets:
Gross expenses	1.38%	1.39%	1.39%	1.38%	1.39%
Net expenses[3],4	1.35	1.37	1.37	1.37	1.37
Net investment income	2.30	1.95	2.26	2.41	3.11

Portfolio turnover rate	15%	5%	14%	22%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

Western Asset New Jersey Municipals Fund	45

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$11.99	$12.59	$11.85	$12.22	$12.13

Income (loss) from operations:
Net investment income	0.35	0.35	0.37	0.39	0.47
Net realized and unrealized gain (loss)	(0.50)	(0.60)	0.74	(0.37)	0.09
Total income (loss) from operations	(0.15)	(0.25)	1.11	0.02	0.56

Less distributions from:
Net investment income	(0.35)	(0.35)	(0.37)	(0.39)	(0.47)
Total distributions	(0.35)	(0.35)	(0.37)	(0.39)	(0.47)

Net asset value, end of year	$11.49	$11.99	$12.59	$11.85	$12.22
Total return[2]	(1.10)%	(2.14)%	9.49%	0.06%	4.71%

Net assets, end of year (000s)	$39,529	$31,158	$28,855	$35,170	$37,009

Ratios to average net assets:
Gross expenses	0.68%	0.70%	0.69%	0.70%	0.70%
Net expenses[3,4]	0.58	0.60	0.60	0.60	0.60
Net investment income	3.08	2.73	3.02	3.14	3.87

Portfolio turnover rate	15%	5%	14%	22%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, effective December 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2022, the expense limitation was 0.60%.

[4]	Reflects fee waivers and/or expense reimbursements.

46	Western Asset New Jersey Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Effective June 30, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529‑specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front‑end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the

Western Asset New Jersey Municipals Fund	A‑1

purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13‑month period of time (if applicable)
AMERIPRISE FINANCIAL
Class A Shares Front‑End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front‑end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7‑year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front‑end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax‑free basis, without clients being subject to a front‑end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.

A‑2	Western Asset New Jersey Municipals Fund

Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front‑End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Western Asset New Jersey Municipals Fund	A‑3

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (ROA)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee‑based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

A‑4	Western Asset New Jersey Municipals Fund

Other Important Information Regarding Transactions Through Edward Jones

1.1	Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

1.2	Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o	A fee‑based account held on an Edward Jones platform
o	A 529 account held on an Edward Jones platform
o	An account with an active systematic investment plan or letter of intent (LOI)

1.3	Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Western Asset New Jersey Municipals Fund	A‑5

OPPENHEIMER & CO. INC.

Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front‑End Sales Charge Waivers on Class A‑shares Available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

A‑6	Western Asset New Jersey Municipals Fund

•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13‑month period of time
WAIVERS SPECIFIC TO STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front‑end Sales Load Waiver on Class A Shares

•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or Statement of Additional Information (“SAI”) still apply.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
Shareholders purchasing fund shares on the PSS platform are eligible only for the following share classes:

•	Class A shares are available in non‑retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
•	Class A1 and Class C shares are available only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton or Legg Mason Fund purchased with a sales charge. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction Plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one‑time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible

Western Asset New Jersey Municipals Fund	A‑7

participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.
•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13‑month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front‑end sales charge. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA or non‑IRA PDP plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of either the Franklin Templeton or Legg Mason fund families so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account, and 3) the redeemed shares were subject to a front‑end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases That Are Not Held on the PSS Platform
Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one‑participant 401(k) plan or solo 401(k) and which are not held on the PSS platform.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front‑End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson
•	Death or disability of the shareholder.

A‑8	Western Asset New Jersey Municipals Fund

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Western Asset New Jersey Municipals Fund	A‑9

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority
Franklin Templeton* is committed to safeguarding your personal information . This notice is designed to provide you with a summary of the non‑public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non‑public personal information to anyone and only share it as described in this notice.
Information We Collect
When you invest with us , you provide us with your non‑public personal information. We collect and use this information to service your accounts and respond to your requests. The non‑public personal information we may collect falls into the following categories:

•
Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•
Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).
•
Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.
Disclosure Policy
To better service your accounts and process transactions or services you requested, we may share non‑public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non‑public personal information with these companies without first offering you the opportunity to prevent that sharing.
We will only share non‑public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.
Confidentiality and Security
Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non‑public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.
At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632‑2301.
*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:
Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans
Franklin Advisers, Inc.
Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan
Franklin Mutual Advisers, LLC
Franklin, Templeton and Mutual Series Funds
Franklin Templeton Institutional, LLC
Franklin Templeton Investments Corp., Canada
Franklin Templeton Investments Management, Limited UK
Franklin Templeton Portfolio Advisors, Inc.
Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC
Templeton Asset Management, Limited
Templeton Global Advisors, Limited
Templeton Investment Counsel, LLC
If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

THIS PAGE IS NOT PART OF THE PROSPECTUS
GOF LPR 10/22

Western Asset
New Jersey Municipals Fund

You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877‑6LM‑FUND/656‑3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E‑mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-04254)
FD0231ST 08/23

Prospectus     August 1, 2023

Share class (Symbol): A (SBNYX), C (SBYLX), FI (—), I (SNPYX), IS (SNIPX)

WESTERN ASSET
NEW YORK MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 27 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 88 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees[6]	0.45	0.45	0.45	0.45	0.45
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.11	0.12	0.25[7]	0.12	0.05[7]
Total annual fund operating expenses	0.71	1.27	0.95	0.57	0.50
Fees waived and/or expenses reimbursed[8]	N/A	N/A	(0.10)	(0.02)	—
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[9]	0.71	1.27	0.85	0.55	0.50

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

2	Western Asset New York Municipals Fund

[6]	Effective December 1, 2022 the fund reduced its management fee rate to an annual rate of 0.45% of its average daily net assets.
[7]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[8]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, and, effective December 1, 2022, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[9]	Total annual fund operating expenses after waiving fees and/or reimbursing expenses have been restated to reflect current management fees and expense caps, as applicable.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	445	594	756	1,226
Class C (with redemption at end of period)	229	402	696	1,377
Class C (without redemption at end of period)	129	402	696	1,377
Class FI (with or without redemption at end of period)	87	293	516	1,157
Class I (with or without redemption at end of period)	56	181	316	711
Class IS (with or without redemption at end of period)	51	160	279	629
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New York state and New York City personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.
New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these

Western Asset New York Municipals Fund	3

instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally.

4	Western Asset New York Municipals Fund

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in New York municipal securities. When a fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be,

Western Asset New York Municipals Fund	5

no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Tax risk. The income on the fund’s municipal securities could become subject to federal income and New York state and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a

6	Western Asset New York Municipals Fund

cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877-6LM-FUND/656-3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2022): 3.65    Worst Quarter (03/31/2022): (7.24)
The year-to-date return as of the most recent calendar quarter, which ended June 30, 2023, was 3.18

Average annual total returns (%)
(for periods ended December 31, 2022)

Class A	1 year	5 years	10 years
Return before taxes	(15.41)	(0.38)	0.79
Return after taxes on distributions	(15.41)	(0.38)	0.79
Return after taxes on distributions and sale of fund shares	(8.25)	0.40	1.35

Other Classes (Return before taxes only)
Class C	(13.03)	(0.06)	0.67
Class I	(11.54)	0.65	1.38
Bloomberg New York Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	(8.94)	0.97	1.98
Lipper New York Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	(11.47)	0.57	1.59
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset New York Municipals Fund	7

Management
Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

S. Kenneth Leech	Chief Investment Officer	2014*

Robert E. Amodeo	Head of Municipals	2007

David T. Fare	Portfolio Manager	1998

John Mooney	Portfolio Manager	March 2023

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/ None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877-6LM-FUND/656-3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.
Tax information
The fund intends to distribute income that is generally exempt from regular federal income and New York state and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

8	Western Asset New York Municipals Fund

Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

Western Asset New York Municipals Fund	9

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in New York municipal securities.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
New York municipal securities
New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and New York State and New York City personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and New York State and New York City personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and New York State and New York City personal income taxes.

10	Western Asset New York Municipals Fund

Maturity
Although the fund may invest in securities of any maturity, the fund normally expects to invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy.
Rule 18f-4 under the Investment Company Act of 1940, as amended, which became effective August 19, 2022, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the fund’s ability to use derivatives as part of its investment strategy.
The fund’s subadviser may choose not to make use of derivatives.

Western Asset New York Municipals Fund	11

Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or New York state or New York City personal income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and may be treated as a form of borrowing.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders

12	Western Asset New York Municipals Fund

of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made. Financial Industry Regulatory Authority (“FINRA”) rules may impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its

Western Asset New York Municipals Fund	13

obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of

14	Western Asset New York Municipals Fund

securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors,

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such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID-19) and its negative impact on tax revenues has adversely affected the financial condition of state and local governments. The lingering economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in New York municipal securities. When the fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. As the City of New York serves as the heart of the nation’s financial services industry, the overall level of financial market activity and volatility in U.S. equity markets pose a particularly large degree of uncertainty for the State. State and local tax revenues could be adversely affected by factors such as depressed levels of financial market activity, slow economic growth, increased interest rates, disruption of trade flow due to tariffs, changes in the relative strength of the U.S. dollar, fluctuations in energy prices, changes in real estate markets, and lower than projected employment and income levels. Health care costs and the State’s retirement benefit costs and pension liabilities continue to increase. The State is also facing financial challenges as a result of the COVID-19 crisis, which increased pressure on its budgets and adversely affected its ability to meet its outstanding debt obligations. Changes in federal law or regulation, federal budgetary changes, trade disputes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New York often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. In addition, prolonged inflationary pressures could adversely affect New York’s economy. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New York may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.

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The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call or put option where it (i) owns or is short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent

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that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
New derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the fund may not be considered the owner of a TOB for federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Additionally, both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s July 21, 2017 compliance date. To the extent the fund serves as such a sponsor, although the fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB trust to retain at least five percent of the credit risk of the underlying asets supporting the TOB trust’s municipal bonds. The Risk Retention Rules may adversely affect the fund’s ability to engage in TOB trust transactions or increase the costs of such transactions in certain circumstances.
The fund has restructured its TOB Trusts in conformity with regulatory guidelines. Under the TOB Trust structure, the liquidity provider (i.e., liquidity facility provided by a third party bank or other financial institution) or remarketing agent will no longer purchase the tendered TOB Floaters, even in the even of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters. Any loans made by

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the liquidity provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased rate based on the number of days the loan is outstanding.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways, port authorities or other transit facilities. Airport operating income may be affected by the general stability of the airline industry and on the ability of airlines to meet their obligations under agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and New York state and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or New York state and New York City personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular federal income tax and/or New York state and New York City personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and New York state and New York City personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New York that impose such taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

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Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by LMPFA or its affiliates through waivers).
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and

20	Western Asset New York Municipals Fund

technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/mutualfunds (click on the name of the fund) no sooner than 8 business days following the month-end.

Western Asset New York Municipals Fund	21

More on fund management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2023, LMPFA’s total assets under management were approximately $190.69 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2023, the total assets under management of Western Asset and its supervised affiliates were approximately $397.45 billion.
LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2023, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.42 trillion.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

Investment professional	Title and recent biography	Investment professional of the fund since
S. Kenneth Leech	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2014*
Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2007
David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	1998
John Mooney	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	March 2023

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
Effective December 1, 2022, the fund pays a management fee at an annual rate of 0.45% of its average daily net assets.
Prior to December 1, 2022, the fund paid a management fee at an annual rate of 0.50% of its average daily net assets.
For the fiscal year ended March 31, 2023, the fund paid LMPFA an effective management fee of 0.48% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended September 30, 2022.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, and, effective December 1, 2022, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total

22	Western Asset New York Municipals Fund

annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2024, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Western Asset New York Municipals Fund	23

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	Up to 3.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	1.00% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

Class I	• $1,000,000; • Waived for certain Service	None	None	None	Class I shares of funds sold by the Distributor*	No

24	Western Asset New York Municipals Fund

Agents with arrangements with the Distributor and certain individuals affiliated with Franklin Templeton
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee- based programs

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee- based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee-based programs, you should contact your Service Agent that sponsors the fee-based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

Western Asset New York Municipals Fund	25

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS

Individual Investors	✓	✓		✓[2,3]	✓[2]

Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]

Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

26	Western Asset New York Municipals Fund

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front-end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	3.75	3.90	3.50
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front-end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by Legg Mason or Franklin Templeton; and (ii) units of a Section 529 Plan managed by Legg Mason or Franklin Templeton. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;

Western Asset New York Municipals Fund	27

•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front-end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13-month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13-month term of the Letter of Intent. If the full amount is not purchased during the 13-month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front-end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Legg Mason or Franklin Templeton fund; and

4.	Employees of Franklin Resources and its subsidiaries.
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877-6LM-FUND/656-3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

28	Western Asset New York Municipals Fund

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
The Distributor generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8-year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges – Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	when you exchange shares for shares of the same share class of another fund sold by the Distributor;
2.	on shares representing reinvested distributions and dividends; and
3.	on shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	on payments made through certain systematic withdrawal plans;
2.	for involuntary redemptions of small account balances;
3.	for 12 months following the death or disability of a shareholder; and

Western Asset New York Municipals Fund	29

4.	on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission.
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

30	Western Asset New York Municipals Fund

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877-6LM-FUND/656-3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience

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checks, pre-paid debit cards, non-bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

32	Western Asset New York Municipals Fund

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares (or a different share class, if permitted) of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.

Exchange from share class	Exchangeable for
Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
Class IS	Advisor Class, Class Z or Class R6
Class FI	Class R

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877-6LM-FUND/656-3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

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By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877-6LM-FUND/656-3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

34	Western Asset New York Municipals Fund

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

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By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877-6LM-FUND/656-3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

36	Western Asset New York Municipals Fund

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.
When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset New York Municipals Fund	37

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877-6LM-FUND/656-3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

38	Western Asset New York Municipals Fund

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30-day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-deferred retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee-based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

Western Asset New York Municipals Fund	39

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

40	Western Asset New York Municipals Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York state and New York City personal income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	New York personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on New York municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund	Long-term capital gain
For personal income tax purposes, New York does not provide reduced tax rates for dividends and long-term capital gains.
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term

Western Asset New York Municipals Fund	41

capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

42	Western Asset New York Municipals Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. The valuation policy permits, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. These determinations are subject to the Board’s oversight. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset New York Municipals Fund	43

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/764624/000119312523152543/d471633dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$12.52	$13.38	$12.92	$13.01	$12.91

Income (loss) from operations:
Net investment income	0.32	0.28	0.34	0.42	0.47
Net realized and unrealized gain (loss)	(0.54)	(0.86)	0.46	(0.09)	0.09
Total income (loss) from operations	(0.22)	(0.58)	0.80	0.33	0.56

Less distributions from:
Net investment income	(0.32)	(0.28)	(0.34)	(0.42)	(0.46)
Total distributions	(0.32)	(0.28)	(0.34)	(0.42)	(0.46)

Net asset value, end of year	$11.98	$12.52	$13.38	$12.92	$13.01
Total return[2]	(1.72)%	(4.45)%	6.24%	2.46%	4.47%

Net assets, end of year (millions)	$288	$355	$414	$410	$414

Ratios to average net assets:
Gross expenses	0.77%	0.76%	0.75%	0.76%	0.76%
Net expenses	0.77	0.76	0.75 [3]	0.76 [3]	0.76 [3]
Net investment income	2.69	2.11	2.59	3.16	3.62

Portfolio turnover rate	35%	15%	26%	21%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

44	Western Asset New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$12.51	$13.37	$12.91	$13.00	$12.90

Income (loss) from operations:
Net investment income	0.25	0.21	0.27	0.34	0.39
Net realized and unrealized gain (loss)	(0.54)	(0.86)	0.45	(0.09)	0.10
Total income (loss) from operations	(0.29)	(0.65)	0.72	0.25	0.49

Less distributions from:
Net investment income	(0.25)	(0.21)	(0.26)	(0.34)	(0.39)
Total distributions	(0.25)	(0.21)	(0.26)	(0.34)	(0.39)

Net asset value, end of year	$11.97	$12.51	$13.37	$12.91	$13.00
Total return[2]	(2.26)%	(4.99)%	5.65%	1.88%	3.89%

Net assets, end of year (000s)	$7,444	$11,120	$18,188	$26,986	$56,333

Ratios to average net assets:
Gross expenses	1.33%	1.32%	1.32%	1.33%	1.33%
Net expenses[3]	1.33	1.32	1.32	1.33	1.32
Net investment income	2.12	1.54	2.05	2.61	3.06

Portfolio turnover rate	35%	15%	26%	21%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

Western Asset New York Municipals Fund	45

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$12.51	$13.37	$12.91	$13.00	$12.90

Income (loss) from operations:
Net investment income	0.34	0.30	0.36	0.44	0.49
Net realized and unrealized gain (loss)	(0.54)	(0.86)	0.46	(0.09)	0.09
Total income (loss) from operations	(0.20)	(0.56)	0.82	0.35	0.58

Less distributions from:
Net investment income	(0.34)	(0.30)	(0.36)	(0.44)	(0.48)
Total distributions	(0.34)	(0.30)	(0.36)	(0.44)	(0.48)

Net asset value, end of year	$11.97	$12.51	$13.37	$12.91	$13.00
Total return[2]	(1.56)%	(4.31)%	6.40%	2.62%	4.64%

Net assets, end of year (000s)	$69,034	$99,009	$106,907	$105,914	$94,363

Ratios to average net assets:
Gross expenses	0.63%	0.62%	0.61%	0.63%	0.63%
Net expenses[3,4]	0.61	0.61	0.60	0.60	0.60
Net investment income	2.83	2.26	2.74	3.31	3.79

Portfolio turnover rate	35%	15%	26%	21%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, effective December 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. Prior to December 1, 2022, the expense limitation was 0.60%.

[4]	Reflects fee waivers and/or expense reimbursements.

46	Western Asset New York Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Effective June 30, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the

Western Asset New York Municipals Fund	A‑1

purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
AMERIPRISE FINANCIAL
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax-free basis, without clients being subject to a front-end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.

A‑2	Western Asset New York Municipals Fund

Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Western Asset New York Municipals Fund	A‑3

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (ROA)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

A‑4	Western Asset New York Municipals Fund

Other Important Information Regarding Transactions Through Edward Jones
1.1 Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
1.2 Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

¡	A fee-based account held on an Edward Jones platform
¡	A 529 account held on an Edward Jones platform
¡	An account with an active systematic investment plan or letter of intent (LOI)
1.3 Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Western Asset New York Municipals Fund	A‑5

OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front-End Sales Charge Waivers on Class A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

A‑6	Western Asset New York Municipals Fund

•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13-month period of time
WAIVERS SPECIFIC TO STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or Statement of Additional Information (“SAI”) still apply.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
Shareholders purchasing fund shares on the PSS platform are eligible only for the following share classes:

•	Class A shares are available in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
•	Class A1 and Class C shares are available only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton or Legg Mason Fund purchased with a sales charge. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction Plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible

Western Asset New York Municipals Fund	A‑7

participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.
•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA or non-IRA PDP plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of either the Franklin Templeton or Legg Mason fund families so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases That Are Not Held on the PSS Platform
Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k) and which are not held on the PSS platform.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.

A‑8	Western Asset New York Municipals Fund

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Western Asset New York Municipals Fund	A‑9

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority
Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.
Information We Collect
When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•
Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•
Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).
•
Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.
Disclosure Policy
To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.
We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.
Confidentiality and Security
Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.
At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.
*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:
Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans
Franklin Advisers, Inc.
Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan
Franklin Mutual Advisers, LLC
Franklin, Templeton and Mutual Series Funds
Franklin Templeton Institutional, LLC
Franklin Templeton Investments Corp., Canada
Franklin Templeton Investments Management, Limited UK
Franklin Templeton Portfolio Advisors, Inc.
Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC
Templeton Asset Management, Limited
Templeton Global Advisors, Limited
Templeton Investment Counsel, LLC
If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

THIS PAGE IS NOT PART OF THE PROSPECTUS
GOF LPR 10/22

Western Asset
New York Municipals Fund

You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-04254)
FD0604ST 08/23

Prospectus     August 1, 2023

Share class (Symbol): A (SBPAX), C (SPALX), FI (—), I (LPPIX), IS (LPISX)

WESTERN ASSET
PENNSYLVANIA MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 27 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 88 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.45	0.45	0.45	0.45	0.45
Distribution and/or service (12b‑1) fees	0.15	0.70	0.25	None	None
Other expenses	0.20	0.20	0.34[6]	0.21	0.14[6]
Total annual fund operating expenses	0.80	1.35	1.04	0.66	0.59
Fees waived and/or expenses reimbursed[7]	N/A	N/A	(0.19)	(0.11)	(0.07)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.80	1.35	0.85	0.55	0.52

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

2	Western Asset Pennsylvania Municipals Fund

[6]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, and, effective December 1, 2022, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	454	621	803	1,329
Class C (with redemption at end of period)	237	427	739	1,472
Class C (without redemption at end of period)	137	427	739	1,472
Class FI (with or without redemption at end of period)	87	312	555	1,253
Class I (with or without redemption at end of period)	56	199	356	811
Class IS (with or without redemption at end of period)	53	182	323	732
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and Pennsylvania state personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.
Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
The fund may also invest in securities of other open‑end or closed‑end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance

Western Asset Pennsylvania Municipals Fund	3

with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The fallout from the COVID‑19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will

4	Western Asset Pennsylvania Municipals Fund

typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non‑subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in Pennsylvania municipal securities. The fund focuses its investments on Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash

Western Asset Pennsylvania Municipals Fund	5

needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Tax risk. The income on the fund’s municipal securities could become subject to federal income and Pennsylvania state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.

6	Western Asset Pennsylvania Municipals Fund

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877‑6LM‑FUND/656‑3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (03/31/2014): 3.58    Worst Quarter (03/31/2022): (6.33)
The year‑to‑date return as of the most recent calendar quarter, which ended June 30, 2023, was 1.70

Average annual total returns (%)
(for periods ended December 31, 2022)

Class A	1 year	5 years	10 years
Return before taxes	(14.25)	(0.39)	1.04
Return after taxes on distributions	(14.25)	(0.39)	1.03
Return after taxes on distributions and sale of fund shares	(7.58)	0.35	1.52

Other Classes (Return before taxes only)
Class C	(11.82)	(0.06)	0.92
Class I	(10.29)	0.68	1.63
Bloomberg Pennsylvania Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	(9.05)	1.41	2.35
Lipper Pennsylvania Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	(10.41)	0.80	1.66
The after‑tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset Pennsylvania Municipals Fund	7

Management
Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day‑to‑day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

S. Kenneth Leech	Chief Investment Officer	2014*

Robert E. Amodeo	Head of Municipals	2007

David T. Fare	Portfolio Manager	2004

John Mooney	Portfolio Manager	March 2023

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/ None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/ None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877‑6LM‑FUND/656‑3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.
Tax information
The fund intends to distribute income that is generally exempt from regular federal income and Pennsylvania state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

8	Western Asset Pennsylvania Municipals Fund

Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

Western Asset Pennsylvania Municipals Fund	9

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in Pennsylvania municipal securities.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Pennsylvania municipal securities
Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and Pennsylvania state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Pennsylvania municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax‑exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and Pennsylvania state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or Pennsylvania state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and Pennsylvania state personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Pennsylvania.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and Pennsylvania state personal income taxes.

10	Western Asset Pennsylvania Municipals Fund

Maturity
Although the fund may invest in securities of any maturity, the fund normally expects to invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub‑categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non‑hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy.
Rule 18f‑4 under the Investment Company Act of 1940, as amended, which became effective August 19, 2022, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f‑4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value‑at‑risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f‑4. Compliance with Rule 18f‑4 by the fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f‑4 may limit the fund’s ability to use derivatives as part of its investment strategy.
The fund’s subadviser may choose not to make use of derivatives.

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Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non‑recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and may be treated as a form of borrowing.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over‑the‑counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders

12	Western Asset Pennsylvania Municipals Fund

of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay‑in‑kind and deferred interest securities
Zero coupon, pay‑in‑kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay‑in‑kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay‑in‑kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay‑in‑kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non‑cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made. Financial Industry Regulatory Authority (“FINRA”) rules may impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its

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obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values

•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non‑U.S. interest rates), or interest rates on different types of

14	Western Asset Pennsylvania Municipals Fund

securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The fallout from the COVID‑19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID‑19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non‑subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non‑subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors,

Western Asset Pennsylvania Municipals Fund	15

such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID‑19) and its negative impact on tax revenues has adversely affected the financial condition of state and local governments. The lingering economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in Pennsylvania municipal securities. The fund focuses its investments on Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers. Employment levels, personal income and commercial activity contribute significantly to Pennsylvania tax revenues, and the Commonwealth could suffer from declines in these or other sources of revenue. Pennsylvania has had to implement several rounds of budget cuts in recent years and has taken other measures to reduce budget deficits. The Commonwealth and its municipalities are also facing financial challenges as a result of the COVID‑19 crisis, which increased pressure on their budgets and adversely affected their ability to meet their outstanding debt obligations. Meanwhile, the Commonwealth’s and its municipalities’ pension liabilities are underfunded, as health care costs and other retirement benefits costs and pension liabilities continue to rise. Changes in federal law or regulation, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the Commonwealth and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in Pennsylvania often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of Pennsylvania municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Pennsylvania municipal securities to purchase, the amount of the fund’s income that is subject to Pennsylvania taxes could increase. In addition, prolonged inflationary pressures could adversely affect Pennsylvania’s economy. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of Pennsylvania may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

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Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over‑the‑counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over‑the‑counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over‑the‑counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call or put option where it (i) owns or is short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

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Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non‑redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
New derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the fund may not be considered the owner of a TOB for federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax‑exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Additionally, both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s July 21, 2017 compliance date. To the extent the fund serves as such a sponsor, although the fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB trust to retain at least five percent of the credit risk of the underlying asets supporting the TOB trust’s municipal bonds. The Risk Retention Rules may adversely affect the fund’s ability to engage in TOB trust transactions or increase the costs of such transactions in certain circumstances.
The fund has restructured its TOB Trusts in conformity with regulatory guidelines. Under the TOB Trust structure, the liquidity provider (i.e., liquidity facility provided by a third party bank or other financial institution) or remarketing agent will no longer purchase the tendered TOB Floaters, even in the even of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters. Any loans made by the liquidity provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased rate based on the number of days the loan is outstanding.

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Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non‑investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways, port authorities or other transit facilities. Airport operating income may be affected by the general stability of the airline industry and on the ability of airlines to meet their obligations under agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and Pennsylvania state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or Pennsylvania state personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular federal income tax and/or Pennsylvania state personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and Pennsylvania state personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than Pennsylvania that impose such taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds,

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shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non‑U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by LMPFA or its affiliates through waivers).
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the

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subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/mutualfunds (click on the name of the fund) no sooner than 8 business days following the month‑end.

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More on fund management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2023, LMPFA’s total assets under management were approximately $190.69 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day‑to‑day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2023, the total assets under management of Western Asset and its supervised affiliates were approximately $397.45 billion.
LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2023, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.42 trillion.
Investment professionals
Primary responsibility for the day‑to‑day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

Investment professional	Title and recent biography	Investment professional of the fund since
S. Kenneth Leech	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2014*
Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2007
David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2004
John Mooney	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	March 2023

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.45% of its average daily net assets.
For the fiscal year ended March 31, 2023, the fund paid LMPFA an effective management fee of 0.43% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended September 30, 2022.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, and, effective December 1, 2022, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to

22	Western Asset Pennsylvania Municipals Fund

recapture as described below. These arrangements are expected to continue until December 31, 2024, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b‑1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Western Asset Pennsylvania Municipals Fund	23

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front‑end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front‑end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	Up to 3.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	1.00% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

24	Western Asset Pennsylvania Municipals Fund

Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and certain individuals affiliated with Franklin Templeton
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee- based programs
	None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee‑based programs, you should contact your Service Agent that sponsors the fee‑based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

Western Asset Pennsylvania Municipals Fund	25

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee‑based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee‑based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee‑based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class I or Class IS shares through a no‑load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

26	Western Asset Pennsylvania Municipals Fund

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front‑end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	3.75	3.90	3.50
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front‑end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by Legg Mason or Franklin Templeton; and (ii) units of a Section 529 Plan managed by Legg Mason or Franklin Templeton. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;

Western Asset Pennsylvania Municipals Fund	27

•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non‑ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non‑qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front‑end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13‑month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13‑month term of the Letter of Intent. If the full amount is not purchased during the 13‑month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front‑end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Legg Mason or Franklin Templeton fund; and

4.	Employees of Franklin Resources and its subsidiaries.
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877‑6LM‑FUND/656‑3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

28	Western Asset Pennsylvania Municipals Fund

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
The Distributor generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8‑year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges – Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	when you exchange shares for shares of the same share class of another fund sold by the Distributor;
2.	on shares representing reinvested distributions and dividends; and
3.	on shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	on payments made through certain systematic withdrawal plans;
2.	for involuntary redemptions of small account balances;
3.	for 12 months following the death or disability of a shareholder; and

Western Asset Pennsylvania Municipals Fund	29

4.	on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission.
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

30	Western Asset Pennsylvania Municipals Fund

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877‑6LM‑FUND/656‑3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632‑2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience

Western Asset Pennsylvania Municipals Fund	31

checks, pre‑paid debit cards, non‑bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

32	Western Asset Pennsylvania Municipals Fund

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares (or a different share class, if permitted) of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.
	Exchange from share class	Exchangeable for
	Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
	Class IS	Advisor Class, Class Z or Class R6
	Class FI	Class R

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877‑6LM‑FUND/656‑3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

Western Asset Pennsylvania Municipals Fund	33

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877‑6LM‑FUND/656‑3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

34	Western Asset Pennsylvania Municipals Fund

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number
•   The dollar amount or number of shares being redeemed
•   Signature of each owner exactly as the account is registered
•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

Western Asset Pennsylvania Municipals Fund	35

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877‑6LM‑FUND/656‑3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed
•   Class of shares being redeemed
•   The dollar amount or number of shares being redeemed
•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.
•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.
•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

36	Western Asset Pennsylvania Municipals Fund

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.
When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset Pennsylvania Municipals Fund	37

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non‑U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non‑U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877‑6LM‑FUND/656‑3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next‑to‑last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund‑by‑fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

38	Western Asset Pennsylvania Municipals Fund

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30‑day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax‑deferred retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee‑based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non‑Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non‑Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS‑recognized tax‑deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

Western Asset Pennsylvania Municipals Fund	39

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

40	Western Asset Pennsylvania Municipals Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax‑advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non‑income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non‑U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Pennsylvania municipal securities will also be exempt from Pennsylvania personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	Pennsylvania personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually income
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on Pennsylvania municipal securities; otherwise, generally income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund	Income
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term

Western Asset Pennsylvania Municipals Fund	41

capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax‑advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

42	Western Asset Pennsylvania Municipals Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a‑5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. The valuation policy permits, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. These determinations are subject to the Board’s oversight. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Pennsylvania Municipals Fund	43

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 877‑6LM‑FUND/656‑3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/764624/000119312523153977/d482006dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$12.26	$13.09	$12.80	$12.76	$12.63

Income (loss) from operations:
Net investment income	0.29	0.28	0.31	0.36	0.42
Net realized and unrealized gain (loss)	(0.59)	(0.83)	0.29	0.04	0.13
Total income (loss) from operations	(0.30)	(0.55)	0.60	0.40	0.55

Less distributions from:
Net investment income	(0.29)	(0.28)	(0.31)	(0.36)	(0.42)
Total distributions	(0.29)	(0.28)	(0.31)	(0.36)	(0.42)

Net asset value, end of year	$11.67	$12.26	$13.09	$12.80	$12.76
Total return[2]	(2.37)%	(4.30)%	4.74%	3.12%	4.47%

Net assets, end of year (000s)	$86,524	$104,625	$112,905	$104,693	$94,087

Ratios to average net assets:
Gross expenses	0.80%	0.78%	0.78%	0.78%	0.78%
Net expenses	0.80 [3]	0.78	0.78 [3]	0.78 [3]	0.78
Net investment income	2.52	2.15	2.40	2.76	3.35

Portfolio turnover rate	9%	18%	8%	21%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

44	Western Asset Pennsylvania Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$12.22	$13.03	$12.75	$12.70	$12.57

Income (loss) from operations:
Net investment income	0.23	0.21	0.24	0.29	0.35
Net realized and unrealized gain (loss)	(0.60)	(0.81)	0.28	0.05	0.13
Total income (loss) from operations	(0.37)	(0.60)	0.52	0.34	0.48

Less distributions from:
Net investment income	(0.23)	(0.21)	(0.24)	(0.29)	(0.35)
Total distributions	(0.23)	(0.21)	(0.24)	(0.29)	(0.35)

Net asset value, end of year	$11.62	$12.22	$13.03	$12.75	$12.70
Total return[2]	(2.92)%	(4.71)%	4.10%	2.56%	3.99%

Net assets, end of year (000s)	$5,387	$8,686	$16,354	$29,699	$51,168

Ratios to average net assets:
Gross expenses	1.35%	1.33%	1.32%	1.33%	1.33%
Net expenses	1.35 [3]	1.33	1.32 [3]	1.33 [3]	1.33
Net investment income	1.96	1.61	1.86	2.25	2.81

Portfolio turnover rate	9%	18%	8%	21%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

Western Asset Pennsylvania Municipals Fund	45

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$12.26	$13.08	$12.80	$12.75	$12.62

Income (loss) from operations:
Net investment income	0.32	0.31	0.33	0.38	0.44
Net realized and unrealized gain (loss)	(0.59)	(0.83)	0.28	0.05	0.13
Total income (loss) from operations	(0.27)	(0.52)	0.61	0.43	0.57

Less distributions from:
Net investment income	(0.32)	(0.30)	(0.33)	(0.38)	(0.44)
Total distributions	(0.32)	(0.30)	(0.33)	(0.38)	(0.44)

Net asset value, end of year	$11.67	$12.26	$13.08	$12.80	$12.75
Total return[2]	(2.17)%	(4.06)%	4.85%	3.38%	4.65%

Net assets, end of year (000s)	$21,710	$31,403	$34,857	$33,012	$34,455

Ratios to average net assets:
Gross expenses	0.66%	0.65%	0.65%	0.65%	0.65%
Net expenses[3,4]	0.59	0.60	0.60	0.60	0.60
Net investment income	2.73	2.33	2.57	2.94	3.53

Portfolio turnover rate	9%	18%	8%	21%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]
As a result of an expense limitation arrangement, effective December 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. Prior to December 1, 2022, the expense limitation was 0.60%.

46	Western Asset Pennsylvania Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Effective June 30, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529‑specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front‑end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the

Western Asset Pennsylvania Municipals Fund	A‑1

purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13‑month period of time (if applicable)
AMERIPRISE FINANCIAL
Class A Shares Front‑End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front‑end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7‑year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front‑end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax‑free basis, without clients being subject to a front‑end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.

A‑2	Western Asset Pennsylvania Municipals Fund

Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front‑End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Western Asset Pennsylvania Municipals Fund	A‑3

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (ROA)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee‑based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

A‑4	Western Asset Pennsylvania Municipals Fund

Other Important Information Regarding Transactions Through Edward Jones
1.1 Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
1.2 Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

¡	A fee‑based account held on an Edward Jones platform
¡	A 529 account held on an Edward Jones platform
¡	An account with an active systematic investment plan or letter of intent (LOI)
1.3 Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Western Asset Pennsylvania Municipals Fund	A‑5

OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front‑End Sales Charge Waivers on Class A‑shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

A‑6	Western Asset Pennsylvania Municipals Fund

•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13‑month period of time
WAIVERS SPECIFIC TO STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front‑end Sales Load Waiver on Class A Shares

•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or Statement of Additional Information (“SAI”) still apply.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
Shareholders purchasing fund shares on the PSS platform are eligible only for the following share classes:

•	Class A shares are available in non‑retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
•	Class A1 and Class C shares are available only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton or Legg Mason Fund purchased with a sales charge. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction Plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one‑time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible

Western Asset Pennsylvania Municipals Fund	A‑7

participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.
•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13‑month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front‑end sales charge. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA or non‑IRA PDP plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of either the Franklin Templeton or Legg Mason fund families so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account, and 3) the redeemed shares were subject to a front‑end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases That Are Not Held on the PSS Platform
Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one‑participant 401(k) plan or solo 401(k) and which are not held on the PSS platform.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front‑End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.

A‑8	Western Asset Pennsylvania Municipals Fund

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Western Asset Pennsylvania Municipals Fund	A‑9

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority
Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non‑public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non‑public personal information to anyone and only share it as described in this notice.
Information We Collect
When you invest with us, you provide us with your non‑public personal information. We collect and use this information to service your accounts and respond to your requests. The non‑public personal information we may collect falls into the following categories:

•
Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•
Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).
•
Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.
Disclosure Policy
To better service your accounts and process transactions or services you requested, we may share non‑public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non‑public personal information with these companies without first offering you the opportunity to prevent that sharing.
We will only share non‑public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.
Confidentiality and Security
Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non‑public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.
At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632‑2301.
*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:
Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans
Franklin Advisers, Inc.
Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan
Franklin Mutual Advisers, LLC
Franklin, Templeton and Mutual Series Funds
Franklin Templeton Institutional, LLC
Franklin Templeton Investments Corp., Canada
Franklin Templeton Investments Management, Limited UK
Franklin Templeton Portfolio Advisors, Inc.
Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC
Templeton Asset Management, Limited
Templeton Global Advisors, Limited
Templeton Investment Counsel, LLC
If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

THIS PAGE IS NOT PART OF THE PROSPECTUS
GOF LPR 10/22

Western Asset
Pennsylvania Municipals Fund

You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877‑6LM‑FUND/656‑3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E‑mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.
(Investment Company Act
file no. 811‑04254)
FD0772ST 08/23

August 1, 2023

LEGG MASON PARTNERS INCOME TRUST

Fund	Ticker Symbol

	Class A	Class C	Class FI	Class I	Class IS
WESTERN ASSET INTERMEDIATE-TERM MUNICIPALS FUND (“Intermediate-Term Municipals Fund”)	SBLTX	SMLLX	—	SBTYX	SMLSX
WESTERN ASSET NEW JERSEY MUNICIPALS FUND (“New Jersey Municipals Fund”)	SHNJX	SNJLX	—	LNJIX	LNISX
WESTERN ASSET NEW YORK MUNICIPALS FUND (“New York Municipals Fund”)	SBNYX	SBYLX	—	SNPYX	SNIPX
WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND (“Pennsylvania Municipals Fund”)	SBPAX	SPALX	—	LPPIX	LPISX

620 Eighth Avenue

New York, New York 10018

877-6LM-FUND/656-3863

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated August 1, 2023, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. This SAI contains additional information about each fund listed above (references to the “Fund” mean each Fund listed on this cover page, unless otherwise noted).

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference

(https://www.sec.gov/Archives/edgar/data/764624/000119312523153956/d423301dncsr.htm

https://www.sec.gov/Archives/edgar/data/764624/000119312523152537/d440343dncsr.htm

https://www.sec.gov/Archives/edgar/data/764624/000119312523152543/d471633dncsr.htm

https://www.sec.gov/Archives/edgar/data/764624/000119312523153977/d482006dncsr.htm). The Fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Fund’s distributor to sell shares of the Fund (each called a “Service Agent”), by writing the Fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030, by calling the telephone number set forth above, by sending an e-mail request to prospectus@franklintempleton.com or by visiting www.franklintempleton.com/mutualfundsliterature. Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, Inc., serves as the Fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY OF TERMS

Because the following is a combined glossary of terms used for all the Legg Mason Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“12b-1 Plans” means the Fund’s distribution and shareholder services plan.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Board” means the Board of Trustees or Board of Directors, as applicable.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” (if applicable) means the corporation listed on the cover page of this SAI.

“Directors” means the directors of the Corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Franklin Distributors, LLC (“Franklin Distributors”) is the Fund’s distributor.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Franklin Resources” means Franklin Resources, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Director” or “Independent Trustee” (as applicable) means a Director of the Corporation or a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Corporation or Trust (as applicable).

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“Legg Mason” means Legg Mason, Inc.

“Legg Mason Funds” means the funds managed by Legg Mason Partners Fund Advisor, LLC or an affiliate.

“Manager” or “LMPFA” means Legg Mason Partners Fund Advisor, LLC.

“NAV” means net asset value.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”).

“NYSE” means the New York Stock Exchange.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Service Agent” means each bank, broker, dealer, insurance company, investment adviser, financial consultant or adviser, mutual fund supermarket and any other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund.

“Subadviser” means Western Asset Management Company, LLC, as referred to in the Fund’s Prospectus and this SAI.

“Trust” (if applicable) means the trust listed on the cover page of this SAI.

“Trustees” means the trustees of the Trust.

INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the 1940 Act as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of principal investment strategies and certain additional strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investment practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

Intermediate-Term Municipals Fund

•	Investment objective. The Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.
•

Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

•

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

•	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

New Jersey Municipals Fund

•

Investment objective. The Fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

•

Under normal circumstances, the Fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax and New Jersey state personal income tax but which may be subject to the federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

•

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

•	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

New York Municipals Fund

•

Investment objective. The Fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

•

Under normal circumstances, the Fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax and New York state and New York City personal income taxes but which may be subject to the federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

•

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

•	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Pennsylvania Municipals Fund

•	Investment objective. The Fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.
•

Under normal circumstances, the Fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax and Pennsylvania state personal income taxes but which may be subject to the federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

•

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

•	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Municipal Securities:

Intermediate-Term Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “municipal securities.”

New Jersey Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “New Jersey municipal securities.”

New York Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “New York municipal securities.”

Pennsylvania Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “Pennsylvania municipal securities.”

For purposes of these policies, the term “municipal securities” includes municipal securities that pay interest subject to the federal alternative minimum tax.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Manager or the Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

Intermediate-Term Municipals Fund

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund

The Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the Fund is subject to greater risk than a diversified fund. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval.

The Fund intends to continue to qualify for treatment as a regulated investment company under the Code. Compliance with the diversification requirements of the Code may limit the flexibility of the Fund.

Non-Fundamental Investment Policies

The following are some of the non-fundamental investment limitations that the Fund currently observes:

•

If at any time another registered open-end investment company that is part of the same group of investment companies as the Fund invests in the Fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the Fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

•

The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. The Fund monitors the portion of the Fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Commodity Exchange Act Regulation- Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the

CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Alternative Investment Strategies and Temporary Defensive Investments

At times the Fund’s portfolio manager may judge that conditions in the securities markets make pursuing the Fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the portfolio manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these defensive strategies, the Fund may invest without limit in securities that the portfolio manager believes present less risk to the Fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the portfolio manager considers consistent with such defensive strategies, such as, but not limited to, options or futures. During periods in which such strategies are used, the duration of the Fund may diverge from the duration range for the Fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the Fund will use these alternative strategies. As a result of using these alternative strategies, the Fund may not achieve its investment objective. Additionally, although the portfolio manager has the ability to take defensive positions, the portfolio manager may choose not to do so for a variety of reasons, even during volatile market conditions.

Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Fund maintains its cash and cash equivalents, there can be no assurance that the Fund would be able to access uninsured funds in a timely manner or at all and the Fund may incur losses. Any such event coud adversely affect the business, liquidity, financial position and performance of the Fund.

Borrowings

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this requirement would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Collateralized Debt Obligations (“CDOs”), Collateralized Loan Obligations (“CLOs”) and Collateralized Bond Obligations (“CBOs”)

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Custodial Receipts

The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation for U.S. federal income tax purposes, the yield on the underlying security would be reduced by any entity-level corporate taxes paid by the issuer.

Custodial receipts may also evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. Custodial receipts are generally not considered obligations of the U.S. government for purposes of securities laws.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, and other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the Manager and the Subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.

Debt and Fixed Income Securities

The Fund may invest in a variety of debt and fixed income securities, which may be issued by governmental, corporate or other issuers. Debt securities may pay fixed, floating or variable rates of interest or interest at a rate contingent upon some other factor. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

These securities share principal risks. For example, the level of interest income generated by the Fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Also, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the Fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.

Changing Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. To the extent the Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changes in monetary policy may exacerbate the risks associated with changing interest rates. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. In recent years, the U.S. government began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Fund may be subject to significant losses. Changing interest rates could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.

Fixed Income Securities Ratings. Securities rated in the fourth highest ratings category by a NRSRO, such as those rated BBB by S&P, or Baa by Moody’s, and unrated securities of comparable quality, are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Securities rated below the fourth highest ratings category by a NRSRO, including those rated below Baa by Moody’s or BBB by S&P, and unrated securities of comparable quality, are generally considered below “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for lower rated securities to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case for high rated securities. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. Derivatives include futures contracts, forward contracts, options and swaps.

The Fund may use derivatives for any purpose, including but not limited to, to attempt to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in an attempt to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law, availability or by policies adopted by the Board, Manager or Subadviser (as applicable).

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded over the counter (“OTC”). OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority broadening the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

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Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge at an appropriate time.

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Illiquidity risk. The Fund’s ability to close out or unwind a derivative prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or price. This may also be the case if the counterparty becomes insolvent. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to settle a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to settle the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the derivative. Illiquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

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Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Margin risk. Certain derivatives require the Fund to make initial margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin (known as “variation margin”) if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

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Speculation risk. Derivatives used for non-hedging purposes may result in losses which are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as counterparty risk.

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Counterparty risk. Derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty (or its affiliates), the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s (or its affiliates’) bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

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Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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OTC risk. Derivative transactions that are traded OTC, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or centrally cleared. Because OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to increased risk that its counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an OTC derivative in the event of the default or bankruptcy of the counterparty to the OTC derivative. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

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Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin requirements, fees, taxes or other charges than in the United States and (5) lesser trading volume. Counterparty risk and many of the risks of OTC derivatives transactions are also applicable to derivative transactions conducted outside the United States.

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Currency derivatives risk. Currency related transactions may be negatively affected by factors such as government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

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Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to shareholders.

Risks Associated with Hedging with Derivatives. If the portfolio manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset.

The Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). Short hedging involves the risk that the prices of the futures contracts or the value of the swap or the applicable index will correlate imperfectly with price movements in the Fund’s assets. If the value of the assets held in the Fund’s portfolio declines while the Fund has used derivative instruments in a short hedge, and the prices referenced in the short hedge do not also decline, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets. With respect to a derivative transaction based on an index, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. Rule 18f-4 under the 1940 Act, which became effective August 19, 2022, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations have been or are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under relatively new special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the United Kingdom and the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one currency to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or to otherwise fulfill its obligations in connection with settlement. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

Non-deliverable Forwards. The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-

Frank Act, they may be subject to mandatory clearing. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with such deliverable foreign exchange forwards.

Futures Contracts and Options on Futures Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to sell a specified quantity of an underlying instrument or asset, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to buy the underlying instrument or asset, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index calculated for purposes of settlement and the price at which the contract originally was written. Options on futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option or at the expiration of the option, depending on the terms of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts and related options may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument or asset while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument or asset, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange or by its FCM to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” payments are made to and from the FCM as the value of the margin and the underlying derivative transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from an FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument or asset, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument or asset and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Risks of Futures Contracts and Options Thereon. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” futures contracts and options on futures contracts are subject to the following risks:

Successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument or asset, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities or other assets being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged assets. If the price of the futures contract moves less than the price of assets that are the subject of the hedge, the hedge will not be fully effective; but if the price of the assets being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the assets being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a market for such contracts. Although the Fund intends to purchase and sell futures and related options only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments, where applicable. Options have a limited life and thus can be disposed of only within a specific time period.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may result in a higher portfolio turnover rate (see “Portfolio Transactions and Brokerage”) and additional transaction costs in the form of added brokerage commissions.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The CFTC and domestic exchanges have also established (and continue to evaluate and revise) speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts.

Under current rules and regulations, other accounts managed by the Manager or, if applicable, Subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, Subadviser’s management for position limit purposes, unless an exemption applies. This aggregation could preclude additional trading by the Fund in such contracts and may require positions held by the Fund to be liquidated, which may adversely affect the performance of the Fund.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts for the relevant account class, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, an underlying investment (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, an underlying investment at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts”.

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s price were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that the underlying instrument’s prices will experience volatility during the term of the options.

Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple (“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Risks of Options – In addition to the risks described under “Derivatives – Risks of Derivatives Generally,” options are also subject to the following risks:

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Swaps

Generally, a swap agreement involves the exchange between two parties of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. Swaps may be negotiated bilaterally and traded OTC (OTC swaps) or, for certain types of swaps, must be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse (cleared swaps). Swaps include but are not limited to, interest rate swaps, total return swaps, index swaps, inflation indexed swaps, currency swaps, credit default swaps and options on swaps or “swaptions”.

OTC swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors. The swapped returns are generally calculated with respect to a notional amount, that is, the nominal or face amount used to calculate the payments to be made between the parties to the OTC swap.

The Fund may enter into a swap agreement for hedging or non-hedging purposes, including but not limited to, to enhance returns, increase liquidity, protect against currency and security price fluctuations, manage duration and gain exposure to certain markets or securities in a more cost-efficient manner.

Risks of Swaps Generally. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” swaps are subject to the following risks:

Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield and may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other market factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

The absence of a central exchange or market for OTC swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Cleared Swaps. Relatively recent legislation and implementing regulation require certain swaps to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally intended to reduce counterparty credit risk, it may disrupt or limit the swap market and may result in swaps being more difficult to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearing member and clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse and the clearing member through which the Fund holds its position may be unable to or may otherwise fail to perform their obligations.

When the Fund enters into a cleared swap transaction, the Fund is subject to the credit and counterparty risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit/counterparty risk of market participants with respect to centrally cleared swaps is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each cleared swaps customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

In some ways, centrally cleared swaps arrangements are less favorable to the Fund than OTC swaps arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared swaps than for OTC swaps. Also, in contrast to OTC swaps, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared swaps at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk of its clearing member, because margin for cleared swaps in excess of clearinghouse margin requirements typically is held by the clearing member. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and its clearing members is developed by the clearing members and generally is less favorable to the Fund than typical OTC swap documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared swaps are required to be executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can execute swaps by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared swap market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes swaps on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps entered into between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party (or its affiliates) defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are agreements between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on a fixed interest rate while the other party’s obligation is based on an interest rate that fluctuates with changes in a designated benchmark. An interest rate cap transaction entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. An interest rate floor transaction entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps and floors have an effect similar to buying or writing options. Caps and floors typically have lower liquidity than swaps.

Options on Swaps (“Swaptions”). A swaption is a contract that gives the counterparty the right, but not the obligation to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Swaptions are generally subject to the same risks involved in the use of options and swaps. Depending on the terms of the option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, only the amount of premium the Fund paid is at risk should the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement, which may result in losses to the Fund in excess of the premium it received.

Credit Default Swaps and Related Investments. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a debt-reference obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for certain credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. It is possible that developments in the swap market, including new or modified government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Fund may also purchase credit default swap contracts to attempt to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest in credit default swap index products that provide exposure to obligations of multiple issuers. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risks with investments in credit default swaps discussed above.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps. The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the Fund’s portfolio manager may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Exchange Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. An ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent certain exemptive rules or other available exemptive relief. However, under Rule 12d1-4, the Fund may invest in other investment companies, including ETFs, in excess of these limits, subject to certain conditions. These restrictions may limit the Fund’s ability to invest in ETFs to the extent desired. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

High Yield (“Junk”) Bonds

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by issuers of these securities is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to senior indebtedness. In addition, the market value of securities in lower rated categories is generally more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also limit the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations often have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer exercises that right, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in lower rated zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than lower rated bonds that pay interest currently.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund (if applicable). Neither event will require sale of these securities by the Fund, but the portfolio manager will consider the event in determining whether the Fund should continue to hold the security.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage within a reasonable period of time consistent with applicable regulatory requirements. Because illiquid investments may not be readily marketable, the Fund may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of the Fund to decline.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund and other Legg Mason ETFs and open-end funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater illiquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to achieve its investment objective.

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the Fund because they are managed by the Manager or an affiliate of the Manager, may invest in the Fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the Fund may experience relatively large redemptions or investments due to transactions in Fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Redemptions of Fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares.

The Manager and the Subadviser are subject to potential conflicts of interest in connection with investments in the Fund by an affiliated fund due to their affiliation. For example, the Manager or the Subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The Manager, the Subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Fund’s shareholders, although there can be no assurance that such efforts will be successful. The Manager and the Subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and, may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including Rule 12d1-4, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the acquired fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies.

Investment in Affiliated Money Market Funds

The Fund may invest, to the extent permitted by applicable law, all or some of its short-term cash investments in a money market fund or similarly-managed pool advised by the Manager, Subadviser or an affiliate of the Manager that may or may not be required to register with the SEC as an investment company. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of the fund in which it invests, which may result additional expenses for the Fund.

Loans

Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund’s net asset value. Loans may not be considered “securities” for certain purposes and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral. In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the Fund’s having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments. Certain of the Participations or Assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value.

The issuer of a loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. The Fund’s portfolio manager may avoid receiving this type of information about the issuer of a loan either held by or considered for investment by the Fund, because of prohibitions on trading in securities of issuers while in possession of such information. The decision not to receive material, non-public information may place the Fund at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer.

London Interbank Offered Rate (“LIBOR”) Replacement and Other Reference Rates Risk

Many debt securities, derivatives, and other financial instruments, including some of the Fund’s investments, utilize benchmark or reference rates for variable interest rate calculations, including the Euro Interbank Offer Rate, Sterling Overnight Index Average Rate, and, historically, LIBOR. Instruments in which the Fund invests may pay interest at floating rates based on such reference rates or may be subject to interest caps or floors based on such reference rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such reference rates. The elimination of a reference rate or any other changes to or reforms of the determination or supervision of reference rates could have an adverse impact on the market for—or value of—any instruments or payments linked to those reference rates.

In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR is no longer published on a representative basis. Alternative reference rates to LIBOR have been established in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) for USD LIBOR. Markets are developing in response to these new rates but concerns around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer as a result of the transition remain. The effect of any changes to—or discontinuation of—LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract upon LIBOR’s cessation at the end of June 2023. The recommended benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. It is difficult to predict the full impact of the transition away from LIBOR on the Fund. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund.

Mortgage-Backed and Other Asset-Backed Securities – Generally

An asset-backed security is a fixed income security that derives its value primarily from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations.

Asset-backed and mortgage-backed securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. The average life of asset-backed and mortgage-backed securities is likely to be substantially less than the original maturity of the underlying asset pools as a result of prepayments or foreclosures of mortgages, as applicable. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. To the extent the loans underlying a security representing an interest in a pool of mortgages or other assets are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining interest rates because, among other reasons, it may be possible for borrowers to refinance their outstanding obligation at lower interest rates. When market interest rates increase, the market values of asset-backed and mortgage-backed securities decline. At the same time, however, refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of asset-backed and mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities.

Changes in the market’s perception of the mortgages or assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed or mortgage-backed security, as will the exhaustion of any credit enhancement.

The risks of investing in asset-backed and mortgage-backed securities ultimately depend upon the payment of the underlying loans by the individual borrowers. In its capacity as purchaser of an asset-backed security or mortgage-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. The risk of non-payment is greater for asset-backed and mortgage-backed securities that are backed by pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting loan repayments may include a general economic turndown and high unemployment. Mortgage-backed securities may be adversely affected by a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Similarly, trends in favor of online shopping may negatively affect the real estate market for commercial properties.

Additional information regarding different types of asset-backed and mortgage-backed securities is provided below. Governmental, government-related or private entities may create pools of loan assets offering pass-through investments in addition to those described below. As new types of asset-backed or mortgage-backed securities are developed and offered to investors, the portfolio manager may, consistent with the Fund’s investment objective and policies, consider making investments in such new types of securities.

Mortgage-backed securities. Mortgage-backed securities (“MBS”) represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are assembled for sale to investors (such as the Fund) by various governmental or government-related agencies and private organizations, such as dealers.

Government-sponsored MBS. Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly-owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Privately issued MBS. Unlike MBS issued or guaranteed by the U.S. government or certain government-sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable rate mortgage-backed securities. Adjustable rate mortgage-backed securities (“ARMBS”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. Adjustable rate mortgages eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates of the adjustable rate mortgages are subject to periodic adjustment based on changes to a designated benchmark index.

Mortgages underlying most ARMBS may contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain adjustable rate mortgages provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the maximum rate for the adjustable rate mortgages underlying an ARMBS, the ARMBS’ coupon may represent a below market rate of interest. In these circumstances, the market value of the ARMBS will likely have fallen. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that remain in the mortgage pool underlying the ARMBS may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. In addition, the current yields on ARMBS may be different than market yields during interim periods between coupon reset dates.

Stripped mortgage-backed securities. Stripped mortgage-backed securities (“SMBS”) are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

SMBS have greater volatility than other types of securities. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, the secondary market for SMBS may be more volatile and have lower liquidity than that for other MBS, potentially limiting the Fund’s ability to buy or sell SMBS at any particular time.

Collateralized mortgage obligations. Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by the Fund, the Fund could experience delays in liquidating both its position and losses. The Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Tiered index bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond would decline and may be considerably more volatile than that of a fixed-rate bond.

Other Asset-Backed Securities – Additional Information

Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to the risks described above under “Mortgage-Backed and Other Asset-Backed Securities — Generally,” including risks associated with changes in interest rates and prepayment of underlying obligations.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Additionally, an asset-backed security is subject to risks associated with the servicing agent’s or originator’s performance. For example, a servicing agent or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.

Asset-backed commercial paper. The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized debt obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Forward Roll Transactions

In a forward roll transaction, also known as a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. The Fund may enter into a forward roll transaction commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the Fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the Fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date.

Forward roll transactions involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a forward roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the forward roll transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Successful use of forward roll transactions may depend on the portfolio manager’s ability to correctly predict interest rates and prepayments. There is no assurance that forward roll transactions can be successfully employed.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 U.S. states and the District of Columbia and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is generally excluded from gross income for regular U.S. federal income tax purposes, although it may be subject to a U.S. federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond to pay interest and repay principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under U.S. federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT. For regular U.S. federal income tax purposes such interest is tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds. In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund. The TOB Floaters typically have first priority on the cash flow from the Fixed Rate Bond held by the trust, and the remaining cash flow, less certain expenses, is paid to holders of the TOB Residuals. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the Fund and may be invested in additional securities. This would generate economic leverage for the Fund.

TOB Residuals in which the Fund will invest will pay interest or income that, in the opinion of counsel to the applicable TOB Trust, is exempt from regular U.S. federal income tax. Neither the Fund, nor the Manager, nor the Subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the Fund, but will rely on the opinion of counsel to the applicable TOB Trust. There is a risk that the Fund will not be considered the owner of a TOB for federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from federal income tax.

Typically, a liquidity provider is engaged to purchase the TOB Floaters at their original purchase price plus accrued interest upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the TOB Trust, or certain regulatory or tax events. A Fund participating in a TOB transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the TOB Floaters. If the liquidity provider acquires the TOB Floaters upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Fixed Rate Bond held by the TOB Trust or to cause the TOB Trust to sell the securities and distribute the proceeds to the liquidity provider.

The TOB Trust may be collapsed without the consent of the Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs typically include the bankruptcy or default of the issuer of the Fixed-Rate Bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the Fixed-Rate Bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the Fixed-Rate Bonds, and a judgment or ruling that interest on the Fixed-Rate Bonds is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the Fixed-Rate Bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the liquidity provider. In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders. In contrast, generally in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Fund may invest in a TOB Trust on either a non-recourse and recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “liquidity provider”) that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the liquidity provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters.

When the Fund invests in TOB Trusts on a non-recourse basis, and the liquidity provider is required to make a payment under the liquidity facility, the liquidity provider will typically liquidate all or a portion of the fixed-income bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If the Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the liquidity provider pursuant to which the Fund is required to reimburse the liquidity provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. The net economic effect of this agreement is to treat the Fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the Fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events. Such an arrangement may expose the Fund to a risk of loss that exceeds its investment in the TOB and the residual interest income received by the Fund.

In a non-recourse transaction, the Fund does not expect to pay the liquidity provider in the event that it suffers a loss. However, the Fund might incur a loss if the liquidity provider liquidates the TOB Trust at an inopportune time. Even if a TOB transaction was entered into on a non-recourse basis, under certain circumstances it might be in the Fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the TOB Trust at that time.

Transactions in the short-term floating rate interests of TOBs are generally facilitated by a remarketing agent for the TOB Trust, which sets an interest rate for the securities periodically, usually every 7-35 days. Holders of the floating rate securities usually have the right to require the TOB Trust or a specified third party acting as agent for the TOB Trust (such as the liquidity provider) to purchase the bonds, usually at par plus accrued interest, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the TOB Trust and to the Fund, as described above. A Fund participating in a TOB transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the TOB Trust.

If the Fund purchases all or a portion of the short-term floating rate securities sold by the TOB Trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the TOB Trust in exchange for a proportionate amount of the municipal bonds or other securities held by the TOB Trust.

In December 2013, U.S. regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), both of which place restrictions on TOB Trust sponsors and their participation in TOB transactions. TOB Trusts and related transactions are generally considered to be subject to the limitations of the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. No exemption to the Volcker Rule exists that would allow covered banking entities to sponsor TOB Trusts in the same manner as they did prior to the Volcker Rule’s compliance date in 2017.

In response to the Volcker Rule, industry participants developed alternative structures for TOB financings in which service providers are engaged to assist with establishing, structuring and sponsoring TOB Trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding residual interests of the TOB trust. This new structure and any other strategies that may be developed to address the Volcker Rule may be more or less advantageous to the Fund than obtaining leverage through existing TOB transactions. In addition, the Fund, rather than a bank entity, may be the sponsor of the TOB Trust and undertakes certain responsibilities that previously belonged to the sponsor bank. Although the Fund may use third-party service providers to complete some of these additional responsibilities, being the sponsor of the TOB Trust may give rise to certain additional risks including compliance, securities law and operational risks.

The Risk Retention Rules, which took effect in 2016, require the sponsor of a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s underlying securities. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances. Other accounts managed by the subadviser may contribute bonds to a TOB Trust into which the Fund has contributed bonds. If multiple accounts/funds managed by the subadviser participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds/accounts ratably in proportion to their participation in the TOB Trust.

Separately, the Fund will treat reverse repurchase agreements and similar financing transactions, including TOB Trust transactions, either (i) consistently with Section 18 of the 1940 Act, by maintaining asset coverage of at least 300% of the value of such transactions or (ii) as derivatives transactions for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a U.S. state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the Fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by U.S. states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Although tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment.

Because of the variable nature of the instruments when prevailing interest rates decline, the yield on these instruments generally will decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Stand-By Commitments. Under a stand-by commitment a dealer agrees to purchase, at the Fund’s option, specified municipal obligations held by the Fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the Fund.

The Fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Taxable Municipal Obligations. The market for U.S. taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular U.S. federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the U.S. state within which the obligation is issued, such interest will nevertheless generally be subject to all other U.S. state and local income and franchise taxes.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal obligations. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further, similar proposals may be introduced in the future. In addition, the U.S. federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, or if any such litigation were adversely decided, the availability of tax-exempt obligations for investment by the Fund and the value of the Fund’s investments could be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The Fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

U.S. State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. federal Bankruptcy Code, and laws, if any, that may be enacted by the U.S. Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the Fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the municipal market overall or any state’s municipal market. Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by U.S. or non-U.S. entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the Fund’s share price. U.S. banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. Non-U.S. banks and financial institutions may be less regulated than their U.S. counterparts and may be subject to additional risks, such as those relating to foreign economic and political developments and foreign governmental restrictions. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the portfolio manager believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the Fund’s portfolio may have lower liquidity than that for taxable fixed income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services, as well as competition from other health care facilities and providers. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The portfolio manager cannot predict with certainty the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Pre-Refunded Bonds. Pre-refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The Subadviser determines the credit quality of pre-refunded bonds based on the quality of the escrowed collateral and such other factors as the Subadviser deems appropriate.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releases of all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual U.S. cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be reduced if there is a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations. An issuer’s ability to pay its lease obligations under these bonds could be adversely affected by a number of factors, including insufficient occupancy rates, unanticipated costs (such as legal claims), or the reduction or discontinuation of legislative appropriations.

Land-Secured or “Dirt” Bonds. Land-secured or “dirt” bonds are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. Obligations under these bonds are generally payable solely from taxes (using methods such as tax assessments, special taxes or tax increment financing) or other revenues attributable to the specific projects financed by the bonds, without recourse to the credit or taxing power of related or overlapping municipalities. The projects to which these bonds relate often are exposed to real estate development-related risks, such as the failure of property development, unavailability of financing, extended vacancies of properties, increased competition, limitations on rents, changes in neighborhood values, lessening demand for properties, and changes in interest rates. These real estate risks may be heightened if a project is subject to foreclosure and, in that event, the Fund, as a holder of the bonds, might be required to pay certain maintenance or operating expenses or taxes relating to the project. In addition, the bonds financing these projects may have more taxpayer concentration risk than general tax-supported bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if a development fails to progress as anticipated or if taxpayers fail to pay the assessments, fees and taxes as provided in the financing plans of the projects.

New Jersey Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New Jersey and the resulting impact on the state will not adversely affect the market value of New Jersey municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New Jersey municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New Jersey, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the State of New Jersey’s credit and financial conditions, is based on information from statements of issuers of New Jersey municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the State of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Pennsylvania Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of Pennsylvania issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Pennsylvania and the resulting impact on the commonwealth will not adversely affect the market value of Pennsylvania municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the commonwealth may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Pennsylvania municipal obligations. There is no obligation on the part of the commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Pennsylvania, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of the Commonwealth of Pennsylvania’s credit and financial conditions, is based on information from statements of issuers of Pennsylvania municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Municipal Obligations of Other U.S. Territories

Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds.

On March 15, 2022, Puerto Rico’s government formally exited bankruptcy, completing the largest public debt restructuring in U.S. history. Puerto Rico’s debt restructuring plan was approved by a federal judge in January 2022, and reduced claims against Puerto Rico’s government from $33 billion to just over $7.4 billion. The restructuring is related to Puerto Rico’s general obligation bonds, and did not resolve the bankruptcy proceedings for Puerto Rico’s Highways and Transportation Authority and the Electric Power Company, which owed nearly $9 billion, the largest debt of any government agency. The continued debt restructuring process could adversely affect the value of Puerto Rico municipal securities, including Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of non-payment. To the extent that the Fund holds any Puerto Rico municipal securities, the Fund may lose some or all of the value of those investments.

Additionally, the lingering effects of the COVID-19 pandemic have also caused unprecedented damage to Puerto Rico’s economy. Because of Puerto Rico’s close ties to the United States’ mainland economy, a downturn in the U.S. economy indirectly affects Puerto Rico. These indirect impacts stem from the slowdown of the overall U.S. economy and the continued threat of a prolonged recession that will affect many industries, including retail, manufacturing, oil and gas, tourism, gaming and lodging, transportation, healthcare, and education, to name a few. Government revenue collections have been materially adversely affected by the COVID-19 pandemic.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 172,715 in March 2023. Guam’s unemployment rate was at 4.4% as of January 2023.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways and recently has been a positive contributor to the economy. The U.S. Department of Defense is in the process of relocating certain military forces from Okinawa, Japan to Guam. Nevertheless, economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Additionally, the ultimate financial effect of the COVID-19 pandemic on Guam’s economy is uncertain.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The territory has experienced high levels of debt, increasing pension obligations and a declining population. The credit rating of certain bonds issued by the territory are rated below investment grade due to a perceived increased possibility that the territory may be forced to restructure its debts to address its financial problems.

In September 2017, the territory was hit by two hurricanes within the span of two weeks. Together, the hurricanes caused significant damage to the most populated islands, including to their infrastructure, hospitals, homes and other structures.

The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 104,447 in January 2023.

Tourism, trade, and other services, including manufacturing (rum distilling, watch assembly, pharmaceuticals, and electronics), are the primary economic activities, accounting for a substantial portion of the Virgin Islands’ gross domestic product and civilian employment. The agricultural sector is small, with most of the islands’ food being imported. A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism and other industries. The COVID-19 pandemic has also had a significant effect on the tourism industry in the Virgin Islands. The coastal and marine communities of the U.S. Virgin Islands are susceptible to climate change, including warming water temperatures, increasing storm intensity, beach erosion, ocean acidification, increasing hazardous coastal conditions, and loss of life-sustaining marine, coastal and island resources. Climate change is anticipated to add to the stresses of coastal environments by altering temperatures and precipitation patterns, increasing the likelihood of extreme precipitation events, and accelerating rates of sea level rise.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the portfolio manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. The Fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the Fund’s Manager. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearinghouse, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearinghouse, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns.

The Fund will treat reverse repurchase agreements and similar financing transactions either (i) consistently with Section 18 of the 1940 Act by maintaining asset coverage of at least 300% of the value of such transactions or (ii) as derivatives transactions for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. The risks in lending portfolio securities include possible delay in recovering or the failure to recover the securities and possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the Fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its investment objective.

Structured Notes and Related Instruments

“Structured” notes and other related instruments, including indexed securities, are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying instrument (for example, a currency, security, commodity or index thereof). Structured instruments are generally privately negotiated debt obligations issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the underlying instrument while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the underlying instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the underlying instrument may cause the interest rate to be reduced to zero, and any further declines in the underlying instrument may then reduce the principal amount payable on maturity. Finally, these securities may have lower liquidity than other types of securities and may be more volatile than their underlying instruments. Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

Subordinated Securities

Subordinated securities include securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the Fund’s portfolio manager to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

The Fund may also invest in variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the Fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Zero Coupon, Pay-In-Kind and Deferred Interest Securities

Zero Coupon Bond. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. Zero coupon bonds with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount for U.S. federal income tax purposes. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the bond, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the bond. The Fund may thus be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received, and may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds.

Pay-In-Kind Securities. Pay-in-kind securities are bonds which pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Similar to zero coupon bonds, current Federal tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Deferred Interest Bonds. Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon, pay-in-kind and deferred interest securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Robert Abeles, Jr. Born 1945	Trustee	Since 2013	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)	51	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	51	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)
Anita L. DeFrantz Born 1952	Trustee	Since 1998	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)	51	None
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	51	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson Born 1959	Trustee	Since 2004	Chief Investment Officer for William H. Gates III (since 1994)±	51	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); Republic Services, Inc. (since 2009); and formerly, AutoNation, Inc. (2010 to 2018)
Avedick B. Poladian Born 1951	Trustee	Since 2007	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)	51	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)
William E.B. Siart Born 1946	Trustee and Chairman of the Board	Since 1997 (Chairman of the Board since 2020)	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)	51	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)
Jaynie Miller Studenmund Born 1954	Trustee	Since 2004	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)	51	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)
Peter J. Taylor Born 1958	Trustee	Since 2019	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)	51	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company (since 2016);∞ Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)
Interested Trustee:

Ronald L. Olson‡ Born 1941	Trustee	Since 2005	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)	51	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)
Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)	127	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Funds complex.
***	Information is for the calendar year ended December 31, 2022, except as otherwise noted.
±

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts. Since December 31, 2020, at no time did the value of those investment portfolios exceed 1.0% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

∞

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

‡	Mr. Olson is an “interested person” of the Trust, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years

Ted P. Becker Born 1951 Franklin Templeton 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Born 1974 Franklin Templeton 280 Park Avenue New York, NY 10017	Treasurer and Principal Financial Officer	Since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira Born 1971 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Jeanne Kelly Born 1951 Franklin Templeton 280 Park Avenue New York, NY 10017	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), and Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Franklin Templeton 280 Park Avenue New York, NY 10017	Chief Anti-Money Laundering Compliance Officer	Since 2013	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of the Distributor; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia Born 1962 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Senior Vice President	Since 2020	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of its other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ abilities to review, critically evaluate, question and discuss information provided to them; to interact effectively with the Manager, the Subadviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties serves to support this conclusion. The Board has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a board member of certain Funds; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Larson, portfolio management expertise and experience as a board member of various businesses and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Ms. Trust and Mr. Olson are each interested persons of the Fund. Independent Trustees constitute more than 75% of the Board. Mr. Siart, who is not an interested person of the Fund, serves as Chair of the Board (since 2020).

The Board has four standing committees: the Audit Committee, Governance and Nominating Committee (referred to as the Governance Committee), Executive and Contracts Committee (referred to as the Contracts Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance, Contracts and Performance Committees is chaired by an Independent Trustee and each (other than the Performance Committee) is composed of all the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Contracts Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Trust and its affiliated persons.

The Audit Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, provides oversight with respect to the accounting and financial reporting and compliance policies and practices of the Fund and, among other things, considers the selection of an independent registered public accounting firm for the Fund and the scope of the audit and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Subadviser and certain affiliates.

The Governance Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, meets to select nominees for election as Trustees of the Trust and consider other matters of Board policy, including to review and make recommendations to the Board with respect to the compensation of the Independent Trustees. It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders. Shareholders of the Trust who wish to recommend a nominee to the Governance Committee of a Trust should send recommendations to the Secretary of the Trust that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. Such a recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders of the Trust. The procedures by which shareholders of the Trust can submit nominee recommendations to the Governance Committee of the Trust are set forth in Appendix F to the SAI.

The Performance Committee, which consists of Messrs. Abeles, Larson, Poladian, Olson, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley, Studenmund and Trust, is charged with, among other things, reviewing investment performance.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Manager and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Subadviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund.

The Board has emphasized to the Fund’s Manager and Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Performance Committee, the Audit Committee and the Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable committee, the Fund, the Manager, the Subadviser, and the affiliates of the Manager and the Subadviser, or other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s CCO and the Manager’s chief risk officer, as well as various personnel of the Subadviser and other service providers such as the Fund’s independent accountants, also make periodic reports to the Performance Committee, Contracts Committee, Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

During the fiscal year ended March 31, 2023, the Board met 5 times. The Committees of the Board met as follows: the Audit Committee met 5 times, the Governance and Nominating Committee met 3 times, the Investment and Performance Committee met 5 times, and the Executive and Contracts Committee met 2 times.

Trustee Ownership of Securities

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Legg Mason Funds complex overseen by the Trustees as of December 31, 2022.

Dollar Range of Equity Securities in the Fund ($)
Name of Trustee	Intermediate- Term Municipals Fund	New Jersey Municipals Fund	New York Municipals Fund	Pennsylvania Municipals Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Legg Mason Funds Complex Overseen by Trustee ($)
Independent Trustees:
Robert Abeles, Jr.	None	None	None	None	None
Jane F. Dasher	None	None	None	None	Over 100,000
Anita L. DeFrantz	None	None	None	None	10,001 to 50,000
Susan B. Kerley	None	None	None	None	Over 100,000
Michael Larson	None	None	None	None	Over 100,000
Avedick B. Poladian	None	None	None	None	Over 100,000
William E. B. Siart	None	None	None	None	Over 100,000
Jaynie Miller Studenmund	None	None	None	None	Over 100,000

Peter J. Taylor	None	None	None	None	Over 100,000

Interested Trustees:
Ronald L. Olson	None	None	None	None	Over 100,000
Jane Trust	None	None	None	None	Over 100,000

As of December 31, 2022, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. Mr. Olson, an “interested person” (as defined in the 1940 Act) of the Trust, receives from Western Asset an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he attends in person or by telephone. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation from the Fund*($)
Name of Trustee	Intermediate- Term Municipals Fund	New Jersey Municipals Fund	New York Municipals Fund	Pennsylvania Municipals Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee** ($)
Independent Trustees:
Robert Abeles, Jr.	6,333	346	982	305	None	365,000
Jane F. Dasher	5,710	312	885	275	None	330,000
Anita L. DeFrantz	5,915	323	920	286	None	348,000
Susan B. Kerley	6,142	336	952	296	None	354,000
Michael Larson	5,710	312	885	275	None	330,000

Avedick B. Poladian	5,710	312	885	275	None	330,000
William E. B. Siart	7,922	433	1,229	382	None	454,000
Jaynie Miller Studenmund	5,710	312	885	275	None	330,000
Peter J. Taylor	5,710	312	885	275	None	330,000

Interested Trustees:
Ronald L. Olson†	None	None	None	None	None	None
Jane Trust †	None	None	None	None	None	None

*	Information is for the fiscal year ended March 31, 2023.
**	Information is for the calendar year ended December 31, 2022.
†	Mr. Olson and Ms. Trust are not compensated by the Trust for their services as Trustees because of their affiliations with Western Asset and the Manager, respectively.

INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at 280 Park Avenue, New York, New York, 10017 and also serves as the investment manager of other Legg Mason Funds. The Manager is an indirect, wholly-owned subsidiary of Franklin Resources, a Delaware corporation. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton.

The Manager has agreed, under the Management Agreement, subject to the supervision of the Board, to provide the Fund with investment research, advice, management and supervision, furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The Manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee computed daily at an annual rate of the Fund’s average daily net assets as described below. The Manager also performs administrative and management services as reasonably requested by the Fund necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration or qualification of the Fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees casting votes in accordance with applicable law.

The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the Manager. No Management Agreement is assignable by the Trust except with the consent of the Manager.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly at an annual rate according to the following schedule:

Fund	Investment Management Fee Rate (% of Average Daily Net Assets)

Intermediate-Term Municipals Fund	0.35

New Jersey Municipals Fund[1]	0.45

New York Municipals Fund[2]	0.45

Pennsylvania Municipals Fund	0.45

1 Prior to December 1, 2022, the Fund paid an investment management fee at an annual rate that decreased as assets increased as follows: 0.50% of the Fund’s average daily net assets up to and including $500 million; and 0.48% of the Fund’s average daily net assets over $500 million.

2 Prior to December 1, 2022, the Fund paid an investment management fee at an annual rate of 0.50% of the Fund’s average daily net assets.

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

Fund	For the Fiscal Period Ended March 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
Intermediate-Term Municipals Fund	2023 2022 2021	9,318,834 10,062,471 8,705,418	(440,343) (329,159) (330,282)	8,878,491 9,733,312 8,375,136

New Jersey Municipals Fund	2023 2022 2021	718,187 806,920 845,686	(65,610) (58,711) (51,359)	652,577 748,209 794,327

New York Municipals Fund	2023 2022 2021	1,910,804 2,657,245 2,716,601	(15,828) (15,175) (13,711)	1,894,976 2,642,070 2,702,890

Pennsylvania Municipals Fund	2023 2022 2021	555,304 720,238 745,399	(23,632) (15,331) (15,446)	531,672 704,907 729,953

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company, LLC, organized under the laws of the State of California, serves as the subadviser to the Fund (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. The Subadviser is an indirect, wholly-owned subsidiary of Franklin Resources.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees casting votes in accordance with applicable law. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. The Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the Manager pays to Western Asset a fee equal to 70% of the management fee paid to the Manager by the Fund, net of any waivers and expense reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed in this SAI), the Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; costs (including interest, brokerage commissions, transaction fees or charges or acquired fund fees and expenses, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund, if any; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such expense caps, waived fees and/or reimbursed expenses are described in the Fund’s Prospectus.

The expense caps, waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (d) any other exclusions enumerated in the Fund’s particular expense cap. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the Manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the class’ expense limitation shown in the Fund’s Prospectus. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any other lower limit then in effect. These arrangements may be reduced or terminated under certain circumstances.

Investment Professionals

Other Accounts Managed by the Investment Professionals

The table below identifies the investment professionals, the number of accounts (other than the Fund) for which the investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of March 31, 2023.

Investment Professionals	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Intermediate-Term Municipals Fund

Robert E. Amodeo	Registered Investment Companies	19	8.26	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other Accounts	13	4.22	None	None

David T. Fare	Registered Investment Companies	17	7.80	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other Accounts	10	3.16	None	None

S. Kenneth Leech	Registered Investment Companies	94	142.18	None	None

	Other Pooled Investment Vehicles	314	68.80	27	2.80

	Other Accounts	638	188.00	25	14.88

John Mooney*	Registered Investment Companies	17	7.03	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other Accounts	13	4.22	None	None

New Jersey Municipals Fund

Robert E. Amodeo	Registered Investment Companies	19	10.72	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other Accounts	13	4.22	None	None

David T. Fare	Registered Investment Companies	17	10.26	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other

	Accounts	10	3.16	None	None

S. Kenneth Leech	Registered Investment Companies	94	144.64	None	None

	Other Pooled Investment Vehicles	314	68.80	27	2.80

	Other Accounts	638	188.00	25	14.88

John Mooney*	Registered Investment Companies	17	9.49	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other Accounts	13	4.22	None	None

New York Municipals Fund

Robert E. Amodeo	Registered Investment Companies	19	10.51	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other Accounts	13	4.22	None	None

David T. Fare	Registered Investment Companies	17	10.05	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other Accounts	10	3.16	None	None

S. Kenneth Leech	Registered Investment Companies	94	144.43	None	None

	Other Pooled Investment Vehicles	314	68.80	27	2.80

	Other Accounts	638	188.00	25	14.88

John Mooney*	Registered Investment Companies	17	9.28	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other Accounts	13	4.22	None	None

Pennsylvania Municipals Fund

Robert E. Amodeo	Registered Investment Companies	19	10.76	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other Accounts	13	4.22	None	None

David T. Fare	Registered Investment Companies	17	10.30	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other Accounts	10	3.16	None	None

S. Kenneth Leech	Registered Investment Companies	94	144.68	None	None

	Other Pooled Investment Vehicles	314	68.80	27	2.80

	Other

	Accounts	638	188.00	25	14.88

John Mooney*	Registered Investment Companies	17	9.53	None	None

	Other Pooled Investment Vehicles	4	1.03	None	None

	Other Accounts	13	4.22	None	None

*	Mr. Mooney joined the Fund’s portfolio management team in March 2023.

Investment Professionals Securities Ownership

The table below identifies ownership of equity securities of the Fund by the investment professionals responsible for the day-to-day management of the Fund as of March 31, 2023.

Investment Professionals	Dollar Range of Ownership of Securities ($)

Intermediate-Term Municipals Fund

Robert E. Amodeo David T. Fare S. Kenneth Leech John Mooney*	None None None None

New Jersey Municipals Fund

Robert E. Amodeo David T. Fare S. Kenneth Leech John Mooney*	None None None None

New York Municipals Fund

Robert E. Amodeo David T. Fare S. Kenneth Leech John Mooney*	None None None None

Pennsylvania Municipals Fund

Robert E. Amodeo David T. Fare S. Kenneth Leech John Mooney*	None None None None

*	Mr. Mooney joined the Fund’s portfolio management team in March 2023.

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (i.e., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Franklin Templeton Investor Services, LLC (“Investor Services”) is the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondences relating to the Fund to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments (or cause payments to be made) to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class IS shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution’s name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called “Beneficial Owners”); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class IS shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Fund Counsel

Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, serves as the Fund’s independent registered public accounting firm.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

Fund	For the Fiscal Period Ended March 31,	Aggregate Brokerage Commissions Paid ($)
Intermediate-Term Municipals Fund	2023	0
	2022	0
	2021	5,325

New Jersey Municipals Fund	2023	0
	2022	0
	2021	130

New York Municipals Fund	2023	0
	2022	0
	2021	311

Pennsylvania Municipals Fund	2023	0
	2022	0
	2021	5

For the fiscal period ended March 31, 2023, the Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Securities of Regular Broker/Dealers

As of March 31, 2023, the Fund did not hold securities issued by its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will generally be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

Fund	For the Fiscal Period Ended 2023 (%)	For the Fiscal Period Ended 2022 (%)
Intermediate-Term Municipals Fund	25	15
New Jersey Municipals Fund	15	5
New York Municipals Fund	35	15
Pennsylvania Municipals Fund	9	18

SHARE OWNERSHIP

Principal Shareholders

As of June 30, 2023, to the knowledge of the Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of the Fund as set forth below:

Class	Name and Address	Percent of Class (%)

Intermediate-Term Municipals Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	28.58

Class	Name and Address	Percent of Class (%)

A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	25.71

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	17.68

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23.37

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	18.50

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17.42

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.91

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.77

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	57.98

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.42

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	9.70

Class	Name and Address	Percent of Class (%)

IS	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	77.84

IS	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.66

IS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004	6.30

New Jersey Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	38.22

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	16.41

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	11.45

A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	10.64

A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.63

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	29.65

Class	Name and Address	Percent of Class (%)

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	25.50

C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	10.47

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9.02

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	8.44

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	24.50

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19.44

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	12.66

I	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	12.50

I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.50

I	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.82

Class	Name and Address	Percent of Class (%)

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.74

New York Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	37.90

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	25.21

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	6.23

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.13

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	37.74

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	17.37

C	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	13.72

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.51

Class	Name and Address	Percent of Class (%)

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	36.60

I	JP MORGAN TRUST CO OF DELAWARE TTEE 500 STANTON CHRISTIANA ROAD NEWARK DE 19713	15.19

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.93

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9.96

Pennsylvania Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	24.11

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	20.70

A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	15.08

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8.13

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	20.28

Class	Name and Address	Percent of Class (%)

C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	14.14

C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2188	9.51

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.68

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.91

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.39

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.51

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.32

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	24.08

I	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	11.62

Class	Name and Address	Percent of Class (%)

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	11.36

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.67

I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.43

I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	7.74

I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.63

I	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	6.88

As of June 30, 2023, to the knowledge of the Trust, the following shareholders owned of record or beneficially 25% or more of the outstanding shares of the Fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percent of Fund (%)

Intermediate-Term Municipals Fund	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	28.70

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	25.72

New Jersey Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC	34.35

FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901

New York Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	37.14

As of June 30, 2023, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

DISTRIBUTOR

Franklin Distributors, LLC, an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, located at One Franklin Parkway, San Mateo, CA 94403-1906, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the Distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the Fund. The Distributor offers the shares on an agency or “best efforts” basis under which the Fund issues only the number of shares actually sold. Shares of the Fund are continuously offered by the Distributor.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

The Distributor may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances, if any, are described in the Fund’s Prospectus.

The Distributor, the Manager, their affiliates and their personnel have interests in promoting sales of the Legg Mason and Franklin Templeton Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of the Manager, the Distributor or their affiliates (including wholesalers registered with the Distributor) may receive additional compensation related to the sale of individual Legg Mason and Franklin Templeton Funds or categories of Legg Mason and Franklin Templeton Funds. The Manager, the Subadviser, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents also may benefit from the sales of shares of funds sold by the Distributor. For example, in connection with such sales, Service Agents may receive compensation from the Fund (with respect to the Fund as a whole or a particular class of shares) and/or from the Manager, the Distributor, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

The Distributor has agreements in place with Service Agents defining how much each firm will be paid for the sale of the Fund from sales charges, if any, paid by Fund shareholders and from 12b-1 Plan fees, if any, paid to the Distributor by the Fund. These Service Agents then pay their employees or associated persons who sell such fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the Fund. In other cases, the Distributor may retain all or a portion of such fees and sales charges.

In addition, the Distributor, the Manager and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with the Fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by Fund shareholders or 12b-1 Plan fees paid by the Fund. The Manager, the Distributor and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other Service Agents.

Revenue sharing arrangements are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Manager and the Distributor generally expect to receive the opportunity for the Fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of the Fund, the Manager and the Distributor and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Fund. The Distributor, LMPFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular Service Agent. Payments are at times based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, the Distributor, the Manager and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. Furthermore, the Distributor, the Manager and/or certain of their affiliates at times pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. In addition, the Distributor, the Manager and/or certain of their affiliates at times may provide access to technology and other tools and support services that facilitate the marketing and promotion of investment management portfolios sponsored by Legg Mason, Franklin Templeton and/or their affiliates. It is likely that Service Agents that execute portfolio transactions for the Fund will include those firms with which the Manager, the Distributor and/or certain of their affiliates have entered into revenue sharing arrangements.

The Fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the Fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. The Distributor, the Manager and/or their affiliates may make all or a portion of these payments.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the Fund and its shareholders.

If your Fund shares are purchased through a retirement plan, the Distributor, the Manager or certain of their affiliates at times also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, create an incentive for Service Agents and their employees or associated persons to recommend the Fund over other investments or sell shares of the Fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.

As of December 31, 2022, the Distributor, the Manager or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund sold by the Distributor. This list of intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2022 are not reflected.

Acadia Life Limited	ADP Retirement Services

Advisor Group Inc.	Allianz

American Enterprise Investment Services, Inc.	American Portfolios Financial Services, Inc.

American United Life Insurance Company	Ascensus, Inc.

Aspire Financial Services, LLC	Avantax Wealth Management

AXA Advisors, LLC	Axos Financial, Inc

BBVA Securities, Inc.	Benefit Plan Administrators, Inc.

Benjamin F. Edwards & Company, Inc.	Brighthouse Financial

Cadaret Grant & Co., Inc.	CAIS Capital, LLC

Cambridge Investment Research, Inc.	Cetera Advisor Networks LLC

Cetera Advisors LLC	Charles Schwab & Co.

Cetera Investment Services LLC	Cetera Financial Specialists LLC

Citigroup Global Markets Inc.	Citizens Securities, Inc.

Commonwealth Financial Network	CUNA Brokerage Services, Inc.

CUSO Financial Services, L.P.	Deutsche Bank

Digital Retirement Solutions	DWC-The 401(K) Experts

E*TRADE Securities LLC.	Edward D. Jones & Co., L.P.

Empower Retirement	ePlan Services, Inc.

Fidelity Investments Institutional Operations Company, Inc.	First Allied Securities, Inc.

First Command Financial Planning, Inc.	FPS Services LLC.

FSC Securities Corporation	Genworth Life and Annuity Insurance Company

Goldman, Sachs & Co,	Group 4 Financial LLC.

Hantz Financial Services, Inc.	Investacorp, Inc.

Janney Montgomery Scott LLC	Jefferson National Life Insurance Company

John Hancock Distributors LLC	JP Morgan Securities LLC

KMS Financial Services, Inc.	LaSalle St. Securities

Lincoln Financial Advisors Corporation	Lincoln Financial Securities Corporation

Lincoln Investment Planning, Inc.	Lincoln Retirement Services Company LLC

Lombard International LLC	LPL Financial

M&T Securities, Inc.	Massachusetts Mutual Life Insurance Company

Merrill Lynch	MetLife Insurance Company USA

Midland National Insurance Company	Minnesota Life Insurance Company

MML Investors Services, LLC	Morgan Stanley

MSCS Financial Services LLC	National Security Life and Annuity Company

Nationwide Financial Services, Inc.	New York Life Insurance and Annuity Corporation

Northwestern Mutual Investment Svcs LLC	Ohio National Financial Services

Pacific Life Insurance Company	Paychex Securities Corporation

Pershing, LLC	PFS Investments, Inc.

PNC Investments LLC	Principal Financial Group

Princor Financial Services	Protective Life Insurance

Prudential Insurance Company of America	Raymond James & Associates, Inc.

RBC Capital Markets LLC	Robert W. Baird & Co., Inc.

Royal Alliance Associates	SagePoint Financial, Inc.

Sammons Financial Group, Inc.	Securities America, Inc.

Securities Service Network, Inc.	Sorrento Pacific Financial, LLC

Stifel Financial Corporation	Sun Life Assurance Company of Canada (US)

TD Ameritrade Trust Company	TFS Securities, Inc.

The Guardian Insurance & Annuity Company, Inc.	The Huntington Investment Company

The Investment Center, Inc.	TIAA-CREF Individual & Institutional Services, LLC

TIFIN Wealth	Transamerica Advisors Life Insurance Company

U.S. Bancorp Investments	UBS Financial Services, Inc.

UnionBanc Investment Services, LLC	USI Advisors, Inc.

Valor Financial Securities, LLC	Vestwell Holdings, Inc.

Voya Financial Advisors, LLC	Wells Fargo Advisors, LLC

Western International Securities, Inc.	Woodbury Financial Services, Inc.

The Distributor, the Manager or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the Fund. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from the Fund and/or from the Distributor, the Manager and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of the Fund.

Dealer Commissions and Concessions

From time to time, the Distributor or the Manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund or a managed account strategy of which the Fund is part. Such concessions provided by the Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the Distributor or the Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the FINRA.

Sales Charges

The following expenses were incurred during the fiscal periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charges received on Class A shares and the amounts retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended March 31,	Total Commissions ($)	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund	2023	753,413	24,815
	2022	835,687	(7,650)
	2021	614,703	62,490

New Jersey Municipals Fund	2023	112,957	1,606
	2022	125,734	(294)
	2021	111,863	6,356

New York Municipals Fund	2023	224,219	2,938
	2022	251,010	2,507
	2021	335,453	18,498

Pennsylvania Municipals Fund	2023	67,586	1,831
	2022	106,760	(870)
	2021	109,839	533

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended March 31,	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund	2023	18,268
	2022	23,365
	2021	2,679

New Jersey Municipals Fund	2023	3,576
	2022	4,957
	2021	703

New York Municipals Fund	2023	2,264
	2022	27,688
	2021	4,195

Pennsylvania Municipals Fund	2023	123
	2022	1,266
	2021	10,637

Class C Shares

Fund	For the Fiscal Period Ended March 31,	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund	2023	0
	2022	0
	2021	156

New Jersey Municipals Fund	2023	26
	2022	90
	2021	428

New York Municipals Fund	2023	0
	2022	0
	2021	1,863

Pennsylvania Municipals Fund	2023	642
	2022	152
	2021	273

Services and Distribution Plan

The Trust, on behalf of the Fund, has adopted a 12b-1 Plan in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund may pay monthly fees to the Distributor at up to the annual rates set forth below (as a percentage of the average daily net assets of the Fund attributable to the applicable share class).

Fund/Class	Rate (%)

Intermediate-Term Municipals Fund

Class A	0.15
Class C	0.75
Class FI	0.25

New Jersey Municipals Fund

Class A	0.15
Class C	0.70
Class FI	0.25

New York Municipals Fund

Class A	0.15
Class C	0.70
Class FI	0.25

Pennsylvania Municipals Fund

Class A	0.15
Class C	0.70

Class FI	0.25

The Fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Fees under the 12b-1 Plan may be used to make payments to the Distributor, Service Agents and other parties with respect to the sale of Fund shares for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the Distributor (or others), the amount of the fees paid by a class of the Fund during any year may be more or less than actual expenses incurred by the Distributor (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the Distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if expenses incurred by the Distributor (or others) are less than the fees paid to the Distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the Fund, such as the Manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the Fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of that class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the Fund pursuant to the 12b-1 Plan in effect during the fiscal period ended March 31, 2023:

Fund/Class	Service and Distribution Fees Incurred ($)	Service and Distribution Fees Waived/Reimbursed ($)
Intermediate-Term Municipals Fund
Class A	1,102,965	0
Class C	675,406	0

New Jersey Municipals Fund
Class A	162,432	0
Class C	35,819	0

New York Municipals Fund
Class A	467,884	0
Class C	61,100	53

Pennsylvania Municipals Fund
Class A	138,128	0
Class C	47,668	0

No information provided for Class FI shares of the Fund, as no shares of that class were outstanding as of March 31, 2023.

For the fiscal period ended March 31, 2023, the Distributor incurred distribution expenses for advertising, printing and mailing prospectuses, support service and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The Distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)

Intermediate-Term Municipals Fund
Class A	1,004,303	426,399	282,836	0	1,713,538
Class C	627,194	0	52,972	0	680,166

New Jersey Municipals Fund
Class A	148,679	73,568	65,270	0	287,516
Class C	33,017	6,806	3,190	0	43,012

New York Municipals Fund
Class A	431,426	157,021	117,417	0	705,863
Class C	56,656	1,277	4,988	0	62,921

Pennsylvania Municipals Fund
Class A	127,272	18,731	29,068	0	175,071
Class C	44,456	2,405	3,783	0	50,644

No information provided for Class FI shares of the Fund, as no shares of that class were outstanding as of March 31, 2023.

PURCHASE OF SHARES

Purchases of Fund shares are discussed under the “Buying shares” and “Exchanging shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. See the Fund’s Prospectus for a discussion of which share classes of the Fund are available for purchase, who is eligible to purchase shares of each class, and applicable investment minimums.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify the class of shares being purchased. Payment must be made with the purchase order. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage or other financial account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Purchase orders received by the Fund prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the Fund’s transfer agent in accordance with their agreed-upon procedures. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule. NAV is calculated separately for each share class.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”). Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the initial sales charge. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

The Distributor and Service Agents may receive a portion of the sales charge as described in the Fund’s Prospectus and may be deemed to be underwriters of the Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse and children, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions for Class A Shares” below.

Class A Shares. Purchases of Class A shares of $250,000 or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through Distributor Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares (Intermediate-Term Municipals Fund). Class C shares are not available for purchase through Distributor Accounts. Class C shares are sold at NAV without an initial sales charge on purchases and are not subject to a contingent deferred sales charge payable upon redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C Shares (New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund). Class C shares are not available for purchase through Distributor Accounts. Class C shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class D Shares. Class D shares are offered to a limited group of investors who invest in the Fund through certain financial intermediary and retirement plan programs. Service Agents selling Class D shares may in the future discontinue offering Class D shares to clients of financial intermediaries. A Service Agent or financial intermediary may impose investment minimums. For more information about these programs, contact a Service Agent.

Class FI, Class R, Class I and Class IS Shares. Class FI shares are not available for purchase through Distributor Accounts. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Class I shares may be purchased directly from the Fund by the following persons: (i) current employees of the Manager and its affiliates; (ii) former employees of the Manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Class IS shares may be purchased only by retirement plans with omnibus accounts held on the books of the Fund, certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries and other investors authorized by the Distributor. In order to purchase Class IS shares, an investor must hold its shares in an account that is not subject to payment of fees for recordkeeping services, account servicing, networking, or similar services to Service Agents.

Class 1 Shares. Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares but are no longer permitted to add to their Class 1 share positions, except through reinvestments of dividends.

*  *  *  *  *

Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by the Distributor may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same Fund to Class I shares of that Fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of Fund shares, please see the Fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic periodic investments of $25 or more in certain share classes by authorizing the Distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. Shareholders have the option of selecting the frequency of the investment as long as the investment equals a minimum of $25 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the Fund or your Service Agent.

Sales Charge Waivers and Reductions for Class A Shares

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

i.

sales to (a) current and retired board members, (b) current employees of Franklin Resources and its subsidiaries, (c) the “immediate families” of such persons, as defined above, and (d) a pension, profit-sharing or other benefit plan for the benefit of such persons;

ii.

sales to employees of certain Service Agents having dealer, service or other selling agreements with the Distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

iii.	offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

iv.

purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another fund sold by the Distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 90 calendar days of the redemption;

v.	purchases by certain separate accounts used to fund unregistered variable annuity contracts;

vi.

purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor;

vii.

purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

viii.

sales through Service Agents who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

ix.	purchases of Class A shares by shareholders investing through Distributor Accounts;

x.	investors investing through certain retirement plans; and

xi.	investors who rollover Fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by Service Agents approved by the Distributor prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A shares of funds sold by the Distributor or units of a Section 529 college savings plan managed by Legg Mason or Franklin Templeton (a “Section 529 plan”), to take advantage of the breakpoints in the Class A shares sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you believe you are eligible for a Letter of Intent or a right of accumulation. Whether you purchased shares of funds and/or units of a Section 529 Plan through one or more Service Agents, directly from the Fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the Fund if you own shares of other funds or units of a Section 529 plan that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege. The accumulation privilege allows you to combine the dollar amount of your next purchase of Class A shares of the Fund, as applicable, with the current or cost value, whichever is higher, of shares of other funds sold by the Distributor held in Eligible Accounts (as defined below), for purposes of calculating the initial sales charges.

If you hold fund shares or units of a Section 529 plan in accounts at two or more Service Agents, please contact your Service Agents to determine whether your shares or units may be combined.

Shares of certain money market funds sold by the Distributor may be combined for purposes of the accumulation privilege. Please contact your Service Agent or the Fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Fund Purchases in Eligible Accounts with the value that you intend to purchase within the next 13-months, which would, if bought all at once, qualify you for a reduced Class A sales charge. In addition, current holdings under the accumulation privilege (as described above) may be included in the Letter of Intent. See the Fund’s Prospectus for the sales charges and breakpoints applicable to Class A shares of the Fund. Sales charges and breakpoints vary among the funds sold by the Distributor.

Purchases of Class A shares or units of a Section 529 plan may be aggregated for purposes of calculating each breakpoint. You may purchase Class A shares of funds sold by the Distributor or units of a Section 529 plan managed by Legg Mason or Franklin Templeton over a 13-month period and pay the same sales charge, if any, as if all shares or units had been purchased at once.

At the time you enter into a Letter of Intent, you select your asset goal amount. Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your asset goal amount. For example, if your asset goal amount is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the asset goal amount you have selected. You may also credit towards your asset goal amount any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current value or cost value, whichever is higher, of those shares as of the date of calculation. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Fund Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Fund Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of the Letter of Intent start date.

Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your asset goal amount. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your asset goal amount. You may include any Eligible Fund Purchases toward the asset goal amount, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if any shares, including Class A shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Eligible Fund Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by Legg Mason or Franklin Templeton; and (ii) units of a Section 529 Plan managed by Legg Mason or Franklin Templeton. Shares of certain money market funds sold by the Distributor may be combined for purposes of the Letter of Intent. Eligible funds may change from time to time, investors should check with their Service Agent to see which funds or Section 529 plans may be eligible.

For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the Fund for more information.

Eligible Accounts. Eligible Accounts include shares of Legg Mason or Franklin Templeton funds registered to (or held by a financial intermediary for):

● You, individually;

● Your “family member” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;

● You jointly with one or more family members;

● You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

● A Coverdell Education Savings account for which you or a family member is the identified responsible person;

● A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

● A 529 college savings plan over which you or a family member has investment discretion and control;

● Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

● A trust established by you or a family member as grantor.

You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your asset goal amount. A Letter of Intent is not available to Distributor Accounts.

Increasing the Amount of the Letter of Intent. You may at any time increase your asset goal amount. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current asset goal amount. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between:

i.	the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and

ii.	the aggregate applicable sales charges for the increased asset goal amount.

However, you must contact your Service Agent before purchasing shares in excess of the asset goal amount as no retroactive adjustments can be made. The 13-month period during which the asset goal amount must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your asset goal amount will no longer count towards meeting your asset goal amount. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the asset goal amount will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Goal Amount” below. Exchanges in accordance with the Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your asset goal amount, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Goal Amount” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your asset goal amount as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your asset goal amount or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Goal Amount. If the total assets under your Letter of Intent within its 13-month term are less than your asset goal amount whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or otherwise cancelled the Letter of Intent before reaching your asset goal amount, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

Class A Shares.

.

Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. Class A shares that are contingent deferred sales charge shares are subject to a contingent deferred sales charge if redeemed within 18 months of purchase.

.

Class A shares that are not subject to a contingent deferred sales charge. If Class A shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 18 months of purchase.

Class C Shares.

.	Class C shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase.

.

Class C shares that are not subject to a contingent deferred sales charge. If Class C shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 12 months from the date of such exchange.

Class C1 Shares.

.

Class C1 shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase. If Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date the shares exchanged were initially acquired.

.

Class C1 shares that are not subject to a contingent deferred sales charge. Class C1 shares of the Fund are not subject to a contingent deferred sales charge, but if Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor that are subject to a contingent deferred sales charge, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date of such exchange.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. Unless otherwise noted above, the length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the Distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on:

i.	exchanges (see “Exchange of Shares”);
ii.

redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value depending on the frequency of your plan (see “Systematic Withdrawal Plan”);

iii.	redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder;
iv.

mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of a specific age required by law (except that shareholders of certain retirement plans or IRAs established prior to May 23, 2005 will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption);

v.	involuntary redemptions;
vi.	redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise;

vii.	effective May 1, 2020, on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission;
viii.	tax-free returns of an excess contribution to any retirement plan;
ix.

certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Manager; and

x.	Class A shares held through Distributor Accounts.

The contingent deferred sales charge is also waived on Class C and Class C1 shares purchased by retirement plans with omnibus accounts held on the books of the Fund. Different Service Agents may offer different contingent deferred sales charge waivers. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

A shareholder who has redeemed shares from another fund sold by the Distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in another fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Service Agent must let the Fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by the Distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the Distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares or Class C1 shares, if applicable, for Class A shares of an applicable Legg Mason fund, are permitted to maintain such share class exchange features for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares and Class C1 shares of the Fund may be purchased by plans investing less than $3,000,000. Class C shares and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: For participating plans established with the Fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) prior to June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market Legg Mason funds equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund. For participating plans established with the Fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) on or after June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market Legg Mason funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares and Class C1 shares but instead may acquire Class A shares of the same fund. Any Class C shares and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C shares and Class C1 shares exchange privileges applicable to their plan.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund based on the net asset value of a share of the Fund as of March 31, 2023:

Class A

	Intermediate-Term Municipals Fund	New Jersey Municipals Fund	New York Municipals Fund	Pennsylvania Municipals Fund
Net Asset Value Per Share ($)	6.04	11.48	11.98	11.67
Maximum Initial Sales Charge Percentage (%)	2.25	3.75	3.75	3.75
Offering Price ($)	6.18	11.93	12.45	12.12

REDEMPTION OF SHARES

Redemptions of Fund shares are discussed under the “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference.

The right of redemption may be suspended or the date of payment postponed:

i.	for any period during which the NYSE is closed (other than for customary weekend and holiday closings);

ii.	when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or

iii.	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

The Fund’s transfer agent, acting on behalf of the Fund, may place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent, in consultation with the Fund, reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. In order to delay payment of redemption proceeds under these circumstances, the Fund and the transfer agent must adopt certain policies and procedures and otherwise comply with the terms and conditions of no-action relief provided by the SEC staff. Financial exploitation means: (i) the wrongful or unauthorized taking, withholding, appropriation, or use of a Specified Adult’s funds or securities; or (ii) any act or omission by a person, including through the use of a power of attorney, guardianship, or any other authority regarding a Specified Adult, to (a) obtain control, through deception, intimidation or undue influence, over the Specified Adult’s money, assets or property, or (b) convert the Specified Adult’s money, assets or property. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, the transfer agent is not required to delay the disbursement of redemption proceeds and does not assume any obligation to do so. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the

Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

Unless otherwise instructed, redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

The Fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan permits you to have a specified dollar amount automatically withdrawn from your account on a regular basis (i.e., on a monthly, quarterly, semi-annual or annual basis). The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the Fund. You should contact your Service Agent to determine if it offers a similar service.

Class A, Class C, Class C1 and Class D Shareholders. Class A, Class C, Class C1 and Class D shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the Fund’s transfer agent—Fund shares will be redeemed on the day of the month indicated on your account application, (or if no day is indicated, on the 20th day of the month) or the next business day and a check for the proceeds will be mailed within three business days. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month; or (2) electronic transfer (ACH) to checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders. Certain shareholders of the Fund’s Class FI, Class I and Class IS shares with an initial NAV of $1,000,000 or more, or certain other shareholders authorized by the Distributor, may be eligible to participate in the Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through electronic transfer (ACH) to your checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at the Fund’s website, www.franklintempleton.com/mutualfunds, by calling the Fund at 877-6LM-FUND/656-3863, or by writing to the Fund or your Service Agent. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each redemption period are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the scheduled close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the scheduled close of regular trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. Other taxes or tax-related consequences may apply, and you should consult your tax professional before establishing a Systematic Withdrawal Plan. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Redemptions In Kind

The Fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by delivering securities valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Because redemption in kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash, and the market price of those securities will be subject to fluctuation until they are sold. In addition, a redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. The securities delivered may not be representative of the entire Fund portfolio, may represent only one issuer or a limited number of issuers and may be securities that the Fund would otherwise sell. The Fund will not use securities to pay redemptions by the Distributor or other affiliated persons of the Fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

Shares Purchased and Redeemed Through Another Service Agent

The Fund has authorized certain Service Agents to receive on its behalf purchase and redemption orders. Such Service Agents are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent’s authorized designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized Service Agent or the Service Agent’s authorized designee and accepted by the Fund.

Transferring Fund Shares to Another Service Agent

You may transfer Fund shares only to a Service Agent that has entered into an agreement with the Distributor or one of its affiliates with respect to the Fund. Some Service Agents may have agreements with the Distributor or one of its affiliates with respect to some funds and not others. Depending on the Service Agent to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional Fund shares. All future trading of Fund shares, including exchanges, is subject to the rules of the Service Agent and its continued agreement with the Distributor that permits such trading.

You should contact your Service Agent or the appropriate fund for further information on transferring Fund shares.

EXCHANGE OF SHARES

Exchanges of Fund shares are discussed under the “Buying shares,” “Exchanging shares,” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the Distributor. If the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see the Fund’s Prospectus for more information). This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The Prospectus describes the requirements for exchanging shares of the Fund and may be obtained as described on the cover page of this SAI.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any initial sales charge (if shares being exchanged were subject to an initial sales charge) but subject to a contingent deferred sales charge, if applicable. An exchange of shares that were not subject to any sales charge will be subject to any applicable initial sales charge or contingent deferred sales charge upon exchange.

Class C Exchanges. Class C shares of the Fund may be exchanged for other Class C shares without imposition of any charge but subject to a contingent deferred sales charge, if applicable. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

Class C1 Exchanges. Investors that hold Class C1 shares may exchange those shares for Class C1 shares of other funds sold by the Distributor, or if a fund does not offer Class C1, for Class C shares, in each case without imposition of any charge but subject to a contingent deferred sales charge, if applicable. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

Class D Exchanges. Class D shares of the Fund may not be exchanged.

Class 1 Exchanges. Class 1 shareholders who wish to exchange all or a portion of their shares may exchange Class 1 shares for Class A shares of certain funds available for exchange. Ask your Service Agent about the funds available for exchange.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, will remain eligible for exchange from Class C shares or Class C1 shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Program with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the Fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

The exchange privilege may be modified or terminated at any time and is available only in those jurisdictions where such exchanges legally may be made. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. Other taxes or tax-related consequences may apply, and you should consult your tax professional before requesting an exchange.

VALUATION OF SHARES

The NAV per share of each class of the Fund is generally calculated as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class specific expenses, the per share NAV of each class of the Fund will differ. Please see the Fund’s Prospectus for a description of the procedures used by the Fund in valuing its assets.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 877-6LM-FUND/656-3863, (2) on www.franklintempleton.com/mutualfundsliterature (click on the name of the Fund), and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures (the “policy”) developed by the Manager with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities for the Legg Mason Funds. The Manager believes the policy is in the best interests of the Fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect the Fund from potentially harmful disclosures.

General Rules/Website Disclosure

The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Fund’s Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). With respect to non-money market funds, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 8 business days after month end, provided that such information has been made available through public disclosure. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The Fund currently discloses its complete portfolio holdings 8 business days after month-end. The Fund discloses this information on the Fund’s website: www.franklintempleton.com/mutualfundsliterature (click on the name of the Fund).

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

Set forth below is a list, as of December 31, 2022, of those parties with whom the Manager, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the Fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None

Barclays Bank PLC	Daily	None

Best Alternative Outsourcing Services LLP	Daily	None

Bloomberg AIM	Daily	None

Bloomberg L.P.	Daily	None

Bloomberg Portfolio Analysis	Daily	None

Brown Brothers Harriman	Daily	None

Charles River	Daily	None

Citco	Daily	None

Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None

Enfusion Systems	Daily	None

ENSO LP	Daily	None

eVestment Alliance	Quarterly	8-10 Days

FactSet	Daily	None

HSBC Global Asset Management	Daily	None

Institutional Shareholder Services	Daily	None

ITG	Daily	None

Kailash Concepts	Monthly	None

Middle Office Solutions, LLC	Daily	None

Morgan Stanley Capital Inc.	Daily	None

Morningstar	Daily	None

NaviSite, Inc.	Daily	None

StarCompliance	Daily	None

State Street Bank and Trust Company	Daily	None

SunGard/Protegent (formerly Dataware)	Daily	None

The Bank of New York Mellon	Daily	None

The Northern Trust Company	Daily	None

The Northern Trust Melbourne	Daily	None

Thomson	Semi-annually	None

Thomson Reuters	Daily	None

VPD Financial Software Consulting	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

DST International plc (DSTi)	Daily	None

Electra Information Systems	Daily	None

Fidelity	Quarterly	5 Business Days

Fitch	Monthly	6-8 Business Days

Frank Russell	Monthly	1 Day

Glass Lewis & Co.	Daily	None

Informa Investment Solutions	Quarterly	8-10 Days

Interactive Data Corp	Daily	None

Liberty Hampshire	Weekly and Month End	None

RBC Investor and Treasury Services	Daily	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the Fund’s portfolio holdings information is made available no earlier than the day next following the day on which the Fund makes the information available on its website, as disclosed in the Fund’s Prospectus. The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, the Fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the Fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the Fund’s portfolio holdings may be made (i) to a proposed or potential adviser or Subadviser(s) or other investment manager asked to provide investment management services to the Fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

•	The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.
•	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.
•

A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

•	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).
•

The Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

•

A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

•

The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

The Fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Fund’s Board.

Limitations of Policy

The Fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the Manager or the Subadviser may manage accounts other than the Fund that have investment objectives and strategies similar to those of the Fund. Because these accounts, including the Fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the Manager or the Subadviser may be able to infer the portfolio holdings of the Fund from the portfolio holdings in that investor’s account.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. The Fund is a series of the Trust. As of April 16, 2007, the Fund was redomiciled as a series of the Trust. Prior to that, the Fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. From October 5, 2009 to August 1, 2012, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund were known as Legg Mason Western Asset Intermediate-Term Municipals Fund, Legg Mason Western Asset New Jersey Municipals Fund, Legg Mason Western Asset New York Municipals Fund and Legg Mason Western Asset Pennsylvania Municipals Fund, respectively.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax professionals with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local, or foreign income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long-term capital gain over its net short-term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indexes, are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to passive foreign investment companies (“PFICs”), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Investments in Municipal or Other Tax-Exempt Funds

The Fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular U.S. federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to the federal alternative minimum tax. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by the Fund.

Interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding capital gain dividends. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund may, under certain circumstances, cause a portion of such benefits to be subject to U.S. federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or “private activity bonds” held by the Fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal alternative minimum tax. Shareholders should consult their own tax professionals to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax or the federal “excess net passive income” tax.

The treatment under state and local tax law of Fund dividends may differ from the U.S. federal income tax treatment of such dividends under the Code.

Capital Loss Carryforwards

As of March 31, 2023, as set forth below, the listed capital losses may be carried forward indefinitely to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

Fund	Amount of Capital Loss Carryforward ($)
Intermediate-Term Municipals Fund	138,290,415

New Jersey Municipals Fund	10,051,483

New York Municipals Fund	35,406,491

Pennsylvania Municipals Fund	9,701,036

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually substantially all of its investment company taxable income (determined without regard to the dividends-paid deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income tax paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by the Fund are exempt from regular U.S. federal income taxes. Other distributions from the Fund’s net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. The IRS and the Department of the Treasury have issued regulations that impose special reporting of capital gain dividends by the Fund in order to allow capital gain dividends to be taxable at reduced rates in the hands of certain non-corporate taxpayers who hold shares of the Fund through entities treated as partnerships.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax professional regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

The Fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction or be treated as qualified dividend income.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of U.S. individuals to the extent their income exceeds certain threshold amounts. The 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income (excluding exempt-interest dividends) and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (excluding exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax professional regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be disallowed to the extent of exempt-interest dividends received by the shareholder with respect to the shares and, to the extent not disallowed will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 877-6LM-FUND/656-3863. Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax professionals concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended

U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to shareholders that are not “United States persons” within the meaning of the Code (“non-U.S. shareholders”) are generally subject to withholding tax at a 30% rate (or a reduced rate under an applicable treaty). In order to obtain a reduced rate of withholding under a treaty, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under the treaty. A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax described in the preceding paragraph generally will not apply to redemption proceeds or to distributions to non-U.S. shareholders that are properly reported by the Fund as exempt interest dividends, capital gain dividends, short-term capital gain dividends, and interest-related dividends, each as defined and subject to certain conditions described below.

In general, (1) “short-term capital gain dividends” are distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” are distributions derived from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for capital gain dividends and short-term capital gain dividends do not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, under special rules regarding the disposition of “United States real property interests” (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation.

If income from the Fund is effectively connected with a trade or business conducted within the United States by a non-U.S. shareholder, the non-U.S. shareholder will in general be subject to U.S. federal income tax on the income at the rates applicable to U.S. citizens, residents or domestic corporations, as applicable, whether the income is received in cash or reinvested in shares of the Fund, and, in the case of a non-U.S. shareholder that is a foreign corporation, the non-U.S. shareholder may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, its effectively connected income or gain will generally be subject to U.S. federal income tax on a net income basis only if the income or gain is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, the U.S. federal income tax consequences of an investment in the Fund for non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may be different from those described herein, and those shareholders are urged to consult their tax professionals.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the non-U.S. shareholder and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax professionals regarding the impact of these requirements on their investment in the Fund.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

New Jersey Taxation. So long as the New Jersey Municipals Fund holds New Jersey municipal obligations that constitute not less than 80% of the aggregate principal amount of the Fund’s investments, distributions by the Fund that are derived from interest on New Jersey municipal securities or from gain on the sale of municipal securities issued by New Jersey issuers will be exempt from New Jersey personal income tax. Distributions attributable to interest earned by the Fund on U.S. government securities will also be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued

to purchase or carry shares of the New Jersey Municipals Fund generally is not deductible for New Jersey income tax purposes. All distributions by the Fund to a corporate shareholder will generally be subject to New Jersey Corporation Business Tax. The foregoing is only a brief summary of the New Jersey tax considerations generally affecting the New Jersey Municipals Fund and its shareholders who are New Jersey residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

New York State and City Taxation. New York resident shareholders of the New York Municipals Fund will not be subject to New York state or New York City personal income tax on exempt-interest dividends from the Fund attributable to interest on New York municipal securities. The New York Municipals Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the State of New York. Exempt-interest dividends are not excluded in determining New York state franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Municipals Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Pennsylvania Taxation. Exempt-interest dividends distributed by the Pennsylvania Municipals Fund will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the Fund from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates. For purposes of the Philadelphia school district investment income tax distributions that are designated as capital gain distributions for U.S. federal income tax purposes will be excluded from the tax base. The foregoing is only a brief summary of the Pennsylvania tax considerations generally affecting the Pennsylvania Municipals Fund and its shareholders that are subject to Pennsylvania taxation. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal period ended March 31, 2023, contains the Fund’s audited financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, all of which are incorporated by reference into this SAI

(https://www.sec.gov/Archives/edgar/data/764624/000119312523153956/d423301dncsr.htm

https://www.sec.gov/Archives/edgar/data/764624/000119312523152537/d440343dncsr.htm

https://www.sec.gov/Archives/edgar/data/764624/000119312523152543/d471633dncsr.htm

https://www.sec.gov/Archives/edgar/data/764624/000119312523153977/d482006dncsr.htm). These audited financial statements are available free of charge upon request by calling the Fund at 877-6LM-FUND/656-3863.

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Appendix A

Proxy Voting Policies

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Regulatory Affairs Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Regulatory Affairs Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Regulatory Affairs Group for coordination and the following actions:

•	Proxies are reviewed to determine accounts impacted.
•	Impacted accounts are checked to confirm Western Asset voting authority.
•

The Regulatory Affairs Group reviews proxy issues to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

•

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

•

The Regulatory Affairs Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Regulatory Affairs Group.

•	Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.
•	Copies of proxy statements received with respect to securities in client accounts.
•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
•	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies are reviewed by the Regulatory Affairs Group for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

Appendix B

Credit Ratings

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4, 5 Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings.7 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same.

1	In the case of impairments, there can be a financial loss even when contractual obligations are met.
2	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
3

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include equity indexed principal values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

4

For certain preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

5

Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

6

For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products. Please note that Moody’s always reserves the right to choose not to assign or maintain a credit rating for its own business reasons.

7

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1—Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2—Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3—Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Debt and Demand Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings:

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings:

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligations resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n     Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n       Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n         Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n     Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.

Ba.n       Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n         Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n     Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n       Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n         Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
●	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and
●

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.

However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Long-Term Issuer Credit Ratings

AAA	An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA	An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest- rated obligors only to a small degree.

A

An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B

An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC	An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issuer Credit Ratings

A-1

An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2

An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3

An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B

An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

An obligor rated “C” is currently vulnerable to nonpayment that would result in an “SD” or “D” issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers:

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor.

•

Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Obligations:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial Credit Risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very High Levels of Credit Risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally High Levels of Credit Risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (IDRs) (or sometimes Viability Ratings for banks and non-bank financial institutions) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks and non-bank financial institutions an assessment of non-performance risk relative to the risk captured in the IDR or Viability Rating (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default and includes the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned IDRs. IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

•	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
•	The formal announcement by the issuer or their agent of a distressed debt exchange;
•

A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted Default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

•	An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
•	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

•	The selective payment default on a specific class or currency of debt;
•

The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•

The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest Credit Quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk.

Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk.

Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the IDR scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.

Description of Fitch Ratings’ Sovereigns, Public Finance and Global Infrastructure Obligations:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk. Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

Imminent default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes:

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix C

ADDITIONAL INFORMATION CONCERNING

NEW JERSEY MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the state of New Jersey (“New Jersey” or the “State”). The sources of payment for New Jersey municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived from (i) information provided by the State in an official statement relating to an offering of New Jersey bonds, dated April 22, 2021, and Appendix I, dated April 9, 2021, thereto (the “Official Statement”), and (ii) with respect to the section titled “Fiscal Year 2022 Report,” information contained in the State’s Office of Management and Budget’s analysis of New Jersey’s Comprehensive Annual Financial Report (“CAFR”) for the Fiscal Year Ended June 30, 2022, dated April 10, 2023. The funds have not independently verified the accuracy, completeness or timeliness of the information contained in the Official Statement or the CAFR. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such Official Statement or Supplement, as applicable, and are subject to risks and uncertainties that may cause actual results to differ materially.

GENERAL INFORMATION

New Jersey is the most densely populated state in the nation, with an average density of 1,208 persons per square mile as of 2019. The State is a part of a megalopolis that extends from Washington D.C. in the south to Boston, Massachusetts in the north and includes over one-fifth of the nation’s population. Thus, New Jersey is an attractive location for businesses due to its central location and ability to access both regional and world markets.

The following core industry clusters are the center of the State’s diverse economy: technology, transportation and logistics, health care, financial services, biopharmaceuticals, and advanced manufacturing. There is also a strong commercial agriculture sector in the rural areas. The “Jersey Shore”, along the Atlantic Seaboard, is the focus of the State’s tourism sector and includes casino gambling in Atlantic City. The State attracted over 110.8 million visitors in 2018 and 116.2 million visitors in 2019.

There were just under 8.9 million persons residing in New Jersey according to the latest population estimates from the U.S. Census Bureau as of July 1, 2019. New Jersey’s population grew an average of 0.1% per year from 2010 to 2019. This was above the average annual growth rate of 0.03% and 0.08% for New York and Pennsylvania, respectively. It was below the national growth rate of 0.7%. 30.3% of New Jersey’s population was under the age of 25, lower than the national average of 31.4%. In addition, 16.6% of the State’s population is 65 years or older, similar to the national share of 16.4%.

41.2% of New Jersey residents 25 years of age or older had a bachelor’s degree or higher in 2019. This is the third highest rate in the nation and above the national average of 33.1%. New Jersey is also a diverse state. At 23.4%, New Jersey has the second highest share of foreign-born residents, behind only California, and above the national average of 13.7%. New Jersey also has the fourth highest percentage of residents that speak a language other than English at home at 32.2%. The State ranks behind only California, Texas, and New Mexico and is above the national percentage of 22%.

New Jersey’s total population grew by 0.9% from 2010 to 2019. However, New Jersey also experienced net domestic out-migration during this period. Net domestic out-migration was greatest for residents aged 18-24, followed by residents aged 60 and over, according to data from the U.S. Census’s American Community Survey. New Jersey’s overall population still grew despite net domestic out-migration because natural population growth and foreign in-migration offset the losses from net domestic out-migration during this period.

New Jersey state income tax return data also indicates that the higher-income population grew faster than the overall population from 2009 to 2019 (the most recent year for which data is available). The total number of resident returns grew 8.2% during this time. Growth in the higher-income population was greatest with returns reporting income between $500,000 and $1.0 million growing by 112.9% and returns with income greater than $1.0 million growing by 95.1%.

ECONOMIC OUTLOOK

The COVID-19 pandemic upended the economic outlook for New Jersey and the nation. Calendar Year 2020 started off well with the New Jersey labor market adding 23,000 jobs in the first two months, continuing the growth trend of 2019 when 31,100 jobs were added. Economic growth in New Jersey strengthened in both 2018 and 2019, with real gross domestic production (“GDP”) expanding by an average of 1.5% per year, which was expected to continue into 2020.

The positive outlook changed quickly. The U.S. Department of Health and Human Services declared a public health emergency on January 31, 2020, which was followed by a declaration of a national emergency by the President of the United States on March 13, 2020. The Governor issued Executive Order No. 103 on March 9, 2020, whereby the Governor declared a public health emergency and a state of emergency. However, the rapid spread of COVID-19 across the country forced many states to strengthen restrictions by issuing “stay-at-home” orders. The Governor issued a “stay-at-home” order, Executive Order No. 107, on March 21, 2020. The Governors of New York and Pennsylvania issued similar “stay-at-home” orders shortly thereafter.

Payroll employment in New Jersey declined by a total of 717,200 jobs, or 17.0%, during March and April 2020 as a result of the COVID-19 pandemic restrictions. Other states suffered similar declines with employment falling by 20.2% in New York and 18.5% in Pennsylvania. New Jersey’s real GDP deteriorated at a seasonally adjusted annual rate of 35.6% in the second quarter of 2020, in line with New York’s 36.3% decline and Pennsylvania’s 34.0% decline.

Job growth rebounded when states began to re-open their economies in May 2020. Payroll employment grew by an average of 69,600 jobs per month in New Jersey from May to September 2020. However, growth subsequently plateaued because health considerations required that the COVID-19 pandemic-related restrictions remain in place. The State added 5,300 jobs in total from October 2020 to January 2021. The State’s unemployment rate, which peaked at 16.6% in April 2020, improved to 7.9% by January 2021.

Through January 2021, the New Jersey labor market recovered 49.3% of the total jobs lost from this past spring, which is below the 59.8% share of Pennsylvania, but above the 46.1% share for New York. The brunt of the economic impact of the COVID-19 pandemic has been borne by workers in low-wage sectors. The leisure & hospitality services sector (hotels, restaurants, & bars); trade, transportation & utilities sector (retail trade); and other services sector accounted for 57.4% of job losses in March and April 2020. As of January 2021, both the leisure & hospitality services sector (47.0%) and the other services sector (46.9%) have recovered just under half of the jobs lost during Spring 2020.

Real GDP recovered in the third quarter with economic activity in New Jersey growing at a seasonally adjusted annual rate of 37.2%, which was faster than the 35.5% rate of Pennsylvania and 30.3% rate of New York. As of April 9, 2021, the housing market had been a bright spot during the recovery. While, according to the estimates of New Jersey Realtors Association, single-family home sales in New Jersey were 19.1% lower year-over-year from March to June 2020, they rebounded in July and August 2020, up 6.0% over the same period during the prior year. Sales then rapidly accelerated beginning in September 2020, higher by 34.0% on average over the last four months of 2020. Transaction prices have also risen sharply, with the average price of a single-family home sale in 2020 reaching nearly $475,000, which is 16.3% higher than in 2019.

The substantial federal stimulus provided to businesses and households in Spring 2020 provided necessary support to the economic recovery. New Jersey residents received $6.7 billion in Economic Impact Payments last spring, while businesses received $17.4 billion in Paycheck Protection Program loans through August 2020. Unemployed workers in New Jersey received $14.1 billion in unemployment insurance (“UI”) benefits through newly established federal programs, including this past fall’s Lost Wage Assistance Program that was funded by the Federal Emergency Management Agency (“FEMA”).

New Jersey’s personal income grew at a 40.8% annual rate in the second quarter of 2020 due to the significant federal stimulus, even though wage and salary income declined by 31.3%. Wages and salaries rebounded in the third quarter, increasing at a 26.6% annual rate because of the strong job growth. However, personal income declined at an 8.7% annual rate in the third quarter of 2020 due to the phase-out of federal aid.

As of April 9, 2021, the economic outlook had improved for both New Jersey and the United States, though COVID-19 continued to determine the path of the economic recovery. Members of the Federal Open Market Committee (“FOMC”) estimated real GDP in the U.S. to grow 4.2% in 2021 according to the FOMC’s December 2020 projection. Economists surveyed by the Wall Street Journal were forecasting real GDP growth of 6.0% for the U.S. in 2021 according to the March survey, which is more than two full percentage points over the December 2020 average forecast of 3.7%. The improved outlook is based on the additional federal stimulus this spring as well as continued success in the rollout of COVID-19 vaccines.

FISCAL YEAR 2022 REPORT

Financial Highlights

Government-wide

The primary government’s assets and deferred outflows of resources totaled $121.0 billion, a decrease of $1.7 billion from the prior fiscal year after restatements that resulted in a $0.2 billion increase in net position. Restatements were made to increase net position over various accounts. As of June 30, 2022, liabilities and deferred inflows of resources exceeded assets and deferred outflows of resources by $181.1 billion. The State’s unrestricted net position, which represents net position that has no statutory commitments and is available for discretionary use, totaled a negative $204.2 billion. The negative balance was primarily a result of the State implementing, in Fiscal Year 2015, GASB Statement No. 68, Accounting and Financial Reporting for Pensions and the State implementing in Fiscal Year 2018, GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions. Financing activities that contributed to the State’s negative unrestricted net position included liabilities from pension obligation bonds, the funding of a portion of local elementary and high school construction, and the securitization of all annual tobacco master settlement agreement receipts with no corresponding assets.

As of June 30, 2022, component unit assets and deferred outflows of resources exceeded component unit liabilities and deferred inflows of resources by $19.8 billion. Total component unit assets and deferred outflows of resources totaled $59.7 billion, an increase of $1.2 billion from the prior year.

Fund Level

The State’s governmental funds reported, as of June 30, 2022, combined ending fund balances of $29.8 billion, an increase of $6.0 billion when compared to Fiscal Year 2021. Fund balances are segregated into the following categories: non-spendable, restricted, committed, and unassigned. The non-spendable fund balance classification ($20.4 million) includes amounts that are legally required to remain intact. The restricted fund balance classification ($12.5 billion) is used when constraints have been placed upon the use of resources through enabling legislation initiated by voter referendum, constitutional provisions, debt covenants, or other external parties such as the federal government. The committed fund balance classification ($12.1 billion) includes amounts that can only be used for purposes specified in enabling legislation with the consent of both the legislative and executive branches. In contrast to the restricted fund balance classification, amounts in this category may be redeployed for other purposes with appropriate due process. Finally, the unassigned fund balance ($5.3 billion) represents the fund balance amount that has not been restricted or committed to a specific purpose within the General Fund.

During Fiscal Year 2022, the proprietary funds’ net position increased by $742.4 million resulting in net position of $1.0 billion as of June 30, 2022.

Long-term Obligations

During Fiscal Year 2022, the State’s governmental long-term obligations decreased 14.8% to $212.5 billion, after restatements which included a net decrease in bonded obligations of $4.3 billion. During Fiscal Year 2022, the State issued $1.6 billion in bonds. New money issuances represented $0.7 billion, issued for transportation program improvements. The State also issued $0.9 billion of refunding bonds that provided the State with $189.3 million in net present value savings. During Fiscal Year 2022, the State made principal and interest payments totaling $7.0 billion on its long-term obligations; this amount includes $2.5 billion expended from the New Jersey Debt Defeasance and Prevention Fund to defease certain outstanding long-term obligations.

As of June 30, 2022, non-bonded portions of the State’s governmental long-term obligations totaled $168.6 billion. This amount represented a $32.7 billion decrease from Fiscal Year 2021, after restatements, and was mainly attributable to decreases in the Net Pension Liability and Other Postemployment Benefits (“OPEB”) Liability of $20.2 billion and $12.8 billion, respectively, resulting from changes in actuarial assumptions relating to the pensions and OPEB plans.

Government-Wide Financial Analysis

Net Position

The State ended Fiscal Year 2022 with combined net position for the primary government totaling a negative $181.1 billion. This amount represents an increase of net position of $14.9 billion from the prior fiscal year after restatements. Restricted net position includes funds used to pay unemployment claims and open space preservation. Capital assets, net of depreciation, are used by the State to provide services to citizens; consequently, these assets are not available for future spending. Net investment in capital assets includes land, land easements, land improvements, buildings and improvements, equipment and software, infrastructure (roads, bridges, and other immovable assets), and construction in progress. The deficit in unrestricted governmental net position arose primarily as a result of the cost of the State’s bonded obligations, depreciation expense related to capital assets, and certain liabilities, including, but not limited to, the Net Pension Liability and the OPEB Liability, that are required to be included in the government-wide financial statements.

Changes in Net Position

The State’s Fiscal Year 2022 net position increased by $14.9 billion after restatements. Approximately 52.2% of the State’s total revenues came from general taxes, while 33.4% was derived from operating grants. Charges for services amounted to 13.2% of total revenues, while other items such as capital grants, miscellaneous revenues and interest earnings accounted for the remainder. State expenses cover a range of services. The largest expense, 29.7%, was for educational cultural, and intellectual development, which included approximately $280.8 million disbursed by the New Jersey Schools Development Authority (a blended component unit) (“NJSDA”) to help finance school facilities construction; physical and mental health amounted to 24.8%; and economic planning, development, and security amounted to 11.2%. Other major expenditures focused on government direction, management, and control; public safety and criminal justice; the State Lottery Fund; the Unemployment Fund; and community development and environmental management. During Fiscal Year 2022, governmental activities expenses exceeded program revenues. This imbalance was mainly funded through $51.7 billion of general revenues (mostly taxes). The remaining $14.2 billion resulted in an increase in net position. Offsetting the governmental net position increase, business-type activities reflected a net position increase of $0.7 billion primarily because the Unemployment Compensation Fund’s claims were less than available resources.

Primary Government – Fiscal Year 2022 Revenues and Expenses

During Fiscal Year 2022, State revenues totaled $97.0 billion or a decrease of $644.4 million when compared to the prior fiscal year after restatements. This decrease is primarily attributable to lower operating grants offset by higher general taxes and charges for services. General taxes totaled $50.7 billion and operating grants totaled $32.4 billion, accounting for 52.2% and 33.4%, respectively, of total State revenues for Fiscal Year 2022. The State’s Gross Income Tax totaled $20.7 billion, the Sales and Use Tax totaled $12.6 billion, and the Corporation Business Tax (“CBT”) totaled $5.7 billion. The State’s three major taxes comprised 77.1% of the total general taxes that were collected during Fiscal Year 2022. General taxes increased by $7.9 billion when compared to Fiscal Year 2021.

Fiscal Year 2022 expenses totaled $82.4 billion, a decrease of $10.9 billion after restatements in comparison to the prior fiscal year. State spending decreased by $15.4 billion in the Unemployment Compensation Fund due to available resources exceeding claims. Also, government direction, management, and control decreased by $5.8 billion. The aforementioned decreases were partially offset by education, cultural, and intellectual development ($1.7 billion); and economic planning, development, and security ($1.7 billion).

Component Units

Combined operating revenues and expenses for the State’s component units for Fiscal Year 2022 amounted to $19.0 billion and $20.2 billion, respectively. Total operations along with other revenue and expenses contributed to total combined net position at fiscal year-end of $19.8 billion. The component units received $1.6 billion in State appropriations during Fiscal Year 2022.

Major Governmental Funds

The focus of the State’s governmental funds reported in the fund financial statements is on near term inflows, outflows, and balance of expendable resources, which are essential elements in assessing the State’s financing needs and serve as useful measures of the government’s net resources available for future spending. The State’s governmental funds reported June 30, 2022 fund balances of $29.8 billion, a $6.0 billion increase from the prior fiscal year.

General Fund

The General Fund is the State’s chief operating fund and is the fund into which all State revenues, not otherwise restricted by statute, are deposited. The General Fund’s ending fund balance for Fiscal Year 2022 totaled $18.5 billion of which $5.3 billion represented unassigned fund balance. During Fiscal Year 2022, unassigned fund balance increased by $0.9 billion. A major underlying reason for the increase in fund balance was due to a $4.5 billion increase in taxes; 89% of this increase comprised of increases to the Corporation Business Tax, the Sales and Use Tax, and the Pass-Through Business Alternative Income Tax. The Surplus Revenue Fund is an account within the State’s General Fund that is used as a “Rainy Day Fund.” Surplus revenue is defined as an amount equivalent to 50.0% of the excess between the General Fund revenues certified by the Governor at the time of the approval of the annual appropriations act (the “Appropriations Act”) and the amount of revenue reported from the annual financial report of the General Fund for the fiscal year. Any General Fund excess is then subtracted by the amount of revenue reported from the annual financial report of the Property Tax Relief Fund that is less than revenue amounts certified by the Governor at the time of the approval of the annual Appropriations Act. The State made a deposit of $3.2 billion in Fiscal Year 2022 to the Surplus Revenue Fund. As of June 30, 2022, the fund had no balance.

On a budgetary basis, the General Fund collected general revenues of $55.6 billion. These general revenues were $1.1 billion higher than the final budget, which was $8.7 billion higher than originally anticipated, primarily due to increases in taxes and federal and other grants.

Total expenditures and transfers were $0.3 billion higher than original appropriations as set forth in the annual Appropriations Act plus supplemental appropriations enacted during the fiscal year. From a Fiscal Year 2022 program perspective, over-spending transpired in government direction, management, and control ($1.6 billion) and educational, cultural, and intellectual development ($272.1 million); while under-spending transpired in physical and mental health ($2.1 billion); economic planning, development, and security ($824.5 million); transportation programs ($762.8 million); public safety and criminal justice ($351.2 million); community development and environmental management ($187.3 million); and special government services ($80.1 million). Additionally, transfers to other funds were $2. 7 billion higher than original plus supplemental appropriations.

Property Tax Relief Fund

The Property Tax Relief Fund accounts for revenues from the Gross Income Tax and one-half percent of the Sales and Use Tax that is constitutionally dedicated for property tax relief. Appropriations from this fund must be used exclusively for the constitutional purpose of reducing or offsetting property taxes. During Fiscal Year 2022, $20.8 billion of property tax relief expenditures were made. The Property Tax Relief Fund’s Fiscal Year 2022 ending fund balance was $3.3 billion. Gross Income Tax collections increased $3.4 billion from Fiscal Year 2021.

Proprietary Funds

State Lottery Fund (Common Pension Fund L)

Contribution monies derived from the sale of State lottery tickets are deposited into Common Pension Fund L pursuant to the Lottery Enterprise Contribution Act (“LECA”). Disbursements are authorized for the payment of prizes to holders of winning lottery tickets, vendor fees in the production and distribution of lottery tickets, and for the administrative expenses of the Division of the State Lottery. In accordance with the LECA, remaining balances are contributed to Teachers’ Pension and Annuity Fund (“TPAF”) (77.78%), Public Employees’ Retirement System (“PERS”) (21.02%), and Police and Firemen’s Retirement System (“PFRS”) (1.20%) for a 30-year term effective as of June 30, 2017. The present value of obligations for future installment payments of lottery prizes, which are funded by the purchase of deposit fund contracts and United States Government Treasury securities, are accounted for in this fund.

For Fiscal Year 2022, gross revenues totaled $3.7 billion of which $2.2 billion was returned in prizes; $1.1 billion was transferred to pension funds; $280.5 million was paid to sales agents and ticket vendors; and $64.3 million covered Lottery operational and promotional expenses. As of June 30, 2022, the State Lottery, since its inception, has generated over $88.1 billion in gross revenues, $49.1 billion in prizes, contributed $26.0 billion to the State, and $5.3 billion in pension contributions.

Unemployment Compensation Fund

The Unemployment Compensation Fund accounts for monies deposited from employers’ and employees’ contributions for unemployment compensation, amounts credited or advances made by the federal government, and amounts received from any other source. After consideration is given to any claim for refund of overpayment of contributions, the Division of

Employment Security transfers the remainder to the Treasurer of the United States for credit to the State of New Jersey Unemployment Compensation Fund. Total unemployment claims paid decreased by $15.4 billion in Fiscal Year 2022 primarily due to the COVID-19 pandemic employment impact in Fiscal Year 2021.

Capital Assets

The New Jersey Department of the Treasury is responsible for ensuring all departments record their capital assets in the State’s capital asset system. In addition to New Jersey’s Department of Transportation (“NJDOT”) identifying significant requirements for bridge repair and maintenance, the New Jersey Commission on Capital Budgeting and Planning (the “Commission”) had identified, as of June 30, 2022, a significant amount of capital investment requirements for State facilities. The State’s annual budget and planning process prioritizes these requirements and recommends funding, as can be accommodated within available resources.

The Fiscal Year 2022 capital appropriation included $4.0 billion of State and matching federal funds for both NJDOT and the New Jersey Transit Corporation (“NJTC”). The State’s share, funded through the TTFA, produced $809.8 million for State highway infrastructure, $430.2 million for local highways, and $760.0 million for mass transit. During Fiscal Year 2022, no new issuances of School Facilities Construction Bonds occurred. As of June 30, 2022, a total of $11.9 billion of the $12.5 billion school facilities construction bond program had been issued. The constitutional dedication of 6.0% of the CBT was appropriated and/or reserved to fund hazardous discharge cleanup, underground storage tank improvements, and surface water quality projects.

In Fiscal Year 2022, the State implemented GASB Statement No. 87, Leases. The State is a lessee for various financing arrangements for the right to use a tangible leased asset. For all arrangements with a maximum possible term of more than twelve months, these assets are now recognized as capitalized right of use assets.

The State’s investment in capital assets, net of accumulated depreciation, totaled $31.7 billion as of June 30, 2022. Depreciation expense charges for Fiscal Year 2022 totaled $1.2 billion.

Debt Administration

As of June 30, 2022, New Jersey’s outstanding long-term obligations for governmental activities totaled $212.5 billion, a $37.0 billion decrease, after restatements, relative to the prior fiscal year. The decrease is primarily attributable to decreases in the Net Pension Liability and OPEB Liability of $20.2 billion and $12.8 billion, respectively. Additionally, there was a decrease of $4.3 billion in bonded debt. Long-term bonded obligations totaled $43.9 billion, while other long-term non-bonded obligations totaled $168.6 billion. In addition, the State had $9.3 billion of legislatively authorized bonding capacity that had not yet been issued as of June 30, 2022. As of June 30, 2022, the legislatively authorized but unissued debt decreased by $0.9 billion from the prior fiscal year.

Pension and Other Postemployment Benefits Obligations

In Fiscal Year 2022 the State funded the various defined benefit pension systems at 108% of the full actuarially determined contributions. Employer contributions to the pension plans are calculated per the requirements of the governing State statutes using generally accepted actuarial procedures and practices. The actuarial funding method used to determine the State’s contribution is a matter of State law. Any change to the funding method requires the approval of the State Legislature and the Governor. The amount the State actually contributes to the pension plans may differ from the actuarially determined contributions of the pension plans because the State’s contribution to the pension plans is subject to the appropriation of the State Legislature and actions by the Governor. GASB Statement No. 68, Accounting and Financial Reporting for Pensions, requires participating employers to recognize their proportionate share of the collective net pension liability. Under the new statement, the calculation of the pension liability was changed to a more conservative methodology and each employer was allocated a proportional share of the pension plans’ net pension liability. The State’s share of the net pension liability, based on a measurement date of June 30, 2021, which is required to be recorded on the financial statements, is $75.1 billion.

The Fiscal Year 2023 projected aggregate State contribution to the pension plans of $6.8 billion represents 104% of the actuarially determined contribution.

The State provides post-retirement medical (“PRM”) benefits for certain State and other retired employees meeting the service credit eligibility requirements. In Fiscal Year 2022, the State paid PRM benefits for 161,238 State and local retirees.

The State funds PRM benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For Fiscal Year 2022, the State contributed $1.9 billion to pay for “pay-as-you-go” PRM benefit costs incurred by covered populations, a slight increase from $1.8 billion in Fiscal Year 2021. The State has appropriated $2.1 billion in Fiscal Year 2023 as the State’s contribution to fund increases in prescription drugs and medical claims costs.

In accordance with the provisions of GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, the State is required to quantify and disclose its obligations to pay OPEB to retired plan members. This new standard supersedes the previously issued guidance, GASB Statement No. 45, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, effective for Fiscal Year 2018. The State is now required to accrue a liability in all instances where statutory language names the State as the legal obligor for benefit payments. The Fiscal Year 2022 total State OPEB liability to provide these benefits was $88.9 billion, a decrease of $12.7 billion, or 12.5% from the $101.6 billion liability recorded in Fiscal Year 2021.

STATE FINANCES AND CONSTITUTIONAL LIMITATIONS

Budget Limitations

The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor (Article VIII, Sec. 2, para. 2) (the “Appropriations Clause”). In addition to line-item appropriations for the payment of debt service on bonds, notes or other obligations which are subject to appropriation, beginning in Fiscal Year 2005, the annual Appropriations Act contains a general language provision which appropriates such additional amounts necessary to pay such debt service obligations subject to the approval of the Budget Director (defined below). For bonds which must be paid for from constitutionally-dedicated sources, such supplemental appropriations would need to be from constitutionally-dedicated revenues.

Debt Limitations

The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one% of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional requirement for voter approval does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause was amended by the voters on November 4, 2008 (the “Lance Amendment”). The Lance Amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The Lance Amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings, or for any law authorizing the issuance of General Obligation Bonds to meet an emergency caused by a disaster.

New Jersey’s Budget and Appropriation System Process

The State operates on a fiscal year beginning July 1 and ending June 30, with the exception of Fiscal Years 2020 and 2021. In accordance with Chapter 19, Fiscal Year 2020 was extended by three months to end on September 30, 2020, and the date of the beginning of Fiscal Year 2021 was delayed to October 1, 2020. Fiscal Year 2022 begins July 1, 2021 and ends on June 30, 2022. New Jersey’s budget process is comprehensive and inclusive, involving every department and agency in the Executive Branch, the State Legislature, the Judicial Branch, and through a series of public hearings, the citizens of the State.

Pursuant to the Appropriations Clause, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriations law covering one and the same fiscal year. The State Legislature enacts the Appropriations Act on an annual basis which provides the basic framework for the operation of governmental funds, including the General Fund. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year. The Appropriations Clause requires that at the time of enactment of the annual Appropriations Act, the Governor certify that there are sufficient resources available to support the line item appropriations in the Appropriations Act.

Budget Requests and Preliminary Projections

The budget process begins in the summer prior to the following fiscal year with preliminary projections of revenues and expenditures, which are the basis for development of budget targets for each branch, department and agency. Individual departments and agencies are required to prepare a funding plan or strategy for operating within the established target in the following fiscal year, which funding plan or strategy includes an analysis of the costs, benefits and priorities of every program.

Budget Director Review

On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Director of the Division of the Budget and Accounting in the New Jersey Department of the Treasury (the “Budget Director”) a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor.

Governor’s Budget Message

The Governor’s budget message (the “Governor’s Budget Message”) is presented by the Governor during an appearance before a joint session of the State Legislature which, by law, is convened on a date on or before the fourth Tuesday in February in each year, except if such date is changed as provided by law which generally occurs during the first year when a new governor is elected. The Governor’s Budget Message must include the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency (N.J.S.A. 52:27B-20).

Legislative Review

The financial program included in the Governor’s Budget Message is then subject to a process of legislative committee review. As part of such review, testimony is given by a number of parties. The Office of Legislative Services, which is an agency of the State Legislature, generally provides its own estimates of anticipated revenues which may be higher or lower than those included in the Governor’s Budget Message, and the State Treasurer generally provides an updated statement of anticipated revenues in May of each year which may increase or decrease the amounts included in the Governor’s Budget Message. In addition, various parties may release their own estimates of anticipated revenues and recommended expenditures to the media. After completion of the legislative committee review process, the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. The Appropriations Act includes the General Fund, and the Casino Control, Casino Revenue, Gubernatorial Elections, and Property Tax Relief Funds. In addition to anticipated revenues, the Appropriations Act also provides for the appropriation of non-budgeted revenue, including primarily federal funds and other dedicated funds.

Governor’s Line-Item Veto Power

Upon enactment by the Legislature of the Appropriations Act, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. As with any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature.

Fiscal Controls

The departments maintain legal control at the appropriation line item level and exercise budgetary control by individual appropriations and allocations within annual appropriations to various programs and major expenditure objects. Revisions to the Appropriations Act, reflecting program changes or interdepartmental transfers of an administrative nature, may be effected during the fiscal year with certain Executive and Legislative Branch approvals. Management may amend a department’s budget with approval by the Budget Director; provided that under specific conditions, additional approval by the Office of Legislative Services is required. Transfers of appropriations between departments or between line items within a department are authorized pursuant to general provisions of the Appropriations Act.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. Pursuant to various statutes, the Governor may order the Budget Director to set aside a reserve out of each appropriation, and if sufficient revenues are not available by the end of the fiscal year to fund such reserve, the amount reserved lapses back into the General Fund. In addition, the Governor is authorized to prohibit and enjoin and place conditions upon the expenditure of monies in the case of extravagance, waste or mismanagement.

Furthermore, under the State Constitution, no supplemental appropriation may be enacted after adoption of the Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation and all prior appropriations for such fiscal year.

State Budget Shutdown

If the Appropriations Act is not enacted prior to the first day of the next fiscal year, under the Appropriations Clause, no moneys can be withdrawn from the State treasury. Accordingly, all non-essential operations of State government must be shut down until such time as the Appropriations Act is passed and approved by the Governor. If a shutdown occurs in a future fiscal year, no moneys, other than general obligation bond debt service and available amounts already held under bond financing documents will be available to make payment on obligations paid from State revenue subject to annual appropriation.

INDEBTEDNESS AND OTHER STATE RELATED OBLIGATIONS

General Obligation Bonds

The State finances certain capital projects through the sale of General Obligation Bonds of the State. These bonds are backed by the faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds.

General Obligation Bonds of the State are authorized from time to time by Acts of the State Legislature. Each such “Bond Act” sets forth the authorized amounts and purposes of the bonds as well as certain parameters for issuing bonds, such as maximum term. Purposes under the Bond Acts have included open space and farmland preservation, water supply protection, transportation, higher education, port development, economic development, hazardous waste remediation, and many other public purposes. The Bond Acts provide that the bonds issued represent a debt of the State, and the faith and credit of the State are pledged to their repayment. Generally, each Bond Act requires voter approval. However, the Emergency Exception provides that no voter approval is required for bonds issued to meet an emergency caused by a disaster. To address the financial consequences of the COVID-19 pandemic, the Emergency Bond Act was passed pursuant to which the State intends to issue General Obligation Bonds in Fiscal Year 2021 to provide additional resources to the State. On November 24, 2020, pursuant to the Emergency Bond Act, the State issued its $3,672,360,000 New Jersey COVID-19 General Obligation Emergency Bonds, 2020 Series A. As of April 9, 2021, the State did not intend to issue any additional bonds under the Emergency Bond Act.

Certain decisions relating to a general obligation bond sale, including the setting of interest rates and amortization of the bonds, are delegated to the “Issuing Officials” of the State, comprising the Governor, State Treasurer and Budget Director. The State Treasurer is directed to hold and invest the proceeds of the bond sale pending their expenditure in separate funds as established by the Bond Act. The Refunding Bond Act of 1985 sets forth the procedures and parameters for issuing bonds for the purpose of refunding outstanding bonds issued under any other Bond Act.

Tax and Revenue Anticipation Notes

The State issues tax and revenue anticipation notes (“TRANs”) to aid in providing effective cash flow management by funding timing imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues.

TRANs do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such TRANs constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment. TRANs are payable solely from revenues attributable to the fiscal year in which the TRANs were issued. As of April 9, 2021, the State did not intend to issue TRANs during Fiscal Year 2021.

State Appropriation Obligations

As of April 9, 2021, the State had entered into a number of leases and contracts (collectively, the “Agreements”) with several governmental authorities to secure the financing of various projects and programs in the State. Under the terms of the Agreements, the State agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments, if any, on interest rate exchange agreements (“swap agreements”). The State Legislature has no legal obligation to enact appropriations to fund such payments, but, as of April 9, 2021, had done so for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of bonds which may be issued and the notional amount of swap agreements which may be entered into by such governmental authorities is, in certain cases, subject to specific statutory dollar ceilings or programmatic restrictions which effectively limit such amounts. In other cases, as of April 9, 2021, there were no such ceilings or limitations. In addition, the State Legislature may at any time impose, remove, increase or decrease applicable existing ceilings or limitations and impose, modify or remove programmatic restrictions. The State Legislature may also authorize new swap agreements with the governmental authorities to secure the financing of projects and programs in the future. Certain of these changes may require voter approval.

As of April 9, 2021, the State expected that additional State Appropriation Obligations would be issued during Fiscal Years 2021 and 2022 and future fiscal years. The Lance Amendment prohibits the State Legislature from enacting legislation authorizing State Appropriation Obligations payable from sources other than constitutionally dedicated sources unless such legislation is submitted and approved by a majority of legally qualified voters of the State voting thereon at a general election. The State Legislature is not legally obligated to appropriate amounts for the payment of such State Appropriation Obligations debt service in any year, and there can be no assurance that the State Legislature will make any such appropriations.

Variable Rate Obligations

As of June 30, 2020, NJEDA and the TTFA had outstanding $528,015,000 of floating rate notes, which bear interest at rates that reset weekly and are based on the Securities Industry and Financial Markets Association rate plus a fixed spread. There are no letters of credit in support of these notes.

Bank Loan Bonds

As of April 9, 2021, the NJEDA and New Jersey Educational Facilities Authority had issued certain series of bonds to finance school facilities construction projects and higher education capital improvement projects pursuant to term loan agreements with several banks. A bank’s rights under such term loan agreements are essentially the same as bondholders’ rights except for a few differences. The bank may require the mandatory term out of the bonds for a shortened amortization period if certain events occur under the loan agreement, including, without limitation, the failure to pay, or cause to be paid, when due, principal of or interest on the bonds, a debt moratorium, a ratings downgrade, a material failure to perform under a contract among the TTFA, the State Treasurer and the Commissioner of Transportation (the “State Contract”), an action that material adversely affects the rights, remedies or security of the trustee under the bond resolution or the bank under the term loan agreement or a material amendment or modification to the State Contract without the prior written consent of the bank. For tax-exempt bonds, the term loan agreements provide that if an event of taxability occurs, the interest rate on the bonds will increase. The aggregate amount of such bank loan bonds outstanding as of June 30, 2020 was $1,681,522,000.

Swap Agreements

The various independent State authorities authorized to issue State Appropriation Obligations in certain cases are also authorized to enter into swap agreements. As of June 30, 2020, the notional amount of interest rate swap agreements supported by State appropriations was zero.

“Moral Obligation” Financing

The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as moral obligation bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities.

South Jersey Port Corporation

The State, under its moral obligation, has provided the South Jersey Port Corporation (the “Port Corporation”) with funds to replenish its debt service reserve fund to the extent drawn upon by the Port Corporation when Port Corporation revenues are insufficient to pay debt service on its outstanding bonds. Such payments to the Port Corporation are subject to appropriation by the State Legislature. As of April 9, 2021, the State expects the Port Corporation to request that the State replenish the debt service reserve funds of the Port Corporation in Fiscal Year 2021.

Higher Education Student Assistance Authority

The Higher Education Student Assistance Authority (“HESAA”) has not had a revenue deficiency which required the State to appropriate funds to meet its moral obligation. It is anticipated that the HESAA’s revenues would continue to be sufficient to pay debt service on its bonds.

Pension Plans for State Employees

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. From June 30, 2015 to June 30, 2020, the total number of active members of all of the State-administered plans decreased by 7,208 or 1.6%, and the total number of retired members increased by 30,406 or 9.7%.

The State sponsors and operates seven defined benefit pension plans (the “Pension Plans”), which fund retirement benefits for almost all of the public employees of the State. The Pension Plans will fund those retirement benefits from their assets, earnings on their assets, contributions by the State and contributions from Pension Plan members. Local governments within the State participate as employers sponsoring two of the Pension Plans. In both of these Pension Plans, the assets that the State and the local governments contribute are invested together and generate one investment rate of return. However, both of these Pension Plans segregate the active and retired members and the related actuarial liabilities between the State and the local governments.

The State makes contributions to the Pension Plans under the State statutes and such contributions are subject to the appropriation of the State Legislature and actions by the Governor. Under the Pension Contribution Act, the State, beginning in Fiscal Year 2018, is required to make its contributions to the Pension Plans in quarterly installments on September 30, December 31, March 31 and June 30. The State has contributed to the State’s lottery and related assets, including intellectual property (the “Lottery Enterprise”) to three of the Pension Plans under the LECA, pursuant to which the net proceeds of the Lottery Enterprise are available to pay retirement benefits of the applicable Pension Plans without further action by the State Legislature or the Governor.

As a result of lower-than-recommended contributions by the State to the Pension Plans for an extended period, lower than assumed investment returns on an actuarial basis, benefit enhancements enacted during the late 1990s and early 2000s, and reductions in member contributions, the Pension Plans experienced a deterioration in their financial condition. As a result, the State believes that, in addition to the existing assets of the Pension Plans, the expected earnings on those assets, and contributions from members of the Pension Plans, the State will need to make significantly larger contributions to the Pension Plans in the future to ensure that the Pension Plans will have a sufficient amount of assets to fund expected retirement benefits.

The State has followed a funding policy for the Pension Plans since 2016, which was to increase its contribution to the Pension Plans by 10% of the actuarially recommended contribution each Fiscal Year until the State contributes 100% of the actuarially recommended contribution, which, as of April 9, 2021, was expected to occur in the Fiscal Year ending June 30, 2023, and then to contribute the full actuarially recommended contribution for each Fiscal Year thereafter. As of April 9, 2021, the State expected that it would contribute 78% of the actuarially recommended contribution to the Pension Plans for Fiscal Year 2021. The Governor’s Fiscal Year 2022 Budget Message recommends a full contribution to the Pension Plans in Fiscal Year 2022. If approved by the State Legislature, the State will resume making full contributions one year sooner than anticipated under the funding policy followed by the State since 2016.

The State contributed its Lottery Enterprise to the Pension Plans as of June 30, 2017 and the State’s contributions to the Pension Plans are offset each fiscal year by a statutorily fixed amount until the fiscal year ending June 30, 2023, when the amount of the State’s contributions will be offset by a lower amount designed to increase the funded ratio of the Pension Plans.

Pension Plan Assets

As of June 30, 2020, the State’s portion of the market value of assets in the Pension Plans was $35.3 billion, which amount does not include the value of the Lottery Contribution (defined below). The Division of Investment of the New Jersey Department of the Treasury invests the cash and investments of the Pension Plans. State law and State Investment Council regulations regulate the types of investments which are permitted. The State Investment Council is responsible for formulating the policies that govern the methods, practices and procedures for investments, reinvestments, sale or exchange transactions to be followed by the Director of the Division of Investment. However, pursuant to L. 2018, c. 55, responsibility for formulating investment policies of the assets of the PFRS will be transferred from the State Investment Council to the twelve-member PFRS Board of Trustees.

Lottery Enterprise Contribution Act

In accordance with the LECA and a Memorandum of Lottery Contribution dated July 5, 2017 and effective as of June 30, 2017 (the “MOLC”), executed by the State Treasurer and acknowledged by the Director of the Division of Investment, New Jersey Department of the Treasury, the Lottery Enterprise was contributed to TPAF, PERS, and PFRS for a 30-year term (the “Lottery Contribution”). Under LECA, the Department of the Treasury, Division of the State Lottery (“State Lottery Division”) will continue to operate the Lottery Enterprise with a goal of maximizing net proceeds for the benefit of the applicable Pension Plans. Starting on October 1, 2013, Northstar New Jersey Lottery Group, LLC (“Northstar NJ”) officially began a 15-year contract to provide growth management services to the State Lottery Division. The Northstar NJ contract, which will remain in effect through the end of Fiscal Year 2029, contains incentives for the vendor to maximize net proceeds while reducing downside risk through minimum payment requirements imposed on the vendor.

Neither LECA nor the MOLC contain a provision permitting the termination of the contribution prior to the end of the 30-year term of the contribution. However, a future Legislature could pass legislation to reverse the contribution prior to the expiration of its term. Any termination of the Lottery Contribution could implicate the exclusive benefit rule of the Internal Revenue Code, which requires the assets of the Pension Plans to exist for the exclusive benefit of their members in order for the Pension Plans to qualify for the favorable tax treatment under the Internal Revenue Code. Based on a 1996 settlement with the Internal Revenue Service, the State’s Pension Plan statutes include the exclusive benefit provisions required by the Internal Revenue Code. The term of the contribution of the Lottery Enterprise will expire at the start of Fiscal Year 2048, and the Lottery Enterprise will revert back to the State at that time.

Benefits

Almost all State employees participate in one of the Pension Plans, with eight to ten years of employment required before retirement benefits become vested. The level of retirement benefits varies among the different Pension Plans and is calculated based on a member’s years of service, compensation and age of retirement. State law provides that the retirement benefits of the Pension Plans are not subject to negotiations between the State and other public employers and the employee members of the Pension Plans. The State Legislature has in the past adopted laws that increased the retirement benefits payable by the Pension Plans and may do so in the future.

Historical Funding Policy

The level of the State’s annual contributions has significantly varied since the 1990’s. In some years, the State’s contribution to the Pension Plans have been minimal or none. In other years, the State has contributed a percentage of the actuarially recommended contribution.

Post-Retirement Medical Benefits for State Employees

In addition to the pension benefits, the State provides PRM benefits for certain State and other retired employees meeting the service credit eligibility requirements. This includes retired State employees of PERS, TPAF, PFRS, State Police Retirement System, Judicial Retirement System, and Alternate Benefit Program; local retired TPAF and other school board employees; and some local PFRS retirees.

To become eligible for this State-paid benefit, a member of these Pension Plans must retire with 25 or more years of pension service credit or on a disability pension. These benefits are provided through the State Health Benefits Program (“SHBP”) and the School Employees’ Health Benefits Program (“SEHBP”). The SHBP and the SEHBP are administered by the Division of Pensions and Benefits. The benefits provided include medical, prescription drug, and Medicare Part B and Part D reimbursement for covered retirees, spouses and dependents. In Fiscal Year 2020, the State paid PRM benefits for 171,990 State and local retirees.

The State funds PRM benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. The Governor’s Fiscal Year 2022 Budget Message recommends appropriations of $1.783 billion to cover the cost of PRM benefits. The amount recommended reflects $51 million of expected savings from new planned reforms, including setting pre-determined pricing for certain services and requiring that an entire course of medical treatment for certain procedures be conducted at facilities that offer sustained quality performance in a particular area of medicine. The Fiscal Year 2021 appropriation includes $1.775 billion to cover pay-as-you-go PRM benefit costs. For Fiscal Year 2020, the State contributed $1.772 billion to pay for pay-as-you-go PRM benefit costs incurred by covered retirees. PRM cost increases have been offset by plan savings realized from various reform initiatives, and the use of funding provided by the federal government under the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) to cover COVID-19 related costs.

As of April 9, 2021, the long-term financial impact of the COVID-19 pandemic on health benefits costs was still unknown. Ultimately, the financial impact will depend on myriad variables, including the cost of novel treatments, vaccines, and new tests, as well as new variants of COVID-19 and potential additional waves. The Division of Pensions and Benefits is closely tracking all costs related to COVID-19, including treatment and testing. Additional costs related to COVID-19 include the SHBP/SEHBP’s requirement to continue to waive all cost share related to testing and treatment, as well telemedicine services for the duration of the public health emergency. There have been several Executive Orders regarding waiver of certain regulations and statutory requirements for mandatory waiting periods for new employees and returning employees to enroll in health benefits coverage, all of which result in incremental costs to the State. Ultimately, the long-term health impacts of the COVID-19 pandemic, including mental health impacts and the cost of delayed elective care like regular primary care, preventative screenings or regular immunizations, will be closely monitored to determine impacts on the SHBP/SEHBP.

Beginning in Fiscal Year 2018, the State was required to calculate and disclose its obligation to pay PRM to current and future retirees based on GASB 74 and 75.

Debt Service on General Obligation Bonds and State Appropriation Obligations

The total Fiscal Year 2022 recommended appropriation for debt service on General Obligation Bonds and State Appropriation Obligations is $4,352 million. Of this amount, $395.2 million represents principal and interest payments for General Obligation Bonds.

The Governor’s Fiscal Year 2022 Budget Message recommends appropriations for debt service on State Appropriation Obligations in the aggregate amount of $3,957 million. Such recommended appropriations are contained within the multiple functional categories, including State Aid, Grants-in-Aid, Direct State Services and Capital Construction.

Risk Factors That May Affect Fiscal Year 2021 Appropriations and Fiscal Year 2022 Recommended Appropriations

Fiscal Year 2022 recommended appropriations are based on an estimate of various costs. There are various risk factors that could result in expenditures being significantly higher or lower than current forecasts such as increased COVID-19 pandemic-related expenditures associated with federal aid, as well as future COVID-19 pandemic mitigation and response expenditures, including testing, treatment, and vaccination delivery.

Cybersecurity

The New Jersey Office of Information Technology, as the State’s centralized infrastructure technology provider, has put in place multiple measures to minimize cyber threats, which include working in conjunction with the New Jersey Office of Homeland Security and Preparedness’ cybersecurity division. These measures are recognized as industry-leading modern cyber protection mechanisms and serve to reduce the risk of successful cyber-attacks upon the State’s information technology assets. However, despite these measures, it is recognized in the cybersecurity industry that no amount of preventative countermeasures and security features can successfully prevent 100% of all cyber-attacks. In addition, the State has purchased cyber breach insurance that covers professional services necessary to respond to a cybersecurity breach.

As the majority of the State’s workforce has shifted to remote work, the State has experienced COVID-19 pandemic-themed email threats. In addition to its multi-stage mail filtering solution, the State worked to mitigate email risks by increasing security awareness training, communications, and phishing simulation exercises. The State recognizes that having employees work from home utilizing their home networks rather than at their State offices location and through the State network that has defense-in-depth protections, introduces additional risks. As of April 9, 2021, the State had not identified any increase in malware infections or compromises of endpoints that were being operated from home networks. Employees were continuously being provided with threat identification and risk mitigation communications, and the State security operations center had increased monitoring for all threats.

Health Benefits

Fiscal Year 2022 recommended appropriations for employee health benefits and PRM benefits assume $51 million in savings from new planned reforms, including setting pre-determined pricing for certain medical services and requiring that an entire course of medical treatment for certain procedures be conducted at facilities that offer sustained quality performance in a particular area of medicine. The Fiscal Year 2022 recommendation also includes $37.3 million of savings from changes implemented in January 2021, including new health plans for educator early retirees with out-of-network reforms, new Medicare Advantage rates and a closed formulary for Medicare-eligible educators. As of April 9, 2021, there had been $146 million of Coronavirus Relief Fund (“CRF”) monies allocated to State Health Benefits for COVID-19 related medical claims.

Other Factors

In recent years, the need for the Tort Claims Liability Fund and the Medical Malpractice Self-Insurance Fund for Rutgers, The State University of New Jersey (“Rutgers”), Rowan University (“Rowan”) and University Hospital in Newark, New Jersey (“University Hospital”) has exceeded originally appropriated levels.

In Fiscal Year 2022, medical costs for NJ FamilyCare and for State employee health care costs could fluctuate based on actual utilization rates and varying prescription drug prices and rebates. The State contracts with managed care organizations to provide services to most NJ FamilyCare clients, which includes the cost of the home and community-based services portion of managed long-term services and supports. In addition, NJ FamilyCare resources assume recoveries from fraud, national settlements, pharmaceutical rebates, and other sources that have been historically difficult to predict. Projected costs in these areas are closely monitored and constantly updated.

The Governor’s Fiscal Year 2022 Budget Message also includes enhanced federal Medicaid matching funds of 6.2% through December 31, 2021, under the Families First Coronavirus Response Act (“FFCRA”). Should there be a change in the federal Public Health Emergency period, and a reduction in this matching rate, State supplemental appropriations may be required to support the costs.

The cost of community-based services for clients with intellectual and developmental disabilities could fluctuate and may require supplemental funding in Fiscal Year 2022. This cost depends on the amount of services clients need during the year, including emergency residential placements. Projected costs in this area are closely monitored and constantly updated.

Contracts for various Executive Branch employees and Judicial Branch employees are in various stages of negotiations.

A base allocation of $10 million for winter operations is included in the Governor’s Fiscal Year 2022 Budget Message. The Budget Director is authorized to provide supplemental appropriations for costs in excess of the base. Between Fiscal Years 2018 and 2021, these annual supplemental appropriations have averaged approximately $68.7 million.

In order to partially accommodate the increase in formula aid provided to school districts that were identified as underfunded per the modified school funding formula, $197.0 million was reduced from the appropriation to school districts considered overfunded. The reduction in funding may lead to fiscal distress in these school districts which could require Emergency Aid funding in order to fully support Fiscal Year 2022 needs. However, the Fiscal Year 2022 budget includes $50 million of Stabilization Aid to help assist districts transition to the reduction schedule of the modified school funding formula.

The Coronavirus Response and Relief Supplemental Appropriations Act, 2021 (“CRRSA”) appropriated additional federal support under the Elementary and Secondary School Emergency Relief Fund (the original round of authorized funds referred to herein as “ESSER” and the second round of authorized funds referred to herein as “ESSER II”), and the Governor’s Emergency Education Relief Fund (“GEERF II”), to supplement funds provided under the CARES Act to address the impact of COVID-19 on elementary, secondary and higher education. CRRSA requires states that receive these funds to maintain support for elementary and secondary education and higher education in Fiscal Year 2022 based on the proportional share of the State’s support for those same categories averaged over Fiscal Years 2017 through 2019. The U.S. Department of Education has provided limited guidance on this maintenance of effort (“MOE”) requirement. However, based on that limited guidance, New Jersey does not meet the MOE as it relates to higher education. Although New Jersey may request a waiver, it is uncertain if New Jersey will qualify for a waiver. It is uncertain how New Jersey will need to rectify the MOE issue. It is possible New Jersey may have to pay some portion of funding back to the federal government.

The American Rescue Plan Act (“ARP”) also provides funding under ESSER (“ARP ESSER”), and contains a similar MOE provision, which the State currently meets for elementary and secondary education, but does not meet for higher education, as previously noted. However, like the CRRSA, ARP does allow the State to apply for a waiver. As of April 9, 2021, it was unknown how funds would be repaid by the State if the waiver is not approved. In addition, the ARP ESSER also contains a maintenance of equity provision that does not allow the State to reduce per pupil funding for the highest need districts in either Fiscal Year 2022 or 2023 by more than any per pupil reduction across all districts, and requires that the State maintain the per pupil funding for the highest need districts at least at the Fiscal Year 2019 amount. Local school districts must also meet a maintenance of equity requirement. The State may not meet the maintenance of equity provision in Fiscal Year 2022, and there is no waiver provision for maintenance of equity. As of April 9, 2021, it was unknown how the federal government would respond to States and or districts that cannot meet this requirement.

Following enactment of the Appropriations Act, the State closely monitors revenues and expenditures, comparing actual results to projections. Such monitoring has identified where actual expenditures and commitments in various items of appropriation have been less than originally anticipated. Though the factors above could require certain supplemental appropriations in Fiscal Years 2021 and 2022, identified budget savings have offset fully or substantially the need for supplemental appropriations in prior fiscal years. In the past, factors resulting in such budget savings have included, but have not been limited to: attrition of the State workforce; trend changes in the marketplace; and shifts in demographics and service beneficiaries’ utilization rates. Consistent with past experience, it is likely that certain appropriations will exceed actual expenditures and commitments by the close of Fiscal Year 2022, allowing for flexibility to either fully or substantially address the need for other appropriations that arise through the course of the fiscal year, or to add to the undesignated fund balance.

REVENUE SOURCES AND STATE FUNDS

Governmental Funds

Governmental funds finance most Direct State Services, which support the normal operations of State government. The governmental funds’ financial statements focus on current inflows and outflows of expendable resources and the unexpended balances at the end of a fiscal year that are available for future spending. Governmental fund information helps determine whether or not there was an addition or a reduction in financial resources that can be spent in the near future to finance State programs.

The State’s governmental funds are the General Fund, which receives revenues from taxes that are unrestricted by statute, most federal revenue and certain miscellaneous revenue items; the Property Tax Relief Fund, which receives revenues from the New Jersey Gross Income Tax and revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform; the Special Revenue Funds, which are used to account for resources legally restricted to expenditure for specified purposes; and the Capital Projects Funds, which are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. The Capital Projects Funds includes the Special Transportation Fund which is used to account for financial resources for State transportation projects. These funds are reported using the modified accrual basis of accounting, which measures cash and all other financial assets that can readily be converted to cash.

Property Tax Relief Fund

The Property Tax Relief Fund is used to account for revenues from the New Jersey Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax that is constitutionally dedicated toward property tax reform. Revenues realized from the Gross Income Tax and derived from a tax rate of 0.5% imposed under the Sales and Use Tax are dedicated by the State Constitution. All receipts from taxes levied pursuant to the New Jersey Gross Income Tax on personal income of individuals, estates, and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Fund, pursuant to formulas established by the State Legislature, to counties, municipalities and school districts. The Property Tax Relief Fund was established by the New Jersey Gross Income Tax Act, N.J.S.A. 54A:9-25, approved July 8, 1976.

Proprietary Funds

Proprietary Funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds.

Fiduciary Funds

Fiduciary Funds, which include the State’s Pension Plans, are used to account for resources held by the State for the benefit of parties outside of State government. Unlike other government funds, fiduciary funds are reported using the accrual basis of accounting.

Component Units

Component Units-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. Component Units-Colleges and Universities account for the operations of the eleven State colleges and universities including their foundations and associations.

Federal Aid

Federal Aid Receipts

In general, federal aid receipts in the General Fund and Special Transportation Fund of the State do not have a material impact on the financial condition of the General Fund of the State because federal aid receipts are required to be applied to specific designated expenditures, and the amount of federal aid receipts matches the amount of such expenditures. In some circumstances, federal aid receipts do impact the General Fund because they offset expenditures that the State would otherwise be required to make. In addition, with respect to many of the programs pursuant to which the State receives federal aid, the State is subject to audits of the expenditures to ensure that the State complied with the program requirements. In instances in which the State makes expenditures in violation of program requirements, the State may be obligated to repay the federal government the amounts of such expenditures and other associated amounts.

Actual federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2018 through 2020, which are non-budgeted revenues, amounted to $14,408.3 million, $14,951.7 million and $16,414.2 million, respectively. As of April 9, 2021, federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2021 and for Fiscal Year 2022 were estimated to be $17,851.9 million and $19,210.4 million respectively. Such federal aid receipts for Fiscal Year 2022 are composed of $12,564.4 million for health related family programs under Titles XIX and XXI, $1,236.9 million for other human services, $966.7 million for Title I and other education, $541.9 million for labor, $1,147.8 million for transportation, and the remainder for all other federal aid programs.

Any changes by the federal government in how census data is collected and utilized may impact certain census data-based future federal awards made to New Jersey.

Federal Coronavirus Relief Aid

The CARES Act established a $150 billion CRF. The State received approximately $2.4 billion in CRF funds. These funds are subject to the CARES Act and guidance from the U.S. Department of the Treasury on eligible uses of these funds. The CARES Act required that the payments from the CRF only be used to support unbudgeted, COVID-19 expenses that were incurred between March 1 and December 30, 2020. On December 27, 2020, CRRSA was enacted, which amended and supplemented the CARES Act. One of the changes in CRRSA was to extend the CRF deadline from December 30, 2020 to December 31, 2021. Following these guidelines, as of April 9, 2021, the State had plans to expend the funds in the following categories: Payroll, Health Benefits and State Capacity; Child Care, K-12 and Higher Education; Social Services and Health Care Supports; COVID-Related Emergency Spending; and Local Government, Economic Development, and Housing Assistance. Any CRF funding that is not expended on costs incurred between March 1, 2020 and December 31, 2021 must be returned to the U.S. Department of the Treasury.

In addition to the CRF, other federal funds are available to help mitigate the financial pressures of COVID-19. Under the Robert T. Stafford Relief and Emergency Assistance Act, the President declared a nationwide emergency for COVID-19, which allows New Jersey to apply for public assistance reimbursements from FEMA. As of April 9, 2021, New Jersey had at least $750 million in funding available to support 100% of qualifying expenditures. The FFCRA provides a temporary 6.2 percentage point increase to qualifying Federal Medical Assistance Percentage (“FMAP”) effective beginning January 1, 2020 and extending through the last day of the calendar quarter in which the public health emergency terminates. New Jersey had been awarded approximately $1,090 million as of March 24, 2021 but, as of April 9, 2021, was expecting to continue to receive the enhanced FMAP through December 31, 2021. In order to qualify for the enhanced FMAP, states must maintain eligibility standards that are no more restrictive than those in place as of January 1, 2020; not charge premiums that exceed those in places as of January 1, 2020; cover, without cost sharing, testing, services and treatment related to COVID-19; and not terminate individuals from Medicaid if they were enrolled at the beginning of the emergency period. The federal government by means of the Paycheck Protection Program and Health Care Enhancement Act of 2020 is awarding a total of $10.25 billion nationally to support a broad range of COVID-19 testing and epidemiologic surveillance related activities. New Jersey has received approximately $614 million of these funds. CRRSA has provided an Emergency Rental Assistance (“ERA”) program to assist households that are unable to pay rent and utilities due to the COVID-19 pandemic. New Jersey has been awarded $344 million to support the ERA program. The CARES Act also authorized an Elementary and Secondary School Emergency Relief Fund, with funds allocated to State educational agencies to provide funding to local educational agencies to address the impact of COVID-19. New Jersey was awarded $310 million in ESSER funds. CRRSA authorized ESSER II, and, as of April 9, 2021, New Jersey had received $1.231 billion in funds with a period of performance through September of 2023. There are numerous other federal aid grants that have been allocated to various State departments and agencies. Taking into account all available federal relief aid, as of March 24, 2021, New Jersey had received almost $23.5 billion in federal aid grant awards including awards that went directly to the New Jersey Department of Labor and Workforce Development (“DOLWD”).

As with all federal aid grants, the expenditure and use of these funds will be subject to federal audit. As of April 9, 2021, the State was utilizing a host of internal controls and documentation to ensure, to the greatest extent possible, that the expenditure of funds complied with the federal regulations and guidance.

State Unemployment Insurance Trust Fund

In Fiscal Year 2018, the Unemployment Insurance Trust Fund (the “Trust Fund”), which provides funding for unemployment benefits in the State, received approximately $2.1 billion in contributions from employers and workers while paying out approximately $2.0 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis. In Fiscal Year 2019, contributions from employers and workers were approximately $2.0 billion, while regular State unemployment benefits were $1.9 billion. In Fiscal Year 2020, contributions from employers and workers were approximately $2.0 billion, while regular State unemployment benefits were $4.3 billion. As of June 30, 2020, the State’s Trust Fund balance, on a cash basis, was approximately $0.9 billion.

Under State law, the State unemployment tax rate charged to employers during a fiscal year is determined by State statutory formula based on the status of the Trust Fund in relation to total taxable wages as of March 31st of the preceding fiscal year. For Fiscal Year 2021, the statutorily calculated employer tax rate remains the same as Fiscal Year 2020. The minimal base Federal Unemployment Tax Act rate did not change and remains at 0.6%. The employee State unemployment rate did not change and remains at 0.38%.

Pursuant to Article VIII, section 2, paragraph 8 of the State Constitution, all contributions collected by the State from any employer or employee for the Trust Fund are dedicated solely to the purpose of providing and administering unemployment benefits.

As a result of the COVID-19 pandemic, from March 15, 2020 to March 11, 2021, there have been approximately 2.0 million initial UI claims filed. Unemployed State residents are benefiting from multiple UI benefit enhancements as provided for in the CARES Act, which are 100% federally funded. Due to the large increase in claims activity, the State borrowed $704 million in Calendar Year 2020 and an additional $182 million in January and February 2021, bringing the loan balance to $886 million as of February 28, 2021. These advances will be interest free through September 6, 2021.

Due to the tremendous influx of UI data and the related output of UI benefits, there has been an increase in the number of suspected fraudulent claims for UI benefits in the State. The State understands that suspected fraudulent UI claims have become a national problem. As of April 9, 2021, the DOLWD was working to develop preventative safeguards to limit fraudulent payments and the State Treasurer was monitoring these developments.

Programs Funded Under Recommended Appropriations in Fiscal Year 2022

$44,832 million is recommended for Fiscal Year 2022 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. $19,986 million (45%) is recommended for State Aid, which consists of payments to, or on behalf of, local government entities including counties, municipalities and school districts, to assist them in carrying out their local responsibilities. $13,067 million (29%) is recommended for Grants-in-Aid, which represents payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of services on behalf of the State. $9,450 million (21%) is recommended for Direct State Services, which supports the operation of the State government’s departments, the Governor’s Office, several commissions, the State Legislature and the Judiciary. $1,934 million (4%) is recommended for Capital Construction, which supports capital construction pay-as-you-go and debt service on bonds issued to fund capital construction. $395 million (1%) is recommended for Debt Service on State General Obligation Bonds.

In Fiscal Year 2022, $5,292 million is recommended to the Pension Plans from State funds. This recommendation does not include the impact of the Lottery Enterprise contribution.

Capital Construction

All recommended appropriations for capital projects were subject to the review of the Commission which voted to recommend such funding at its meeting on February 18, 2021. The Commission is charged with the preparation of the State’s seven-year Capital Improvement Plan. The Capital Improvement Plan is a detailed account of capital construction projects requested by State departments, agencies and institutions of higher education for the next three fiscal years and forecasts as to the requirements for capital projects for the four fiscal years following. The Capital Improvement Plan includes the Commission’s recommendations as to the priority of such capital projects and the means of funding them. The Capital Improvement Plan is also required to include a report on the State’s overall debt. This debt report includes information on the outstanding general obligation debt and debt service costs for the prior fiscal year, the current fiscal year, and the estimated amount for the subsequent five fiscal years. The report also provides similar information on capital leases and installment obligations. L. 2009, c. 304, enacted in January 2010, requires that the debt report also include data on other State liabilities as reported in the CAFR, as well as the unfunded actuarial accrued liability for pension plans and the actuarial accrued liability for other post-employment medical benefits. The debt report is not an audited report.

For Fiscal Year 2022, requests for Capital Construction funding were substantially higher than the amount recommended by the Commission. The recommended appropriations for Capital Construction contained in Fiscal Year 2022 are largely based on the recommendations of the Commission. There can be no assurance that the amounts ultimately appropriated are sufficient to maintain or improve the State’s capital facilities and infrastructure assets, or that such capital funding requests will not be substantially greater in future years.

Transportation Capital Program

L. 2016, c. 56, provides for an eight (8) year, $16 billion Transportation Capital Program between Fiscal Year 2017 and Fiscal Year 2024. The Governor’s Fiscal Year 2022 Budget Message includes a $2 billion Transportation Capital Program for NJDOT, NJTC and local governments.

Debt Service on General Obligation Bonds and State Appropriation Obligations

The total Fiscal Year 2022 recommended appropriation for debt service on General Obligation Bonds and State Appropriation Obligations is $4,352 million. Of this amount $395.2 million represents principal and interest payments for General Obligation Bonds.

The Governor’s Fiscal Year 2022 Budget Message recommends appropriations for debt service on State Appropriation Obligations in the aggregate amount of $3,957 million.

LITIGATION

The following are cases pending or threatened, as of April 9, 2021, in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

Abbott v. Burke (Motion in Aid of Litigants’ Rights). On January 28, 2021, the State Defendants (consisting of the Commissioner of Education and the Schools Development Authority (“SDA”)) received a motion in aid of litigants’ rights filed by the Education Law Center (the “ELC”) seeking an order from the New Jersey Supreme Court to compel the State Defendants to seek and secure by June 30, 2021, from the Legislature school construction funding as is needed and required to manage, undertake, and complete the school facilities projects in the SDA 2019 Statewide Strategic Plan. The motion also seeks for the State Defendants to seek and secure funds from the Legislature by June 30, 2021, for health and safety projects, including those necessary to ensure the safe reopening and operation of school buildings in SDA Districts during the ongoing COVID-19 health crisis. The ELC is seeking to enforce the school facilities construction funding mandate set forth in Abbott v. Burke, 153 N.J. 480 (1998) and Abbott v. Burke, 164 N.J. 84 (2000). State Defendants filed its opposition to the motion on March 22, 2021. As of April 9, 2021, the State was vigorously defending this matter.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the Plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the New Jersey Department of Environmental Protection (“DEP”) denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included a 100-acre parcel previously developed by the Plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acre-parcel previously developed, and that the DEP could not approve development of the 80 remaining acres without first adopting rules. Since the DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. DEP filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies expressed opposition to the proposed settlement. On May 25, 2012, East Cape May Associates served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process. DEP initiated the reconsideration process pursuant to the regulations.

On June 4, 2014, DEP issued an amelioration authorization which approved development of between 80 to 90 dwelling units clustered on approximately 25 acres of land on the 100-acre parcel. The authorization was consistent with municipal residential zoning, requiring conservation of the remaining 75 acres. DEP also required mitigation of 25 acres of barren land to serve the migratory bird species that uses the subject property. Plaintiff reinstated its longstanding complaint in the trial court, claiming that DEP’s amelioration authorization was excessive for this type of environmentally sensitive property and therefore did not follow DEP’s rules, and was also inadequate to avoid a taking.

Trial was scheduled to begin November 12, 2019, but the new trial court judge sua sponte requested emergent briefing on the issue of burden of proof, reversed the decision of the previous judge who had ruled that DEP had the burden of proof, and declared a mistrial. With the burden rightfully placed on Plaintiff, the Plaintiff requested an adjournment of the trial and additional discovery. A new trial date has not been set by the trial court. Surrounding neighbors also formed a nonprofit entity and intervened to challenge the DEP’s amelioration authorization. On March 10, 2021, the parties entered into a settlement to resolve this matter.

NL Industries, Inc. v. State of New Jersey. The Raritan Bay Slag Superfund Site (the “Site”) is approximately 47 acres of real property located in the Laurence Harbor section of Old Bridge Township and Sayreville. Portions of the Site are located on State riparian lands. In 2012, the United States Environmental Protection Agency (“EPA”) informed NL Industries, Inc. (“NL”) that EPA believed that slag was generated, in part or in whole, by NL’s (then National Lead Industries) lead-smelting facility in Perth Amboy. EPA selected a remediation remedy and named NL as the potentially responsible party subject to enforcement. On March 19, 2014, NL filed an initial complaint for contribution against the State in the Superior Court, Law Division for the costs to remediate the Site. On August 16, 2017, NL filed an amended complaint alleging that in the 1980s the State dredged areas that were impacted by hazardous substances, transported the contaminated sediments and discharged the hazardous substances on areas of the Site, and that the State had caused, or contributed to, the discharge by virtue of the State’s failure, as owner of a portion of the Site, to remove the slag after the enactment of the Spill Compensation and Control Act (“Spill Act”), N.J.S.A. 58:10 23.11 et seq., in 1977. In the amended complaint, NL sought declaratory relief as to the State’s liability for cleanup and removal costs, including future costs or damages. The State filed its answer denying liability and asserting defenses under the New Jersey Tort Claims Act, N.J.S.A. 59:1-1 et seq. The State also filed a counterclaim asserting claims under the Spill Act seeking the State’s past and future remediation costs, and natural resource damages. Mediation of this matter began in 2018 and, as a result, NL withdrew its complaint and the State withdrew its counterclaim, both without prejudice. As of April 9, 2021, the State continued to mediate this matter with all involved parties. As of April 9, 2021, the State was vigorously defending this matter.

Chapter 7 Trustee for Richard Bernardi, Marilyn Bernardi & Strategic Environmental Partners v. New Jersey Department of Environmental Protection. Richard Bernardi, Marilyn Bernardi, and Strategic Environmental Partners (collectively, “Debtors”) are Chapter 7 Debtors in Federal Bankruptcy Court, Trenton. Debtors are the owners/operators of the former “Fenimore Landfill” in Roxbury Township, Morris County. In February 2011, Debtors purchased the landfill property with the stated purpose of closing the landfill and redeveloping it as a solar farm. In conjunction with closure of the landfill, Debtors were authorized to import certain solid waste material. Between November 2012 and June 26, 2013, the DEP investigated over 2500 complaints of noxious hydrogen sulfide gas (“H2S”) odors emitting from the landfill. On June 26, 2013, following enactment of the “Legacy Landfill Law,” N.J.S.A. 13:1 E-125.1 et seq., DEP issued an emergency order authorizing DEP to enter the landfill property to take measures to abate the H2S odors, which the Debtors had failed to control. DEP entered the property and eventually installed a gas collection system, thermal oxidizer and scrubber to capture and destroy the H2S. DEP continues to occupy a portion of the property in order to operate the H2S treatment systems.

In June 2016, the Debtors filed separate bankruptcy petitions under Chapter 11 of the Bankruptcy Code and a trustee was appointed (the “Chapter 7 Trustee”). In July 2017 the matters were consolidated and converted to Chapter 7 bankruptcy. In December 2017, the Chapter 7 Trustee’s counsel advised DEP that they were preparing an adversary complaint in Bankruptcy

Court against the DEP seeking damages for DEP’s take-over. After brief settlement discussions, on June 14, 2018, the Chapter 7 Trustee filed the adversary complaint for unspecified damages, alleging, inter alia, a taking of Debtors’ property without just compensation. DEP filed counter-claims seeking costs incurred to date by DEP abating the H2S emissions. As of April 9, 2021, discovery was ongoing and the trial was tentatively scheduled to begin in August 2021. As of April 9, 2021, the State was vigorously defending this matter.

PDX North, Inc., and SLS Delivery Services, Inc. v. Robert Asaro-Angelo (in his capacity as Commissioner of the Department of Labor and Workforce Development). PDX North, Inc. (“PDX”) facilitates, brokers and provides distribution and transportation services of wholesale auto parts to auto dealers in the northeast. DOLWD issued three (3) assessments to PDX for unpaid contributions under New Jersey’s unemployment compensation law from 2006 to 2015. PDX has challenged those assessments in the New Jersey Office of Administrative Law (“NJOAL”).

PDX filed a federal complaint and sought to declare void and permanently enjoin the enforcement of the unemployment compensation tax exemptions set forth in N.J.S.A. 43:21-19(i)(6) and -19(i)(7)(X), claiming those statutes are preempted by the Federal Aviation Administration Authorization Act of 1994 (“FAAAA”), 49 U.S.C. § 1450l(c). The complaint specifically alleged that PDX was damaged by the imposition of three (3) audit assessments lodged by the DOLWD for unpaid unemployment compensation taxes. PDX also claimed that it would have to substantially change its business model because of its inability to satisfy the exemptions promulgated in N.J.S.A. 43:21-19(i)(6) and -19(i)(7)(X).

SLS Delivery Services, Inc. (“SLS”) facilitates and provides distribution and transportation services of packages and parcels to national and international carriers. SLS was permitted to intervene in the PDX federal complaint as a plaintiff and SLS sought the same relief as PDX. On July 29, 2019, the U.S. District Court entered judgment in favor of the DOLWD with respect to both the PDX complaint and the SLS complaint. Both PDX and SLS appealed the District Court’s decision to the Third Circuit. The appeal was fully briefed and oral argument took place on April 15, 2020. The Third Circuit issued a published decision on October 22, 2020, affirming the District Court’s decision in favor of DOLWD with respect to PDX and remanded back to the U.S. District Court as to SLS. PDX filed a petition for certiorari with the U.S. Supreme Court on March 19, 2021. On January 8, 2021, the DOLWD filed a motion for judgement on the pleadings, seeking to dismiss SLS’s complaint in its entirety.

With respect to the SLS matter, the parties have agreed to a settlement in principle. As of April 9, 2021, the PDX matter was stayed in the OAL pending the federal matter. As of April 9, 2021, the State was vigorously defending this matter.

Verizon Americas Inc. (fka Vodafone Americas Inc.) v. Director, Division of Taxation. On July 28, 2016, Verizon Americas Inc. (“Verizon”) filed a series of Complaints in the Tax Court of New Jersey, contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) CBT Act, N.J.S.A. 54:10A-1 et seq., refund denials. The Division concluded that Verizon was a general partner in a partnership doing business in New Jersey and subject to CBT. In addition, the Division concluded that Verizon is “unitary” with the partnership and, thus, subject to CBT. In the Complaints, Verizon asserts that it is not subject to tax and entitled to a refund for tax years ending December 2002 through March 2014. As of April 9, 2021, the parties were in the discovery stage. As of April 9, 2021, the State was vigorously defending this matter.

Johnson & Johnson v. Director, Division of Taxation and Commissioner, Banking & Insurance. On November 2, 2015, Johnson & Johnson submitted a request to the New Jersey Department of Banking & Insurance and the Division seeking a refund of self-procured insurance premium taxes paid pursuant to N.J.S.A. 17:22-6.64 for the period November 1, 2011 through March 31, 2015. Johnson & Johnson obtained its insurance through Middlesex Assurance Company Limited, its captive insurance company domiciled in Vermont. Middlesex Assurance is a nonadmitted insurer, that is, it is not authorized to conduct insurance business in New Jersey. The basis for Johnson & Johnson’s refund request is the assertion that the Nonadmitted and Reinsurance Reform Act and, by extension, N.J.S.A. 17:22-6.64, were never intended to apply to captive insurance companies. On August 9, 2016, the Division denied Johnson & Johnson’s refund claim. Johnson & Johnson filed a complaint in the Tax Court on October 24, 2016 challenging the Division’s denial of the refund claim. The State’s answer was filed on February 21, 2017. Both parties moved for summary judgment. The motions were argued in the Tax Court on February 26, 2018. The Tax Court issued a published opinion and order on June 15, 2018, granting summary judgment to the State and dismissing Johnson & Johnson’s complaint. Johnson & Johnson filed a notice of appeal with the Appellate Division on July 27, 2018. On September 25, 2019, the Appellate Division reversed the Tax Court decision and remanded the case to the Tax Court for determination of the refund amount due. The State filed a petition for certification with the New Jersey Supreme Court. The Supreme Court granted the petition for certification on February 19, 2020. The New Jersey Supreme Court issued a per curiam opinion on December 7, 2020, affirming the Appellate Division’s opinion.

Public Service Electric & Gas Company, Inc. v. Director, Division of Taxation. For tax years 2006 through 2014, Public Service Electric & Gas Company, Inc. (“PSE&G”) filed CBT returns and included its transitional energy facility assessment (“TEFA”) in its CBT base, in accordance with N.J.S.A. 54:10A-4.1. Thereafter, PSE&G recalculated its CBT liability, removed the TEFA from the tax base and sought a CBT refund. Notably, the Appellate Division recently concluded that TEFA payments are included in the CBT base and denied a similar refund claim. Rockland Elec. Co. v. Director, Div. of Taxation, 30 N.J. Tax 448 (Tax 2018), aff’d., A-4522-l7T2 (App. Div. June 24, 2019), cert. denied. Rockland Elec. Co. is now final and binding upon the Tax Court. The Division denied PSE&G’s refund claim. On or about May 28, 2019, PSE&G filed a Complaint in the Tax Court of New Jersey, contesting the CBT refund denial. The Division filed its answer to the complaint. As of April 9, 2021, the State was vigorously defending this matter.

Stanislaus Food Products Co. v. Director, Division of Taxation. On or about July 31, 2017, Stanislaus Foods filed a complaint in the Tax Court contesting the constitutionality of the CBT’s Alternative Minimum Assessment (“AMA”) component. For periods after June 30, 2006, the AMA is $0, except for foreign corporations protected from income tax by the Interstate Income Act of 1959, P.L. 86-272. Stanislaus Foods alleges the AMA discriminates against foreign corporations in violation of the federal constitution’s Dormant Commerce Clause and Supremacy Clause. The parties filed partial cross-motions for summary judgment. On June 28, 2019, the Tax Court concluded that the AMA, for periods after June 30, 2016, conflicts with the mandates of P.L. 86-272, and thus, violates the federal Supremacy Clause. The remainder of the case continues to proceed in Tax Court to address remaining non-constitutional issues. The Division filed a motion for reconsideration on March 2, 2020, and the Tax Court heard oral argument on June 19, 2020. As of April 9, 2021, the Tax Court had not yet issued its decision. As of April 9, 2021 the State was vigorously defending this matter.

Cargill Meat Solutions Corporation. v. Director, Division of Taxation. Plaintiff, based out of Kansas, sells meat products and services throughout the United States. Plaintiff does not engage in meat processing or packaging in New Jersey. Rather, its operations in New Jersey are limited to storage and distribution, as it arranges for delivery of its products to a 180-mile radius market covering portions of Pennsylvania, New Jersey, New York and Maryland. In calculating its New Jersey Litter Control Fee liabilities, Plaintiff took a $465 million deduction in 2014 and $509 million deduction in 2015, claiming its sales to wholesalers are not subject to the Litter Control Fee under N.J.S.A. 13:1E-216(a), the wholesaler-to-wholesaler exception. The Division disallowed these deductions, finding that the Plaintiff was not entitled to the wholesaler-to-wholesaler exception because even though Plaintiff’s sales were all to wholesalers, the Plaintiff is a manufacturer and, thus, not entitled to a wholesaler exemption. The Division imposed additional Litter Control Fee to comport with the disallowance of the deductions. Plaintiff filed a complaint with the Tax Court contesting the denial of the deduction and, to invalidate the additional Litter Control Fee assessment by challenging the facial constitutionality of the Litter Control Fee statute. The Division filed an answer on July 16, 2018, and on June 14, 2019, filed a motion to dismiss the facial constitutional challenge to the Litter Control Fee. On March 12, 2020, the court granted the Division’s motion. As of April 9, 2021, oral argument was scheduled for April 16, 2021. As of April 9, 2021, discovery was ongoing and the State was vigorously defending this matter.

Gomez v. DCPP et al. On March 12, 2012, the Plaintiff child was allegedly assaulted by her biological father, suffering severe injuries. Plaintiff alleged that the New Jersey Department of Children Protection and Permanency (“DCPP”) knew that the Plaintiff’s parents had a history of drug and alcohol abuse, psychiatric problems and were unemployed. The biological mother had two other children removed from her care and was in a methadone program when the Plaintiff was born. The biological father also had an extensive criminal history of domestic violence. Plaintiff claims DCPP failed to comply with its own policy and procedure, failed to remove the Plaintiff from the home, negligent training, violation of the New Jersey Child Placement Bill of Rights, and Section 1983 claims. The complaint was filed in State court on February 12, 2015. On March 11, 2015, DCPP removed the case to the U.S. District Court for the District of New Jersey and filed a motion to dismiss the complaint. The State’s motion to dismiss the complaint was denied without prejudice on May 8, 2015. The Plaintiff agreed to withdraw the federal claims and the matter was remanded to State court. As of April 9, 2021, discovery was ongoing and the State was vigorously defending this matter.

J.A. v. Monroe Township Board of Education. On May 23, 2018, Plaintiffs filed a complaint in the U.S. District Court for the District of New Jersey naming the New Jersey Department of Education (“NJDOE”), NJOAL, Commissioner of Education, and Administrative Law Judge Jeffrey R. Wilson (collectively, the “State Defendants”) as well as the Monroe Township Board of

Education, as defendants. Plaintiffs purport to bring class action claims against State Defendants under the Individuals with Disabilities Education Act (“IDEA”) P.L. 101-476 and 42 U.S.C. § 1983 alleging two (2) separate systemic violations of the IDEA. Plaintiffs also sought to bring a class action declaratory judgment claim against State Defendants and to appeal three (3) separate interlocutory orders of the Administrative Law Judge. Among other things, Plaintiffs seek the following relief: (1) a trust fund to provide educational services to all class members for the denial of a Free and Appropriate Public Education (“FAPE”) as such term is defined in IDEA; (2) a trust fund to reimburse class members for the denial of a FAPE; (3) punitive damages; and (4) attorneys’ fees and costs.

State Defendants filed a motion to dismiss. Plaintiffs opposed that motion and subsequently filed a motion to amend the complaint, seeking to add additional plaintiffs and a claim for “Federal Preemption”. The proposed amended complaint sought the same relief as the original complaint. As of April 9, 2021, the U.S. District Court has yet to issue a decision on the State Defendants’ motion to dismiss and the Plaintiffs’ motion to amend the complaint.

The State Defendants renewed the motion to dismiss the amended complaint. With that motion pending, Plaintiffs filed a motion on May 30, 2020, seeking to supplement the record with the opinion and transcript of the motion to dismiss decision filed in C.P., et al. v. NJDOE, et al., 1:19-cv-12807 (NLH/KMW) (“C.P.”). (C.P. is a related matter with similar claims, but only seeks injunctive and declaratory relief). On June 28, 2020, the U.S. District Court denied the State Defendants motion to dismiss without prejudice and ordered the parties to show cause as to why this matter should not instead be consolidated with the C.P. matter. Both parties opposed consolidation and Plaintiffs instead proposed to stay this matter until the C.P. matter has been fully litigated and appealed. However, as April 9, 2021, Plaintiffs had not yet filed a motion for a stay. As of April 9, 2021, the U.S. District Court had not issued a formal order or decision on this State Defendants’ motion to dismiss the amended complaint, and the State Defendants’ time to answer the amended complaint had been extended until such time as the U.S. District Court does so. As of April 9, 2021, the State was vigorously defending this matter.

J.A. v. Monroe Township Board of Education, et al. United State District Court for the District of New Jersey, (NLH/KMW). On July 28, 2020, Plaintiff J.A., individually and on behalf of her minor child J.A., filed a complaint in the New Jersey District Court naming the NJDOE, NJOAL, Kevin Dehmer, Interim Commissioner of Education, Administrative Law Judge MaryAnn Bogan, Administrative Law Judge Joseph A. Ascione and NJDOEs 1-250 Similarly Situated Administrative Law Judges, as well as the Monroe Township Board of Education (collectively, “Defendants”). Plaintiff’s Complaint alleges various systemic violations of the IDEA and 42 U.S.C. § 1983; a claim of discrimination under the Americans with Disabilities Act of 1990, 42 U.S.C. §12101 et seq.; and a claim of retaliation pursuant to Section 504 of the Rehabilitation Act of 1973, 29 U.S.C. §701 et seq. Plaintiff also seeks to appeal a final decision and order of ALJ Ascione’s ruling in Monroe Twp. Bd. of Ed. v. J.A. et al., OAL Dkt. No. EDS 04281-2020S (the subject of this litigation). Plaintiff seeks declaratory and injunctive relief and monetary relief as follows: (1) damages in the amount of $400,000,000; (2) punitive damages in excess of $4,500,000,000; (3) compensatory education; and (4) attorneys’ fees and costs. The Defendants’ filed a motion to dismiss in lieu of an answer on November 19, 2020. As of April 9, 2021, the State was vigorously defend this matter.

J.A. v. New Jersey Department of Education et al. On March 23, 2021, Plaintiff J.A., individually and on behalf of her minor child J.A., filed a complaint in the New Jersey District Court naming the NJDOE, NJOAL, Kevin Dehmer, Interim Commissioner of Education, Administrative Law Judge Ellen Bass, Administrative Law Judge Jeffrey Wilson, Administrative Law Judge John S. Kennedy, and Administrative Law Judge Catherine Tuohy, and NJDOEs 1-250 Similarly Situated Administrative Law Judges, as well as the Monroe Township Board of Education (collectively, the “State Defendants”). Plaintiff’s complaint alleges various systemic violations of the IDEA and 42 U.S.C. § 1983; a claim of discrimination under the Americans with Disabilities Act of 1990, 42 U.S.C. §12101 et seq.; a systemic “malicious abuse of process” claim; a “federal preemption” claim; and a claim of retaliation pursuant to Section 504 of the Rehabilitation Act of 1973, 29 U.S.C. §701 et seq. Plaintiff also seeks to appeal a final decision and order of ALJ Tuohy ruling in Monroe Twp. Bd. of Ed. v. J.A. et al. Plaintiff seeks declaratory and injunctive relief; monetary relief; compensatory education and services; and attorneys’ fees and costs. As of April 9, 2021, the State was vigorously defending this matter.

Jersey City Board of Education and E.H., a minor, by his guardian ad litem, Shanna C. Givens v. State of New Jersey. On April 29, 2019, the Jersey City Board of Education (“JCBOE”) and E.H., a minor, by his guardian ad litem, Shanna C. Givens (“Plaintiffs”) filed a complaint against the State and various State officials (collectively, the “State Defendants”) alleging that the recent amendments to the School Funding Reform Act, N.J.S.A. 18A:7F-43 to -63 (the “Amendments”), violate the State’s constitutional requirement to “provide for the maintenance and support of a thorough and efficient system of free public schools...” N.J. Const. art. VIII, § 4. The Amendments at issue slowly phase out certain additional State aid previously granted to “SDA Districts”. The phase out of this additional State aid is to occur over a six-year period beginning in the 2019-2020 school year. Plaintiffs allege that the reduction in State aid to JCBOE will jeopardize JCBOE’s ability to provide the level of funding necessary to meet the legal standard of a “thorough and efficient” education.

The Plaintiffs seek, among other things, a preliminary and permanent injunction enjoining the State Defendants from reducing funding to JCBOE. On July 23, 2019, Plaintiffs filed a first amended complaint, which continues to allege that the reduction in State aid to JCBOE as a result of the School Refunding Reform Act Amendments will jeopardize JCBOE’s ability to provide a thorough and efficient education to its students. The State Defendants filed a motion to dismiss the first amended complaint, which was denied by the trial court on January 17, 2020. The State Defendants filed an answer to the first amended complaint on March 4, 2020. On September 1, 2020, the Plaintiffs filed a second amended complaint, which made factual and substantive allegations identical to the first amended complaint and merely made changes to the identity of a participating minor-plaintiff. The State Defendants’ filed an answer to the second amended complaint. As of April 9, 2021, discovery was ongoing and the State was vigorously defending this matter.

Lorillard Tobacco Co. v. Director, Division of Taxation. This case involves constitutional challenges to the Division’s regulation, N.J.A.C. 18:7-5.18(b), the Division’s interpretation of the unreasonableness exception to the State’s corporate royalty addback statute, N.J.S.A. 54:10A-4.4(c)(1)(b), and Division’s Schedule G-2, which implements the calculation of the unreasonable exception based on Taxation’s interpretation of its regulation. In 2006, the Division assessed CBT on a subsidiary of Lorillard Tobacco Co. (“Lorillard”) for tax years 1999-2004 based on royalty payments the subsidiary had received from Lorillard. The subsidiary was a non-filer in New Jersey and contested the assessment in the New Jersey Tax Court claiming, among other things, that it did not have physical presence in the State so it lacked substantial nexus to permit it to be subject to CBT. While the subsidiary’s case was pending in the Tax Court, Lorillard filed refund claims for 2002-2005 by filing amended CBT returns, claiming it would be improper, unreasonable, and unconstitutional to deny it a deduction for the royalty payments if, at the same time, the Division subjected its subsidiary to tax on such amounts. Taxation denied the claims as “protective” and Lorillard filed a complaint with the Tax Court in 2007. The subsidiary ultimately conceded nexus, filed CBT returns and paid taxes under the State’s 2009 Tax Amnesty program, after the U.S. Supreme Court denied certiorari regarding the New Jersey Supreme Court decision in Lanco v. Dir., Div. of Taxation, 188 N.J. 380 (2006). In Lanco, the Court held that the State could subject a taxpayer to CBT even though it lacked physical presence in the State. Thereafter, Lorillard sought an expedited payment of the CBT refund based on the Division’s Schedule G-2 calculation, which limited Lorillard’s deduction due to its subsidiary’s lower allocation factor. Lorillard reserved its challenge to the remainder of the exemption. In 2012, Lorillard filed another complaint with the Tax Court challenging the Division’s partial refund denial for tax years 2008-2010 on the same basis as the 2007 complaint.

Lorillard claims that the Division improperly and unconstitutionally granted only a partial deduction of royalty payments that Lorillard made to its subsidiary. In February 2019, the Tax Court issued a decision granting Lorillard summary judgment, and holding that the Division’s denial of a deduction for the full amount of royalties Lorillard paid was not a reasonable exercise of the Division’s discretion. The Tax Court found it unnecessary to address Lorillard’s constitutional attacks.

The Division appealed to the Appellate Division, and Lorillard filed a cross-appeal, re-asserting its constitutional challenges. The Tax Court issued a final judgment on Lorillard’s 2012 complaint based on its reasoning regarding the 2007 complaint. Both parties again appealed and the matters were consolidated by the Appellate Division. Oral argument was held on December 14, 2020. The State is vigorously defending this matter.

Medicaid, Tort, Contract, Workers’ Compensation and Other Claims. The Office of the Inspector General of the U.S. Department of Health & Human Services (“OIG”) has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State’s Department of Human Services (“DHS”). The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. As of April 9, 2021, twenty-two audits, which in the aggregate total nearly $1 billion, were in draft or final form but, due to possible revisions or appeals, the final amounts were uncertain. Approximately one-third of the amount above relates to an audit of the State’s School-based Medicaid claiming. However, DHS is disputing the OIG’s audit findings. Given that, as of April 9, 2021, the State was disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. As of April 9, 2021, the State was unable to estimate its exposure for these claim disallowances.

The federal Disaster Relief Appropriations Act of 2013 (the “Disaster Relief Act”) appropriated approximately $50.38 billion (later reduced by sequestration to $47.9 billion) to various federal agencies to assist states and local communities with the impacts of Superstorm Sandy, including funding provided directly to private homeowners and businesses. The Disaster Relief Act allocated funding to the various federal OIGs to conduct audits and investigations related to the expenditure of disaster relief aid. As of April 9, 2021, audits were ongoing or had already been undertaken by the OIG from the U.S. Department of Homeland Security, the U.S. Department of Housing and Urban Development, the U.S. Department of Transportation, and the U.S. Department of Health and Human Services. The State anticipates that there will be continued audit activity throughout the duration of the federally-funded Sandy programs. As with any federal OIG audit or investigation, there is the potential for an OIG recommendation that the federal agency de-obligate funding in the event of non-compliance with federal statutes or regulations.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. As of April 9, 2021, the State had indicated that it was unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. As of April 9, 2021, the State had indicated that it was unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims by employees against the State and State agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. As of April 9, 2021, the State had indicated that it was unable to estimate its exposure for these claims.

Prior to July 1, 2013, there were various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey (“UMDNJ”) and its employees, seeking recovery of monetary damages that were primarily paid out of the UMDNJ Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). As a result of the enactment of the New Jersey Medical and Health Sciences Education Restructuring Act, L. 2012, c. 45 (the “Restructuring Act”), all of UMDNJ has been transferred to Rutgers, with the exception of the School of Osteopathic Medicine which has been transferred to Rowan, and University Hospital, which now exists as a separate instrumentality of the State. All claims and liabilities of UMDNJ associated with the transferred facilities have been transferred to Rutgers, Rowan and University Hospital, as applicable. Pursuant to the Restructuring Act, Rutgers and Rowan each entered into a memorandum of understanding with the State Treasurer pursuant to which the State shall pay from a self-insurance reserve fund established for each entity medical malpractice claims occurring prior to and post the effective date of the transfers, which was July 1, 2013. The Restructuring Act also provides for University Hospital’s medical malpractice claims to be covered by a self-insurance reserve fund established by the State Treasurer. University Hospital entered into a memorandum of understanding with the State Treasurer for such claims. All claims, other than medical malpractice claims, incurred by UMDNJ with respect to the UMDNJ facilities transferred to Rutgers will be paid for by Rutgers out of its own funds. All claims, other than medical malpractice claims, incurred by Rowan will be paid from the Tort Claims Fund. As of April 9, 2021, the State was unable to estimate its exposure for these claims.

Approximately two dozen hospitals have challenged in the Office of Administrative Law and the Appellate Division the Medicaid reimbursement rates paid to these hospitals alleging that there were calculation errors or that the methodology used to calculate the rates is incorrect. Additionally, a group of hospitals have challenged the constitutionality of the charity care statute and the inpatient Medicaid rate reimbursement framework. This group of hospitals alleges the losses incurred in treatment of the charity care and Medicaid patients are an unconstitutional taking of the hospitals’ property. These challenges date back to 2002. As of April 9, 2021, the State was vigorously defending this matter and there had been no findings against the State. In the event the hospitals are successful, DHS has advised that they may possibly need to refund millions of dollars to the hospitals over the various relevant years. As of April 9, 2021, the State had indicated that it was unable to estimate its exposure for these claims.

Affirmative Litigation. From time to time, the State initiates litigation against various entities to enforce State laws, contractual and other rights, pursue cost recoveries and natural resource damages in the environmental arena and prosecute entities who have engaged in alleged fraudulent, negligent or other wrongful conduct. As of April 9, 2021, the State has indicated that it is unable to estimate the amount of any monetary recoveries from such affirmative litigation. In addition, depending on which State department, division or agency is the plaintiff, any monetary recoveries may already be included in such State department, division or agency’s revenue estimates for the current fiscal year.

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ADDITIONAL CONSIDERATIONS

New Jersey municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New Jersey state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations

Appendix D

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement (“AIS”), dated June 29, 2022, as updated on December 21, 2022. The Funds have not verified the accuracy, completeness or timeliness of the information contained in the AIS. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such AIS and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY

As of June 29, 2022, New York was the fourth most populous state in the nation, after California, Texas and Florida, and had a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a small share of the nation’s farming and mining activity. The State’s location, air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

The National Economy

As of December 21, 2022, the Division of the Budget (“DOB”) U.S. economic forecast incorporated the Bureau of Economic Analysis (“BEA’s”) third estimate of gross domestic product (“GDP”) for the second quarter of 2022, as well as estimates of personal income and outlays for August 2022, the Consumer Price Index (“CPI”) report for September 2022, and the initial estimate of employment for September 2022. Compared to the First Quarterly Update forecast released in July 2022, this update marginally revised down the U.S. economic outlook in 2023, with a growing risk of a recession.

As of December 21, 2022, U.S. real GDP was projected to grow by 1.1 percent in 2023, slightly weaker than the First Quarterly Update forecast, following growth of 1.8 percent in 2022. Real consumption growth was estimated to weaken at the end of 2022 and the beginning of 2023 as pent-up demand dissipates for services affected by COVID-related restrictions, and rising interest rates undermine spending on big-ticket items that are typically bought on credit. A marked downward revision to the personal saving rate in BEA’s annual revision reflected a much faster drawdown in household excess savings, indicating less purchasing power for consumers in the absence of credit. Real consumption was projected to worsen further due to a weaker labor market in 2023. However, as inflation starts to ease toward the second half of 2023, real consumption is expected to recover. As a result, DOB projected that real consumption growth will slow from 2.6 percent in 2022 to 1.2 percent in 2023 before recovering by 2.2 percent in 2024.

As of December 21, 2022, with 30-year mortgage rates hovering around 7 percent, real residential investment in the first half of 2022 was revised down by BEA’s annual revisions, and the third quarter home sales and housing starts data indicated further declines in housing activity. DOB projected that real residential investment would plummet by 9.7 percent in 2022, followed by an 11.3 percent drop in 2023, significantly worse than the First Quarterly Update forecast. Likewise, real nonresidential investment growth was expected to slow in response to rising interest rates, higher costs of production and borrowing, weaker consumer demand, and mounting economic uncertainty. However, the need to fulfill elevated order backlogs may help sustain manufacturing activity and support business sector output. On balance, DOB projected that nonresidential investment would drop from growth of 3.3 percent in 2022 to 0.9 percent in 2023 and then recover by 2.8 percent in 2024. Moreover, with the European Union and the U.K. on the brink of recession, the rest of the global economy slowing down, and the U.S. dollar remaining strong, growth in real U.S. exports was expected to decelerate from 7.8 percent in 2022 to 3.0 percent in 2023.

The U.S. labor market held up well in the first three quarters of 2022, despite two consecutive quarterly declines in real GDP. Total nonfarm employment recovered all its pandemic-era job losses in August 2022 and continued its above-trend pace with 315,000 job gains in September and 261,000 in October. As of December 21, 2022, employers were expected to be cautious about reducing payrolls after contending with the tightest labor market in decades. However, anecdotal news of layoffs was becoming more widespread, and October’s Job Openings and Labor Turnover Survey revealed a decline in job openings — albeit relative to its historically high level. Total nonfarm employment was estimated to grow slower in the fourth quarter of 2022, followed by job losses during the first quarter of 2023. Total nonfarm employment was projected to increase by 0.7 percent in 2023 and 0.8 percent in 2024. The civilian unemployment rate was projected to rise gradually to 4.5 percent by the end of 2024, up from the low (as of December 21, 2022) of 3.5 percent in September 2022. This labor market outlook is marginally weaker than the First Quarterly Update forecast, which predicted 0.8 percent employment growth in both 2023 and 2024, with an unemployment rate of 4.4 percent by the end of 2024.

BEA’s annual revision also showed a bit less wage income in 2021 and the first half of 2022, which implies less elevated labor costs in the past several quarters. DOB expected growth in average hourly earnings to decelerate in the remainder of 2022 and into 2023 as labor demand weakens. Total wage growth was projected to soften in 2023. However, higher transfer income — particularly in terms of unemployment insurance (“UI”) and higher interest income resulting from elevated interest rates — was expected to partially offset the moderated wage growth as well as declines in other non-wage income. On balance, personal income growth was expected to slow from 7.4 percent in 2021 to 2.1 percent in 2022 and 4.1 percent in 2023.

As of December 21, 2022, as growth in labor costs no longer appeared to be accelerating, lower oil and gasoline prices in the third quarter of 2022 also brought much-needed relief to the headline CPI inflation. The year-over-year CPI inflation rate went down from a 40-year high of 9.1 percent in June 2022 to 7.7 percent in October 2022. However, core CPI inflation continued to strengthen, despite declines in shipping costs and higher mortgage rates weighing on home prices. Given the ongoing strength in services CPI as of December 21, 2022 — especially housing costs including rent — core CPI inflation was unlikely to return to the Federal Reserve’s 2 percent target in the near future. DOB estimated that CPI in 2022 would grow 8.0 percent, slightly slower than the First Quarterly Update forecast of 8.4 percent. CPI inflation was expected to recede to 3.9 percent in 2023 and normalize to 2.5 percent in 2024, roughly the same pace as projected in the First Quarterly Update forecast.

With further rate hikes and a global economic slowdown on the horizon as of December 21, 2022, the U.S. equity market continued to fall during the third quarter of 2022. The S&P 500 stock price index plunged another 12.6 percent in the third quarter of 2022, following two consecutive quarters of double-digit declines in the first half of 2022. By the end of September 2022, the index had fallen 25 percent compared to its peak at the beginning of January 2022, remaining in a bear market. Stock prices were expected to remain soft throughout the remainder of 2022 and well into 2023, eroding household wealth and putting downward pressure on consumer spending.

As of December 21, 2022, the U.S. economy faced significant downside risks that could potentially tip the economy into recession. If consumer price inflation does not slow markedly in response to the ongoing rate hikes, the Federal Reserve could implement a more aggressive monetary tightening policy, which could further weigh on employment, resulting in larger and more sustained job losses. A higher-than- anticipated rise in interest rates could further raise consumer and business borrowing costs and lead to even sharper declines in the housing market. Additionally, if COVID infections and restrictive policy responses in countries like China persist and continue to spill over into global supply chains, it could further undermine global growth, leading to even slower growth in the United States. Finally, if the war in Ukraine remains unresolved, it could lead to persistently higher energy and other commodity prices and an extended period of supply-chain disruptions, making domestic policymakers’ efforts to control inflation exceedingly difficult.

On the upside, if inflation turns out to be more responsive to monetary tightening than previously anticipated or if rate-sensitive sectors are more resilient to rate hikes and tighter financial conditions, the U.S. economy might experience greater-than-expected output growth. Moreover, a quicker-than-anticipated resolution of supply-chain issues domestically and abroad could ease inflation pressures and drive faster growth.

The New York Economy

The State’s employment recovery experienced a slowdown during the first ten months of 2022, partly due to four-decade-high inflation, the stock market’s poor performance, and the Federal Reserve’s aggressive rate hikes. Despite these challenges, as of December 21, 2022, the State continued to progress in its economic recovery from the global pandemic. Looking forward, additional rate hikes, the growing likelihood of a global economic recession, and the lingering ill effects of the pandemic represented significant economic headwinds for the State as of December 21, 2022.

The most recent release of Current Employment Statistics (“CES”) data for the State showed a monthly average of 24,400 jobs added during the first ten months of 2022, compared to 54,200 in the fourth quarter of 2021. The weaker-than-anticipated jobs growth reported in the CES data, the further anticipated rate hikes by the Federal Reserve, and the growing risk of a national recession were expected as of December 21, 2022 to drag employment growth lower. The State’s overall employment was estimated to grow by 4.2 percent in 2022 and only 0.8 percent in 2023 as of December 21, 2022.

Although the nation had recovered all of its pandemic-related job losses by August 2022, the State had recovered only 84.4 percent of its losses as of October 2022. This difference is partly attributed to New York City (the “City”) and the unique challenges large and densely populated metropolitan areas face in the wake of the pandemic. These challenges include the City’s extraordinary concentration of high-skilled/high-income workers and business professionals. These workers have a high potential for remote work, allowing them to relocate. This untethering ultimately contributed to the State’s net population loss of 319,000 in 2021, shrinking the size of the State’s workforce. Additionally, the City’s tourism and business travel remained below their pre-pandemic levels as of December 21, 2022, even with significant improvement in domestic tourism this year. These factors — in conjunction with stagnating employment growth in the rest of the State — result in the State not being expected to surpass its pre-pandemic employment level on the current forecast for several years.

The stock market remained in bear market territory as of early November of 2022, with the S&P 500 stock price index down more than 20 percent from the beginning of the year. This poor equities’ performance — as well as persistent inflation, rapidly rising interest rates, and the heightened risk of a global downturn — brought about even more erratic market volatility, which has kept some prospective financial sector clients on the sidelines as of December 21, 2022. During the first ten months of 2022, initial public offering issuances declined by 94 percent on a year-over-year basis, and debt underwriting declined by 38 percent. As a result of the stock market’s weak performance — projected as of December 21, 2022 to experience further declines through early 2023 — finance and insurance bonuses were expected to fall by 17.6 percent in fiscal year (“FY”) 2023, followed by growth of only 1.3 percent in FY 2024. Bonuses in nonfinancial sectors were also expected to experience a significant decline due to the important role the financial industry plays in the State’s economy. As a result, total bonuses were expected to decline by 17.9 percent in FY 2023, followed by an increase of only 1.7 percent in FY 2024.

As of December 21, 2022, non-bonus average wage growth was expected to moderate in FY 2023 due to weakening economic conditions and a softening labor market. Total wages were projected to grow by 2.7 percent in FY 2023, followed by a growth of 3.8 percent in FY 2024.

The BEA recently released State personal income data for the second quarter of 2022. In addition, BEA revised State personal income data for the previous five years. As a result, State non-wage income was revised up for FY 2022 from a decline of 9.0 percent to a drop of 8.7 percent. Non-wage income was expected to decline by 1.1 percent in FY 2023, followed by growth of 4.1 percent in FY 2024. State personal income was expected to grow by 0.9 percent in FY 2023, similar to the First Quarterly Update forecast, followed by a growth of 3.9 percent in FY 2024.

As of December 21, 2022, the State faced many of the same risks as the United States. The Federal Reserve could be overly aggressive in monetary tightening to rein in inflation and bring about a recession. As the nation’s financial capital, the State economy has significant exposure to the volume of financial market activity and the volatility in equity markets. Moreover, the persistence of supply-chain disruptions and Russia’s prolonged war in Ukraine could add further upward pressure to inflation. Either of these factors could increase the equity market’s volatility and contribute to layoffs and lower bonuses, slowing overall wage growth. More locally, the ongoing persistence of telework, the continued relocation of urban-based workers outside of the State, and the decline in State population remain long-run downside risks to total wages and employment. Likewise, international tourism remains well below its pre-pandemic level, and a strong dollar could slow the recovery in sectors that rely on tourism spending. Finally, as of December 21, 2022, the State and the nation remained vulnerable to consumers’ and businesses’ reluctance to return to pre-pandemic norms — especially spending patterns in service-oriented industries.

As of December 21, 2022, the State faced some upside risks, including the potential for a more rapid and substantial return to an in-office working environment — especially in densely populated urban areas like the City. This shift could propel stronger growth through higher output and employment in office support services, including facilities support services, business support services, office administrative support services, eating and drinking establishments, and other consumer service- based establishments. A sooner-than-expected lifting of COVID-19 restrictions by other countries can also bring more tourists to the State, which helps the recovery of the leisure and hospitality sector. Additionally, a swifter-than-anticipated end to Russia’s war in Ukraine could ease energy prices and the associated supply chain disruptions, benefiting the State economy.

FINANCIAL PLAN OVERVIEW

The FY 2023 Budget Process

The Governor submitted the FY 2023 Executive Budget, with amendments, to the Legislature on February 17, 2022. The Executive Budget Financial Plan provided for balanced General Fund operations in each year of the Financial Plan. Spending growth in State Operating Funds was estimated at 3.2 percent. The FY 2023 Executive Budget proposed initiatives intended to advance the State’s recovery from the COVID-19 pandemic, including tax relief for individuals and small businesses; investments to improve health care access, quality, and affordability; wage increases for workers in the health, mental health, and social services sectors; rate increases for service providers; and funding increases for a range of other essential services. In addition, the Financial Plan included a $2 billion reserve funded from FY 2022 operations that was intended to finance additional pandemic relief initiatives in FY 2023 (the “pandemic reserve”). As of December 21, 2022, it was expected that the uses of the pandemic reserve would be negotiated with the Legislature as part of the budget process.

On March 1, 2022, the Director of the Budget and the secretaries of the Senate Finance Committee and Assembly Ways and Means Committee issued a joint report containing a consensus forecast for the economy and projections of certain receipts for the current and ensuing FY. In the report, the parties agreed that total receipts would exceed the Executive Budget forecast in the range of $800 million to $1.2 billion over a two-year period (FYs 2022 and 2023).

On March 29, 2022, the Legislature enacted the annual debt service appropriations, without amendment, in advance of the new FY that began on April 1. In the following days, the Governor and Legislative leaders reached agreement on the outlines of the budget for FY 2023, with the Legislature completing final action on the budget bills on April 9, 2022. The Governor completed her review of the budget bills on April 21, 2022.

Since enactment of the FY 2023 Budget, the Legislature has passed several bills that, if approved by the Governor, could result in significant new costs to the General Fund in FY 2023 and future years. The bills are expected to be sent to the Governor for her consideration in the coming months. DOB will reflect the fiscal impact of bills that are approved by the Governor in future updates to the Financial Plan.

The State also reached an agreement with the Civil Service Employees Association (“CSEA”) for a five-year term covering FY 2022 - FY 2026, which is subject to ratification by the membership. The agreement provides annual 2 percent salary increases in FY 2022 and FY 2023, and annual 3 percent salary increases in FY 2024 through FY 2026, as well as other compensation and is partly offset by health insurance benefit design changes. The State expects to allocate the reserve for labor settlements and agency operations previously set aside for this purpose following ratification. There can be no assurance that amounts informally reserved in the Financial Plan for labor settlements and agency operations will be sufficient to fund the cost of future labor contracts with other bargaining units.

Summary of Revisions to the Executive Budget Proposal

As of December 21, 2022, DOB estimates that the budget enacted by the Legislature and approved by the Governor is balanced in FY 2023, as required by law. In addition, the multi-year Financial Plan showed no budget gaps through FY 2027, with available resources generated from operations in FY 2022, and, to a lesser extent, expected to be generated in FY 2023, allocated over multiple years to eliminate the budget gaps that would otherwise have occurred in FYs 2024 through 2027. Without the application of FY 2022 and FY 2023 resources, the Financial Plan would show budget gaps starting in FY 2024.

Negotiated Changes. The budget agreement authorized an estimated $4.76 billion in additions to the General Fund compared to the FY 2023 Executive Budget Financial Plan, consisting of $3.6 billion in new spending and $1.1 billion in tax relief. The new costs are funded by the pandemic assistance reserve funded from FY 2022 operations ($2 billion), the higher tax receipts attributable to the consensus revenue agreement ($1.2 billion), health care savings from FY 2022 ($800 million) and Federal aid available for eligible health care and childcare investments ($650 million).

The additions to the General Fund consist of recurring and non-recurring costs. Recurring additions carry an estimated cost of $1.1 billion in FY 2023, annualizing to $2.8 billion in the out-years of the plan. Initiatives that drive recurring costs include a $3 increase in the minimum wage for home health care workers, additional funding for full-day prekindergarten, and expanded eligibility for childcare services. In addition, the final budget agreement included the restoration (i.e., rejection) of several Executive Budget savings proposals in the areas of health care and education.

As of December 21, 2022, non-recurring additions were estimated at $3.6 billion in FY 2023. The largest additions include emergency rental assistance (State-share: $800 million); aid to hospitals in financial distress ($800 million); a temporary suspension of certain fuel taxes and an accompanying “hold harmless” provision for dedicated transportation funds ($609 million); aid to address utility arrears ($250 million); a one-time increase in the Earned Income Tax Credit and Empire State Child Credit ($475 million); and emergency aid to homeowners and landlords ($125 million). In addition, nearly all the discretionary additions for individual program areas are not continued after FY 2023.

Other Revisions. Outside of the negotiated changes outlined above, DOB made other revisions to the Executive Budget Financial Plan based on FY 2022 results, tax collections through April 2022, and updated economic data.

Revisions to the revenue and expense forecast result in savings in FY 2023 and modest cost increases in the outyears of the plan. Tax receipts increased in comparison to the Executive Budget forecast, based mainly on the strength of business tax collections through April 2022. While the personal income tax (“PIT”) performed better than expected through April, DOB is making no changes to any of the components as of December 21, 2022 (except for the timing of PIT refunds originally expected to be made in March 2022 and now expected in FY 2023). As of December 21, 2022, it had determined that instability in the financial markets and the growing risk of an economic downturn called for a wait-and-see approach. Disbursements were lowered in FY 2023, due mainly to the extension of enhanced FMAP through September 2022 (reduced by the costs of compliance with Federal rules for receiving the enhanced rate).

Lastly, revisions were made to reflect the management of surplus resources generated in FY 2022 and used to help maintain balanced operations through FY 2027. DOB estimates that, absent the execution of prepayments and management of reimbursements and advances, the General Fund would have ended FY 2022 with a cash balance that was $10.5 billion higher than the Executive Budget estimate. This reflected both stronger receipts ($5.8 billion) and lower disbursements ($4.7 billion). Actions were taken at the close of FY 2022 to allocate $7.5 billion of the unplanned cash resources to help ensure the General Fund would remain in balance through FY 2027. The actions consisted of the prepayment of debt service due in future years and the management of advances and reimbursements. The remaining balance of $3 billion accrued to the General Fund closing balance and has been programmed for use in FY 2023 and later.

Cash Positioning

As of December 21, 2022, DOB expects that the General Fund will have sufficient liquidity in FY 2023 to make all planned payments as they become due. DOB continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax bonds, continues to be set aside as required by law and bond covenants.

Receipts

As of December 21, 2022, General Fund receipts, including transfers but excluding pass-through entity tax (“PTET”), were expected to total $99.7 billion in FY 2023, an increase of $3.3 billion over FY 2022.

As of December 21, 2022, tax receipts, excluding the impact of PTET, but including transfers after payment of debt service, were estimated to total $95.6 billion in FY 2023, an increase of $10.3 billion (12.1 percent) from FY 2022. The increase reflects projected growth in tax receipts and the impact of prepayments of future debt service costs. Excluding the prepayments, tax receipts were estimated to increase by 5.1 percent from FY 2022.

As of December 21, 2022, PIT receipts, excluding PTET and debt prepayments, were estimated to total nearly $67.3 billion in FY 2023, an increase of $3.4 billion (5.4 percent) from FY 2022 reflecting underlying growth in collections. The actual and planned prepayments of debt service due in future years reduce reported PIT receipts in the FY in which the payments are made and increase PIT receipts in the FYs in which the debt service was originally scheduled to be paid. Debt prepayments reduce General Fund PIT receipts by $4.3 billion in FY 2022 and $925 million in FY 2023.

As of December 21, 2022, consumption/use tax receipts, including transfers after payment of debt service on Sales Tax Revenue Bonds, were estimated to total $16.6 billion in FY 2023, an increase of $2.2 billion (15 percent) from FY 2022. This includes the impact of the prepayment of debt service in FY 2022, which reduces receipts by $2.25 billion. Base sales tax growth was estimated at 8 percent in FY 2023 and was offset by the drop in tax revenue attributable to the temporary suspension of taxes on gasoline and diesel motor fuel from June 1, 2022 to December 31, 2022 and estimated declines in cigarette and tobacco tax collections.

As of December 21, 2022, business tax receipts, excluding PTET, were estimated at $9.9 billion in FY 2023, an increase of $1.4 billion (16.2 percent) from FY 2022. The increase is primarily attributable to an increase in Corporate Franchise Tax (“CFT”) gross receipts due to the temporary increase in the business income and capital base rates enacted in FY 2022.

As of December 21, 2022, other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air Bonds, were expected to total $2.8 billion in FY 2023, a decrease of $47 million from FY 2022. This is primarily due to a decline in the real estate transfer tax due to a leveling off following several record-high monthly collections amounts in FY 2022.

As of December 21, 2022, miscellaneous receipts were projected to decline by $130 million from FY 2022 driven by lower projected abandoned property, license fees and reimbursements in FY 2023. The State used $4.5 billion from American Rescue Plan of 2021 (“ARP”) recovery aid in FY 2022 and plans to use another $2.4 billion from ARP recovery aid in FY 2023. Non-tax transfers in FY 2023 includes a transaction risk reserve that offsets total projected transfers from other funds. This reserve has been increased by $2.1 billion in FY 2023 to hedge against risks to receipts that may materialize later in the FY or in FY 2024. The transaction risk reserve totals $4.1 billion in FY 2023 exceeding the $3.6 billion in other non-tax transfers by $430 million. Non-tax transfers, excluding the risk reserve, were projected to decline by $608 million from FY 2022 due to the transfer of a large Tribal State Compact Fund receipt in FY 2022.

Disbursements

As of December 21, 2022, General Fund disbursements, including transfers to other funds, were expected to total nearly $95.2 billion in FY 2023, an increase of $6.3 billion (7.0 percent) from FY 2022. The growth in spending is attributable to initiatives and investments in nearly all major programs, including health care, School Aid, mental hygiene, social services, one-time bonus payments to health care/direct care workers, and recovery assistance to individuals and small businesses.

As of December 21, 2022, local assistance spending was estimated at $65.1 billion in FY 2023, an increase of $6.7 billion from FY 2022. In FY 2023, healthcare and direct workers earning less than $125,000 will receive a State-funded bonus payment of up to $3,000 at an estimated cost of $1.3 billion. School Aid and Medicaid, the largest local programs, were projected to increase spending by a combined $3.8 billion in FY 2023. School Aid was estimated to increase by $1 billion on a State FY basis, primarily driven by the continuing phase-in of the Foundation Aid formula. Medicaid spending was projected to grow by $2.8 billion, reflecting the new method for calculating allowable spending growth under the Global Cap; increased costs related to minimum wage and funding the local share of program growth; and the expected expiration of eFMAP in March 2023.

As of December 21, 2022, other areas with significant growth include the Office of Temporary and Disability Assistance (“OTDA”) ($1.3 billion) driven by rental assistance and homeless housing services; mental hygiene ($678 million) for expanded services, increased capacity, and a 5.4 percent human services Cost-of-Living Adjustment (“COLA”); education and special education programs ($344 million) for increased provider tuition rates, increased enrollment, and charter school supplemental tuition; utility arrears assistance ($250 million); public health and aging ($254 million); public protection and safety ($122 million); and other programs including child care, housing, and economic development.

As of December 21, 2022, agency operations costs, including fringe benefits, were expected to total $21.9 billion in FY 2023, an increase of $1.2 billion from FY 2022. The annual change is partly driven by several nonrecurring transactions processed in FY 2022, including the funding of $2.2 billion of eligible payroll costs, including fringe benefits, from the Coronavirus Relief Fund (“CRF”), which lowered FY 2022 spending. The lower spending in FY 2022 was partly offset by the ongoing purchase of COVID-19 test kits, payment of retroactive salary increases, and the transfer of additional funds to the Retiree Health Benefit Trust Fund (“RHBTF”). In addition, FY 2023 spending includes an offset of $800 million for expected Federal Emergency Management Agency (“FEMA”) reimbursement that lowers spending. Excluding these nonrecurring transactions, operational costs are projected to increase in FY 2023 due to rising energy and commodity prices and negotiated general salary increases.

As of December 21, 2022, General Fund transfers to Other Funds were projected to total $8.2 billion in FY 2023, a decrease of $1.7 billion from FY 2022. Transfers for capital projects were expected to decline by $2.5 billion reflecting the timing of bond reimbursements and a $931 million transfer to the Metropolitan Transportation Authority (“MTA”) accelerated from FY

2023 to March 2022 and are partly offset by higher transfers for State University of New York (“SUNY”) ($135 million) and all other transfers ($731 million) mainly for health care, indigent legal services and transportation and transit support.

FY 2022 Closing Balance

As of December 21, 2022, excluding the PTET reserve for the timing of PTET/PIT credits and the reserve for extraordinary monetary settlements to fund existing commitments and projects, DOB estimated the General Fund would end FY 2023 with a balance of $19.6 billion, an increase of $4.8 billion over FY 2022. Principal reserves were expected to increase by $5.1 billion — $3.1 billion in statutory Rainy Day Reserves and $2.0 billion set aside for economic uncertainties. The balance available for all other purposes was expected to decrease by $299 million. The change is due to the combination of amounts used to fund new commitments, including pandemic relief and recovery assistance, in the FY 2023 Enacted Budget and available for FY 2024 operations ($1.6 billion), which are partly offset by increased set-asides for debt management and labor settlements ($1.3 billion).

Cash Flow

State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (“STIP”). Loans to the General Fund are limited to a term not to exceed four months or the end of the FY, whichever is shorter. The resources that can be borrowed by the General Fund are limited to available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State, held in internal service and enterprise funds, as well as certain agency funds. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consisted of bond proceeds and money obligated for debt service payments.

The FY 2023 Enacted Budget authorized short-term financing for liquidity purposes during the FY. In doing so, it provides a tool to help the State manage cashflow, if needed, and more effectively deploy resources as the State continues to respond to the pandemic. Specifically, the authorization allows for the issuance of up to $3 billion of PIT revenue anticipation notes which mature no later than March 31, 2023. It also allows up to $2 billion in line of credit facilities, to be drawn through March 31, 2023, subject to available appropriation. Neither authorization allows borrowed amounts to be extended or refinanced beyond their initial maturity. The Updated Financial Plan does not assume the use of short-term financing for liquidity purposes during FY 2023. DOB evaluates cash results regularly and may adjust the use of notes and/or the line of credit based on liquidity needs, market considerations, and other factors.

As of December 21, 2022, the State continued to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax Revenue bonds, continued to be set aside as required by law and bond covenants.

APRIL – SEPTEMBER 2022 OPERATING RESULTS

Summary of General Fund Operating Results

The General Fund ended September 2022 with a balance of $50 billion, $10.9 billion above the initial estimate. The higher balance was driven by stronger than expected tax receipts which exceeded expectations by nearly $5 billion. Since the adoption of the FY 2023 Enacted Budget, DOB has recognized stronger receipts to date with upward revisions to the General Fund tax receipts estimates in FY 2023 of roughly $3 billion. Disbursements through September were nearly $5 billion lower than initial estimates due mainly to routine timing variances in local aid payments and capital spending. Through September 2022, General Fund receipts, including transfers from other funds, totaled $56.1 billion, $5.9 billion (11.7 percent) above the initial estimate. Tax receipts exceeded projections by nearly $5 billion due primarily to higher current year estimated payments and lower current year refunds. Lower refunds were partly offset by higher refunds related to Tax Year 2022 refund payments advanced to eligible taxpayers prior to filing final returns. Higher consumption/use tax receipts were due to stronger than expected sales tax collections. PTET collections were below initial projections due to higher-than-expected refunds for prior overpayments by taxpayers. The receipt of four super-large estate tax payments and the continued strong performance of the real estate market, especially in the City, contributed receipts in other taxes that exceeded initial projections. Miscellaneous receipts and grants through September were $351 million above initial estimates mainly attributable to higher than projected revenues from investment income ($195 million), refunds and reimbursements ($73 million), licenses and fees ($38 million) and Extraordinary Monetary Settlements ($30 million).

Transfers from other funds exceeded initial estimates by $560 million due to a higher than projected transfer from Mental Health Services fund ($605 million), partially offset by lower than projected transfers from the Federal Health and Human Services ($33 million) and USDA Food and Nutrition Service ($10 million) funds.

General Fund disbursements, including transfers to other funds, totaled $39.2 billion, nearly $5 billion (11.3 percent) below the initial estimate. The largest variances from the initial plan are summarized below.

Local assistance spending was $2.9 billion below the initial estimates with lower spending occurring in nearly all major functions and programs as a result of routine timing variances.

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Medicaid ($790 million lower) attributable primarily to lower than anticipated claims ($1.2 billion) reflecting under-utilization in Long-Term Care services, and higher than anticipated COVID eFMAP offsets ($135 million). This underspending was partially offset by accelerated State-only payments to financially distressed hospitals ($235 million) and Upper Payment Limit Conversion credits ($225 million).

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Mental Hygiene ($630 million lower) due to lower than estimated spending in the Office for People with Developmental Disabilities (“OPWDD”) Residential Habilitation and Day Habilitation programs ($291 million), and timing-related changes from initial projections across various Office of Mental Health (“OMH”) ($266 million) and Office of Addiction Services and Supports (“OASAS”) ($71 million) programs.

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School Aid ($431 million lower) due primarily to lower-than-expected spending on Excess Cost Aid ($174 million), Prekindergarten programs ($141 million), and School Aid Categorical Programs ($139 million), partially offset by higher spending on General Aid ($58 million).

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OTDA ($331 million lower) due primarily to lower than anticipated spending on Rental Assistance programs ($241 million), Social Security Income (“SSI”) ($46 million), and the Empire State Supportive Housing Initiative (“ESSHI”) ($44 million).

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Public Health ($120 million lower) attributable primarily to delays in new workforce investment programs ($100 million) and the timing of General Public Health Work (“GPHW”) county claims ($25 million).

•	Higher Education ($80 million lower) due to lower than anticipated spending for Higher Education Services Corporation’s (“HESC”) Tuition Assistance Program.
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All Other Education ($70 million lower) driven primarily by slower than expected preschool special education payments ($141 million). This underspending was partially offset by the timing of New York City Charter School Facilities Aid payments ($43 million) and summer school special education payments ($36 million).

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All other local assistance spending ($341 million lower) reflects a reclassification of SUNY’s Disproportionate Share Hospital (“DSH”) payment ($193 million) and lower-than-anticipated spending on Labor ($66 million), the Division of Housing and Community Renewal (“DHCR”) ($55 million), the Division of Criminal Justice Services ($47 million), the State Office for the Aging (“SOFA”) ($36 million) and the Judiciary ($23 million). Underspending was partially offset by higher than projected spending by the Department of Public Service ($50 million), due to the timing of payments for the COVID utility arrears relief program, and Empire State Development (“ESD”) ($41 million).

Agency operations spending, including fringe benefits, was $361 million below the initial estimate due mainly to the reconciliation of FY 2022 health insurance costs and lower than projected Personal Service (“PS”) spending as agencies continue to face challenges with staff recruitment and retention.

Transfers to other funds were $1.8 billion lower than initially planned due mainly to slower than anticipated capital spending and the timing of capital reimbursements from bond proceeds.

Summary of All Governmental Funds Operating Results

All Governmental Funds ended September 2022 with a balance of $74.1 billion, $14 billion above the initial estimate.

Receipts

All Funds receipts totaled $116.8 billion, exceeding initial estimates by $4 billion due to higher tax collections and miscellaneous receipts consistent with the General Fund summary of variances described earlier. Federal receipts were lower than planned through September 2022 due to the timing of Federal operating aid spending and reimbursements.

Spending

State Operating Funds spending was $3.8 billion below the initial estimate. Variances in local assistance and agency operations spending, including General State Charges (“GSCs”), are consistent with the General Fund summary of variances described earlier.

Capital projects spending was $2.7 billion (32.2 percent) lower than initial projections due to routine timing delays in various construction projects including: Economic Development ($819 million) related to labor shortages for ESD projects; Education ($450 million) due to COVID-related project delays at SUNY and City University of New York (“CUNY”) and delays in the submission and processing of Smart Schools Bond Act claims; Transportation ($436 million) attributable to the timing of Department of Transportation (“DOT”) construction projects; DHCR ($362 million) due to variable market conditions that impact the closedown of projects; Department of Health (“DOH”) ($230 million) due to lower than expected grantee reimbursement submissions for Capital Restructuring Financing Programs and Statewide Healthcare Facility transformation; and Parks & Environment ($175 million) related to the timing of water infrastructure projects.

Federal operating aid spending was $3.4 billion (8.3 percent) below initial projections. The largest variances occurred in the following areas:

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Medicaid, including administrative costs, ($1.8 billion lower) primarily attributable to slower than expected spending on Home and Community-Based Services (“HCBS”) initiatives funded by the ARP due to delays in Federal Center for Medicare & Medicaid Services (“CMS”) approvals, and the timing of district claiming and payments.

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School Aid ($1.2 billion lower) due primarily to the timing of COVID-19-related grants ($1.4 billion) and Elementary and Secondary Education Act Title grants ($194 million), partially offset by higher spending on U.S. Department of Agriculture School Lunch Act grants ($399 million).

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All Other Education ($104 million lower) driven by slower than anticipated spending on Individuals with Disabilities Education Act (“IDEA”) grants ($91 million) and COVID-related Non-Personal Service (“NPS”) expenses ($15 million), partially offset by higher-than-expected school food program administrative spending ($2 million).

•	Essential Plan (“EP”) ($168 million higher) due to the accelerated timing of a $200 million quality pool payment in June.
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Social Services ($113 million higher) due to the Emergency Rental Assistance Program (“ERAP”) ($223 million), the Flexible Fund for Family Services ($90 million), and Home Energy Assistance Program (“HEAP”) ($135 million); partially offset by lower-than projected spending on public assistance benefit payments ($214 million) and Child Care ($194 million).

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Other Federal spending was lower than projected due primarily to delayed FEMA reimbursements for certain NPS costs ($200 million) and underspending on Homeland Security and Emergency Services ($191 million), Economic Development ($115 million), SUNY ($59 million) and DHCR ($21 million).

All Governmental Funds Results Compared to Prior Year

The September 2022 All Funds balance, totaling $74.1 billion, was $30.5 billion higher than the prior year due to a larger opening balance in FY 2023 ($34.8 billion), partly offset by higher disbursements ($4.4 billion).

Receipts

Tax collections through September 2022 were $5.4 billion higher than through the same period in FY 2022. Higher receipts were primarily driven by PTET collections ($6.3 billion), which the State did not begin to collect until December 2021, and business taxes ($681 million), attributable to an increase in CFT and insurance gross receipts and audits. Consumption/use tax collections grew by $518 million mostly due to moderate growth in sales tax collections, partially offset by the temporary suspension of the sales tax and motor fuel tax. The year-to-year increase in other taxes ($508 million) is primarily driven by larger than anticipated estate tax collections and a stronger than expected real estate market, particularly in the City.

PIT receipts were $2.6 billion (7.3 percent) lower than the prior year, which was largely attributable to the impact of the PTET program. Current year estimated payments were lower due to anticipated tax year 2022 PTET PIT credits and higher current year refunds attributable to claimed tax year 2021 PTET PIT credits. Lower PIT receipts also reflect increased Homeowner’s Tax Refund Credit, partially offset by increases in extensions, final returns, and withholdings.

The year-to-year increase in miscellaneous receipts ($3.8 billion) is due primarily to the timing of reimbursements for capital projects ($2.7 billion), and higher-than-projected receipts from mobile sports wagering ($287 million), investment income ($201 million), Financial Services ($100 million), SUNY operating revenues ($138 million) and Opioid Settlements ($93 million).

Federal receipts through September 2022 were $9.1 billion lower than through the same period last year largely due to the receipt of $12.75 billion in ARP aid in May of 2021.

Spending

State Operating Funds spending totaled $52.6 billion through September 2022, an increase of $3.6 billion (7.3 percent) as compared to the same period in FY 2022.

Local assistance spending through September 2022 was $3 billion higher than in the prior year. The largest spending changes included the following:

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School Aid ($1.6 billion higher) which is primarily driven by higher General Aid payments, ($882 million), related to the second year of the three-year phase-in of full funding of Foundation Aid as reflected in a higher level of appropriated spending in the Enacted Budget, and education payments supported by higher Mobile Sports Wagering ($615 million), Lottery ($50 million) and video lottery terminals (“VLT”) ($48 million) receipts. Medicaid ($880 million higher) primarily due to higher Medicaid claims ($1.4 billion), attributable to increased enrollments in Managed Care associated with the continuation of the Public Health Emergency (“PHE”). The increased spending was partly offset by certain timing related transactions including the carryover of eFMAP savings into FY 2023.

•	Mental Hygiene ($480 million higher) attributable to a higher OPWDD FY 2023 Local Share Adjustment ($629 million), partially offset by a shift to the Mental Hygiene Stabilization Fund ($199 million).
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OTDA ($412 million higher) due to increased spending on ERAP ($282 million), the Landlord Rental Assistance Program ($70 million), Public Assistance benefits ($25 million) and Adult Shelter/Public Homes ($25 million).

•	Transportation ($265 million higher) primarily due to increased support for the MTA.
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Office of Children and Family Services (“OCFS”) ($242 million higher) due to increased spending on Child Care ($104 million), Child Welfare Services ($76 million), and Foster Care Block Grants ($42 million).

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All Other Education ($61 million higher) related to the timing of New York City Charter School Facilities Aid payments ($46 million) and preschool special education payments ($44 million), partially offset by lower spending on Fiscal Stabilization grants ($26 million).

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Higher Education ($424 million lower) primarily attributable to a higher CUNY Senior College payment in FY 2022 ($521 million), partially offset by higher spending for SUNY Community College Operating Aid ($102 million).

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All Other local assistance ($651 million lower) primarily due to the one-time payments for the Excluded Workers program in FY 2022 ($931 million) and the ESD Small Business Pandemic Relief program ($101 million). The spending decrease is partially offset by higher public service spending for COVID utility arrears relief payments in FY 2023 ($250 million) and the disbursement of tribal state casino payments received in April of 2022 owed to host localities ($144 million). Agency operations spending increased by $710 million (7.7 percent) over the prior year due largely to the offset of eligible State costs through the CRF in June and July of 2021. Annual fringe benefits spending declined ($345 million) due to reconciliation of FY 2022 health insurance costs and a reduced pension costs in FY 2023 that reflect lower employer contribution rates following extraordinary market returns in FY 2021.

Increased Federal operating spending ($1.4 billion) was due predominantly to the following:

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Medicaid ($2.8 billion higher) due to significantly higher claims spending ($2.7 billion) associated with increased enrollments stemming from Federal Maintenance of Effort restrictions on recipient disenrollment, and the timing of HCBS ARP Funding ($679 million), which was not available to the State in FY 2022. Overspending was partially offset by the timing of offline payments including the Managed Care and Managed Long Term Care Encounter Withhold payments ($663 million) and higher than anticipated cash audit collections ($66 million).

•	EP ($155 million higher) attributable to a quality pool payment ($200 million), which was not processed in FY 2022, partially offset by lower than projected enrollee costs.
•	All Other Education ($87 million lower) primarily related to the timing of IDEA grant claims and payments.
•	Public Health ($232 million lower) due to significant COVID related spending in FY 2022 and Federal offsets applied in FY 2023.

•	OCFS ($462 million lower) driven by decreased spending on Child Welfare Services ($227 million), Child Care ($145 million), and Title XX ($90 million) due to payment timing.
•	All Other Federal spending ($834 million lower) reflects non-recurring funding of eligible costs through the CRF in the first six months of FY 2022.

Impact of Federal Tax Law Changes

The Tax Cuts and Jobs Act of 2017 (“TCJA”) made major changes to the Federal Internal Revenue Code, most of which were effective in TY 2018. The TCJA made extensive changes to Federal PIT, corporate income taxes, and estate taxes.

The State’s income tax system interacts with the Federal system. Changes to the Federal tax code have significant flow-through effects on State tax burdens and concomitantly on State tax receipts. One key impact of the TCJA on State taxpayers is the $10,000 limit on the deductibility of State and Local Tax (“SALT”) payments, which, until its scheduled expiration after 2025, represents a large increase in the State’s effective tax rate relative to historical experience and may adversely affect New York’s economic competitiveness.

Moreover, the TCJA contains numerous provisions that may adversely affect residential real estate prices in the State and elsewhere, of which the SALT deduction limit is the most significant. A loss of wealth associated with a decline in home prices could have a significant impact on household spending in the State through the wealth effect, whereby consumers perceive the rise and fall of the value of an asset, such as a home, as a corresponding increase or decline in income, causing them to alter their spending practices. Reductions in household spending by New York residents, if they were to occur, would be expected to result in lower sales for the State’s businesses which, in turn, would cause further reductions in economic activity and employment. Lastly, falling home prices could result in homeowners delaying the sale of their homes. The combined impact of lower home prices and fewer sales transactions could result in lower real estate transfer tax collections.

The TCJA changes may intensify migration pressures and decrease the value of home prices, thereby posing risks to the State’s tax base and current Financial Plan projections.

State Response to Federal Tax Law Changes

Pass-Through Entity Tax. As part of the State’s continuing response to Federal tax law changes and in connection with the FY 2022 Enacted Budget, the State Legislature enacted an optional PTET on the New York sourced income of partnerships and S corporations. Qualifying entities that elect to pay PTET pay a tax of up to 10.9 percent on their taxable income at the partnership or corporation level and their individual partners, members and shareholders receive a refundable tax credit equal to the proportionate or pro rata share of taxes paid by the electing entity. Additionally, the program includes a resident tax credit that allows for reciprocity with other states that have implemented substantially similar taxes, which currently include Connecticut and New Jersey as of December 21, 2022.

As of December 21, 2022, DOB expects that, on a multi-year basis, the PTET will be revenue neutral for the State as individual taxpayers claim credits against their PIT liabilities that reflect PTET payments made at the entity level. However, because PTET credits are not necessarily realized by taxpayers within the same FY that PTET revenue is received by the State, the PTET will not be revenue-neutral to the State within each FY.

The Updated Financial Plan includes estimates for PTET receipts and the corresponding decrease in PIT receipts. The overall effect on projected receipts to the Revenue Bond Tax Fund (“RBTF”), to which 50 percent of both PIT and PTET receipts are deposited, is that PTET increased FY 2022 receipts and is projected to decrease FY 2023 receipts by a significant amount.

The U.S. Treasury Department and the Internal Revenue Service (“IRS”) have determined, as of December 21, 2022, that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the PTET, are allowable as a Federal deduction to taxable income. In November 2020, the IRS released Notice 2020-75, which announced that the Treasury and IRS intend to issue clarifying regulations with respect to such pass-through taxes. As of December 21, 2022, the IRS had not yet issued such proposed regulations.

Employer Compensation Expense Program/Charitable Gifts Trust Fund. Other State tax reforms enacted in TY 2018 to mitigate issues arising from the TCJA, included decoupling many State tax provisions from the Federal changes, creation of an optional payroll tax program, the Employer Compensation Expense Program (“ECEP”), and establishment of a new State Charitable Gifts Trust Fund.

The Charitable Gifts Trust Fund was established in TY 2018 to accept gifts for the purposes of funding health care and education in the State. Taxpayers who itemize deductions were able to claim these charitable contributions as deductions on their Federal and State income tax returns. Any taxpayer who donates may also claim a State tax credit equal to 85 percent of the donation amount for the TY after the donation is made. However, after enactment of this program, the IRS issued regulations that impaired the ability of taxpayers to deduct donations to the Charitable Gifts Trust Fund from Federal taxable income while receiving State tax credits for such donations.

Through FY 2022, the State received $93 million in charitable gifts deposited to the Charitable Gifts Trust Fund for healthcare and education ($58 million and $35 million, respectively). As of December 21, 2022, charitable gifts to date have been appropriated and used for the authorized purposes.

As part of State tax reforms enacted in 2018, taxpayers may claim reimbursement from the State for interest on underpayments of Federal tax liability for the 2019, 2020 and 2021 TYs, if the underpayments arise from reliance on the 2018 amendments to State Tax Law. To receive reimbursement, taxpayers are required to submit their reimbursement claims to the Department of Taxation and Finance (“DTF”) within 60 days of making an interest payment to the IRS. As of December 21, 2022, the State has not received any claims for reimbursement of interest on underpayments of Federal tax liability.

The Updated Executive Budget Financial Plan does not include any estimate of the magnitude of the possible interest expense to the State. Any such interest expense would depend on several factors including the rate of participation in the ECEP; magnitude of donations to the Charitable Gifts Trust Fund; amount of time between the due date of the Federal return and the date any IRS underpayment determination is issued; Federal interest rate applied; aggregate amount of Federal tax underpayments attributable to reliance on the 2018 amendments to State tax law; and frequency at which taxpayers submit timely reimbursement claims to the State.

Litigation Challenging Limitation of Charitable Contributions Deductibility. On June 13, 2019, the IRS issued final regulations (Treasury Decision 9864) that provided final rules and additional guidance with respect to the availability of Federal income tax deductions for charitable contributions when a taxpayer receives or expects to receive a State or local tax credit for such charitable contributions. These regulations require a taxpayer to reduce the Federal charitable contribution deduction by the amount of any State tax credit received due to such charitable contribution. This rule does not apply if the value of the State tax credit does not exceed 15 percent of the charitable contribution. Regulations were made retroactive to August 27, 2018 (the date on which the U.S. Treasury Department and IRS first published proposed regulatory changes).

On July 17, 2019, New York State, joined by Connecticut and New Jersey, filed a Federal lawsuit in the United States District Court for the Southern District of New York challenging these charitable contribution regulations. Among other things, the lawsuit seeks to restore the full Federal income tax deduction for charitable contributions, regardless of the amount of any State tax credit provided to taxpayers as a result of contributions made to the Charitable Gifts Trust Fund, in accordance with precedent since 1917. The Federal defendants moved to dismiss the complaint, or alternatively for summary judgment, on December 23, 2019. The states responded and filed their own motion for summary judgment on February 28, 2020. Briefing on the motions was completed in July 2020. The district court denied the states’ request for oral argument on March 16, 2021, but a decision on the outstanding motions to dismiss, and cross-motions for summary judgment, remains pending as of December 21, 2022.

STATE GOVERNMENT EMPLOYMENT

As of March 31, 2022, the State had approximately 169,300 Full-Time Equivalent (“FTE”) annual salaried employees funded from all funds, including some part-time and temporary employees, independently elected agencies and university systems, but excluding seasonal, legislative and judicial employees. The workforce is projected to total 184,000 positions at the end of FY 2023. The State workforce subject to direct Executive control is expected to total 118.802 FTE positions at the end of FY 2023. The State workforce peaked in 1990, at approximately 230,000 positions.

OTHER MATTERS AFFECTING THE STATE FINANCIAL PLAN

General

The Updated Financial Plan is subject to economic, social, financial, political, public health and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. As of December 21, 2022, DOB asserted that the projections of receipts and disbursements in the Updated Financial Plan were based on reasonable assumptions at the time they were prepared, but DOB is unable to provide any assurance that actual results will not differ materially and adversely from these projections.

The Updated Financial Plan is based on numerous assumptions including the condition of the State and national economies and the collection of economically sensitive tax receipts in the amounts projected. Uncertainties and risks that may affect economic and receipts forecasts include, but are not limited to, national and international events; inflation; consumer confidence; commodity prices; supply chain disruptions; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal funding laws and regulations; financial sector compensation; monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments, which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; and outcomes of litigation and other claims affecting the State.

Litigation against the State may include, among other things, potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant a description herein but, in the aggregate, could still adversely affect the Updated Financial Plan.

The Updated Financial Plan is subject to various uncertainties and contingencies including, but not limited to, wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; realization of the projected rate of return for pension fund asset assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid projected in the Updated Financial Plan, including the Federal matching grant for the healthcare/direct care worker bonus program; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; unanticipated growth in Medicaid program costs; and the ability of the State and its public authorities to issue securities successfully in public credit markets. The projections and assumptions contained in the Updated Financial Plan are subject to revisions which may result in substantial changes. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended to improve the State’s cash flow, manage resources within and across State FYs, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenditures. In recent years, the State has prepaid certain payments, subject to available resources, to maintain budget flexibility.

COVID-19 Pandemic

Important State revenue sources, including personal income, consumption, and business tax collections, may be adversely affected by the long-term impact of COVID-19 on a range of activities and behaviors, including commuting patterns, remote working and education, business activity, social gatherings, tourism, public transportation, and aviation. It is not possible to assess or forecast the effects of such changes at this time.

For example, the COVID-19 pandemic has led to changes in the behavior of resident and nonresident taxpayers. Consistent with the growth in remote work arrangements, many residents and non-residents are no longer commuting into the City and instead are working remotely from home offices. However, under long-standing State policy, a non-resident working from home pays New York income taxes on wages from a New York employer unless that employer has established the non-resident’s home office as a bona fide office of the employer.

The COVID-19 pandemic also led some New York residents to shelter in locations outside of the State. In addition, some taxpayers who previously resided in New York have permanently relocated outside of the State during the pandemic. The State continues to monitor the data to understand whether these trends are transitory.

There can be no assurance that existing and future COVID-19 variants will not adversely impact the State’s financial condition. State officials continue to closely monitor global COVID-19 impacts and emerging Federal guidance.

Financial Projections and Management

There can be no assurance that the State’s financial position will not change materially and adversely from projections as of December 21, 2022. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to, reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; and use of non-recurring resources. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor.

The Updated Executive Budget Financial Plan forecast assumes various transactions will occur as planned including, but not limited to, receipt of certain payments from public authorities; receipt of revenue sharing payments under the Tribal-State Compacts; receipt of COVID-19 emergency assistance and other Federal aid as projected; receipt of miscellaneous revenues at the levels set forth in the Updated Executive Budget Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels projected as of December 21, 2022 and Federal approvals necessary to implement the Medicaid savings actions. Such assumptions, if they were not to materialize, could adversely impact the Updated Executive Budget Financial Plan in the current year or future years, or both.

The Updated Financial Plan also includes actions that affect spending reported on a State Operating Funds basis, including accounting and reporting changes. If these actions were not implemented or reported as planned, the annual spending change in State Operating Funds would increase above current estimates.

In developing the Updated Financial Plan, DOB attempts to mitigate financial risks from receipts volatility, litigation, and unexpected costs, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs. Such resources include, but are not limited to, fund balances that are not needed each year, reimbursement for capital advances, acceleration of tax refunds above the level budgeted each year, and prepayment of expenses. There can be no assurance that such financial resources will be enough to address risks that may materialize in a given FY.

Statutory Growth Caps for School Aid and Medicaid

Beginning in FY 2012, the State enacted legislation intended to limit the year-to-year growth in the State’s two largest local assistance programs, School Aid and Medicaid.

School Aid

In FY 2012, the State enacted a School Aid growth cap that was intended to limit the growth in School Aid to the annual growth in State Personal Income, as calculated in the Personal Income Growth Index (“PIGI”). Beginning in FY 2021, the statutory PIGI for School Aid was amended to limit School Aid increases to no more than the average annual income growth over a ten-year period. This change reduces volatility in allowable growth and aligns the School Aid cap with the statutory Medicaid cap utilized prior to FY 2023. Prior to FY 2021, the PIGI generally relied on a one-year change in personal income.

The authorized School Aid increases exceeded the indexed levels in FYs 2014 through 2019, were within the indexed levels in FYs 2020 and 2021, and again exceeded the indexed level in FY 2022. The enacted increase in School Aid for school year (“SY”) 2023 of $2.1 billion (7.2 percent) is above the indexed PIGI rate of 4.5 percent. This $2.1 billion increase includes a $1.5 billion increase in Foundation Aid as part of the three-year phase-in of the formula and a 3 percent “due minimum” increase for districts whose annual Foundation Aid levels exceed their full funding level targets. The increase also includes a $125 million investment in State-funded full-day prekindergarten programming for four-year-old children, including a $100 million formula-based allocation and a $25 million grant to be competitively awarded. In SY 2024, projected School Aid growth largely reflects the final year of the three-year phase-in of full funding of Foundation Aid. In SY 2025 and beyond, School Aid is projected to increase in line with the rate allowed under the School Aid growth cap.

Medicaid

Approximately 85 percent of DOH State Funds Medicaid spending growth is subject to the Global Cap. The Global Cap was previously calculated using the ten-year rolling average of the medical component of the CPI for all urban consumers and thus allows for growth attributable to increasing costs, though not increasing utilization. To accommodate growth in factors not currently indexed under the Global Cap and reflect recent trends, beginning in FY 2023, the allowable spending growth for activities under the Global Cap is set at the 5-year rolling average of health care spending, using projections from the Actuary.

The FY 2023 Executive Budget and Enacted Budget utilize the CMS Actuary projections issued on March 24, 2020, which were the most recent published data available in developing the Executive Budget proposal and during the legislative budget negotiation period. DOB plans to incorporate multi-year revisions to the index consistent with updated CMS Actuary projections annually with future proposed Executive Budgets.

The statutory provisions of the Global Cap grant the Commissioner of Health (the “Commissioner”) certain powers to limit Medicaid disbursements to the level authorized by the Global Cap and allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. The Commissioner’s powers are intended to limit the annual growth rate to the levels set by the Global Cap for the then-current FY, through actions which may include reducing reimbursement rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. Additional State share Medicaid spending, outside of the Global Cap, includes State costs for the takeover of Medicaid growth from local governments and reimbursement to providers for increased minimum wage costs. It should be further noted that General Fund Medicaid spending remains sensitive to revenue performance in the State’s HCRA fund that finances approximately one-quarter of DOH State-share Medicaid costs.

Since the enactment of the Global Cap, the portion of State Funds Medicaid spending subject to the Global Cap has remained at or below indexed levels. However, in certain FYs, DOH has taken management actions, including adjustments to the timing of Medicaid payments consistent with contractual terms to ensure compliance with the Global Cap.

Public Health Insurance Programs/Public Assistance

Historically, the State has experienced growth in Medicaid enrollment and public assistance caseloads during economic downturns due mainly to increases in unemployment. Many people who were laid off or otherwise experienced a decrease in family income in 2020 and 2021 due to the COVID-19 pandemic became qualifying enrollees and began to participate in public health insurance programs such as Medicaid, EP, and Child Health Plus (“CHP”). Participants in these programs remain eligible for coverage for 12 continuous months regardless of changes in employment or income levels that may otherwise make them ineligible. As of December 21, 2022, estimated costs for increased enrollment were budgeted in the Updated Financial Plan through FY 2025.

Likewise, the rise in unemployment and decrease in family income during the pandemic have resulted in increased public assistance caseloads, particularly in the City. In addition to existing family and safety net assistance programs, the FY 2023 Enacted Budget included a recurring State-funded rent supplement program to assist individuals and families.

Extraordinary Aid to Hospitals

The pandemic further stressed the financial stability of hospitals responsible for supporting medical needs in underserved communities across the State, including those with higher rates of uninsured and government payor mix. Accordingly, the FY 2023 Enacted Budget committed an additional $800 million in one-time resources in FY 2023, in addition to $984 million in ongoing annual base support, to strengthen the financial position of certain financially distressed providers. The importance of the hospital industry to local communities for purposes of accessing critical health care services, as well as other social and economic benefits, creates the potential for increased cost pressure within the Updated Financial Plan should the State continue to assist hospitals.

Federal Impacts to the Financial Plan

Overview

The Federal government influences the economy and budget of the State through grants, direct spending on its own programs, such as Medicare and Social Security, and through Federal tax policy. Federal policymakers may place conditions on grants, mandate certain State actions, preempt State laws, change SALT bases and taxpayer behavior through tax policies, and influence industries through regulatory action. Federal resources support vital services such as health care, education, transportation, as well as severe weather and emergency response and recovery. Any changes to Federal policy or funding levels could have a materially adverse impact on the Updated Executive Budget Financial Plan.

Federal funding is a significant component of New York’s budget, representing more than one-third of All Funds spending. Routine Federal Aid supports programs for vulnerable populations and those living at or near the poverty level. Such programs include Medicaid, Temporary Assistance for Needy Families (“TANF”), Elementary and Secondary Education Act Title I grants, and IDEA grants. Other Federal resources are directed at infrastructure and public protection.

In response to the COVID-19 PHE, the Federal government has taken legislative, administrative, and Federal Reserve actions intended to stabilize financial markets, extend aid to large and small businesses, health care providers, and individuals, and reimburse governments for the direct costs of pandemic response. The Federal government enacted several laws between March 2020 and March 2021 to provide financial assistance to assist State and local governments, schools, hospitals, transit systems, businesses, families and individuals for COVID-19 pandemic response and recovery. The State also received additional Federal aid in the form of enhanced UI funding, which is reported under Proprietary and Fiduciary Funds and is excluded from All Governmental Funds.

As of December 21, 2022, total Federal Funds spending for all purposes, inclusive of both capital and operating spending, was expected to total $86.2 billion in FY 2023 and included $16.8 billion in spending identified as pandemic assistance. The reporting of certain program spending related to the pandemic is included in the agency disbursements, the largest of which include DSH, CHP, eFMAP, IDEA, and the TANF Pandemic Emergency Fund. The Federal Funds spending increase estimated in FY 2023 is driven by the pandemic assistance funds for education, eFMAP related to the extension of the PHE, and HCBS eFMAP, as well as Federal reimbursement of pandemic related spending incurred in prior FYs. Federal Funds spending is summarized below.

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Medicaid/Health. Funding shared by the Federal government helps support health care costs for nearly nine million New Yorkers, including more than two million children. Medicaid is the single largest category of Federal funding. The Federal government also provides support for several health programs administered by DOH, including the EP, which provides health care coverage for low-income individuals who do not qualify for Medicaid or CHP.

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Social Welfare. Funding provides helps with several programs managed by OTDA, including TANF-funded public assistance benefits and the Flexible Fund for Family Services, HEAP, SNAP, and Child Support. Support from the Federal government also supports programs managed by OCFS, including Child Care, Child Welfare Services, Adult Protective & Domestic Violence Service, Foster Care and Adoption Subsidies.

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Education. Funding supports K-12 education, special education and Higher Education. Like Medicaid and the social welfare programs, significant portions of Federal education funding are directed toward vulnerable New Yorkers, such as students in schools with high poverty levels, students with disabilities, and higher education students who qualify for programs such as Pell grants and Work-Study.

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Public Protection. Federal funding supports various programs and operations of the State Police, Department of Corrections and Community Supervision (“DOCCS”), the Office of Victim Services, the Division of Homeland Security and Emergency Services (“DHSES”), and the Division of Military and Naval Affairs (“DMNA”). Federal funds are also passed on to municipalities to support a variety of public safety programs.

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Transportation. Federal resources support infrastructure investments in highway and transit systems throughout the State, including funding participation in ongoing transportation capital plans. The recently enacted Infrastructure Investment and Jobs Act (“IIJA”) (P.L. 117-58) increases the amount of Federal resources available to the State to fund capital costs associated with transportation projects.

•	All Other. Other programs supported by Federal resources include housing, economic development, mental hygiene, parks and environmental conservation and general government uses.

Federal Funds Spending – Pandemic Assistance

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Child Care Funds. The Federal Coronavirus, Relief, and Economic Security Act (“CARES Act”), Coronavirus Response and Relief Supplemental Appropriations Act (“CRRSAA”), and APR granted additional funding to aid in stabilizing the child care sector.

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Education ARP Funds. The ARP granted additional education funding for Elementary and Secondary School Emergency Relief (“ESSER”) and Emergency Assistance for Nonpublic Schools (“EANS”) programs, as well as funding for homeless education, IDEA, library services and the arts.

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Families First Coronavirus Response Act (“FFCRA”)/COVID eFMAP. In response to the COVID-19 pandemic, the Federal government increased its share of Medicaid funding (eFMAP) by 6.2 percent for each calendar quarter occurring during the PHE. The enhanced funding began on January 1, 2020 and was expected as of December 21, 2022 to continue through March 2023. In FY 2022, additional Federal resources reduced State and local government costs by approximately $3.0 billion and $650 million, respectively. Due to the timing of reconciliations, February and March FY 2022 eFMAP State and Local share offsets were realized in FY 2023. Four additional quarters of eFMAP have been assumed in FY 2023 as a result of the extension of the PHE increasing the projected FY 2023 State benefit to $3.5 billion.

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ARP HCBS eFMAP. The ARP also provided a temporary 10 percentage point increase to the FMAP for certain Medicaid HCBS through March 31, 2022. CMS guidelines require the use of additional funding to supplement existing State funding, not supplant existing resources. On August 25, 2021, CMS informed DOH that the State’s initial HCBS spending plan meets the requirements set forth in guidance established by CMS, and thus, the State has received partial approval of its plan. The State therefore qualifies for a temporary 10 percentage point increase to the FMAP for certain Medicaid expenditures for HCBS under Section 9817 of the ARP. The increased FMAP is available for qualifying expenditures made between April 1, 2021 and March 31, 2022, and the State has until March 31, 2024 to expend its earned eFMAP in accordance with the submitted spending plan.

On January 31, 2022, CMS provided additional partial approval for 37 out of the 43 proposals included in the initial spending plan. On May 18, 2022, CMS provided another partial approval of the spending plan by approving 6 of the 9 new proposals submitted in the second quarterly report. Quarterly reports provide an update to eFMAP spending and status of spending plan proposals. The State has submitted quarterly reports on February 15, 2022, May 6, 2022, and July 28, 2022. The State will continue to submit quarterly and semi-annual updates as required. The State is working with CMS to achieve full approval of the submitted plan; however, CMS has not yet provided guidance related to the HCBS eFMAP, which may restrict or delay the implementation of certain Medicaid Redesign Team II savings actions. The State is estimated to receive $2.4 billion in eFMAP for HCBS expenditures across health and mental hygiene programs ($1.7 billion in FY 2023 and $702 million in FY 2024).

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CRF. Established in the CARES Act, the CRF provided funding for states and local governments to respond to the COVID-19 pandemic. The State received $5.1 billion in FY 2021 to fund eligible costs incurred through December 31, 2021. These funds were used in FY 2021 and FY 2022 for eligible payroll costs ($4.45billion), primarily for public health and safety employees, as well as other pandemic response costs incurred by the State (roughly $600 million).

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Education Supplemental Appropriations Act. As part of the CRRSAA, additional funding for education was provided through the ESSER Fund and the Governor’s Emergency Education Relief (“GEER”) Fund, including dedicated GEER funds to support pandemic-related services and assistance to nonpublic schools through the EANS program.

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Lost Wages Assistance Program. This program provided grants to eligible claimants that were unemployed or partially unemployed due to the pandemic. The grants consisted of a supplemental payment of $300 per week in addition to regular unemployment benefits through December 27, 2020, or when funding limits were reached, which occurred on September 6, 2020.

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Emergency Rental Assistance Program. The CRRSAA established the Emergency Rental Assistance program to assist households that are unable to pay rent and utilities due to the COVID-19 pandemic. The ARP provided additional funding for the program.

•	Education CARES Act Funds. Additional education support provided through the CARES Act included funding to school districts and charter schools.

•	SUNY State-Operated Campuses Federal Stimulus Spending. Funding provided through various Federal stimulus bills resulted in greater Federal spending projections for SUNY State-Operated campuses.

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FEMA Reimbursement of Eligible Pandemic Expenses. The State has applied for FEMA reimbursement for expenses incurred to date related to emergency protective measures due to the COVID-19 pandemic. The Updated Executive Budget Financial Plan assumes reimbursement of $800 million in FY 2023, and $200 million in FY 2024. However, there is no assurance that FEMA will approve claims for the State to receive reimbursement in the amounts or State FYs as projected in the Updated Executive Budget Financial Plan.

•	FEMA Reimbursement of COVID Home Testing Kits. The Updated Financial Plan assumes reimbursement of $225 million in both FY 2024 and FY 2025 related to the purchase of test kits for schools.

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FEMA Local Pass-Through Funding. Funding from this program is assumed to flow through the Updated Financial Plan to reimburse local entities for their Federal share of COVID-19 claims submitted to FEMA.

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Coronavirus Local Fiscal Recovery Fund Non-Entitlement Pass-Through. The ARP requires states to pass-through the allocations to non-entitlement cities, towns, and villages. As of December 21, 2022, the State had distributed $387 million to local governments in FY 2022 and distributed an additional $387 million to local governments in FY 2023, for a total of $774 million overall.

•	Homeowner Assistance Fund. This program provides services to ensure that homeowners experiencing economic hardships associated with the pandemic can stay in their homes.

•	Home Energy Assistance Program. The ARP provided supplemental funding to the existing HEAP that helps low-income households pay the cost of heating, cooling, and weatherizing their homes.

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Coronavirus Capital Projects Fund. The ARP created the Coronavirus Capital Projects Fund to provide funding to carry out critical capital projects that directly enable work, education, and health monitoring, including remote options, in response to the COVID-19 PHE. As of December 21, 2022, the State had been allocated $345 million for the program.

•	State Small Business Credit Initiative. This program provides funding to empower small businesses to access capital needed to invest in job-creating opportunities.

•	Federal Highway Administration Surface Transportation Block Grant. This emergency funding was provided under the CRRSAA to address COVID-19 impacts related to Highway Infrastructure Programs.

Federal Coronavirus Response Legislation and Action

As of December 21, 2022, the Federal government enacted the following legislation in response to the ongoing COVID-19 pandemic.

A large portion of the Federal pandemic assistance flows directly to various recipients (e.g., tax rebates to individuals, and loans or grants to large and small businesses) and is thus excluded from the State’s Updated Executive Budget Financial Plan. In addition, on May 18, 2021, the State received $12.75 billion in Federal aid authorized in the ARP to offset revenue loss, ensure the continuation of essential services and assistance provided by government, and assist in the PHE response and recovery efforts. These funds are expected to be transferred to State Funds over multiple years to support eligible uses

•	The CARES Act provides aid for Federal agencies, individuals, businesses, states and localities, as well as $100 billion for hospitals and health care providers, to respond to the COVID-19 pandemic.

Assistance to states through the CARES Act is generally restricted to specific purposes and includes the CRF ($5.1 billion State allocation) and the Education Stabilization Fund ($1.2 billion State allocation). Pursuant to U.S. Treasury eligibility guidelines, CRF funds allocated to the State were used for eligible expenses incurred, including payroll expenses for public health and safety employees, through December 31, 2021.

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Families First Coronavirus Response Act (“FFCRA”) provides aid through paid sick leave, free testing, expanded food assistance and unemployment benefits, protections for health care workers, and increased Medicaid funding through the emergency 6.2 percent increase to the Medicaid eFMAP during the PHE.

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The ARP Act of 2021 provides aid for Federal agencies, individuals, businesses, states and localities, and others, to respond to the COVID-19 pandemic. As of December 21, 2022, the ARP had provided the State with $12.75 billion in recovery aid and $19.2 billion in categorical aid for schools, universities, child care, housing, and other purposes. The ARP also provides $10 billion in recovery aid to localities in the State and $7 billion directly to the MTA. The State aid provided through the ARP is included in the Updated Executive Budget Financial Plan as a deposit of Federal aid to the General Fund to offset revenue loss, ensure the continuation of essential services and assistance provided by government, and assist with the PHE response and recovery efforts. These funds are expected to be transferred to State Funds over multiple years to support eligible uses and spending. In FY 2022, the State transferred $4.5 billion of the Federal ARP aid to the General Fund to fund eligible costs incurred through March 31, 2022. Finally, the ARP established a Capital Projects Fund to provide funding to states, territories, and Tribal governments to carry out critical capital projects directly enabling work, education, and health monitoring, including remote options, in response to the PHE. As of December 21, 2022, the State had also been allocated $345 million from the Coronavirus Capital Projects Fund.

•	The CRRSA Act of 2021 provided funding for education, testing, tracing, vaccine distribution, unemployment assistance, small business programs, and housing.

•	FEMA Lost Wages provided grants to eligible claimants that were unemployed or partially unemployed due to the pandemic.

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The Paycheck Protection Program and Health Care Enhancement Act provides funding for small business programs, and healthcare programs, including $75 billion for hospitals, health care providers, and testing and tracing activities.

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The Coronavirus Preparedness and Response Supplemental Appropriations Act of 2020 provides emergency funding to respond to the COVID-19 pandemic, including support for vaccine development, the PHE Preparedness program, and small businesses.

In addition, the pandemic has resulted in a significant increase in individuals filing for unemployment benefits. Such benefits are paid from the UI Trust Fund, which is supported by employer contributions. In the event that there are insufficient resources in the UI Trust Fund to pay benefits, as became the case starting in May 2020, the UI Trust Fund may borrow from the Federal government for this purpose. As of September 30, 2022, the UI Trust Fund’s Federal loan balance for the State was approximately $7.95 billion. The balance in the UI Trust Fund is expected to be repaid by employers through UI contribution rates.

Federal Infrastructure Investment and Jobs Act

In November 2021, Congress passed, and the President signed, the $1.2 trillion IIJA, including approximately $550 billion in new authorized spending nationally on transportation, water, energy, broadband and natural resources.

As of December 21, 2022, the IIJA was expected to provide the State with an additional $4.6 billion in highway and bridge program aid over the life of the Federal Aid Highway program reauthorization, as well as significant off-budget funds available across the State for transit, rail, airport, water, and energy grid infrastructure. The annual levels of funds to the State from the IIJA are subject to Federal budget and appropriation action in each year.

Federal Risks

The amount and composition of Federal funds received by the State have changed over time because of legislative and regulatory actions at the Federal level and will likely continue to change over the Financial Plan period. The Updated Executive Budget Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Any reductions in Federal aid could have a materially adverse impact on the Updated Executive Budget Financial Plan. Notable areas with potential for changes in Federal funding include health care and human services.

As of December 21, 2022, the State had submitted an 1115 waiver extension request to CMS that preserves current Medicaid Managed Care Programs, Children’s HCBS, and self-direction of personal care services. This waiver was approved on March 31, 2022 and is effective for five years. Separately, DOH has developed a new programmatic amendment to the now-renewed 1115 waiver, titled New York Health Equity Reform (“NYHER”): Making Targeted, Evidence-Based Investments to Address the Health Disparities Exacerbated by the COVID-19 Pandemic. This request seeks approximately $13.5 billion in Federal funding over five years to invest in an array of initiatives that would change the way the Medicaid program integrates and pays for social physical, and behavioral health care in New York State.

After working directly with CMS and stakeholders on concepts contained in this new programmatic waiver amendment, in accordance with Federal transparency requirements, DOH submitted a Federal public notice to the New York State Registry on April 13, 2022 and held two public hearings on May 3, 2022 and May 10, 2022. The presentation slides, recordings, and transcripts from both webinars are available on the DOH website. The 30-day public comment period closed on May 20, 2022 and another public hearing was held on September 28, 2022.

During the public comment period, DOH received 358 written comment submissions and heard from 75 speakers at the three public hearings. DOH has worked with partner agencies to review and evaluate the approximately 1,800 comments received and incorporated feedback from stakeholders where possible and appropriate. DOH formally submitted the final waiver amendment application on September 2, 2022. CMS deemed the application submission complete on September 15, 2022, and the Federal public comment period ended on October 19, 2022. After submission to CMS, the review and approval process can take several months or longer. DOH plans to begin the five-year waiver demonstration period upon approval from CMS, which DOH anticipates could begin as soon as January 1, 2023.

Federal Debt Limit

Legislation increasing the Federal debt limit by $2.5 trillion was enacted December 16, 2021 (P.L. 117-73). Under this latest increase in the Federal debt limit, the Federal government is expected to be able to operate until early 2023. Congress would need to act to increase or suspend the debt limit before then to avoid delaying payments and/or defaulting on debt obligations.

A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and State economies, financial markets, and intergovernmental aid payments. Specific effects on the Updated Executive Budget Financial Plan resulting from a future Federal government default were unknown and impossible to predict as of December 21, 2022. However, data from past economic downturns suggests that the State’s revenue loss could be substantial if there was an economic downturn due to a Federal default.

A payment default by the Federal government may also adversely affect the municipal bond market. Municipal issuers, including the State and its public authorities and localities, could face higher borrowing costs and impaired access to capital markets. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State and its public authorities, could be adversely affected.

Climate Change Adaptation

Overview. Climate change poses significant long-term threats to physical, biological and economic systems in New York and around the world. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms, and more extreme heat. In the State’s opinion, the potential effects of climate change could adversely impact the Updated Executive Budget Financial Plan in current or future years. To mitigate and manage these impacts, significant long-term planning and investments by the Federal government, State, municipalities, and public utilities are expected to be needed to adapt existing infrastructure to climate change risks.

In August 2021, the Intergovernmental Panel on Climate Change of the United Nations reported that 1.5°C of warming is likely to occur by 2040 under all emissions scenarios considered and that the 1.5°C benchmark will be exceeded by 2100 unless deep reductions in greenhouse gas emissions occur in the coming decades. As of December 21, 2022, human-induced climate change is already affecting many weather extremes in every region across the globe. Further warming is expected to increase the risk of adverse outcomes, including extreme weather events and coastal flooding.

Consequences of Climate Change. Storms affecting the State, including Hurricane Ida (September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather driven events, including coastal flooding caused by storm surges and flash floods from rainfall.

As of December 21, 2022, the State continued to recover from damage sustained during these powerful storms. Hurricane Irene disrupted power and caused extensive flooding in various counties. Tropical Storm Lee caused flooding in additional counties and, in some cases, exacerbated damage caused by Hurricane Irene two weeks earlier. Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. Hurricane Ida caused severe flooding in the New York metropolitan area. The frequency and intensity of these storms present economic and financial risks to the State. As of December 21, 2022, reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continued, largely supported by Federal funds.

As of December 21, 2022, rating agencies were incorporating Environmental, Social, and Governance factors into credit ratings for the State and other issuers. Rising sea levels and their effect on coastal infrastructure have been identified as the primary climate risks for the northeastern United States, including the State. These risks are heightened by population and critical infrastructure concentration in coastal counties. In June 2021, Moody’s first assigned the State an environmental issuer profile score of E-3 (moderately negative), below the nationwide median score of E-2 (neutral to low). The E-3 score reflected Moody’s assessment that the State faces moderately negative exposure to physical climate risks, especially hurricanes and sea level rise, which could cause significant economic disruption and pose risks to the State’s economy and tax base. In March 2022, S&P assigned the State an environmental issuer profile score of E-3 (moderately negative) due to the risk of coastal flooding in the City and Long Island, which S&P equates to risk exposure affecting about 40 percent of the State’s population and roughly half of its jobs. The S&P report cited the risk that climate-related natural disaster could disrupt the State’s economy and budgetary balance. The release of ESG scores by the rating agencies does not cause a change in the State’s overall credit ratings, which are based on financial information in addition to the ESG component. Climate change risks increasingly fall within the maximum maturity term of current outstanding bonds of the State, its public authorities, and municipalities. State bonds may generally be issued with a term of up to 30 years under State statute.

State Response to Climate Change. As of December 21, 2022, the State was participating in efforts to reduce greenhouse gas emissions to mitigate the risk of severe impacts from climate change. In 2019, the State’s Climate Leadership and Community Protection Act (the “CLCPA”) was signed into law. The CLCPA set the State on a path toward developing regulations to reduce statewide greenhouse gas emissions by 40 percent below the 1990 level by 2030 and 85 percent below the 1990 level by 2050. Additionally, in accordance with the CLCPA, the State plans to generate a minimum of 70 percent of electricity from renewable sources by 2030 and to fully transition its electricity sector away from carbon emissions by 2040.

The CLCPA created the Climate Action Council (“CAC”), which is tasked with developing a Draft Scoping Plan with recommendations to reduce greenhouse gas emissions, increase renewable energy usage, and promote climate justice. On December 20, 2021, the CAC voted to release the Draft Scoping Plan for public comment. The public comment period began on January 1, 2022 and closed on July 1, 2022. The CAC voted to approve and adopt the final Scoping Plan on December 19, 2022. Concurrently, the State has been taking regulatory and legislative actions that are intended to limit greenhouse gas emissions, electrify transportation, and generate more electricity from renewable sources. There can be no assurances that such actions, or their intended outcomes, will be realized as planned. Major regulatory and legislative actions include:

•	Requiring new off-road vehicles and equipment sold in New York to be zero-emissions by 2035 and new medium-duty and heavy-duty vehicles to be zero-emissions by 2045;
•	Requiring the New York State Energy Research and Development Authority to formulate the creation of a zero-emissions vehicle development strategy by 2023;
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Mandating that by no later than July 1, 2027, school districts only purchase or lease zero emission school buses, and requiring school bus fleets to fully convert to zero-emission school buses by July 1, 2035;

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Enacting the “Advanced Building Codes, Appliance and Equipment Efficiency Standards Act of 2022” to align the State’s energy code with its climate policies and strengthen efficiency standards for appliances;

•	Appropriating $500 million to advance the offshore wind industry; and
•	Amending the Clean Energy Standard to reflect CLCPA targets.

In addition, New York State has been a member of the Regional Greenhouse Gas Initiative, which utilizes a cap-and-trade mechanism to regulate carbon dioxide emissions from electric power plants operating within the State since 2008.

During the November 2022 general election, New York State voters approved the Clean Water, Clean Air, and Green Jobs Bond Act. The $4.2 billion bond act will support capital improvements and enhancements in the following areas: flood risk reduction/restorations; open space, working lands conservation, and recreation; climate change mitigation; and water quality improvement and resilient infrastructure.

Opioid Settlement Fund

The Attorney General (“AG”) and/or Department of Financial Services (“DFS”) have reached significant opioid related settlements with several corporations for their roles in helping fuel the opioid epidemic.

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Johnson & Johnson, the parent company of Janssen Pharmaceuticals, Inc., was expected, as of December 21, 2022, to pay the State and its subdivisions up to $230 million. The settlement established a multi-year payout structure of up to ten years commencing in April 2022. The first settlement payment of $92.4 million was deposited in the New York State Opioid Settlement Fund (“Opioid Settlement Fund”) in August 2022

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On September 17, 2021, a Bankruptcy Court in the Southern District of New York entered an Order confirming a plan, including provisions releasing and barring further litigation against Purdue Pharma’s executives and directors. Pursuant to that plan, the owners of Purdue Pharma, the Sackler family, were to pay the State and its subdivisions at least $200 million as part of a $4.5 billion bankruptcy plan over a nine-year period commencing in 2022. The settlement between the State and Purdue Pharma would shut down Purdue Pharma, prevent the Sackler family from participating in the opioids business prospectively, and establish a substantial document repository of 30 million plus documents. Following an appeal, on December 16, 2021, the U.S. District Court for the Southern District of New York vacated the confirmation of Purdue Pharma’s plan. In re: Purdue Pharma L.P., Case No. 21-cv-07532-CM (S.D.N.Y. Dec. 16, 2021). The District Court held that the law does not allow a bankruptcy plan to give releases to individuals who are not bankrupt. Subsequently, Purdue Pharma appealed to the Second Circuit, which held oral argument on April 29, 2022.

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As of December 21, 2022, drug distributors McKesson Corporation, Cardinal Health Inc., and Amerisource Bergen Drug Corporation have agreed to pay the State and its subdivisions up to $1.0 billion over 18 years and develop a monitoring mechanism to collect and analyze opioid drug distribution. The first settlement payment of $36.3 million was deposited in the Opioid Settlement Fund in March 2022, and payments will continue over the next 17 years.

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Drug manufacturer Endo Health Solutions settled for $50 million with New York State (AG only) and the counties of Nassau and Suffolk, divided $22.3 million to the State and $27.7 million split evenly between Nassau and Suffolk Counties. Of the State portion, $11.96 million will be distributed to subdivisions (excluding Nassau and Suffolk) and $10.34 million was deposited in the Opioid Settlement Fund in March 2022.

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Allergan Finance, LLC and its affiliates will pay the State and its subdivisions up to $200 million. Over $150 million of these funds will be dedicated to opioid abatement. The State’s share, $67 million, was received in October 2022. The settlement between the AG and Allergan Finance, LLC and its affiliates also prevents them from participating in the opioid business.

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Mallinckrodt PLC emerged from bankruptcy on June 16, 2022. As a part of its resolution with the State, Mallinckrodt has agreed to pay up to $58.5 million over eight years for opioid abatement. An initial payment of $8.25 million is expected to be made in February 2023. The bankruptcy plan then allows Mallinckrodt 18 months to determine whether it will prepay claims. Should Mallinckrodt elect to prepay, the State is expected to receive approximately $41.1 million in total, inclusive of the initial payment.

The Updated Executive Budget Financial Plan will be updated pending confirmation on the timing and value of the settlements the State will receive. As of December 21, 2022, DOB expected that the State’s share of the resources will be deposited into the Opioid Settlement Fund. Pursuant to Chapter 190 of the Laws of 2021, as amended by Chapter 171 of the Laws of 2022, the Opioid Settlement Fund will consist of funds received by the State as the result of a settlement or judgment against opioid manufacturers, distributors, dispensers, consultants or resellers. Money within the Opioid Settlement Fund will be used to supplement funding for substance use disorder prevention, treatment, recovery, and harm reduction services or programs and/or for payments to local governments as a result of their participation in such settlements or judgments. Money in the Opioid Settlement Fund must be kept separate and not commingled with any other funds and may only be expended following an appropriation and consistent with Chapter 190 and the terms of any applicable statewide opioid settlement agreement.

Current Labor Negotiations and Agreements (Current Contract Period)

The State negotiates multi-year collective bargaining agreements with its unionized workforce that impact PS and fringe benefit costs. The State recently negotiated a new agreement with the CSEA through FY 2026, but all other contracts have expired or will expire by the end of FY 2023.

The State’s agreement with CSEA is for the five-year period from FY 2022 through FY 2026. The agreement maintains general salary increases at 2 percent annually for the two-year period through FY 2023, and provides general salary increases of 3 percent annually for the three-year period through FY 2026. Additionally, the agreement provides a one-time bonus of $3,000, and changes in longevity resulting from changes in the health insurance program that are expected to encourage in-network employee utilization to help control health insurance costs.

The State has commenced labor negotiations with several unions for successor contracts; however, there can be no assurance that amounts informally reserved in the Updated Financial Plan for labor settlements and agency operations will be sufficient to fund the cost of future labor contracts.

As of December 21, 2022, the Judiciary’s contracts with all 12 unions represented within its workforce have expired. This includes contracts with the CSEA, the New York State Supreme Court Officers Association, the New York State Court Officers Association, and the Court Clerks Association, and eight other unions.

Pension Contributions

The State makes annual contributions to the New York State and Local Retirement System (“NYSLRS”) for employees in the New York State and Local Employees’ Retirement System (“ERS”) and the New York State and Local Police and Fire Retirement System (“PFRS”). This section discusses contributions from the State, including the Judiciary, to the NYSLRS, which account for the majority of the State’s pension costs. All projections are based on estimated market returns and numerous actuarial assumptions, which, if unrealized, could adversely and materially affect these projections.

New York State Retirement and Social Security Law (“RSSL”) Section 11 directs the actuary for NYSLRS to provide regular reports on the Systems’ experience and to propose assumptions and methods for the actuarial valuations. Employer contribution rates for NYSLRS are determined based on investment performance in the Common Retirement Fund and actuarial assumptions recommended by the Retirement System’s Actuary and approved by the State Comptroller. Pension estimates are based on the actuarial report issued in August 2021.

On August 25, 2021, the Comptroller announced reductions in employer contribution rates for both ERS and PFRS which will impact payments in FY 2023. This reduction was primarily accomplished by realizing the entire benefit of the FY 2021 investment return of 33.55 percent in the valuation of assets available to pay retirement benefits, rather than the standard approach of “asset smoothing” the return over a five-year period to guard against volatility in investment returns. This action — termed “the market-restart” — offset the Comptroller’s simultaneous action of lowering the long-term assumed rate of return on investments from 6.8 percent to 5.9 percent, which, in and of itself, would have resulted in a substantial increase in the FY 2023 employer contribution rates.

As a result of the Comptroller’s actions, the estimated average employer contribution rate for ERS will be lowered from 16.2 percent to 11.6 percent of payroll, and the estimated average employer contribution rate for PFRS will be reduced from 28.3 percent to 27 percent of payroll. Employers who have previously participated in the Contribution Stabilization Program, including the State, are required to contribute at the higher graded (amortization) rate of 14.1 percent for ERS.

On September 1, 2022, the Comptroller announced an increase in employer contribution rates for both ERS and PFRS which will impact payments in FY 2024. The average employer contribution rate for ERS increased from 11.6 percent to 13.1 percent of payroll, and the average employer contribution rate for PFRS increased from 27 percent to 27.8 percent of payroll. The increase in rates was primarily attributed to salary increases for active members and a 3 percent COLA increase to most retirees’ pension benefits. State law requires that COLA payments be calculated based on 50 percent of the annual rate of inflation, as measured at the end of the State FY (March 31). The annual COLA increase is required to be at least 1 percent, but no more than 3 percent, and is typically applied on up to the first $18,000 of a retiree’s pension.

In addition to the change in contribution rates, the Comptroller authorized a change in the asset smoothing methodology from five to eight years. Asset smoothing is used to mitigate the impact to employer contribution rates as a result of any unexpected gains or losses in annual investment returns. This is achieved by recognizing any deviation from the assumed rate of return, currently at 5.9 percent, in equal proportions. Increasing the asset smoothing methodology from five to eight years will dampen the effects of year-to-year volatility in the Common Retirement Fund’s returns and the impact on employer rates.

The Updated Executive Budget Financial Plan reflects the actuarial changes approved by the Comptroller, including a revised ERS/PFRS pension estimate of $2.1 billion for FY 2023 based on the February 2022 estimate provided by the Actuary. Approximately $67 million in pension interest savings was achieved from the payment of the State’s FY 2023 ERS/PFRS bill in May 2022.

This estimate also reflects the payoff of all prior year amortization balances. The ERS (non-Judiciary) and PFRS portion was fully repaid in March 2021, and the Judiciary portion was fully repaid in October 2021. Collectively, this reduced the FY 2023 cost by $331 million from prior estimates. The total payoff of outstanding prior-year amortization balances was $1 billion, resulting in interest savings of roughly $76 million over the Financial Plan period.

Finally, the estimate has been adjusted to reflect two pension changes included in the Enacted Budget. The first change, which is intended to improve the recruitment and retention of employees in Tier 5 and Tier 6, permanently reduces their vesting period from ten years to five years (cost of $27.2 million annually). The second change provides a temporary, two-year exclusion of overtime from the variable income-based Tier 6 employee contribution calculation ($1.3 million annually through FY 2024). This will ensure that employees who worked considerable overtime during the pandemic will not experience a significant increase in their employee contribution.

As of December 21, 2022, the Comptroller did not forecast pension liability estimates for the later years of the Financial Plan. Thus, estimates for FY 2024 and beyond are developed by DOB. DOB’s forecast assumes growth in the salary base consistent with collective bargaining agreements and a lower rate of return compared to the current assumed rate of return by NYSLRS.

The pension liability also reflects changes to military service credit provisions found in Section 1000 of the RSSL enacted during the 2016 legislative session (Chapter 41 of the Laws of 2016). All veterans who are members of NYSLRS may, upon application, receive extra service credit for up to three years of military duty if such veterans (a) were honorably discharged, (b) have achieved five years of credited service in a public retirement system, and (c) have agreed to pay the employee share of such additional pension credit. Costs to the State for employees in the ERS are incurred at the time each member purchases credit, as documented by the Office of the State Comptroller (“OSC”) at the end of each calendar year. Additionally, Section 25 of the RSSL requires the State to pay the ERS employer contributions associated with this credit on behalf of local governments, with the option to amortize these costs. As of December 21, 2022, ERS costs were $19 million in FY 2022 and were estimated to be $15 million annually over the Financial Plan period. Costs for employees in PFRS are distributed across PFRS employers and billed on a two-year lag (e.g., FY 2017 costs were first billed in FY 2019).

Contribution Stabilization Program

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given FY but results in higher costs overall when repaid with interest.

The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by OSC. The State and local governments are required to begin repayment on new amortizations in the FY immediately following the year in which the amortization was initiated.

The portion of an employer’s annual pension costs that may be amortized is determined by comparing the employer’s amortization-eligible contributions as a percentage of employee salaries (i.e., the normal rate) to a system-wide amortization threshold (i.e., the graded rate). Graded rates are determined for ERS and PFRS according to a statutory formula and generally move toward their system’s average normal rate by up to one percentage point per year. When an employer’s normal rate is greater than the system-wide graded rate, the employer can elect to amortize the difference. However, when the normal rate of an employer that previously amortized is less than the system-wide graded rate, the employer is required to pay the graded rate. Additional contributions are first used to pay off existing amortizations and are then deposited into a reserve account to offset future increases in contribution rates. Chapter 48 of the Laws of 2017 changed the graded rate computation to provide an employer-specific graded rate based on the employer’s own tier and plan demographics.

As of December 21, 2022, neither the State nor the Judiciary had amortized pension costs since FY 2016. The State and Judiciary have completed repayment of all pension amortization liabilities. The excess contribution amounts in FY 2023 of $281.9 million ($242 million State / $39.9 million Judiciary) and FY 2024 of $145.5 million ($123.8 million State / $21.7 million Judiciary) will be placed in the ERS pension reserve fund to offset any future increases in contribution rates.

Social Security

The CARES Act allowed employers, including the State, to defer the deposit and payment of the employer’s share of Social Security taxes through December 2020, and for the deferral to be repaid, interest free, in two equal installments no later than December 31, 2022. The Executive and the Judiciary have repaid the interest-free loan in full. SUNY is expected to remit its final repayment of $24 million by December 2022.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either the New York State Health Insurance Program (“NYSHIP”) or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a PAYGO basis as required by law.

The State Comptroller adopted Governmental Accounting Standards Board Statement (“GASBS”) 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, for the State’s Basic Financial Statements for FY 2019. GASBS 75, which replaces GASBS 45 and GASBS 57, addresses accounting and financial reporting for OPEB that is provided to the employees of state and local governmental employers. GASBS 75 establishes standards for recognizing and measuring liabilities and expenses/expenditures, as well as identifying the methods and assumptions required to be used to project benefit payments, discount projected benefit payments to their actuarial determined present value, and attribute that present value to periods of employee service. Specifically, GASBS 75 now requires that the full liability be recognized.

As of December 21, 2022, the State’s total OPEB liability equaled the employer’s share of the actuarial determined present value of projected benefit payments attributed to past periods of employee service. The total OPEB obligation less any OPEB assets set aside in an OPEB trust or similar arrangement represents the net OPEB obligation.

As reported in the State’s Basic Financial Statements for FY 2022, the total ending OPEB liability for FY 2022 was $65.7 billion ($52.1 billion for the State and $13.6 billion for SUNY). The total OPEB liability as of March 31, 2022 was measured as of March 31, 2021 and was determined using an actuarial valuation as of April 1, 2020, with updated procedures used to roll forward the total OPEB liability to March 2021. The total beginning OPEB liability for FY 2022 was $75.8 billion ($60.3 billion for the State and $15.5 billion for SUNY). The total OPEB liability was calculated using the Entry Age Normal cost method. The discount rate is based on the Bond Buyer 20-year general obligation municipal bond index rate on March 31 (2.84 percent in FY 2021 and 2.34 percent in FY 2022). The total OPEB liability decreased by $10.1 billion (13.3 percent) during FY 2022 primarily due to updated medical trend assumptions based on current anticipation of future costs, and projected claim costs were updated based on the recent claims experience for the Preferred Provider Organization (“PPO”) plan and premium rates for the Health Maintenance Organization plan.

The contribution requirements of NYSHIP members and the State are established by, and may be amended by, the Legislature. The State is not required to provide funding above the PAYGO amount necessary to provide current benefits to retirees. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.

The RHBTF was created in FY 2018 as a qualified trust under GASBS 75 and is authorized to reserve money for the payment of health benefits of retired employees and their dependents. Unlike State pensions, which are pre-funded, future retiree health care costs are unfunded, meaning no money is set aside to pay these future expenses. The State pays these expenses each year as they come due. Under current law, the State may deposit into the RHBTF, in any given FY, up to 1.5 percent of total then-current unfunded actuarial accrued OPEB liability ($65.7 billion on March 31, 2022). The FY 2023 Enacted Budget increased the maximum allowable deposit from 0.5 percent of the OPEB liability to 1.5 percent of the outstanding OPEB liability. The Updated Financial Plan reflected a deposit of $320 million in FY 2022 and planned deposits of $320 million in FY 2023 and $375 million annually thereafter, fiscal conditions permitting. These deposits, which were allocated in prior Financial Plan updates, were the first deposits to the RHBTF.

GASBS 75 was not expected to alter the Updated Executive Budget Financial Plan PAYGO projections for health insurance costs. DOB’s methodology for forecasting these costs over a multi-year period already incorporated factors and considerations consistent with the new actuarial methods and calculations required by the GASBS.

Cybersecurity

State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its authorities, agencies and public benefit corporations, as well as its political subdivisions (including counties, cities, towns, villages and school districts) face multiple cyber threats involving, among others, hacking, viruses, malware and other electronic attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. In addition, the tactics used in malicious attacks to obtain unauthorized access to digital networks and systems change frequently and are often not recognized until launched against a target. Accordingly, the State may be unable to fully anticipate these techniques or implement adequate preventative measures.

To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (“CISO”) within the State’s Office of Information Technology Services maintains policies and standards, programs, and services relating to the security of State government networks and annually assesses the maturity of State agencies’ cyber posture through the Nationwide Cyber Security Review. In addition, the CISO maintains the New York State Cyber Command Center team, which provides a security operations center, digital forensics capabilities, and cyber incident reporting and response. The CISO also distributes real-time advisories and alerts, provides managed security services, and implements statewide information security awareness and training.

In February 2022, the Governor announced the creation of a Joint Security Operations Center (“JSOC”) that will serve as the center for joint local, state, and Federal cybersecurity efforts, including data collection, response efforts and information sharing. A partnership launched with the City and other major cities and cybersecurity leaders across the State, the JSOC is intended to provide a statewide view of the cyber-threat landscape. The initiative is designed to increase collaboration on threat intelligence, reduce response times, and yield faster and more effective remediation in the event of a major cyber incident. The FY 2023 Enacted Budget also provided funding for a shared services program to help local governments and other regional partners acquire and deploy high quality cybersecurity services to bolster their cyber defenses.

Occasionally, intrusions into State digital systems have been detected but they have generally been contained. While cybersecurity procedures and controls are routinely reviewed and tested, there can be no assurance that such security and operational control measures will be completely successful at guarding against future cyber threats and attacks. The results of any successful attacks could adversely impact business operations and/or damage State digital networks and systems, or State and local infrastructure, and the costs of remediation could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by DFS are, unless eligible for limited exemptions, required to: (a) maintain a cybersecurity program, (b) create written cybersecurity policies and perform risk assessments, (c) designate someone with responsibility to oversee the cybersecurity program, (d) annually certify compliance with the cybersecurity regulations, and (e) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any substantial part of the entity’s normal operation(s) or for which notice is required to any government body, self-regulatory agency, or supervisory body.

Financial Condition of New York State Localities

The State’s localities rely in part on State aid to balance their budgets and meet their cash requirements. As such, unanticipated financial needs among localities can adversely affect the State’s Updated Executive Budget Financial Plan projections. The wide-ranging economic, health, and social disruptions caused by COVID-19 adversely affected the City of New York and surrounding localities. Localities outside the City, including cities and counties, have also experienced financial problems and have been allocated additional State assistance during the last several State FYs. In 2013, the Financial Restructuring Board for Local Governments (the “Restructuring Board”) was created to aid distressed local governments. The Restructuring Board performs comprehensive reviews and provides grants and loans on the condition of implementing recommended efficiency initiatives.

Metropolitan Transportation Authority

The MTA operates public transportation in the City metropolitan area, including subways, buses, commuter rail, and tolled vehicle crossings. The services provided by MTA and its operating agencies are integral to the economy of the City and the surrounding metropolitan region, as well as to the economy of the State. MTA operations are funded mainly from fare and toll revenue, dedicated taxes, and subsidies from the State and the City.

MTA Capital Plans also rely on significant direct contributions from the State and the City. As of December 21, 2022, the State is directly contributing $9.1 billion to the MTA’s 2015-19 Capital Plan and $3.1 billion to the MTA’s 2020-24 Capital Plan. These State commitment levels represent substantial increases from the funding levels for prior MTA Capital Plans (2010-2014: $770 million; 2005-2009: $1.45 billion). In addition, a substantial amount of new funding to the MTA was authorized in the FY 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA’s 2020-2024 Capital Plan.

The COVID-19 pandemic caused severe declines in MTA ridership and traffic in 2020, and ridership remains significantly below pre-pandemic levels as of December 21, 2022. To offset operating losses to MTA’s Financial Plan from the estimated fare, toll, and dedicated revenue loss attributable to the COVID-19 pandemic, significant Federal operating aid is provided to the MTA from the CARES Act ($4 billion), CRRSAA ($4.1 billion) and ARP ($7 billion). The MTA also borrowed $2.9 billion through the Federal Reserve’s Municipal Liquidity Facility.

If the financial impacts of the COVID-19 pandemic on the MTA’s operating budget extend after the Federal funds are fully spent, and without additional Federal aid, the MTA will need to consider additional actions to balance its future budgets. Risks to MTA’s current financial projections include, but are not limited to, the level and pace at which ridership will return, the economic conditions of the MTA region, the ability to implement cost controls and savings actions, and the ability to implement biennial fare and toll increases. If additional resources are provided by the State, either through additional subsidies or new revenues, it could have a material and adverse impact on the State’s Updated Executive Budget Financial Plan.

As of December 21, 2022, the State had taken action to address MTA financing issues that arose during the pandemic. Specifically, the pandemic adversely affected credit ratings on MTA Transportation Revenue Bonds, which increased the cost of borrowing for the MTA. As a result, the State has issued PIT revenue bonds since the start of FY 2021 to fund $5.5 billion of the State’s portion of the MTA’s 2015-19 Capital Plan. Previously, the Updated Executive Budget Financial Plan assumed that the projects would be bonded by the MTA but funded by the State through additional operating aid to the MTA. The Updated Executive Budget Financial Plan now assumes the State will fund its direct contributions to the MTA 2015-19 and 2020-24 Capital Plans through PIT and Sales Tax revenue bonds.

Bond Market and Credit Ratings

Successful execution of the Updated Executive Budget Financial Plan is dependent on the State’s ability to market bonds. The State finances much of its capital spending, in the first instance, from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. An inability of the State to sell bonds or notes at the level or on the timetable it expects could have a material and adverse impact on the State’s financial position and the implementation of its Capital Plan. The success of projected public sales of municipal bonds is subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. The outbreak of COVID-19 in the United States temporarily disrupted the municipal bond market in 2020, and the emergence of future variants could further disrupt the municipal bond market. In addition, future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds may affect the market for outstanding State-supported and State-related debt.

The major rating agencies, Fitch, Kroll, Moody’s and S&P Global Ratings, have assigned the State general credit ratings of AA+, AA+, Aa1, and AA+, respectively. As of December 21, 2022, the rating agencies had started to recognize the State’s economic recovery from the COVID-19 pandemic, which affected the State’s credit outlook. On December 21, 2021, Kroll reaffirmed the State’s AA+ rating with a stable outlook, stating that “the breadth of New York’s economic resource base is expected to contribute to continued revenue recovery in the post-pandemic environment.” On April 13, 2022, Moody’s raised the State’s credit rating from Aa2 to Aa1, noting “a significant increase in resources combined with agile fiscal management that has resulted in balanced or nearly balanced budgets projected through the State’s five-year financial plan.” On June 28, 2022, S&P reaffirmed the State’s AA+ rating with a stable outlook based on the State’s “near-term economic and revenue recovery, receipt of substantial Federal aid, and an Enacted Financial Plan that reflects improved budget balance and commitment to strong reserve levels.”

Debt Reform Act of 2000 (“Debt Reform Act”) Limit

The Debt Reform Act restricts the issuance of State-supported debt funding to capital purposes only and limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to State-supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period (FY 2022).

The statute requires that limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the Mid-Year Financial Plan. If the actual amount of new State-supported debt outstanding and debt service costs for the prior FY are below the caps at that time, State-supported debt may continue to be issued. However, if either the debt outstanding or debt service caps are met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and the debt is found to be within the applicable limitations. From April 1, 2000 through March 31, 2022, the State has issued new debt resulting in $41.8 billion of debt outstanding subject to the debt limit. This is approximately $19.1 billion below the statutory debt limitation. In addition, the debt service costs on this new debt totaled $4.8 billion in FY 2022, or roughly $7.4 billion below the debt service limit.

The State enacted legislation that suspended certain provisions of the Debt Reform Act for FY 2021 and FY 2022 bond issuances as part of the State’s response to the COVID-19 pandemic. Accordingly, State-supported debt issued in FY 2021 and FY 2022 was not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service.

Following this temporary two-year suspension as a result of the COVID-19 pandemic, the provisions of the Debt Reform Act were reinstated for State-supported debt issued in FY 2023 and beyond. One limited exception to the Debt Reform Act remains for issuances undertaken by the State for MTA capital projects which may be issued with maximum maturities longer than 30 years. This change allows bonds to be issued over the full useful life of the assets being financed, subject to Federal tax law limitations, and is consistent with the rules that would have been in effect if the projects had been directly financed by the MTA.

Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act, in part reflecting the statutory suspension of the debt caps during FY 2021 and FY 2022.

Based on the most recent personal income and debt outstanding forecasts, as of December 21, 2022, the available debt capacity under the debt outstanding cap was expected to decline from $19.1 billion in FY 2022 to a low point of $355 million in FY 2027. This calculation excluded all State-supported debt issuances in FY 2021 and FY 2022 but included the estimated impact of the COVID-19 pandemic on personal income calculations and of funding increased capital commitment levels with State bonds after FY 2022. The debt service on State-supported debt issued after April 1, 2000 and subject to the statutory cap was projected at $3.9 billion in FY 2023, or roughly $6.9 billion below the statutory debt service limit.

The State uses personal income estimates published by the Federal government, specifically the BEA, to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by non-residents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency.

Executive Budget - Debt Cap Changes

Changes in the State’s available debt capacity reflect personal income forecast adjustments, debt amortizations, and bond sale results. The decline in personal income estimates for the Mid-Year Update to the Financial Plan decreases outyear debt capacity. The reduction in debt capacity is offset by bond sale adjustments and defeasance of existing debt, which represent revisions to bond issuances that take into consideration future capital underspending and expected bond sale results. These revisions are expected to be incorporated into capital spending and debt service estimates as part of the FY 2024 Executive Budget and are in line with historical results. Bond sale adjustments also reflect actual bond sale issuances in FY 2023 to date. Debt capacity also reflects the suspension of the Debt Reform Act for FY 2021 and FY 2022 issuances in response to the COVID-19 pandemic, as discussed previously. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

SUNY Downstate Hospital and the Long Island College Hospital (“LICH”)

In May 2011, the New York State Supreme Court issued an order that approved the transfer of real property and other assets of LICH to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. After such transfer, Holdings leased the LICH hospital facility to SUNY University Hospital at Brooklyn. In 2012, the Dormitory Authority of the State of New York (“DASNY”) issued tax exempt State PIT Revenue Bonds, to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.

Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a request for proposals seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property.

In accordance with the settlement, Holdings has entered into a purchase and sale agreement with (a) the Fortis Property Group, LLC (“Fortis”), Cobble Hill Acquisitions, LLC (the “Purchaser”), an affiliate of Fortis (also party to the agreement), which proposes to purchase the LICH property, and (b) New York University (“NYU”) Hospitals Center (now “NYU Langone”), which proposes to provide both interim and long-term health care services. The Fortis affiliate plans to develop a mixed-use project. The agreement was approved by the Offices of the AG and the State Comptroller, and the sale of all or substantially all of the assets of Holdings was approved by the State Supreme Court in Kings County. The initial closing was held as of September 1, 2015, and on September 3, 2015 sale proceeds of approximately $120 million were transferred to the trustee for the PIT Bonds, which were paid and legally defeased from such proceeds. Titles to 17 of the 20 properties were conveyed to the special purpose entities formed by the Purchaser to hold title.

The second closing occurred on March 13, 2020 (the “NMS Closing”) and title to the New Medical Site portion of the LICH property was conveyed to NYU Langone.

As of December 21, 2022, the third and final closing was anticipated to occur within 36 months after the NMS Closing (i.e., by March 13, 2023). At the final closing, title to the two remaining portions of the LICH properties will be conveyed to special purpose entities of Fortis, and Holdings will receive the balance of the purchase price, $120 million less the remaining down payment. The final closing is conditioned upon various contractual provisions. As of December 21, 2022, Holdings was prepared use all available legal remedies to ensure that the closing occurs in accordance with the agreement.

Fortis provided a $7 million down payment to secure the final closing. This down payment was utilized to cover unforeseen expenses. Holdings had routinely paid utility costs and other expenses and, in turn, billed Fortis according to contractual obligations. Fortis stopped paying invoices and rent that was due. After negotiations with Fortis to reimburse these expenses, Fortis satisfied all outstanding debts due and the $7 million down payment was replenished. As of December 21, 2022, Holdings was prepared to use all available legal remedies to ensure that Fortis remains current on future invoices.

There can be no assurance that the resolution of legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

STATE FINANCIAL PLAN PROJECTIONS

Introduction

This section presents the State’s multi-year Updated Executive Budget Financial Plan projections for receipts and disbursements, reflecting the impact of FY 2022 actuals and forecast revisions in FY 2023 through FY 2027, with an emphasis on FY 2023 projections.

The State’s cash-basis budgeting system, complex fund structure, and practice of earmarking certain tax receipts for specific purposes complicate the discussion of the State’s receipts and disbursements projections. Therefore, to minimize the distortions caused by these factors and, equally important, to highlight relevant aspects of the projections, DOB has adopted the following approaches in summarizing the projections:

Receipts: The detailed discussion of tax receipts covers projections for both the General Fund and State Funds (including capital projects). The State Funds perspective reflected estimated tax receipts before distribution to various funds and accounts, including tax receipts dedicated to Capital Projects Funds (which fall outside the General Fund and State Operating Funds accounting perspectives). As of December 21, 2022, DOB believed this presentation provides a clearer picture of projected receipts, trends, and forecast assumptions, by factoring out the distorting effects of earmarking tax receipts for specific purposes.

Disbursements: Roughly 30 percent of projected State-financed spending for operating purposes (excluding transfers) is accounted for outside the General Fund, concentrated primarily in the areas of health care, School Aid, higher education, and transportation. To provide a clear picture of spending commitments, the multi-year projections and growth rates are presented, where appropriate, on both a General Fund and State Operating Funds basis.

In evaluating the State’s multi-year operating forecast, the reliability of the estimates and projections in the later years of the “Updated Executive Budget Financial Plan” are typically subject to more substantial revision than those in the current year and first “outyear”. Accordingly, in terms of outyear projections, the first “outyear”, FY 2024, is the most relevant from a planning perspective. In addition, the reliability of all projections is further complicated by the impacts of the COVID-19 pandemic, given the uncertainty as to its duration and the pace of a sustained recovery.

Differences may occur from time to time between DOB and OSC’s financial reports in presentation and reporting of receipts and disbursements. For example, DOB may reflect a net expenditure while OSC may report the gross expenditure. Any such differences in reporting between DOB and OSC could result in differences in the presentation and reporting of receipts and disbursements for discrete funds, as well as differences in the presentation and reporting for total receipts and disbursements under different fund perspectives (e.g., State Operating Funds and All Governmental Funds).

Receipts

Financial Plan receipts results and projections included a variety of taxes, fees and assessments, charges for State-provided services, Federal receipts, and other miscellaneous receipts. Multi-year receipts estimates are prepared by DOB with the assistance of DTF and other agencies which collect State receipts and are premised on economic analysis and forecasts.

Overall base growth (i.e., growth not due to law changes) in tax receipts is dependent on many factors. In general, base tax receipts growth rates are determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which often alters base tax receipts. State taxes account for approximately half of total All Funds receipts.

Projections of Federal receipts generally correspond to the anticipated spending levels of a variety of programs supported by Federal aid including Medicaid, public assistance, mental hygiene, education, public health, and other activities.

Overview of the Receipts Forecast

As of December 21, 2022, All Funds receipts in FY 2023 were projected to total $215.5 billion, a 11.8 percent ($28.8 billion) decrease from FY 2022 results as Federal receipts return to pre-COVID-19 levels. FY 2023 State tax receipts are projected to decrease $20.7 billion (17.1 percent) from FY 2022 results.

Personal Income Tax

As of December 21, 2022, FY 2023 All Funds PIT receipts were estimated to decline sharply, reflecting underlying growth in gross collections that is eclipsed by the impact of PTET credits attributable to Tax Years (“TYs”) 2021 and 2022.

FY 2023 withholding is estimated to decline driven by a decline in bonus wages and tax rate reductions attributable to the Middle-Class Tax Cut, partially offset by modest growth in non-bonus wages. Estimated payments for Tax Year 2022 are expected to decrease dramatically due to taxpayer behavior related to PTET credits. Specifically, the estimate assumes that taxpayers will realize most TY 2022 PTET credits through reduced quarterly estimated payments rather than through settlement payments in FY 2024. Estimated payments for Tax Year 2022 are further reduced by the small business subtraction modification expansion included in the FY 2023 Enacted Budget. Extension payments (i.e., prior year estimated) for Tax Year 2021 increased, driven by strong nonwage income growth. Delinquent collections and final return payments are estimated to increase. Total refunds in FY 2023 are projected to increase substantially due to increases in the January to March 2023 administrative refund cap, Tax Year 2022 refund payments advanced to eligible taxpayers prior to filing final returns, the State-City offset, and Tax Year 2021 refunds. Extraordinary growth is expected from Tax Year 2021 refunds due to PTET credit realization and the one-time supplemental credit payments effectuated by the FY 2023 Enacted Budget. The Homeowner Tax Rebate Credit is projected to result in higher refund payments that are advanced prior to the filing returns. General Fund PIT receipts are net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and RBTF, which supports debt service payments on State PIT revenue bonds. The FY 2023 STAR transfer is expected to decline slightly. PIT RBTF receipts are statutorily set to 50 percent of net PIT receipts, and FY 2023 RBTF receipts therefore reflect the decrease in All Funds receipts noted above. FY 2023 General Fund PIT receipts are expected to decrease due to these changes.

The FY 2024 All Funds PIT receipts are projected to increase, driven by a decline in TY 2022 refunds caused by expected PTET credit realization behavior (i.e., adjustment of quarterly estimated payments rather than waiting until the settlement period). The decline in FY 2024 total refunds will also reflect the expiration of the Homeowner Tax Rebate Credit. This decline in total refunds is partially offset by projected declines in total estimated payments, final returns, and delinquencies.

The FY 2024 STAR transfer is expected to decline. The FY 2024 RBTF is projected to increase based on the increase in FY 2024 All Funds receipts. General Fund PIT receipts for FY 2024 are also expected to increase, driven by changes to All Funds receipts, the STAR transfer, and RBTF receipts.

All Funds PIT receipts for FY 2025 are projected to increase from FY 2024 projections. Gross PIT receipts are projected to increase as well, reflecting a withholding increase offset by a projected decline in extension payments. Total refunds are projected to increase slightly, further offsetting growth in FY 2025 receipts.

General Fund PIT receipts for FY 2025 are expected to increase, reflecting an increase in All Funds PIT receipts coupled with a further decrease in the STAR transfer, partially offset by an increase in RBTF receipts.

All Funds PIT receipts and General Fund PIT receipts are both expected to increase in FY 2026, generally reflecting normal baseline growth in income and associated tax liability.

The FY 2027 All Funds and General Fund PIT receipts estimates are both expected to register double-digit growth due to the expiration of the Federal state and local tax deduction cap at the end of 2025. This expiration will eliminate the incentive to participate in the PTET program and, without the associated credits, quarterly estimated payments are projected to return to pre-PTET levels. Excluding PTET, PIT receipts are estimated to increase by 1.3 percent.

Consumption/Use Taxes

All Funds consumption/use tax receipts for FY 2023 are estimated to increase from FY 2022 results. Sales tax receipts are estimated to increase due to an increase in taxable consumption (i.e., estimated sales tax base increase of 8 percent), partially offset by $312 million ($297 for the State sales tax and $15 million for the Metropolitan Commuter Transportation District (“MCTD”) sales tax, respectively) in lost revenue due to the temporary suspension of the State and MCTD sales taxes on the purchase and use of gasoline and diesel motor fuel from June 1, 2022 through December 31, 2022. Cigarette and tobacco tax collections are estimated to decrease, reflecting a continued trend decline in taxable cigarette consumption. Highway use tax (“HUT”) collections are estimated to remain flat. Motor fuel tax receipts are estimated to significantly decrease due to the temporary suspension of the State’s motor fuel excise tax on the purchase and use of gasoline and diesel motor fuel from June 1, 2022 through December 31, 2022, resulting in $297 million in lost revenue. The new peer-to-peer car sharing tax is expected to generate $2 million in partial-year receipts. Auto rental tax receipts are estimated to increase, mainly due to the ongoing recovery of the travel industry, partially offset by the peer-to-peer car sharing program.

Opioid excise tax receipts are expected to remain flat. Legislation enacted in March 2021 to regulate and tax adult-use cannabis products is expected to generate $40 million in license fees and $16 million in partial-year receipts from the State’s THC-based and retail excise taxes on the sale of adult-use cannabis products. Effective for FY 2022 and through the first half of FY 2023, 25 percent of State sales tax receipts were deposited into the Local Government Assistance Tax Fund until the termination of the Fund on October 1, 2022, pursuant to statute. Additionally, starting in FY 2022 the portion deposited into the Sales Tax Revenue Bond Fund increased to 50 percent (previously 25 percent) and the portion deposited to the General Fund was reduced from 50 to 25 percent. These funds are intended to support debt service payments on bonds issued under the State’s sales tax revenue bond programs. Excess receipts above the debt service requirements are subsequently transferred to the General Fund.

General Fund consumption/use tax receipts for FY 2023 are estimated to significantly increase, largely due to the statutory elimination of the Local Government Assistance Tax Fund distribution during the second half of the FY.

All Funds consumption/use tax receipts for FY 2024 are projected to moderately increase primarily due to a projected increase in sales tax receipts (projected sales tax base growth of 1.3 percent), in addition to the conclusion of the temporary fuel taxes suspension on gasoline and diesel motor fuel in December 2022. Motor fuel tax receipts are expected to significantly increase largely due to the conclusion of the temporary fuel taxes suspension on gasoline and diesel motor fuel in December 2022 (excluding the impact of the suspension, a minor increase in receipts is expected). The peer-to-peer car sharing tax is expected to generate $7 million in its first full year. Auto rental tax receipts are estimated to decrease from FY 2023, primarily due to the full-year impact of the expected shift towards the peer-to-peer car sharing program. The State’s THC-based and retail excise taxes on the sale of adult-use cannabis products are expected to generate $95 million during the first full year of receipts. These increases are partially offset by a continued decline in taxable cigarette consumption.

FY 2024 General Fund consumption/use tax receipts are projected to significantly increase, mainly due to the statutory elimination of the Local Government Assistance Tax Fund distribution for the entire FY.

All Funds consumption/use tax receipts for FY 2025 are projected to increase, largely reflecting a projected increase in sales tax receipts and the second full year of adult-use cannabis tax receipts as the market continues to mature, partially offset by a continued decline in taxable cigarette consumption.

FY 2025 General Fund consumption/use tax receipts are projected to increase primarily due to the All Funds trends noted above.

FY 2026 and FY 2027 All Funds consumption/use tax receipts are projected to increase compared to the prior year, largely reflecting small growth in the sales tax base and the continued maturation of the adult-use cannabis market.

FY 2026 and FY 2027 General Fund consumption/use tax receipts are projected to increase primarily due to the All Funds trends noted above.

Business Taxes

As of December 21, 2022, All Funds CFT receipts were estimated to increase the most of all business taxes in FY 2023, reflecting stronger gross receipts due to continued growth in corporate profits. The FY 2022 Enacted Budget that increased the business income tax rate to 7.25 percent for taxpayers with business income above $5 million and increased the capital base rate, previously set to be completely phased out, to 0.1875 percent (with several exceptions for certain taxpayers including corporate small businesses and qualified manufacturers). These rate increases are in effect for TY 2021 through 2023. Due to the timing of when the tax increase first impacts prepayments, March 2023 gross receipts are expected to sharply increase, which further contributes to the increased CFT receipts. Audit receipts are estimated to increase significantly because FY 2022 results were unusually low due to fewer large cases materializing. Refunds are estimated to increase and are likely to include refunds from the Additional Restaurant Return-To-Work Tax Credit that was included in the FY 2023 Enacted Budget.

As of December 21, 2022, All Funds Corporation and Utilities (“CUT”) receipts for FY 2023 were estimated to decrease over the prior FY, driven primarily by a further weakening of collections from the telecommunications sector, which are partially offset by collections from the utility sector slightly increasing Audit receipts are estimated to increase significantly from FY 2022 levels while refunds are estimated to decrease slightly.

As of December 21, 2022, All Funds Insurance tax receipts for FY 2023 were estimated to increase modestly due to projected increases in corporate profits and insurance tax premiums that drive increases in gross receipts, following a large increase in FY 2022 gross receipts compared to FY 2020. Audits and refunds paid were expected to increase as compared to FY 2022.

As of December 21, 2022, All Funds PTET collections for FY 2023 were estimated to decrease resulting from FY 2022 collections containing more than a full year of collections due to timing. As noted, DOB expects PTET will be revenue neutral for the State, however, the PTET will not be revenue neutral within each FY as PTET payments are generally received in the FY prior to PIT credit claims.

As of December 21, 2022, receipts from the repealed bank tax (all from prior liability periods) in FY 2023 were estimated to increase primarily due to an increase in audit receipts. Petroleum Business Tax (“PBT”) receipts were estimated to increase from FY 2022 results, primarily due to the impact of a 5 percent increase in the PBT rate index effective January 1, 2022, paired with a 5 percent increase in the PBT rate index effective January 1, 2023.

As of December 21, 2022, General Fund business tax receipts for FY 2023 were estimated to increase due to the trends in CFT and insurance tax receipts described above.

As of December 21, 2022, General Fund and All Funds business tax receipts for FY 2024 were projected to decrease, primarily reflecting a decrease in gross receipts and an increase in refunds from CFT. CFT gross receipts were expected to decline as TY 2023 estimated payments were reduced compared to the prior year due to the projected significant increase in TY 2023 prepayments described above, and CFT refunds were estimated to increase due to the recently enacted and extended City Musical and Theatrical Production credit and the new Small Business COVID-19 related credit. Projected increases in insurance tax, PTET, and PBT receipts are slightly offset by declines in CUT and bank tax receipts.

As of December 21, 2022, General Fund and All Funds business tax receipts for FY 2025 were projected to increase in CUT, insurance tax, and PTET, while PBT and CFT decline. The projected decline in CFT is due to the expiration of the temporary tax increase after Tax Year 2023.

As of December 21, 2022, General Fund and All Funds business tax receipts for FY 2026 were projected to increase only in insurance tax, while PBT, CUT, CFT, and PTET decline. The projected decline in PTET collections is the result of the scheduled expiration of the SALT cap after Tax Year 2025 under current Federal law.

As of December 21, 2022, General Fund and All Funds business tax receipts for FY 2027 reflected projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, consumption of taxable telecommunications services, and automobile fuel consumption and prices. Receipts are expected to decrease significantly due to fewer PTET collections since the SALT cap is scheduled to have expired.

Other Taxes

As of December 21, 2022, All Funds other tax receipts for FY 2023 were estimated to increase from FY 2022 results, primarily due to the receipt of multiple super-large estate tax payments in excess of $100 million. This is partially offset by the expectation that FY 2022’s record real estate transfer tax monthly collections do not continue unabated amidst the impact of increasing mortgage rates combined with elevated housing prices on potential buyers, continuing inflation, and overall economic uncertainty. As of December 21, 2022, General Fund other tax receipts for FY 2022 were estimated to increase, mainly due to an estimated increase in estate tax receipts due to the reason noted above.

As of December 21, 2022, All Funds other tax receipts for FY 2024 were projected to decrease, primarily due to an expected return to a more typical amount of super-large payments and collections, as well as a projected decline in real estate transfer tax receipts as mortgage rates were projected to remain elevated as the market stabilizes itself. All Funds other tax receipts in the outyears were projected to increase, largely due to increases in both estate tax and real estate transfer tax receipts, reflecting projected growth in household net worth, housing starts, and housing prices.

As of December 21, 2022, General Fund other tax receipts for FY 2024 were projected to decline due to the reason noted above. Other tax receipts for the outyears were projected to increase, resulting from projected increases in estate tax receipts, reflecting projected growth in household net worth.

Miscellaneous Receipts

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery and gaming receipts for education, assessments on regulated industries, Tribal-State Compact receipts, Extraordinary Monetary Settlements and a variety of fees. As such, miscellaneous receipts were driven in part by year-to-year variations in health care surcharges and other HCRA resources, bond proceeds, tuition income revenue and other miscellaneous receipts.

As of December 21, 2022, All Funds miscellaneous receipts in FY 2023 were projected to decrease from FY 2022 results, driven by lower projected abandoned property, license, fee and reimbursement receipts and conservative estimation of non-general fund revenues partially offset by the projected increase of bond proceeds receipts that are expected to grow, primarily due to the increase in bond-eligible capital spending in FY 2023.

As of December 21, 2022, All Funds miscellaneous receipts were projected to increase in FY 2024, mainly reflecting growth in bond proceeds driven by higher bond-eligible capital spending and the timing of bond reimbursements. In later years of the Financial Plan period, receipts remain relatively flat.

Consistent with past practice, the aggregate receipts projections (i.e., the sum of all projected receipts by individual agencies) in State Special Revenue Funds are centrally adjusted downward to reflect aggregate trends and patterns observed between estimated and actual results over time.

Federal Receipts

Aid from the Federal government helps to pay for a variety of programs including Medicaid, public assistance, mental hygiene, School Aid, public health, transportation, and other activities. Annual changes to Federal receipts generally correspond to changes in Federally-reimbursed spending. Accordingly, DOB typically projects Federal reimbursements will be received in the State FY in which spending occurs, but due to the variable timing of Federal receipts, actual results often differ from projections.

As of December 21, 2022, the decline in All Funds Federal receipts projections from FY 2022 primarily reflected the one-time receipt of Federal aid pursuant to the ARP including $12.75 billion in general aid, emergency rental assistance and a reduction in eFMAP partially offset by FEMA reimbursement of eligible pandemic expenses and other pandemic assistance including categorical aid for schools, universities, childcare, housing, infrastructure, and other purposes which were expected to be received over the multi-year period.

Under the Biden administration and the current and future Congress, many of the policies that drive Federal aid may be subject to change. As of December 21, 2022, it was not possible to assess the potential fiscal impact of future policies that may be proposed and adopted. If Federal funding to the State were reduced, this could have a materially adverse impact on the Updated Financial Plan.

Disbursements

The multi-year disbursements projections considered various factors including statutorily-indexed rates, agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affected spending estimates vary by program. For example, public assistance spending was based primarily on anticipated caseloads that were estimated by analyzing historical trends and projected economic conditions. Projections also accounted for the timing of payments, since not all the amounts appropriated are disbursed in the same FY. Consistent with past practice, the aggregate receipts and spending projections (i.e., the sum of all projected receipts and spending by individual agencies) in State Special Revenue Funds were centrally adjusted downward to reflect aggregate spending trends and patterns observed between estimated and actual results over time.

Local Assistance Grants

Local assistance spending included payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations who provide services to individuals. As of December 21, 2022, School Aid and health care spending accounted for the majority of State Operating Funds local assistance spending. As of December 21, 2022, local assistance spending represented approximately two-thirds of total State Operating Funds spending.

Education

School Aid

School Aid supports elementary and secondary education for New York pupils enrolled in the State’s 673 major school districts. State aid is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses, such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, such as the construction of school facilities and the education of students with disabilities.

School Year (July 1 - June 30)

As of December 21, 2022, the Updated Financial Plan included $31.4 billion for School Aid in SY 2023, exclusive of FY 2022 Federal prekindergarten expansion grants, representing an annual increase of approximately $2.1 billion (7.2 percent). This annual increase included a $1.5 billion (7.7 percent) increase in Foundation Aid. The growth in Foundation Aid reflects the second year of the three-year phase-in of the current formula and a minimum 3 percent annual increase to fully funded districts that would otherwise not receive a Foundation Aid increase under current law. In addition to the Foundation Aid increase, School Aid growth included a $457 million increase in expense-based reimbursement programs such as Transportation and Boards of Cooperative Education Services Aid and a $125 million increase in State-funded full-day four-year-old prekindergarten programming for four-year-old children, comprised of a $100 million formula-based allocation and a $25 million grant to be competitively awarded.

In both SY 2023 and SY 2024, growth in School Aid largely reflects the final two years of the three-year phase-in of full funding of the current Foundation Aid formula, increased support for Statewide full-day prekindergarten and assumed growth in expense-based aids. For SY 2025 through SY 2027, current projections of growth in School Aid reflect the projected ten- year average growth in State personal income.

In addition to State School Aid, public schools received $13.0 billion of Federal ESSER and GEER funds allocated by CRRSAA and ARP. This funding, available for use over multiple years, will continue to help schools safely operate with in-person instruction, address learning loss, and respond to students’ academic, social, and emotional needs resulting from the disruptions of the COVID-19 pandemic. Most of these funds ($12.2 billion) are allocated to school districts and charter schools, largely in proportion to their Federal Title I award, and allow for broad local discretion over the funds’ use. A total of $629 million of these funds are allocated to school districts as targeted grants to address learning loss from the shutdown of in-person learning through activities such as summer enrichment and comprehensive after- school programs. The remaining $210 million is allocated for the expansion of full-day prekindergarten programs for four-year-old children; prekindergarten grants the State will gradually take over and fully fund beginning in SY 2025.

State FY

The State finances School Aid from the General Fund, commercial gaming receipts, Cannabis sales, Mobile Sports Wagering receipts, and Lottery Fund receipts, including revenues from VLTs. Commercial gaming, Lottery, Mobile Sports Wagering and Cannabis receipts are accounted for and disbursed from dedicated accounts. The amount of School Aid spending financed by Mobile Sports Wagering receipts was expected to increase significantly in FY 2023 due to higher than anticipated revenue collections in FY 2022 and the continued maturation of the mobile sports wagering market. Additionally, the amount of School Aid spending financed by VLT Lottery Aid is expected to increase in FY 2023 as the VLT market returns to pre-pandemic levels.

Because the State FY begins on April 1 and the SY begins on July 1, the State typically pays approximately 70 percent of the annual SY commitment during the initial State FY and the remaining 30 percent in the first three months of the following State FY.

Other Education Funding

The State provides funding and support for various other education-related programs. These include special education services; programs administered by the Office of Prekindergarten through Grade 12 education; cultural education; higher and professional education programs; and adult career and continuing education services.

The State helps fund special education services for approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Prekindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses of the major cultural institutions, State Archives, State Library, and State Museum, as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of post-secondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State’s adult citizens, ensuring that such individuals have access to a one-stop source for all their employment needs, and are made aware of the full range of services available in other agencies.

Special Education costs were expected to increase from FY 2022 levels due to the approval of a 4 percent COLA to provider tuition rates for SY 2022 and an 11 percent increase for SY 2023, as well as enrollment returning to pre-pandemic levels. These increased tuition costs will be paid in the first instance by school districts and counties and partially reimbursed by the State starting in the following year. Outyear spending increases are attributable to projected enrollment and cost growth.

The projected spending increase for All Other Education Programs in FY 2023 is largely attributable to increased costs to reimburse school districts for charter school supplemental tuition and increased funding for public libraries, public broadcasting, independent living centers, opportunity programs, and one-time aid and grant programs. The projected spending decrease in FY 2024 is due to the discontinuation of certain one-time aid and grant programs. The projected spending increase in FY 2025 is primarily due to anticipated increases in reimbursement to nonpublic schools for science, technology, engineering, and math instruction, charter school supplemental tuition payments paid as reimbursement to school districts, payments to the City for charter school facilities aid, and the restoration of funding for payment of school districts’ prior year aid claims in FY 2025.

School Tax Relief Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. As of December 21, 2022, senior citizens with incomes below $92,000 will receive a $74,900 exemption in FY 2023.

Spending on STAR property tax exemptions reflected reimbursements made to school districts to offset the reduction in the amount of property tax revenue collected from homeowners. Since FY 2017, the STAR exemption program has been gradually transitioned from a spending program to an advance refundable PIT credit program. As a result, first-time homebuyers and homeowners who move receive a refundable PIT credit instead of a property tax exemption. This transition did not change the value of the STAR benefit received by homeowners. Since FY 2020, homeowners who receive a property tax exemption will not see an increase in their STAR benefit (details below).

The STAR program also included a credit for income-eligible resident City taxpayers. The City PIT rate reduction was converted into a State PIT tax credit starting with TY 2017. As of FY 2019, City STAR payments were no longer a component of State Operating Funds spending. This change has no impact on the value of the STAR benefit received by taxpayers.

Starting in FY 2020, all homeowners with incomes above $250,000 were transitioned from the basic exemption benefit program to the advance credit program. Additionally, the zero percent growth cap on the STAR exemption benefit that was included in the FY 2020 Enacted Budget remains in effect. The decline in reported disbursements on STAR exemptions in FYs 2023 through 2025 can be attributed to these actions. By moving taxpayers to the credit program, the State can more efficiently administer the program while strengthening its ability to prevent abuse. The move from the basic exemption to the credit program does not reduce the value of the benefit received by homeowners.

As of the FY 2023 Enacted Budget, DTF is permitted to send STAR benefits directly to STAR Exemption beneficiaries under the program’s “Good Cause” provisions when such applications are approved. This change, as well as other minor administrative changes included in the Updated Financial Plan, has no impact on STAR program costs.

Higher Education

Local assistance for higher education spending includes funding for CUNY, SUNY, and HESC.

As of December 21, 2022, SUNY and CUNY operated 47 four-year colleges and graduate schools with a total enrollment of nearly 390,000 full- and part-time students. SUNY and CUNY also operated 37 community colleges, serving approximately 260,000 students. State funds support a significant portion of SUNY and CUNY operations. The State provides annual subsidies of approximately $1.2 billion for SUNY campus operations through a General Fund transfer and $2 billion to fully support fringe benefit costs of SUNY employees at State-operated campuses. The State was also projected to pay $1.2 billion in FY 2023 for debt service on bond financed capital projects at SUNY and CUNY. In FY 2023, an estimated $320 million in student financial aid support will be transferred from HESC to SUNY. This was the result of an accounting change first implemented in FY 2020 to reflect certain financial aid payments from HESC to SUNY as transfers instead of disbursements.

HESC is New York State’s student financial aid agency. HESC oversees State-funded financial aid programs, including the Excelsior Scholarship, the Tuition Assistance Program (“TAP”), and 26 other scholarship and loan forgiveness programs. Together, these programs provide financial aid to approximately 300,000 students. HESC also partners with OSC in administering the College Choice Tuition Savings program.

As of December 21, 2022, higher education local assistance spending was projected to increase by $338 million, or 12.4 percent, from FY 2022 to FY 2023. This spending increase largely reflects an increase in General Fund operating support to CUNY Senior Colleges to fully fund tuition credits provided to TAP recipients, funding to hire additional full-time faculty, additional funding for strategic investments and fringe benefit costs at CUNY, a 12 percent increase in support for higher education opportunity programs and training centers, and an expansion of TAP for part-time students who are enrolled in degree programs and students enrolled part-time in high-demand workforce credential programs at community colleges.

Health Care

The DOH works with local health departments and social services departments, including the City, to coordinate and administer statewide health insurance programs and activities, including operating the Medicaid program that provides health care coverage to 7.3 million low-income individuals and long-term care services for the elderly and disabled. Most government-financed health care programs are included under DOH. However, several programs are also supported through multi-agency efforts. In addition to Medicaid and Statewide public health programs, local assistance spending for health care includes a variety of mental hygiene programs.

DOH also engages in Federally supported initiatives, including Medicaid redesign, public health and COVID-19 pandemic response efforts.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through monthly premium payments to managed care plans that enroll Medicaid eligible individuals and direct payments to health care providers for services rendered to Medicaid enrollees. Medicaid services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including personal care, mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services). The Medicaid program is financed by the Federal government, the State, and counties, including the City. As of December 21, 2022, DOB estimated that spending from all sources, including spending by local governments that is not part of the State’s All Funds activity, would total $99 billion in FY 2023.

The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA resources, indigent care support, provider assessment revenue, and tobacco settlement proceeds. As of December 21, 2022, the General Fund was expected to finance 76 percent of State-share Medicaid costs in FY 2023. In any year, Medicaid costs financed by the General Fund may be affected by several factors, including the Medicaid Global Cap, a statutory annual growth cap that applies to a subset of State-share Medicaid spending, financial resources available in HCRA, and, to a lesser extent, other special revenue funds, and temporary changes to the Federal share of Medicaid (e.g., enhanced FMAP).

Medicaid eligibility and enrollment fluctuates with economic cycles. As of December 21, 2022, enrollment was projected to increase by nearly 1.6 million from the start of the pandemic before beginning to decline. This enrollment increase has been driven by the steep rise in unemployment triggered by the COVID-19 pandemic, as well as Federal limitations on Medicaid disenrollment activities during the PHE period. The Updated Financial Plan forecast assumed that enrollment levels will peak at over 7.7 million in FY 2023 and return to near pre-pandemic levels in the later part of FY 2025. As the economy recovers and unemployment trends towards pre-pandemic levels, costs associated with individuals temporarily enrolled, but entitled to twelve months of continuous coverage, were anticipated to persist into FY 2023 and decline in FY 2024.

Despite the projected return to pre-pandemic enrollment, as of December 21, 2022, total Medicaid costs were expected to grow annually due to an increase in populations that typically drive higher service utilization and costs. Other factors that continued to place upward pressure on State-share Medicaid costs include but are not limited to provider reimbursement to cover minimum wage increases; the phase-out of enhanced Federal funding; increased costs and enrollment growth in managed long-term care; and payments to financially distressed hospitals.

The Essential Plan

The FY 2015 Enacted Budget authorized the State to participate in the EP, a health insurance program which receives Federal subsidies authorized through the Affordable Care Act (“ACA”). The EP includes health insurance coverage for legally residing immigrants in New York not eligible for Medicaid, CHP or other employer-sponsored coverage. Individuals who meet the EP eligibility standards are enrolled through the New York State of Health (“NYSOH”) insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments. The Exchange - NYSOH - serves as a centralized marketplace to shop for, compare, and enroll in a health plan. As of December 21, 2022, over 1 million New Yorkers were expected to be enrolled in the EP in FY 2023, which represents an increase in enrollment from FY 2022 as the economy recovers and unemployment trends towards pre-pandemic levels shifting individuals out of Medicaid and growth in enrollment due to expanded eligibility.

On an All Funds basis, EP spending was anticipated to fluctuate over the Financial Plan period, reflecting a mix of factors. Spending growth in FY 2023 and FY 2024 primarily reflects costs associated with robust growth in program enrollment and the expanded eligibility up to 250 percent of the Federal poverty level. This growth is partially offset by the Federal disapproval of the FY 2023 Enacted Budget proposals to provide 12 months of postpartum coverage for individuals enrolled in EP and a delay in implementing Long Term Service and Support coverage in EP.

Due to a high Federal reimbursement rate for the EP under current methodology, local assistance spending for the EP is not anticipated to drive a commensurate increase in State support.

Public Health/Aging Programs

Public Health includes many programs. CHP, the largest program in this category, provides health insurance coverage for children of low-income families up to the age of 19. The GPHW program reimburses local health departments for the cost of providing certain public health services. The Elderly Pharmaceutical Insurance Coverage (“EPIC”) program provides prescription drug insurance to seniors. The Early Intervention (“EI”) program pays for services provided to infants and toddlers under the age of three with disabilities or developmental delays. Many public health programs, such as the EI and GPHW programs, are run by county health departments that are reimbursed by the State for a share of the program costs. State spending projections did not include the county share of these programs. In addition, a significant portion of HCRA spending was included under the Public Health budget.

SOFA promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging and local providers.

Public Health spending grows over the Updated Executive Budget Financial Plan period due to several factors, including increased support for Nourish NY as an ongoing permanent program under DOH, the shift of the Resiliency Program to DOH, and the scheduled phase down of enhanced resources provided in the ACA. Growth in FY 2023 reflects a reduction in expected eFMAP for CHP as part of the FFCRA, and the timing of FY 2022 payment processing due to COVID-19. Increased spending in FY 2023 will be partially offset by State savings from the utilization of Federal funding where applicable.

Public Health spending grows over the Financial Plan period due to expiration of enhanced Federal resources, including FFCRA eFMAP, for the CHP program. Growth in FY 2023 reflects the timing of FY 2022 payment processing due to COVID-19, a $140 million investment in workforce initiatives, a $22 million investment in HPNAP, and other one-time spending programs. Increased spending in FY 2023 will be partially offset by State savings from the utilization of Federal funding where applicable. With the extension of the PHE through March 2023, CHP was expected to receive an additional $40.3 million in COVID-19 eFMAP savings in FY 2023 and $12 million in FY 2024.

The Updated Financial Plan continues SOFA support to address locally identified capacity needs for services to maintain the elderly in their communities, support family and friends in their caregiving roles, and reduce future Medicaid costs by intervening earlier with less intensive services. The Updated Financial Plan also reflects funding for an annual Human Services COLA of 5.4 percent in FY 2023.

Health Care Reform Act Financial Plan

HCRA was established in 1996 to help fund a portion of State health care activities and, as of December 21, 2022, was currently authorized through FY 2023. HCRA resources include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. These resources are used to fund roughly 25 percent of State share Medicaid costs, and other programs and health care industry investments including CHP, EPIC, Physician Excess Medical Malpractice Insurance, Indigent Care payments to hospitals serving a disproportionate share of individuals without health insurance; Worker Recruitment and Retention; Doctors Across New York; and the Statewide Health Information Network for New York/All-Payer Claims Databases.

As of December 21, 2022, total HCRA receipts were anticipated to increase in FY 2023, reflecting the assumption that health care surcharge and assessment collections will continue to trend closer to pre-pandemic levels. The HCRA financial plan includes an additional $150 million annually through FY 2025 to support distressed providers through Medicaid program payments. Additionally, the Governor signed legislation for the Covered Lives Assessment and EI program, which would provide funding to early intervention education for toddlers with disabilities.

Projected declines in cigarette tax revenues reflect expected continued declines in the consumption of cigarettes.

As of December 21, 2022, HCRA spending in FY 2023 was anticipated to increase in line with projected growth in receipts. The Updated Financial Plan reflected over $4.5 billion in continued support for Medicaid spending, including $150 million annually through FY 2025 to increase support for distressed providers and nearly $750 million for the CHP program.

Estimated growth in CHP spending reflects the expiration of enhanced Federal resources provided through the ACA and expected growth in enrollment and utilization.

As of December 21, 2022, HCRA was expected to remain in balance over the Financial Plan period. Under the current HCRA appropriation structure, spending reductions were expected to occur if resources are insufficient to maintain a balanced fund. Any such spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA were expected to fund Medicaid costs that would have otherwise been paid from the General Fund.

Mental Hygiene

The Mental Hygiene agencies consist of the OPWDD, the OMH, the OASAS, the Developmental Disabilities Planning Council, and the Justice Center for the Protection of People with Special Needs. These agencies provide services directly to their clients through State-operated facilities, and indirectly through community-based providers. Services are provided for adults with mental illness, children with emotional disturbance, individuals with intellectual and developmental disabilities and their families, people with chemical dependencies, and individuals with compulsive gambling problems. The service costs are reimbursed by Medicaid, Medicare, third-party insurance, and State funding.

The Updated Financial Plan includes continued support for individuals with developmental disabilities to ensure appropriate access to care, including additional funding to expand independent living opportunities, provide choice in service options, and support the return to pre-pandemic utilization levels. Funding is included to enhance OPWDD housing subsidies and expand crisis services.

As of December 21, 2022, the funding was included to support OMH community services and the continued transition of individuals to more cost-effective community settings. Service expansion includes increases for residential programs and supported housing units throughout the State, additional peer support services, and new targeted services, such as mobile crisis teams to directly assist homeless individuals and the establishment of the 988 Crisis Hotline. Additionally, investments are made to restore funding for inpatient State-operated bed capacity; increased funding for Article 28 inpatient psychiatric hospital bends; recruit psychiatrists and psychiatric nurse practitioners; and incentivize the provision of specialized treatments for children and families.

As of December 21, 2022, increased funding for OASAS addiction service programs was expected to provide additional residential service opportunities and resources to not-for-profit providers for addiction prevention, treatment, and recovery programs. In FY 2023, over $300 million in additional resources from the Opioid Stewardship Tax and litigation settlements with pharmaceutical manufacturers and distributors will be targeted at the opioid epidemic through expanded addiction services programs.

The FY 2023 Executive Budget also includes a 5.4 percent human services COLA, which will provide over $600 million in Federal and State funding to voluntary-operated programs overseen by the mental hygiene agencies and a targeted bonus payment up to $3,000 for eligible healthcare and direct care workers.

The level of Mental Hygiene spending reported under the DOH Medicaid Global Cap and/or the OPWDD related local share expenses funded with additional Financial Plan resources have no impact on mental hygiene service delivery or operations and may fluctuate depending on the availability of resources and other cost pressures within the Medicaid program.

Social Services

Office of Temporary and Disability Assistance

OTDA local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs are Family Assistance, Safety Net Assistance and SSI. The Family Assistance program, financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, the visually handicapped, and disabled persons.

As of December 21, 2022, DOB’s caseload models projected a total of 472,440 public assistance recipients in FY 2023. Approximately 162,124 families were expected to receive benefits through the Family Assistance program and 107,777 through the Safety Net program in FY 2023, a modest decline in both programs from FY 2022. The caseload for single adults and childless couples supported through the Safety Net program was projected to be 202,539 in FY 2023, an increase of 1.9 percent from FY 2022.

The rise in unemployment and decrease in family income resulted in an increase to the public assistance caseload, particularly in the City, which increases Safety Net assistance spending. The FY 2023 Enacted Budget made changes to public assistance to help alleviate the “benefits cliff” by encouraging increased earnings and allowing more savings while remaining eligible for the program. In addition, the FY 2023 Enacted Budget reduced the 45-day waiting period for prospective Safety Net Assistance recipients before they can begin to receive program benefits to 30 days, in line with Family Assistance benefits. SSI spending is expected to increase in FY 2023 after the one-time Federal assistance provided during FY 2022 expires that otherwise would have been partly funded out of SSI.

The increase in rental assistance in FY 2023 reflects the addition of $800 million for the time-limited ERAP to provide economic relief to low and moderate-income households at risk of experiencing homelessness or housing instability. Additionally, the FY 2023 Enacted Budget added $125 million for aid to landlords whose tenants have left their rental property or who are unwilling to apply for ERAP. The Updated Financial Plan shifts $35 million annually from DHCR to OTDA to support legal services and representation for eviction cases outside of the City.

Spending increases for homeless housing and services in the outyears reflected a transition from State settlement funds to the General Fund for the ESSHI, which funds supportive housing constructed for vulnerable homeless populations under the Governor’s Affordable Housing and Homelessness Plan. This transition from settlement funds reflected all costs of the ESSHI program that are shared by multiple agencies which as of December 21, 2022 had begun to be allocated to those agencies in the Updated Financial Plan and will continue to be allocated in future updates to the Financial Plan. As of December 21, 2022, $20 million had been allocated to OMH.

Office of Children and Family Services

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. It oversees the State’s system of family support and child welfare services administered by local social services districts and community-based organizations. Specifically, child welfare services, financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

The FY 2023 Enacted Budget continued for one year the restructured financing approach for residential school placements of children with special needs outside the City that was included in the FY 2022 Enacted Budget, thereby aligning the fiscal responsibility with the school district responsible for the placement. Additional FY 2023 Enacted Budget actions include funding to increase the child care market rate to include 80 percent of providers, expanding eligibility for child care subsidies to more families, investing in adoption subsidies through the modernization of the rate setting methodology, increasing funding for Runaway Homeless Youth program, expanding the Healthy Families New York Home Visiting program and funding a 5.4 percent increase for human services workers.

Transportation

The DOT maintains approximately 43,700 State highway lane miles and 7,700 State highway bridges. The DOT also partially funds regional and local transit systems, including the MTA; local government highway and bridge construction; and rail, airport, and port programs.

As of December 21, 2022, in FY 2023, the State planned to provide $7.4 billion in operating aid to mass transit systems, including $2.8 billion from the direct remittance of various dedicated taxes and fees to the MTA that do not flow through the State’s Financial Plan, as well as $244 million from a State supplement to the Payroll Mobility Tax (“PMT”) collections. The MTA, the nation’s largest transit and commuter rail system, was scheduled to receive $6.6 billion (approximately 90 percent) of the State’s mass transit aid.

Projected operating aid to the MTA and other transit systems mainly reflected the current receipts forecast. A substantial amount of new funding to the MTA was authorized in the FY 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA’s 2020-2024 Capital Plan. This included a portion of sales tax receipts collected by online marketplace providers on all sales facilitated through their platforms, and implementation and enforcement of regulations associated with the Wayfair decision.

As of December 21, 2022, funding for transportation was projected to increase by $813 million in FY 2023. Projected increases in operating aid to the MTA and other transit systems are funded mainly by stronger dedicated receipts collections, for an additional $653 million to the MTA, $125 million for non-MTA downstate transit systems, and $35 million for upstate systems.

Local Government Assistance

Direct aid to local governments includes the Aid and Incentives for Municipalities (“AIM”) program, created in FY 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, cities, towns, and villages; and efficiency-based incentive grants to local governments.

The decrease in projected spending to cities in FY 2023 reflects non-recurring payments made in FY 2022 (including FY 2021 local aid payments that were withheld). State Operating Funds spending for the various efficiency and restructuring grants within the AIM program was projected to increase in FY 2024 due to potential awards from the Financial Restructuring Board for Local Governments.

As of December 21, 2022, 846 towns and 479 villages receive a total of $59.1 million in AIM-Related payments funded through local sales tax collections. The FY 2023 Enacted Budget ends this practice and resumes State General Fund support for these towns and villages through the traditional AIM program, allowing local governments to retain a greater amount of local sales tax revenue annually.

Agency Operations

Agency operating spending consist of PS and NPS. Fringe benefits (e.g., pensions and health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, as well as certain fixed costs such as litigation expenses and taxes on public lands, are also part of operating costs and are described separately under GSCs. PS includes salaries of State employees of the Executive, Legislative, and Judicial branches consistent with current negotiated collective bargaining agreements, as well as temporary/seasonal employees. NPS includes real estate rentals, utilities, contractual payments (e.g., consultants, IT, and professional business services), supplies and materials, equipment, and telephone service. Certain agency operating costs of DOT and the Department of Motor Vehicles (“DMV”) were included in Capital Projects Funds and were not reflected in State Operating Funds.

As of December 21, 2022, over 90 percent of the State workforce was unionized. The largest unions included CSEA, which represents office support staff, administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; Public Employees Federation, which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers); UUP, which represents faculty and nonteaching professional staff within the SUNY system; and the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), which represents security personnel (correctional, safety and security officers).

Agency operations spending levels are mainly impacted by workforce and employee compensation, and fluctuations in energy and commodity prices, as well as the utilization of Federal CRF funds in FY 2022 to offset roughly $1.5 billion in eligible spending primarily for payroll costs of public health and safety employees. Operational spending for executive agencies is affected by pandemic response and recovery efforts, including, the timing of Federal reimbursement offsets of expenses over multiple FYs, the payment of salary increases pursuant to existing contracts, and the FY 2023 payment of retroactive salary increases for CSEA and M/C employees for FY 2022. The central reserves established for the retroactive payments have been allocated to agency budgets in the Updated Financial Plan.

Pursuant to guidelines established by the U.S. Treasury, as of December 21, 2022, the State charged roughly $1.5 billion in eligible costs to the Federal CRF in FY 2022. This included payroll costs (excluding fringe benefits) for public health and safety employees and other eligible pandemic response costs.

As of December 21, 2022, certain pandemic response expenses incurred in FY 2021 and 2022, including the purchase of COVID-19 test kits for schools and local governments, PPE, durable medical equipment, costs to build out field hospital facilities, testing, and vaccination activities were expected to be reimbursed by FEMA. DOB expected FEMA reimbursement over several years based on prior experience of payment of claims. State agencies were expected to continue to incur costs to respond to the COVID-19 pandemic in FY 2023, which were expected to be funded with FEMA resources.

In addition to the retroactive salary payments and Federal CRF offsets, the most significant spending changes are summarized below:

•

Mental Hygiene. The FY 2023 Enacted Budget included an investment to enable OPWDD to expand Child and Adolescent Needs and Strengths assessments to a larger proportion of the eligible population to improve service delivery and increases to update and improve critical IT systems. Additional funding is included in the FY 2023 Enacted Budget for essential health and safety roles in nursing, direct care, and facility operations at mental hygiene facilities; for prevention, treatment, and recovery efforts to reduce the opioid epidemic’s toll; and to enhance OASAS staffing to administer program expansions and modernize funding methodologies. The Updated Financial Plan also includes funding to extend the pilot program to employees at mental hygiene facilities with critical titles in nursing, direct care, and facility operations with up to two and one-half times overtime through November 2022; and increase the hiring rate and geographic pay differentials for certain direct care titles to help recruitment and retention.

•

State Police. Since the FY 2023 Enacted Budget, the Governor signed legislation intended to strengthen gun safety, address gun violence, and bolster restrictions on concealed carry weapons. Implementation was estimated to add $25 million in new costs in FY 2023, and comparable amounts in the outyears. Costs include implementation of new licensing requirements and requiring gun dealer inspections.

•

Corrections and Community Supervision. On November 8, 2021, DOCCS announced the closure of six facilities which was expected to produce savings of $142 million annually. In addition, funding is included for a geographic pay differential to help recruit and retain DOCCS medical staff

•

Department of Health. The overall decline in projected spending from FY 2022 reflects a reduction in pandemic-related costs associated with the administration and staffing of vaccine and testing sites, including targeted pop-up sites, laboratory equipment, and call center staffing. A substantial amount of spending incurred in FY 2022 was one-time.

•

Information Technology Services. Spending growth in FY 204 and beyond reflects investments in additional staff and security tools to continue to protect the State’s technology infrastructure, online services to meet higher demand resulting from the pandemic and restoring staffing to pre-pandemic levels.

•	Children and Family Services. Higher spending in FY 2023 is due to the shift of operating costs to local assistance in FY 2022 and anticipated youth participation in the Raise the Age program.
•

State University. As of December 21, 2022, spending for SUNY had been revised upward to reflect fully reimbursing colleges for the cost of “TAP Gap” tuition credits at SUNY State-operated campuses, new funding to hire full-time faculty, an increase for higher education opportunity programs, establishing child care centers on SUNY campuses, and funding for non-recurring strategic investments to improve academic programs, increase enrollment, enhance student support services, and modernize operations.

•	Healthcare/Direct Care Worker Bonus. FY 2023 spending includes an estimated $148 million to provide bonuses for certain State healthcare and direct care workers earning less than $125,000.
•	Judiciary. Growth is mainly driven by planned increases in staff hiring and contract spending.
•

All Other Agencies. Other spending changes include support for security at the City’s bridges, tunnels and transportation hubs, which was previously funded with capital funds. In addition, the State will contribute $50 million in FY 2023 to a public-private Equity Fund to support social equity applicants as they plan for and build out retail cannabis dispensaries.

Workforce

In FY 2023, $15.6 billion or 12.8 percent, of the State Operating Funds budget was dedicated to supporting FTE employees under direct Executive control; individuals employed by SUNY and Independent Agencies; employees paid on a non-annual salaried basis; and overtime pay. Roughly two-thirds of the Executive agency workforce is in the mental hygiene agencies and DOCCS.

General State Charges

GSC spending includes employee related expenses for fringe benefits the State provides to current and former employees, as well as certain statewide fixed costs. Fringe benefits include health insurance, pensions, workers’ compensation coverage, UI, survivors’ benefits, and dental and vision benefits (some of which are provided through union-specific Employee Benefit Funds). The GSC budget also pays the Social Security payroll tax, taxes on State-owned lands, Payments in Lieu of Taxes, and judgments and settlements awarded in the Court of Claims. Many of these payments are mandated by law or collective bargaining agreements. Employee fringe benefits are paid centrally through GSCs in the General Fund. Some agencies with dedicated revenue sources outside of the General Fund partially reimburse the GSCs in the General Fund via the agency fringe benefit assessments.

Higher estimated costs in the health insurance program reflect anticipated medical inflation and increased utilization in non-essential procedures that were postponed during the pandemic. In addition, a $724 million health insurance prepayment in FY 2022 will be applied towards the State’s health insurance premiums in the later years of the Financial Plan. The annual decline in FY 2023 reflects this prepayment, as well as a reconciliation credit of $121 million related to FY 2022 NYSHIP costs.

The State has and continues to fund employee and retiree health care expenses as they become due, on a PAYGO basis. The RHBTF was created in FY 2018 to reserve money for the payment of health benefits of retired employees and their dependents and create an asset against the State’s OPEB liability. An initial deposit to the RHBTF of $320 million was made in FY 2022 and planned deposits include $320 million in FY 2023, and $375 million in FY 2024 through FY 2027, fiscal conditions permitting.

The pension estimates for NYSLRS reflect a reduction in the employer contribution rates primarily due to FY 2021 record-setting investment returns of 33.55 percent in the valuation of assets available to pay retirement benefits. In addition, the State realized $67 million in pension interest savings by paying the entire FY 2023 ERS/PFRS bill in May 2022.

In addition, the multi-year forecast includes two pension reform actions. The first reform, which is intended to improve the recruitment and retention of employees in Tier 5 and Tier 6, permanently reduces their vesting period from ten years to five years. This change will cost the State $136 million over the Financial Plan period. The second reform provides a temporary, two-year exclusion of overtime from the variable income-based Tier 6 employee contribution calculation. This will ensure that employees who worked considerable overtime during the pandemic will not experience a significant increase in their employee contribution. This change will cost the State $2.6 million through FY 2024.

Social Security costs reflect the interest free repayment of the State and Judiciary non-Medicare payroll taxes deferred from April-December 2020 as authorized in the Federal CARES Act. The State made its $278 million interest free repayments on November 21, 2021 and March 21, 2022. The Judiciary paid its deferment of $69 million in its entirety in June 2021. The three SUNY Hospitals made their first repayment of $24 million in November 2021 and were scheduled as of December 21, 2022 to remit their remaining $24 million repayment by December 2022.

In FY 2022, certain fringe benefit costs related to payroll expenses for State Police, first responders, and public safety officers were funded from the Federal CRF pursuant to Treasury eligibility guidelines. This resulted in an increase in Federal fringe benefits spending of $650 million and a commensurate reduction in General Fund spending.

Transfers to Other Funds (General Fund Basis)

General Fund resources are transferred to other funds to finance a range of other activities, including debt service for bonds that do not have dedicated revenues, SUNY operating costs and certain capital projects.

As of December 21, 2022, General Fund transfers to other funds were projected to total $8.2 billion in FY 2023, a decline of $1.7 billion from FY 2022 mainly due to capital projects funding.

Transfers to capital projects funds are impacted by the timing of bond receipts to offset costs initially funded by monetary settlements; reimbursements to the capital projects fund; and PAYGO capital spending, including $6 billion across the Financial Plan period to avoid higher cost taxable debt issuances, remain within the statutory debt cap, and allow for a larger DOT capital plan.

The DHBTF receives motor vehicle fees, PBT, the motor fuel tax, HUT, the auto rental tax, utilities taxes, and miscellaneous transportation-related fees. These resources are used to pay debt service on transportation bonds, finance capital projects, and pay for certain operating expenses of DOT and the DMV. The General Fund subsidized DHBTF expenses that are not covered by revenue and bond proceeds. In addition, the FY 2023 Enacted Budget provided support to the DHBTF in FY 2023 to hold harmless the transportation programs that will be negatively impacted from the temporary fuel taxes suspension.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include General Obligation Bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities, such as ESD, DASNY, and the New York State Thruway Authority (“NYSTA”). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

As of December 21, 2022, State Operating Funds debt service was projected to be $7.6 billion in FY 2023, of which $290 million was paid from the General Fund and $7.3 billion was paid from other State funds supported by dedicated tax receipts. The General Fund finances debt service payments on General Obligation and service contract bonds. Debt service for other State-supported bonds is paid directly from other dedicated State funds, subject to appropriation, including PIT and Sales Tax Revenue bonds, and DHBTF bonds.

Debt service spending levels are impacted by prepayments. The FY 2023 Enacted Budget Financial Plan includes prepayments totaling $2 billion in FY 2022. Total prepayments across FYs 2022 and planned in FY 2023 are $9.6 billion. The net impact of these transactions and prepayments in prior years increases debt service in FY 2022 and FY 2023 and will decrease debt service costs in FYs 2024 through FY 2027.

The FY 2023 Enacted Budget authorized liquidity financing in the form of up to $3.0 billion of PIT notes and $2.0 billion of line of credit facilities in FY 2023 as a tool to manage unanticipated financial disruptions. As of December 21, 2022, the Updated Financial Plan did not assume any PIT note issuances or use of the line of credit. DOB evaluates cash results regularly and may adjust the use of notes and/or the line of credit based on liquidity needs, market considerations, and other factors.

As of December 21, 2022, the Updated Financial Plan estimates for debt service spending reflect bond sale results including refundings, projections of future refunding savings, and the adjustment of debt issuances to align with projected bond-financed capital spending. Debt service projections were reduced to reflect the contribution of $6 billion of cash resources to offset planned issuances of higher cost taxable debt and allow for a larger DOT plan. Estimates also continued to reflect the issuance of PIT or Sales Tax Revenue bonds for the State’s $10.3 billion contribution to the MTA’s 2015-19 and 2020-24 Capital Plans. The State converted its contribution to bond-financed capital in 2020 to help the MTA after the pandemic impaired the MTA’s ability to access cost-effective financing through their Transportation Revenue Bond credit. Previously, the Financial Plan had assumed that the projects would be bonded by the MTA but funded by the State through additional operating aid to the MTA. The State has issued PIT Revenue Bonds to fund $5.5 billion of the State’s portion of the MTA’s 2015-19 Capital Plan.

PRIOR FISCAL YEARS

Cash-Basis Results for Prior Fiscal Years

General Fund Fiscal Years 2020 through 2022

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys in prior FYs were also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the FY results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund in any given FY as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the FY, and (c) maintenance of other designated balances, as required by law.

The State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

FY 2022

The State ended FY 2022 in balance on a cash basis in the General Fund, based on preliminary unaudited results. General fund receipts, including transfers from other funds, totaled $112.8 billion. General Fund disbursements, including transfers to other funds, totaled $88.9 billion. The State ended FY 2022 with a General Fund balance of $33.1 billion, an increase of $23.9 billion from FY 2021 results. A large share of the higher balance reflects $16.4 billion in PTET collections and $1.1 billion in eligible public safety payroll expenses moved to the CRF, partly offset by prepayments and advances totaling $9 billion. Excluding these transactions, the General Fund ended March 2022 with a balance of $24.4 billion, an increase of $15.3 billion from FY 2021 results.

FY 2021

The State ended FY 2021 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $74.3 billion. General Fund disbursements, including transfers to other funds, totaled $74.1 billion. The State ended FY 2021 with a General Fund balance of $9.2 billion, an increase of $217 million from FY 2020 results.

FY 2020

The State ended FY 2020 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $79.2 billion. General Fund disbursements, including transfers to other funds, totaled $77.5 billion. The State ended FY 2020 with a General Fund balance of $8.9 billion, an increase of $1.7 billion from FY 2019 results.

State Operating Funds Fiscal Years 2020 through 2022

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending.

FY 2022

State Operating Funds receipts totaled $147.2 billion in FY 2022, an increase of $40.8 billion over FY 2021 results. Disbursements totaled $117.4 billion in FY 2022, an increase of $13.2 billion or 13 percent from FY 2021 results. The State ended FY 2022 with a State Operating Funds cash balance of $40.8 billion.

FY 2021

State Operating Funds receipts totaled $106.4 billion in FY 2021, an increase of $2.1 billion over the FY 2020 results. Disbursements totaled $104.2 billion in FY 2021, an increase of $2.1 billion or 2 percent from the FY 2020 results. The State ended FY 2021 with a State Operating Funds cash balance of $15.1 billion.

FY 2020

State Operating Funds receipts totaled $104.2 billion in FY 2020, an increase of $6.5 billion over the FY 2019 results. Disbursements totaled $102.2 billion in FY 2020, an increase of $2.0 billion or 2 percent from the FY 2019 results. The State ended FY 2020 with a State Operating Funds cash balance of $14.4 billion.

All Funds Fiscal Years 2020 through 2022

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity and includes spending from Federal funds and capital projects funds.

FY 2022

The FY 2022 All Funds closing balance totaled $53.5 billion, $34.6 billion above FY 2021. The growth was attributable to a larger opening balance ($4.5 billion) and higher receipts ($53.1 billion), including $16.4 billion of PTET collections, partly offset by higher spending ($22.8 billion). Receipts growth, excluding PTET, includes growth in tax receipts ($22.3 billion) and Federal aid ($17.2 billion) inclusive of pandemic-related aid.

Tax collections increased in every category compared to FY 2021. PIT collections were $15.8 billion (28.7 percent) higher than last year driven by substantial growth in total estimated payments, final returns and delinquencies coupled with a decrease in current year refunds and the state/city offset. Consumption/use tax collections grew by $3.5 billion due to a recovery in sales tax collections, which were depressed in 2020 by taxpayers’ behavioral responses to COVID-19 closures and stay-at-home orders. Higher business taxes collections ($18.9 billion) were driven mainly by PTET collections ($16.4 billion) and strong CFT gross receipts.

Federal grants in FY 2022 were $17.2 billion higher than FY 2021. This increase includes the net increase in extraordinary Federal aid to the State ($12.75 billion in ARP aid received in May 2021 less $5.1 billion in CRF aid received in April 2020), and other pandemic related aid, including education aid and emergency rental assistance, as well as growth in ordinary Federal operating aid.

Through March, State Operating Funds spending totaled $117.4 billion in FY 2022, an increase of $13.2 billion (12.7 percent) from FY 2021.

Local assistance spending through March was $9.9 billion higher than in the prior year. The largest areas of change include the following.

•	Mental Hygiene ($2.7 billion) spending reflects changes in funding reported under the Medicaid Global Cap, a delay of non-Medicaid payments in FY 2021, and the timing of COVID-19 related payments.
•

Medicaid ($2.6 billion) spending growth is due to higher claims spending ($1.7 billion) associated with the Federal PHE restriction on disenrolling members during the pandemic, Managed Care/Managed Long-Term Care Encounter Withhold payments ($518 million) that were new in FY 2022, and lower COVID eFMAP collections ($491 million ) due to the claiming of 14 months in FY 2021 (for the period of January 2020 to February 2021) and 11 months claimed in FY 2022 (for the period of March 2021 to January 2022).

•	Department of Labor ($2.0 billion) spending increased due to the inception of the new Excluded Workers Program in FY 2022.
•

School Aid spending growth ($1.5 billion) is primarily due to an increase in General Aid payments ($1.4 billion) related to the first year of the three-year phase-in of the Foundation Aid formula and the full restoration of the $1.1 billion Pandemic Adjustment State aid reduction that was implemented in SY 2021, as well as an increase in payments related to the Teacher Retirement System ($124 million).

Executive agency operations spending growth ($1.7 billion) was driven primarily by the purchase of COVID test kits ($905 million), a reduction in the amount of eligible payroll costs being offset through the CRF, and the payment of deferred FY 2021 General Salary Increases for CSEA, DC-37, NYSCOPBA, Police Investigators Association, Unified Court System, Management Confidential, UUP and the new PEF settlement.

Increased fringe benefits spending ($2.1 billion) includes normal costs increases for employee benefits and repayments and advances executed in FY 2022. As provided for in the CARES Act, the State took advantage of the interest free deferral of Social Security payments in FY 2021 and repaid the deferred payments in two equal installments of $278 million in November 2021 and March 2022. In addition, the State advanced monies to the health insurance escrow fund for future Health Insurance costs ($724 million).

Lower debt service spending is largely due to the repayment of the FY 2021 liquidity financing ($4.5 billion) and the net impact of debt service prepayments executed in FY 2021 and FY 2022 ($9.7 billion).

Higher Capital Projects spending (State and Federal) was due to uncertainty surrounding the COVID-19 pandemic in April and May of 2020, resulting in lower than usual spending in FY 2021. DOT ($431 million), the Department of Environmental Conservation (“DEC”) ($306 million) and DOH ($245 million) had the highest levels of year-to-year spending growth. In addition, the State made $1.5 billion more in payments to the MTA in FY 2022 than in FY 2021, including a $931 million advance made to the MTA in March of 2022 to support the MTA’s 2015-2019 capital plan.

Increased Federal operating spending growth ($7.2 billion) was due predominantly to the following:

•

Social Services ($3.5 billion higher) due to a resumption of regular Social Services program payments relative to FY 2021 and the allocation of nearly $1.7 billion in emergency rental assistance in FY 2022.

•

Medicaid ($3.1 billion higher) due largely to higher claim spending ($3.8 billion) associated with increased enrollment and HCBS Federal financial participation payments ($702 million); partially offset by the ending of the DSRIP program in FY 2021 ($727 million) and delays in timing of credits.

•

School Aid ($2.9 billion higher) due primarily to spending from K-12 COVID-19 relief grants ($1.8 billion) and Elementary and Secondary Education Act grants ($444 million) as well as increased U.S. Department of Agriculture School Lunch Act claiming ($670 million).

FY 2021

All Funds ended FY 2021 with a balance of $18.9 billion, $4.7 billion above FY 2020. The higher balance was attributable to higher receipts, which are partly offset by higher spending as summarized below.

Higher receipts reflected PIT collections that were higher than in FY 2020 by $1.3 billion (2.4 percent), primarily due to growth in withholding and final returns, augmented by a decline in advanced credit payments related to the expiration of the Property Tax Relief Credit. The growth in PIT collections was offset by a decrease in total estimated payments driven by a decline in the growth of nonwage income not related to UI and by an increase in current year refunds. Consumption/use tax collections were significantly lower ($1.9 billion) than the prior year due to substantial declines in sales tax and motor fuel tax receipts due to the pandemic. Lower business taxes ($204 million) were attributable to reduced CFT and gross insurance taxes combined with lower PBT collections, partially offset by higher CFT audits and lower CFT refunds.

The receipt of $4.5 billion in note proceeds from the FY 2021 liquidity financing, along with increased income from SUNY, resulted in annual growth in miscellaneous receipts ($1.3 billion). Offsetting this growth, significant declines were observed in lottery receipts ($554 million), HCRA receipts ($425 million), other licenses/fees ($199 million), and investment income ($137 million), all of which were negatively impacted by the COVID-19 pandemic. In addition, receipts from extraordinary monetary settlements decreased ($187 million). Receipts also reflected a decrease in reimbursements of capital projects from bond proceeds ($900 million).

Federal grants were $13.1 billion higher in FY 2021 than in FY 2020, largely due to the receipt of Federal CARES Act funding, funding for the LWA program, eFMAP and emergency rental assistance.

State Operating Funds spending totaled $104.2 billion in FY 2021, an increase of $2 billion (2.0 percent) from FY 2020 due primarily to the prepayment of debt service obligations and pension amortizations, offset by reduced disbursements in local assistance and agency operations.

Local assistance spending was $3.6 billion lower than in the prior year, mainly due to a decline in Medicaid ($2.4 billion) attributable to COVID-19 Federal funding which had the effect of reducing State spending ($3.4 billion). State share costs associated with increased pandemic-related enrollment ($912 million) and timing of offline payments ($107 million) eroded the value of the FMAP benefit.

Local assistance payments totaling $1.4 billion were delayed from FY 2020 to FY 2021 due to interruptions and uncertainty caused by the pandemic. These payments affected spending levels for higher education, social welfare, public health, transportation, and mental hygiene. The delay partly offset the overall reduction in local assistance spending.

Other significant variances in local assistance spending include:

•

Timing delays attributable to the ongoing payment review and withholding process, as well as claiming and processing delays. Impacted areas include student financial aid ($148 million), Preschool Special Education and Summer School Special Education programs ($189 million), Non-Public School Aid ($137 million) and various other education programs ($162 million).

•

General Aid payments for School Aid ($190 million) reflected lower expense-based aid claims and the offset of a portion of State support to school districts with Federal CARES Act funds. The portion of School Aid supported by Lottery revenues also declined ($186 million) due to lower receipt projections.

•	TRS payments ($238 million) reflected a lower employer contribution rate consistent with the forecasted pension portfolio.
•	STAR ($157 million lower) reflected the transition of beneficiaries from the STAR benefit program to the STAR PIT credit.

Lower spending in executive agency operations was driven by the reclassification of certain eligible FY 2021 expenses to the Federal CRF, one-time NYSCOPBA collective bargaining retroactive payments made in FY 2020, the withholding of general salary increases, execution of 10 percent State Operations reductions and general underspending. Fringe benefit spending declined due to the deferment of Social Security payments, as permitted under the CARES Act, and increased reimbursement of fringe costs from Federal funds due to the reclassification of eligible PS expenses to the CRF. These declines were partially offset by the repayment of pension amortizations ($918 million) and higher health insurance payments ($111 million).

Higher debt service spending was largely due to the repayment of the FY 2021 liquidity financing ($4.5 billion) and the impact of debt service prepayments ($3.1 billion).

Higher capital projects spending ($333 million) reflected higher spending on capital projects for the MTA ($825 million), DHCR ($202 million) and other agencies. This growth was offset by underspending in SIA ($455 million), DEC ($241 million), ESD ($154 million), and SUNY ($126 million).

Federal operating spending growth ($11.2 billion) mainly reflects the LWA payments, temporary eFMAP, and public health and safety costs charged to the Federal CRF.

FY 2020

All Funds ended FY 2020 with a balance of $14.3 billion, $4.3 billion above FY 2019 as both receipts and disbursements were higher than the prior year levels.

Higher receipts included growth in tax collections and Federal Grants that were partly offset by a drop in miscellaneous receipts. Growth in local assistance spending was primarily comprised of Medicaid, attributable to increased claiming and offline payments, and School Aid, reflecting the authorized School Aid increase. State operations growth reflected the payment of retroactive salary increases, higher SUNY spending, and non-personal spending for COVID-19 related expenses. Debt service spending was lower than the prior year due mainly to the prepayment of FY 2020 obligations at the end of FY 2019.

PIT collections were $5.6 billion (11.6 percent) higher than last year due to an increase in April 2019 extensions and final returns related to taxpayer behavior in response to the cap on SALT deductions and moderate growth in withholding, partially offset by a scheduled increase in TY 2019 Property Tax Relief Credits and continued phase-in of the middle class tax cut program.

Business tax collections growth ($1.1 billion) was due to higher CFT and insurance gross receipts partially offset by higher refunds. Growth in consumption/use tax collections ($666 million) reflected growth of the sales tax base. It also reflected additional revenues from the requirement that marketplace providers collect SUT on sales that they facilitate, the elimination of the Energy Service Companies exemption, and DTF guidance associated with the U.S. Supreme Court Wayfair ruling. These increases were partially offset by the direct remittance of various supplemental fees and taxes to the MTA beginning in FY 2020.

Miscellaneous receipts declined by $1.7 billion (5.5 percent) due to a reduction in bond proceeds reimbursements in response to capital spending ($946 million), reduced proceeds from Fidelis Care pursuant to the sale of substantially all its assets to Centene Corporation in July 2018 ($600 million) and a drop in Extraordinary Monetary Settlement receipts ($319 million).

Federal grants were $3.7 billion higher in FY 2020 than in FY 2019 largely due to the deferral of the final FY 2019 Medicaid cycle as well as the timing of reimbursements for program costs initially financed by the State and later reimbursed with Federal funding.

State Operating Funds spending totaled $102.2 billion in FY 2020, an increase of $2 billion (2.0 percent) over FY 2019.

Local assistance spending was $2.5 billion higher than the prior year, mainly due to growth in Medicaid ($1.7 billion), Mental Hygiene ($1.3 billion) and School Aid ($965 million). Medicaid spending growth reflected escalating program utilization and costs for certain populations, including Managed Long-Term Care and an increase in “offline” payments such as Medicaid clawback and Supplemental Medical Insurance. Lower rebates augmented the increase. In addition, an adjustment to the amount of mental hygiene spending funded under the Global Cap resulted in a decrease in Medicaid spending with a commensurate increase in mental hygiene spending ($1 billion). Higher School Aid spending included the authorized 3.8 percent State aid increase. The higher spending was partly offset by the roughly $1.9 billion of payments that were not released, as described above. Other significant variances include:

•

Transportation ($449 million lower) included one-time payments made to the MTA in FY 2019 for the MTA Subway Action Plan ($194 million), and a final payment of PMT collections attributable to FY 2018 ($135 million).

•	STAR ($239 million lower) reflected the transition of beneficiaries from the STAR Exemption program to a STAR PIT credit.
•	Public Health ($282 million higher) due to higher CHP disbursements related to the Medicaid eligible immigrant population.
•

All Other Education ($176 million higher) largely related to the timing of payments for nonpublic school aid ($77 million), charter schools ($55 million) and preschool special education programs ($44 million).

Agency operational spending growth ($1.1 billion) included costs associated with the payment of retroactive salary increases in FY 2020 and costs related to the State response efforts to the COVID-19 pandemic. Higher University System costs reflected spending for SUNY hospitals and PS costs at SUNY colleges. Fringe benefits spending increased due to growing employee health insurance, social security, and pension payments.

Debt service spending declined due to the impact of prepayments affecting both FY 2020 and FY 2019. Lower Capital Projects spending (State and Federal) occurred in ESD ($317 million), Special Infrastructure ($230 million), and MTA ($195 million); which was partly offset by growth in public health ($223 million), housing ($79 million), and various other areas.

Federal operating spending growth reflected Medicaid utilization and cost increases ($1.0 billion), higher DHSES spending ($237 million); partially offset by a timing variance related to school district claiming of IDEA grants ($268 million), and reduced spending for Medicaid administration ($252 million), EP ($173 million) and child care ($115 million).

CAPITAL PROGRAM AND FINANCING PLAN

Capital Plan

The total commitment and disbursement levels in the Capital Plan reflected, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to FY 2023.

FY 2022 Capital Projects Spending

As of June 29, 2022, spending on capital projects was projected to total $17.4 billion in FY 2023. Overall, capital spending in FY 2023 was projected to increase by 2.7 billion or 18.1 percent from FY 2022.

In FY 2023, transportation and transit spending was projected to total $6.7 billion, which represented 39 percent of total capital spending. Economic development spending accounted for 15 percent, higher education capital spending accounted for 10 percent, and spending related to parks and the environment represented 9 percent. The remaining 27 percent comprised spending for health care, mental hygiene, social welfare, public protection, education, general government, and the all other category, which included Special Infrastructure Account spending.

Overall transportation and transit spending was projected to increase by $1.4 billion from FY 2022 to FY 2023. This is almost exclusively due to an advance of $931 million from the State’s contribution to the MTA’s 2015-19 Capital Plan. This amount was originally planned to be disbursed in FY 2023, but was accelerated to FY 2022, to fund ongoing MTA capital projects during FY 2023. When adjusted for this payment, underlying transportation and transit spending was expected to increase by $500 million, which is primarily attributable to major road and bridge projects undertaken by DOT and increases in local road and bridge support from the State.

Parks and environment spending was estimated to increase by $479 million (41 percent) in FY 2023, primarily reflecting the continued phase-in of the $5 billion clean water drinking grants program and increased support for State parks.

Economic development spending was projected to increase by $1.7 billion (173 percent) in FY 2023. This reflects spending from new investments such as the State’s offshore wind port infrastructure and supply chain, ConnectALL broadband expansion, and regional economic and community development programs. The plan also continues to invest in programs created to promote regional economic development, including spending from both phases of the Buffalo Billion program, the URI, Lake Ontario REDI, REDCs, and construction of a new Buffalo Bills stadium in Orchard Park, NY.

Spending for health care was projected to increase by $225 million (29 percent) in FY 2023. The increase was due to spending from Health Care Restructuring Program grant awards; the continued phase-in of spending related to rounds one through three of the Health Care Facility Transformation Program; and $1.6 billion to support the new, fourth round of the program.

Spending for social welfare was projected to increase by $834 million (118 percent) in FY 2023, primarily reflecting ongoing spending from the prior housing plan and the influx of funding from the new $25 billion housing plan, of which the State is supporting $6.3 billion in direct capital assistance.

Education spending was projected to increase by $433 million (196 percent) in FY 2023. The increase was primarily due to continued spending from the Smart Schools Bond Act.

Higher education spending was projected to increase by $552 million (47 percent) in FY 2023, which was primarily related to the ongoing maintenance and preservation of SUNY and CUNY facilities and infrastructure.

Spending for public protection was projected to decrease by $121 million (-19 percent) in FY 2023, which was mainly attributable to high levels of spending for DMNA in FY 2022 due to the pandemic relief efforts. Spending for public protection supports maintaining and operating DOCCS, DHSES, DMNA, and DSP infrastructure. In addition, FY 2023 included spending for a new capital investment in communities with high gun violence and another round of the SCAHC grant program.

Mental hygiene capital spending was anticipated to increase by $312 million (81 percent) in FY 2023, reflecting continued investment in mental health facilities.

General governmental capital spending was projected to increase by $262 million (78 percent), which was mainly attributable to maintenance of State facilities and State information technology projects.

Spending in the All Other category was projected to decrease by $613 million (-236 percent). Total planned capital disbursements are reduced by $1.2 billion, or approximately 10 percent, in each year of the Plan to account for typical variances between estimates and results.

Financing Fiscal Year 2023 Capital Projects Spending

As of June 29, 2022, in FY 2022, the State planned to finance 53 percent of capital projects spending with long-term bonds and 47 percent with cash and Federal aid. Most of the long-term bonds (95 percent) were expected to be issued on behalf of the State through public authorities. All authority debt issued on behalf of the State is approved by the State Legislature, acting on behalf of the people and the issuing authority’s board of directors, and, in certain instances, is subject to approval by the Public Authorities Control Board (“PACB”). Authority Bonds, as defined in the Capital Plan, do not include debt issued by authorities that are backed by non-State resources. State cash resources, including monetary settlements, were expected to finance 29 percent of capital spending. Federal aid was expected to fund 18 percent of the State’s FY 2023 capital spending, primarily for transportation. Year-to-year, total PAYGO support was projected to increase by $2.6 billion, with State PAYGO increasing by $1.8 billion and Federal PAYGO support increasing by $783 million. Bond-financed spending was projected to increase by $71 million, with Authority Bond spending decreasing by $198 million and General Obligation Bond spending increasing by $269 million.

Financing Plan

New York State, including its public authorities, is one of the largest issuers of municipal debt in the United States, ranking second among the states, behind California, in the aggregate amount of debt outstanding. As of March 31, 2022, State-related debt outstanding totaled $62.0 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.1 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that were paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. The State’s debt reform caps on debt outstanding and debt service apply to State-supported debt.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s GAAP basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements. This category also includes inter-governmental loans, where no bonds are issued but the State has agreed to pay annual loan payments to another governmental entity.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or the City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (e.g., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority revenue bonds, MTA revenue bonds and DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (e.g., DASNY’s bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of PIT and Sales Tax Revenue Bonds) acting under the direction of DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for PIT Revenue Bonds are DASNY, ESD, NYSTA, the Environmental Facilities Corporation, and the New York State Housing Finance Agency and the Authorized Issuers for Sales Tax Revenue Bonds are DASNY, ESD, and NYSTA. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, PACB and the State Comptroller.

The State uses three primary bond programs, Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and to a lesser extent General Obligation Bonds to finance capital spending.

State-Supported Debt Outstanding

State-supported debt includes General Obligation Bonds, State PIT Revenue Bonds, Sales Tax Revenue Bonds, and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for General Obligation Bonds, cannot be made without annual appropriation by the State Legislature, but the State’s credits have different security features, as described in this section. The Debt Reform Act limits the amount of new State supported debt issued since April 1, 2000.

Legislation included in the Enacted Budget authorized short-term financing for liquidity purposes during FY 2032. In doing so, it maintained a tool to help the State manage cashflow if unanticipated financial disruptions arise. Specifically, the authorization allows for the issuance of up to $3 billion of PIT revenue anticipation notes that mature no later than March 31, 2023. It also allows up to $2 billion in line of credit facilities, which are limited to a maximum of one year in duration and may be drawn through March 31, 2023 subject to available appropriation. Neither authorization allows borrowed amounts to be extended or refinanced beyond their initial maturity. As of June 29, 2022, the Financial Plan did not assume short-term liquidity financing during FY 2023. DOB evaluates cash results regularly and may adjust the use of notes and/or the line of credit based on liquidity needs, market considerations, and other factors.

The FY 2023 Enacted Budget reinstated the provisions of the Debt Reform Act for State-supported debt issued in FY 2023. Previously, the State had enacted legislation to suspend the Debt Reform Act for FY 2021 and FY 2022 bond issuances as part of the State response to the COVID-19 pandemic.

State PIT Revenue Bond Program

Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State’s Authorized Issuers. The original legislation required 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. Over time, other State revenue sources have been dedicated to the RBTF in order to address the anticipated impact that certain legislative changes could have on the level of State PIT receipts, namely, the enactment of (i) the ECEP and the Charitable Gifts Trust Fund in 2018, and (ii) the PTET in 2021. The legislative changes were implemented to mitigate the effect of the TCJA that, among other things, limited the SALT deduction. In order to preserve debt service coverage in the PIT Revenue Bond program, State legislation was enacted that dedicated 50 percent of ECEP receipts and 50 percent of PTET receipts for deposit to the RBTF for the payment of PIT bonds. In addition, in 2018 legislation was enacted that increased the percentage of PIT receipts dedicated to the payment of PIT bonds from 25 to 50 percent. As a result, 50 percent of PIT receipts, 50 percent of ECEP receipts and 50 percent of PTET receipts (collectively, the “RBTF Receipts”) now secure the timely payment of debt service on all PIT bonds.

In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that RBTF Receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 40 percent of the aggregate of annual State PIT receipts, ECEP receipts and PTET receipts or $12 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of December 21, 2022, DOB expects that the ECEP and PTET will be revenue neutral on a multi-year basis for PIT bondholders, although PIT receipts would decrease and ECEP and PTET receipts would increase to the extent that employers elect to participate in the ECEP and qualifying entities elect to pay PTET. However, because the PTET credits are not necessarily realized by taxpayers within the same FY, that PTET revenue is received by the State, the PTET will not be revenue-neutral to the State within each FY.

For so long as the Federal limit on the SALT deduction remains in effect, donations to the Charitable Gifts Trust Fund could reduce State PIT receipts by nearly one dollar for every dollar donated. On June 13, 2019, the IRS issued final regulations (Treasury Decision 9864) that effectively curtailed further donations to the Charitable Gifts Trust Fund beyond the $93 million in donations that the State received in 2018, when the U.S. Treasury and the IRS first published proposed regulatory changes. Virtually no additional donations to the Charitable Gifts Trust Fund have been received by the State after the 2018 TY. If Treasury Decision 9864 is upheld in Federal court, taxpayer participation in the future will likely be reduced. However, if the legal challenge is successful in restoring the full Federal tax deduction for charitable contributions, donations to the Charitable Gifts Trust Fund in future years could be higher than in 2018. In such event, the amount of donations to the Charitable Gifts Trust Fund would likely pose a risk to the amount of New York State PIT receipts deposited to the RBTF in future years.

DOB and DTF have calculated the maximum amount of charitable donations to the Charitable Gifts Trust Fund for TY 2022 through 2025 to be, on average, in the range of $23 billion annually. The calculation assumes that every resident taxpayer who has an incentive to donate will do so, and such donations will be equal to the total value of each resident taxpayer’s SALT payments, less the value of the $10,000 Federal SALT deduction limit, up to the value of the taxpayer’s total State tax liability. The calculation is dependent on several assumptions concerning the number of itemized filers. It relies on the most recent PIT population study file, as trended forward, as well as the impact of the TCJA and State law changes on the number and distribution of itemized and standardized filers. It also relies on DOB’s projections of the level of PTET liability and the associated PTET credits, which serve to reduce PIT liability. The calculation assumes that all PTET credits are claimed by taxpayers negatively affected by the $10,000 Federal SALT deduction limit, thereby reducing the maximum amount of charitable donations to the Charitable Gifts Trust Fund on a dollar-for-dollar basis. The calculation also assumes that (a) no further changes in tax law occur and (b) DOB projections of the level of State taxpayer liability for the forecast period as set forth in the Updated Financial Plan are materially accurate. The calculation is only intended to serve as a stress test on State PIT receipts that may flow to the RBTF under different levels of assumed taxpayer participation. Accordingly, the calculation should not, under any circumstances, be viewed as a projection of likely donations in any future year. Other factors that may influence donation activity include: continued federal limitations on the SALT deduction coupled with statements, actions, or interpretive guidance by the IRS or other governmental actors relating to the deductibility of such donations; the liquidity position, risk tolerance, and knowledge of individual taxpayers; and advice or guidance of tax advisors or other professionals.

As of December 21, 2022, DOB believed that after factoring in the legislative adjustments to the dedicated portion of PIT receipts to be deposited to the RBTF, as well as the addition of the ECEP receipts and PTET revenues, RBTF Receipts were expected to remain above the level of PIT receipts that would have been expected under statutes in effect prior to April 1, 2018 (before the creation of the Charitable Gifts Trust Fund), even assuming maximum Charitable Gifts Trust Fund participation by taxpayers. While DOB believed that multiple factors can be expected to constrain donation activity, there can be no assurance that, under conditions of maximum participation, the amount of annual charitable gifts will not reduce the level of PIT receipts deposited into the RBTF below the levels projected in February 2018 before State tax reforms were enacted. If that were to occur, it was DOB’s expectation that changes to the tax law would be recommended to further increase the percentage of PIT receipts deposited into the RBTF.

As of March 31, 2022, approximately $46.7 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios were based upon estimates of RBTF Receipts and included projected debt issuances.

The projected PIT Revenue Bond coverage ratios assumed that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program will be issued under the PIT Revenue Bond and Sales Tax Revenue Bond programs. While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the projected coverage ratios.

Sales Tax Revenue Bond Program

Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and Local Government Assistance Corporation (“LGAC”) revenue bonds and was expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that was expected to provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured originally by dedicated revenues consisting of one cent of the State’s four cent SUT. The legislation also provided that upon the satisfaction of all the obligations and liabilities of LGAC, dedicated revenues will increase to 2 cents of the State’s four-cent SUT. This occurred when LGAC bonds were fully retired on April 1, 2021. Such sales tax receipts in excess of debt service requirements are transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to PIT and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The legislation also authorized the use of State Sales Tax Revenue Bonds and PIT Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This allowed the State to transition to the use of three primary credits - PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds to finance the State’s capital needs. Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2022, $12.4 billion of Sales Tax Revenue Bonds were outstanding.

Debt service coverage for the Sales Tax Revenue Bond program reflects the increased deposit to the Sales Tax Revenue Bond Tax Fund from an amount equal to a one percent rate of taxation to a two percent rate of taxation due to the full retirement of LGAC Bonds on April 1, 2021. While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the coverage ratios.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature and approved by voter referendum. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. The State Constitution provides that General Obligation Bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance.

General Obligation debt, as of June 29, 2022, was authorized for transportation, environment, housing and education purposes. Transportation-related bonds were issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds were issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds were issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, these bonds were expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

Most General Obligation debt-financed spending in the Capital Plan was authorized under ten previously approved bond acts (five for transportation, four for environmental and recreational programs and one for education purposes). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act and the $2 billion Smart Schools Bond Act, which was approved by voters in November 2014. As part of the FY 2023 Enacted Budget, the State authorized the $4.2 billion Clean Water, Clean Air, and Green Jobs Bond Act to fund environmental restoration and climate mitigation projects across the State, subject to voter approval in November 2022. DOB projected that spending authorizations from the remaining bond acts would be virtually depleted by the end of the Capital Plan.

As of March 31, 2022, approximately $2.0 billion of General Obligation Bonds were outstanding.

The State Constitution permits the State to undertake short-term General Obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued General Obligation bonds, by issuing bond anticipation notes (“BANs”). General Obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State FY in which they were issued (“seasonal borrowing”) has been limited due to the enactment of the fiscal reform program which created LGAC. LGAC bonds were fully retired on April 1, 2021.

General Obligation BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to General Obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for General Obligation bond financing.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s PIT Revenue Bond program, public authorities or municipalities issued other lease purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings are paid from general resources of the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. In FY 2023, the State is authorized to enter into up to $2.0 billion of line of credit facilities supported by a State service contract. As of June 29, 2022, the Enacted Budget did not assume any use of the line of credit in FY 2023. As of March 31, 2022, approximately $140 million of State-supported lease- purchase and other contractual obligation financings were outstanding.

Legislation first enacted in FY 2011, and extended through June 30, 2023, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. As of June 29, 2022, the State indicated that it had no plans to issue lease-purchase or other contractual-obligation financings, including the line of credit facility authorized in the Enacted Budget.

Dedicated Highway and Bridge Trust Fund Bonds

DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2022, approximately $587 million of DHBTF bonds were outstanding. As of June 29, 2022, the State indicated that it had no plans to issue additional DHBTF bonds but could in the future if market conditions warrant.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement Bonds were issued to maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2022, there were no Mental Health Facilities Improvement Bonds. As of June 29, 2022, the State indicated that it had no plans to issue additional Mental Health Facilities Improvement Bonds.

SUNY Dormitory Facilities Bonds

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, do not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As of March 31, 2022, there were no Lease Revenue Bonds outstanding.

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for General Obligation bonds, all payments are subject to annual appropriation. As of June 29, 2022, there was no State contingent-contractual debt outstanding.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. As of June 29, 2022, the only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). However, as of June 29, 2022, all JDA bonds guaranteed by the State were paid off, and the State did not anticipate any future JDA indebtedness to be guaranteed by the State. As of June 29, 2022, the State had never been called upon to make any direct payments pursuant to any such guarantees.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the MBBA or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment. As of June 29, 2022, the final MBBA debt payment was expected on December 1, 2022.

Intergovernmental Loans

Intergovernmental loans represent loans where no bonds are issued but the State has agreed to pay annual loan payments, subject to appropriation, to another governmental entity. The FY 2023 Enacted Budget authorized a $2.35 billion State capital commitment through a Federal transportation loan for the Gateway Hudson Tunnel Project supported by a service contract with the Gateway Development Commission.

Borrowing Plan

As of December 21, 2022, in FY 2023, debt issuances totaling $8.5 billion are planned to finance new capital spending, a decrease of $589 million (6.5 percent) from FY 2022. The decrease is mainly attributable to the one-time issuance of State-supported debt to refinance all of the then outstanding STARC and Secured Hospitals Bonds in FY 2022. Additionally, the Updated Financial Plan assumes that the State’s contributions to the MTA Capital Plans will be funded by the State bonds on an ongoing basis, which is consistent with the approach used in FY 2022.

The bond issuances were expected to finance capital commitments for economic development and housing ($1.4 billion), education ($831 million), the environment ($614 million), health and mental hygiene ($443 million), State facilities and equipment ($897 million), and transportation ($4.3 billion).

Over the period of the Capital Plan, new debt issuances were projected to total $44.4 billion. New issuances were expected for economic development and housing ($9.5 billion), education facilities ($6.5 billion), the environment ($4.2 billion), mental hygiene and health care facilities ($3.6 billion), State facilities and equipment ($3.0 billion) and transportation infrastructure ($17.6 billion).

State-Related Debt Service Requirements

In general, the State is contractually required to make debt service payments to the bond trustee prior to the date on which bondholders are paid and may also make payments earlier than contractually required (i.e., prepayments). As of December 21, 2022, State-related debt service was projected at $7.6 billion in FY 2023, a decrease of $4.9 billion (39 percent) from FY 2022, which is largely due to the prepayment of $7.6 billion in FY 2022 of future debt service costs The $7.6 billion prepayment in FY 2022 has the effect of increasing debt service in FY 2022 and decreasing debt service in FY 2023 through FY 2027.

Adjusting debt service for prepayments, State-related debt service was projected at $6.7 billion in FY 2023 an increase of $682 million (11.3 percent) from FY 2022. Adjusted State-related debt service was projected to increase from $6.0 billion in FY 2022 to $8.5 billion in FY 2027, an average rate of 7.2 percent annually.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Annual Comprehensive Financial Report. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities issue bonds under two of the three primary State credits—PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if any of these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangements for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.

As of December 31, 2021 (with respect to JDA as of March 31, 2022), 16 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $224 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

There have been severe financial and other adverse impacts on localities throughout the State, but particularly on the City and the surrounding counties as the initial epicenter of the COVID-19 pandemic.

While the fiscal condition of the City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at current levels current as of December 21, 2022, or to be continued in future FYs and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and its related issuers, to market securities successfully in the public credit markets.

The staffs of the Financial Control Board for the City, the Office of the State Deputy Comptroller, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities other than the City have experienced financial problems and have requested and received additional State assistance during the last several State FYs. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. As of December 21, 2022, State legislation enacted post-2004 included 29 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State’s Local Finance Law, including an annual budget review by OSC.

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller and the City of Yonkers must adhere to a Special Local Finance and Budget Act. As of December 21, 2022, the impact on the State of any possible requests in the future for additional oversight or financial assistance could not be determined and therefore was not included in the Financial Plan projections.

Legislation enacted in 2013 created the Restructuring Board. The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the AG, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. As of December 21, 2022, the Restructuring Board was reviewing or had completed reviews for twenty-six municipalities. The Restructuring Board is also authorized, upon the joint request of a fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

Based on financial data filed with OSC for FY ending in 2021, a total of 20 local governments (8 cities, 2 towns, and 10 villages) and 23 school districts for the SY ending in 2021 had been placed in a stress category by OSC. The vast majority of local governments (98.6 percent) and school districts (96.6 percent) were not classified in a fiscal stress category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; the economic ramifications of a pandemic; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and other claims as of December 21, 2022 in which the State was a defendant and the potential monetary claims against the State were deemed to be material, meaning in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in FY 2022 or thereafter.

For the purpose of this “Litigation” section of the Appendix, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, all of which are above the $100 million materiality threshold. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case-by-case basis, meet the materiality threshold. Although the amounts of potential losses, if any, resulting from these litigation matters were not presently determinable as of December 21, 2022, it was the State’s position that any potential liability in these litigation matters was not expected to have a material and adverse effect on the State’s financial position in FY 2023 or thereafter. As of December 21, 2022, the Basic Financial Statements for FY 2022, which OSC issued on July 27, 2022, reported possible and probable awards and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below; other proceedings for which there are unanticipated, unfavorable and material judgments; or the initiation of new proceedings could affect the ability of the State to maintain a balanced FY 2023 Financial Plan. As of December 21, 2022, the State believed that the Financial Plan included sufficient reserves to offset the costs associated with the payment of judgments that may be required during FY 2023. These reserves included (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments and could therefore adversely affect the ability of the State to maintain a balanced Financial Plan.

Real Property Claims

Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims were dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe’s land claim. On August 15, 2022, at the request of the St. Regis and with the consent of all parties, the Second Circuit dismissed its appeal with prejudice.

Discovery in this matter was stayed for several years while the parties continued their settlement discussions. On January 11, 2021, the Court issued a Text Order lifting the stay of discovery. The Court directed that the parties serve updated initial disclosures on or before March 2, 2021, which the parties did. On May 17, 2021, the plaintiffs filed motions for partial summary judgment. On August 30, 2021, defendants filed their opposition to plaintiffs’ motions. The United States filed its reply on September 21, 2021, and the People of the Longhouse of Akwesasne and the St. Regis Mohawk Tribe filed their replies on September 22, 2021.

On March 14, 2022, the Court issued a Memorandum-Decision and Order granting in part, and denying in part, plaintiffs’ partial motions for summary judgment. The Court concluded that plaintiffs had established a prima facie case under the Non-Intercourse Act and rejected several of the counterclaims and defenses asserted by the State and County defendants. As of December 21, 2022, the issue of whether the Hogansburg Triangle claim is barred by the doctrine of laches, however, remained in the case to be resolved after completion of discovery. The Court had not yet rendered a full decision on the merits as of December 21, 2022.

As of December 21, 2022, at the Court’s direction, the parties had retained a mediator. The mediator held several joint and individual mediation sessions with the parties through the summer and fall of 2022. The case had not yet settled as of December 21, 2022, but the parties had made substantial progress in their negotiations since retaining the mediator.

On November 7, 2022, the parties filed status reports summarizing the progress made in negotiations at the most recent, October 28, 2022, joint mediation and requesting permission to continue mediation. On November 16, 2022, the Court directed the parties to continue mediation and extended the mediation deadline to December 30, 2022.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates § 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (“SBE”). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted the defendant leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

The trial commenced on January 21, 2015 and was completed on March 12, 2015. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. On appeal, by decision and order dated October 26, 2017, the Appellate Division reversed the judgment of the trial court and remanded the case for the trial court to make specific findings as to the adequacy of inputs and causation. In a decision and order dated January 10, 2019, Supreme Court, Albany County found that the State’s system of financing public education is adequate to provide the opportunity for a SBE. On appeal, by opinion and order dated May 27, 2021, the Appellate Division, Third Department, reversed, and granted a declaration that plaintiffs demonstrated a violation of § 1 of Article 11 of the State Constitution in each of the subject school districts as relates to the at-risk student population. The Appellate Division remitted the matter to the Supreme Court for the State to determine the appropriate remedy. The defendant moved in the Appellate Division for leave to appeal to the Court of Appeals, which the court denied.

Plaintiffs submitted a proposed order addressing an appropriate remedy to the State. The State rejected plaintiffs’ proposed order because it sought to provide the subject school districts with State funding in excess of the aid to be received under the fully phased-in Foundation Aid formula. Subsequently, the Court permitted the parties to brief how it should proceed in addressing an appropriate remedy. By Letter Order dated April 6, 2022, the Court permitted the State to brief the historical increases in education aid and the current levels of education funding (State and federal) and whether this funding has sufficiently addressed the constitutional violations found by the Appellate Division, Third Department, in its May 27, 2021, Decision. Justice O’Connor found that the Court’s standard of review of the State’s proposed remedy is “reasonableness,” and that the scope of the remedy should be limited to addressing the “at risk students” in the Plaintiffs-Districts in accordance with the Appellate Division, Third Department’s Decision. By Notice of Appeal dated April 27, 2022, the plaintiffs appealed Justice O’Connor’s Letter Order. Upon the request of the plaintiffs and consent by the State, Justice O’Connor stayed the lower court proceedings pending the plaintiffs’ appeal of the Court’s April 6, 2022, Letter Order. As of December 21, 2022, the plaintiffs were required to perfect their appeal on or before January 26, 2023.

Health Insurance Premiums

In Donohue v. Cuomo, 11-CV-1530 (NDNY) and ten other cases, State retirees, and certain current court employees, allege various claims, including violation of the Contracts Clause of the United States Constitution, via 42 U.S. Code § 1983, against the Governor and other State officials, challenging the 2011 increase in their health insurance contribution.

In 2011, CSEA negotiated a two percent increase in the employee contribution to health insurance premiums. Over time, the other unions incorporated this term into their collective bargaining agreements. In October 2011, as permitted by a 2011 amendment to section 167(8) of the New York Civil Service Law, the premium shift was administratively extended to unrepresented employees, retirees, and certain court employees pursuant to their contract terms (which provide that their health insurance terms are those of the majority of Executive Branch employees). The administrative extension is at issue in all eleven cases.

Certain claims were dismissed, including the claims against all State agencies and the personal capacity claims against all individual State defendants except Patricia Hite.

Following discovery, the State defendants moved for summary judgment in all of the cases. The State defendants argued primarily that nothing in the language of any of the collective bargaining agreements or in the negotiating history supported plaintiffs’ claim that the health insurance premium contribution rates for retirees vested and could not be changed. With respect to the court employees, the State defendants argued that the terms of the collective bargaining agreements required extension of those premium modifications. The State defendants also argued that plaintiffs’ contracts were not substantially impaired and that, even if an impairment occurred, the administrative extension served a legitimate public purpose and was reasonable and necessary.

On September 24, 2018, the District Court granted defendants’ motions for summary judgment in all respects. The District Court’s decision in Donohue, designated as the lead case, may be found at Donohue v. New York, 347 F. Supp. 3d 110

(N.D.N.Y. 2018) (Donohue I). Timely notices of appeal were filed in all of the cases. After briefing and argument on the appeals, the U.S. Court of Appeals on November 6, 2020, certified two questions to the New York Court of Appeals:

1.

Under New York state law, and in light of Kolbe v. Tibbetts, 22 N.Y.3d 344 (2013), M & G Polymers USA, LLC v. Tackett, 574 U.S. 427 (2015), and CNH Indus. N.V. v. Reese, 138 S. Ct. 761 (2018), do §§ 9.13 (setting forth contribution rates of 90 percent and 75 percent), 9.23(a)(concerning contribution rates for surviving dependents of deceased retirees), 9.24(a)(specifying that retirees may retain NYSHIP coverage in retirement), 9.24(b) (permitting retirees to use sick-leave credit to defray premium costs), and 9.25 (allowing for the indefinite delay or suspension of coverage or sick-leave credits) of the 2007-2011 collective bargaining agreement between the CSEA and the Executive Branch of the State of New York (the “CBA”), singly or in combination, (1) create a vested right in retired employees to have the State’s rates of contribution to health-insurance premiums remain unchanged during their lifetimes, notwithstanding the duration of the CBA, or (2) if they do not, create sufficient ambiguity on that issue to permit the consideration of extrinsic evidence as to whether they create such a vested right?

2.

If the CBA, on its face, or as interpreted at trial upon consideration of extrinsic evidence, creates a vested right in retired employees to have the State’s rates of contribution to health insurance premiums remain unchanged during their lives, notwithstanding the duration of the CBA, does New York’s statutory and regulatory reduction of its contribution rates for retirees’ premiums negate such a vested right so as to preclude a remedy under State law for breach of contract?

Donohue v. Cuomo, 980 F.3d 53, 87-88 (2d Cir. 2020) (Donohue II).

The Second Circuit’s certification order addressed only Donohue v. Cuomo. The Circuit reserved decision in the other appeals, observing that the New York Court of Appeals’ resolution of the above questions in Donohue “will significantly advance, if not control, the dispositions of the other cases.” Id. at 64 n.6

The New York Court of Appeals accepted the certified questions on December 15, 2020. Following briefing and oral argument, on February 10, 2022, the New York Court of Appeals issued its decision. Donohue v. Cuomo, 38 N.Y.3d 1 (2022) (Donohue III). It answered the certified questions only in part, holding that, under New York state law, a contract’s silence does not give rise to an inference of vesting or create ambiguity warranting the consideration of extrinsic evidence.

Following supplemental briefing on the effect of the New York Court of Appeals’ decision, the Second Circuit affirmed the district court’s grant of summary judgment to defendants in Donohue. Donohue v. Hochul, 32 F.4th 200 (2d Cir. 2022) (Donohue IV). Then, after supplemental briefing in the remaining appeals, the Second Circuit on July 27, 2022 issued orders affirming the district court’s grant of summary judgment in each of the other appeals. Police Benevolent Ass’n v. Hochul, 2022 WL 2965546 (2d Cir. July 27, 2022); Kreh v. Hochul, 2022 WL 2965550 (2d Cir. July 27, 2022); New York State Court Officers Ass’n v. Corso, 2022 WL 2965558 (2d Cir. July 27, 2022); New York State Correctional Officers v. Hochul, 2022 WL 2965553 (2d Cir. July 27, 2022); New York State Law Enforcement Officers Union v. Hite, 2022 WL 2964573 (2d Cir. July 27, 2022); Roberts v. Hochul, 2022 WL 2964572 (2d Cir. July 27, 2022); Police Benevolent Ass’n of New York State v. Hochul, 2022 WL 2965551 (2d Cir. July 27, 2022); Spence v. Hochul, 2022 WL 2965549 (2d Cir. July 27, 2022); Strandberg v. Hochul, 2022 WL 2965554 (2d Cir. July 27, 2022); New York State Police Investigators Ass’n v. Hochul, 2022 WL 2965552 (2d Cir. July 27, 2022).

Plaintiffs did not move for rehearing in the Second Circuit and the time in which to petition for a writ of certiorari in the U.S. Supreme Court expired on October 25, 2022. Therefore, as of December 21, 2022, these cases have concluded.

Compensation of Assigned Counsel

New York County Lawyers Ass’n, et al. v. State of New York, et al., 156916/2021 (Sup Ct. N.Y. Cty.) is a plenary action in which plaintiffs challenge the compensation rates paid pursuant to County Law Article 18-B, Section 245 of the Family Court Act, and Section 35 of the Judiciary Law for private counsel assigned to represent children and indigent adults. Plaintiffs assert that the low rates prevent children and indigent adults from receiving their constitutional right to effective and meaningful legal representation and sought declaratory and injunctive relief preventing the continued violation and setting new rates. The summons and complaint were filed on July 26, 2021. The State’s answer was filed on November 17, 2021. On February 2, 2022, plaintiffs filed an order to show cause and a motion for a preliminary injunction. On April 21, 2022, Justice Headley held a hearing on the PI motion and reserved decision. On July 25, 2022, the Court granted the plaintiffs’ requested preliminary injunction and ordered payment of an increased rate by the State and the City of $158 per hour, retroactive to February 2, 2022. The preliminary injunction was silent on the funding structure for payment of the increased rates, as such, the structure shall remain as it is under law as of December 21, 2022 and the State will be responsible for increased costs to the Judiciary as applicable to the representation of children pursuant to Judiciary Law Section 35, while the City will be responsible for the increased costs to represent indigent adults in Family Court, Criminal Court, and other court proceedings in the City as required by County Law Article 18-B. The notice of entry was filed July 26, 2022. On August 25, 2022, the City Defendants filed an original and amended notice of appeal of the Court’s decision and order, indicating that their challenge will focus on (1) the order to “defendants” to pay an increased rate without addressing allocation of expenses between the defendants; and (2) the provision for the increase to be retroactive to February 2, 2022. On or about August 25, 2022, the City filed a notice of claim to compel the State to assume the costs of the rate increase.

New York State Bar Association v. State of New York, 16091/2022 (Sup. Ct. N.Y. Cty.): This is a plenary action against the State as sole defendant, seeking the same relief as in the NYCLA litigation, but applicable to all 57 non-City counties. The Complaint was filed on November 30, 2022. On the same date, Plaintiff filed a Request for Judicial Intervention and a letter to the Court requesting a conference to determine whether briefing on an anticipated preliminary injunction was necessary in light of the injunction issued in NYCLA and, if so, to set a briefing schedule. On December 20, 2022, the State filed a stipulation signed by both parties extending the State’s time to answer until January 31, 2023.

On December 15, 2022, a new suit was filed on behalf of a plaintiff class certified in Hurrell-Harring v. State of New York, contending, among other things, that the State’s failure to raise rates for assigned counsel violated a settlement agreement entered in Hurrell-Harring in 2015. See Index No. 909435-2022 (Sup. Ct. Albany Cty.)

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ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York State PITs. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Appendix E

ADDITIONAL INFORMATION CONCERNING

PENNSYLVANIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Pennsylvania (“Pennsylvania,” the “Commonwealth” or the “State”). The sources of payment for Pennsylvania municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in an official statement relating to an offering of Pennsylvania bonds dated September 7, 2022 (the “Official Statement”). More current information regarding the State’s financial condition may be found in the Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2022, dated December 9, 2022 (the “CAFR”). The funds have not independently verified the accuracy, completeness or timeliness of the information contained in the Official Statement or the CAFR. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, the Official Statement and the CAFR, as applicable, and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY GENERALLY

The Commonwealth of Pennsylvania is one of the nation’s most populous states, ranking fifth behind California, Texas, Florida and New York. Pennsylvania stakes claim to a diverse economy and many thriving industries. At different times throughout its history, the Commonwealth has been the nation’s principal producer of ships, iron, chemicals, lumber, oil, textiles, glass, coal, and steel. This led Pennsylvania to be identified, historically, as a heavy industrial state. That reputation has changed over the last several decades as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. As of September 7, 2022, the major sources of growth in Pennsylvania were in the service sector, including healthcare, leisure-hospitality, transport, and storage.

However, as of September 7, 2022, development of natural gas continued to be one of the biggest factors in Pennsylvania’s economic outlook. Although direct employment in natural resources and mining is a small part of total jobs in the State, its rapidly rising location quotient helps to illustrate the growth seen in the last few years. More important to the economy at all levels are the related jobs created in other sectors, such as construction, transportation, and professional services. State manufacturers have already benefitted from demand for steel and equipment being used to drill the wells and get them connected to demand centers via pipelines. Pennsylvania’s competitiveness in manufacturing should be enhanced by the decreased costs of energy and petrochemical feedstocks coming from beneath the State.

The State’s manufacturing sector may not be what it was during the heydays of Pittsburgh’s dominance in the steel industry and Philadelphia’s claim to be “Workshop of the World,” but the State’s share of manufacturing employment remains above the national average. Output of pharmaceuticals remains an engine of growth, while the rapid increase in the State’s production of natural gas liquids provides the basis for gains in production of chemicals and plastics. Employment in the State’s manufacturing sector is expected to gradually increase over the next two years but remain below the pre-pandemic level.

Professional, scientific, and technical services are expected to continue to be a bright spot for the State in terms of job growth and economic output gains. High-tech fields such as artificial intelligence, industrial automation, and bio-sciences are expected to see the most growth, while more traditional fields such as legal services are expected to see more moderate gains. The State’s healthcare and social service sector are expected to continue to be a reliable source of job gains, but overall growth may be slower than in years past. Gains are expected to be focused in the large metro areas, while smaller towns and rural areas feel the effects of low (or negative) population growth and fewer available services.

Finally, the State’s geographic location makes it a prime corridor for the transportation of goods. From its extensive rail service and ports to its grid of interstate highways, Pennsylvania remains an integral part of the northeast region’s economic activity.

Population

The Commonwealth is highly urbanized. The largest Metropolitan Statistical Areas in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain the majority of the State’s total population. The population of Pennsylvania, 12.9 million people in 2021, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the Middle Atlantic region comprised of persons 45 or over.

Employment

Non-agricultural employment in Pennsylvania increased from 2017 through 2019 before decreasing in 2020. Nonagricultural employment also decreased in 2020 throughout the Middle Atlantic Region and the entire United States. However, it did slightly rebound in 2021.

Non-manufacturing employment in Pennsylvania has increased in 2021 and reached 91 percent of total non-agricultural employment. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9 percent of 2021 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2021, the services sector accounted for 49 percent of all non-agricultural employment while the trade sector accounted for 14 percent.

Within the manufacturing sector of Pennsylvania’s economy, which as of September 7, 2022, accounted for about one-tenth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in the fabricated metals industries was 14 percent of Pennsylvania manufacturing employment but only 1.4 percent of total Pennsylvania non-agricultural employment in 2021.

Unemployment

During 2021, Pennsylvania had an annual unemployment rate of 6.3 percent. This represents an increase from 2017 when the unemployment rate was 4.9 percent.

Personal Income

Personal income in the Commonwealth for 2021 was $830.4 billion, an increase of 5.3 percent over the previous year. During the same period, national personal income increased by 7.4 percent. Based on the 2021 personal income statistics, per capita income is at $64,054 in the Commonwealth compared to per capita income in the United States of $63,444. The Commonwealth’s average hourly wage rate of $28.82 for manufacturing and production workers was below the national average of $29.69 for 2021.

Market and Assessed Valuations of Real Property

Annually, the State Tax Equalization Board, Tax Equalization Division (the “STEB”) determines an aggregate market value of all taxable real property in the Commonwealth. The STEB determines the market value by applying assessment to sales ratio studies to assessment valuations supplied by local assessing officials. The market values certified by the STEB do not include property that is tax exempt but do include an adjustment correcting the data for preferential assessments granted to certain farm and forestlands.

SUMMARY OF COMMONWEALTH FINANCIAL PERFORMANCE

The Pennsylvania legislature approved, and the Governor signed a fiscal year 2022 budget on July 8, 2022. The enacted budget allocates $42,800 million to the General Fund. The budget included increases in education funding at all levels and preserves funding for core State government functions and services.

Net position is one way of monitoring the health of the Commonwealth’s finances. Total net position is the difference between total assets and total deferred outflows of resources less total liabilities and total deferred inflows of resources as reported on the statement of net position. Total net position is reported in three distinct components: Net investment in capital assets; restricted net position; and unrestricted net position.

Net investment in capital assets represents total capital assets less accumulated depreciation and the outstanding liability (excluding unspent proceeds) for debt specifically related to the construction and acquisition of the capital assets. At

June 30, 2021, governmental and business-type activities, respectively, reported net investment in capital assets of $36,091 million and $769 million.

Restricted net position is reported based on constraints imposed by either: 1) creditors, grantors, contributors, or laws or regulations of the Federal or other governments; or 2) Commonwealth enabling legislation. At June 30, 2021, governmental and business-type activities, respectively, reported $4,251 million and $1,348 million of restricted net position.

Unrestricted net position represents total net position less the amounts of net investment in capital assets and restricted net position. At June 30, 2021, governmental and business-type activities, respectively, reported unrestricted net position deficits of $37,780 million and $4,763 million.

Financial Data for Governmental Fund Types (GAAP Basis)

Governmental fund financial statements provide fund-specific information about the General Fund, the Motor License Fund, and for other Commonwealth funds categorized as Governmental funds and reported as such in the Basic Financial Statements of prior fiscal years. Where government-wide financial statements cover the entirety of the Commonwealth, fund financial statements provide a more detailed view of the major individual funds established by the Commonwealth. Fund financial statements further differ from government-wide statements in the use by the latter of the current financial resources’ measurement focus and the modified accrual basis of accounting.

The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth’s governmental funds (the General Fund and the Motor License Fund are major governmental funds) as of June 30, 2021, were $38,411 million. Liabilities for the same date totaled $23,604.7 million and deferred inflows of resources totaled $3,665.4 million resulting in a fund balance of $11,140.8 million, an increase of $6.961.1 million from the fund balance at June 30, 2020. On a fund specific basis, in comparison to fiscal year 2020 ending fund balances, the fund balance for the General Fund increased by $4,598.2 million, the fund balance for the Motor License Fund increased by $712 million and the fund balance for aggregated non-major funds increased by $1,651.3 million.

DEBT LIMITS

The Pennsylvania Constitution (the “State Constitution”) (Article VIII, Section 7(a)) permits debt to be incurred (i) for purposes itemized in law and approved by voter referendum, (ii) without approval of the electorate for the rehabilitation of areas affected by man-made or natural disasters, and (iii) without approval of the electorate for capital facilities projects specifically itemized in a capital budget if such debt does not cause the amount of all net debt outstanding (as defined for purposes of that Section) to exceed one and three quarters times (1.75x) the average of the annual tax revenues of the Commonwealth deposited in all funds in the previous five fiscal years, as certified by the Auditor General (the “Constitutional Debt Limit”). As of February 28, 2022, the semi-annual computation of the Constitutional Debt Limit and the amount of net debt outstanding subject to such limit were $75,263.3 million and $9,467.4 million, respectively. The amount of debt that remained issuable within such limit was $67,795.9 million.

COMMONWEALTH GOVERNMENT

The Commonwealth is organized into three separate branches of government — executive, legislative and judicial — as defined in the State Constitution.

Commonwealth Employees

Employees are permitted to organize and bargain collectively. As of June 30, 2021, 80.4 percent of full-time salaried employees under the Governor’s jurisdiction were covered by collective bargaining agreements or memoranda of understanding, with approximately 39.3 percent of State employees represented by the American Federation of State, County and Municipal Employees (“AFSCME”). In early 2019, the Commonwealth reached four-year pacts effective through June 30, 2023 with AFSCME and most of the other 19 unions representing over 60 percent of the workforce. These contracts provide a general pay increase in each contract year which totals 10 percent and service increments in three of the four contract years for a maximum total of 16.75 percent over the contract term.

Interest arbitration awards typically dictate the employee salary increases and employee/employer health care contributions to be provided to, or on behalf of, employees covered by six public safety unions who possess the statutory right under Act 111(1968) or Act 195 (1970) to have a neutral arbitrator decide the terms of a contract when parties reach impasse. In

2021, a negotiated contract was reached with the Pennsylvania State Troopers Association that expires on June 30, 2024. The Pennsylvania State Corrections Officers Association was working, as of September 7, 2022, under the terms of a three-year contract issued by an interest arbitrator which expires on June 30, 2024. These two contracts, which apply to approximately 20 percent of the overall workforce, provide a general pay increase in each contract year totaling 5.5 percent and annual service increments for a maximum total of 14.5 percent over the three-year contract term. Fraternal Order of Police (“FOP”) Lodge 85, representing the Capitol Police, was working, as of September 7, 2022, under the terms of a four-year negotiated contract effective through June 30, 2023. This contract provides a general pay increase in three of the four contract years totaling 7 percent and annual service increments for a maximum total of 17 percent over the contract term.

The FOP Lodge 114 unit representing the law enforcement unit of the Pennsylvania Game Commission recently agree to a three-year contract effective through June 30, 2024. Said contract provides a general pay increase and a restructured pay 7 schedule that grants employees an increase in each of the three contract years totaling 7.75 percent and service increments in two years for a maximum total of 14.5 percent over the three-year contract term. Tentative agreements have been recently reached with the two remaining public safety units whose contracts expired on June 30, 2021: the Pennsylvania State Rangers Association and the FOP Lodge 114 unit representing the Pennsylvania Fish and Boat Commission’s law enforcement unit. The terms of said agreements are currently being ratified by their respective memberships and closely mirror that agreed to by the referenced FOP Lodge 114 unit representing staff of the Pennsylvania Game Commission.

FINANCIAL STRUCTURE AND PROCEDURES

The State Constitution and the laws of the Commonwealth require all payments from the State Treasury except for refunds of taxes, licenses, fees and other charges to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund categorized as a lapse, if not spent or encumbered by the end of the fiscal year. The Commonwealth’s fiscal year begins July 1 and ends June 30.

Description of Funds

The Commonwealth utilizes the fund method of accounting. For purposes of governmental accounting, a “fund” is defined as an independent fiscal and accounting entity with a self-balancing set of accounts. Each fund records the cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of the fund. In the Commonwealth, funds are established by legislative enactment or in certain limited cases by administrative action. As of September 7, 2022, over 150 funds had been established and exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may be made only pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. Most of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles. All revenues relating to motor fuels and vehicles are required by the State Constitution to be used only for highway purposes. Most federal aid revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Operating and administrative costs for the Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police (“PSP”), are also paid from the Motor License Fund. Debt service on certain bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund.

Other special revenue funds have been established by law to receive specified revenues that are appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund. Some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of forty-six states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “Tobacco MSA”). Under the Tobacco MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the Tobacco MSA by tobacco product manufacturers participating in the Tobacco MSA. Most revenues deposited to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund is a special revenue fund designated to receive a statutorily determined portion of the budgetary basis fiscal year-end surplus of the General Fund, as was its predecessor fund, the Tax Stabilization Reserve Fund. The Budget Stabilization Reserve Fund was established in July 2002 after the Tax Stabilization Reserve Fund was abolished and its balance transferred to the General Fund for the 2002 fiscal year budget. The Budget Stabilization Reserve Fund is used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the Budget Stabilization Reserve Fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each chamber of the General Assembly. For generally accepted accounting principles (“GAAP”) reporting purposes, the Budget Stabilization Reserve Fund (previously designated the Tax Stabilization Reserve Fund) has been reported as a fund balance reservation in the General Fund (governmental fund category) since fiscal year 1999. Prior to that fiscal year, the Tax Stabilization Reserve Fund was reported, on a GAAP basis, as a designation of the General Fund unreserved fund balance.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of such funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth’s liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is also an enterprise fund for the receipt of all revenues from lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in Pennsylvania.

In addition, the Commonwealth maintains funds classified as working capital, bond, and sinking funds for other specified purposes.

OUTSTANDING INDEBTEDNESS OF THE COMMONWEALTH

General Obligation Debt Outstanding

The State Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to the Constitutional Debt Limit, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except debt incurred through the issuance of tax anticipation notes, must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $10,084.7 million at June 30, 2022, a decrease of $854.7 million over June 30, 2021. Over the 10-year period ended June 30, 2022, total net outstanding general obligation debt decreased at an annual rate of 0.6 percent. Over the 5-year period ended June 30, 2021, total net outstanding general obligation debt has decreased at an annual rate of 3.4 percent.

General obligation debt for non-highway purposes of $9,179.5 million was outstanding on June 30, 2022. Outstanding debt for these purposes decreased by a net $792.3 million since June 30, 2021. For the period ended June 30, 2022, the 10- year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been -0.9 percent and -03.3 percent, respectively. In its debt financing plan current as of September 7, 2022, Commonwealth infrastructure investment projects included improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $905.2 million on June 30, 2022, a decrease of $62.4 million from June 30, 2021. Highway outstanding general obligation debt grew over the 10-year and 5-year periods ended June 30, 2022, at the annual average rates of 3.5 percent and -4.7 percent, respectively. A previous decline in outstanding highway debt was due to the policy that began in 1980 of funding highway capital projects with current revenues, except for very limited exceptions. However, beginning with fiscal year 2009, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth’s 6,000 structurally deficient bridges. Funding to support such debt issuance was initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the General Fund. During the 2010 fiscal year, the Commonwealth issued $200 million in general obligation bonds to jumpstart its bridge rehabilitation program. During fiscal years 2011, 2012, 2013 and 2014 the Commonwealth issued $130 million, $120 million, $85 million and $40 million, respectively, in general obligation debt for the bridge rehabilitation program.

Nature of Commonwealth Debt

Capital Projects Debt. The Commonwealth may incur debt to fund capital projects for community colleges, highways, bridge projects, public improvements, transportation assistance, flood control, and redevelopment assistance. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years’ capital budget bills. Capital projects debt is subject to the Constitutional Debt Limit.

Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with at least two of the three Issuing Officials (the Governor, the State Treasurer and the Auditor General), one of whom must be the Governor.

Electorate-Approved Debt. The issuance of electorate approved debt is subject to the enactment of legislation that places on the ballot the question of whether debt shall be incurred. The legislation authorizing the referendum must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. As of September 7, 2022, all such authorizing legislation had given issuance authority to at least two of the Issuing Officials, one of whom must be the Governor.

Other Bonded Debt. Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. Authorizing legislation has given issuance authority to at least two of the three Issuing Officials, one of whom must be the Governor.

Tax Anticipation Notes. Due to the timing of major tax payment dates, the Commonwealth’s General Fund cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The authority to issue such notes rests with the Issuing Officials.

The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to already outstanding amounts, may not exceed in the aggregate 20 percent of the revenues estimated to accrue to the appropriate fund or funds in the fiscal year.

Tax anticipation notes must mature within the fiscal year in which they are issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. Any year-end deficit balances must be funded in the succeeding fiscal year budget.

Line of Credit (General Fund). The Commonwealth has entered into an agreement with the Pennsylvania Treasury Department that allows the Commonwealth to engage in short-term borrowing of governmental monies on deposit with the Treasury to fund General Fund expenses within the fiscal year (the “STIP Facility”). The Commonwealth borrowed and repaid $1,000 million in fiscal year 2016, $2,200 million in fiscal year 2017, $1,200 million in fiscal year 2018, $650 million in fiscal year 2019 and $1,700 million in fiscal year 2020. All STIP Facility borrowings are repaid with interest within the fiscal year. As of September 7, 2022, there was no STIP Facility in place or expected to be needed in this fiscal year.

Line of Credit (Capital Facilities Fund). The Commonwealth has entered into an agreement with the Pennsylvania Treasury Department which allows the Commonwealth to engage in short-term borrowing of governmental monies on deposit with the Treasury to fund capital expenses within the fiscal year. As of August 23, 2022, the Commonwealth had a $300 million balance. If funds are borrowed, they are repaid with interest at settlement of the next general obligation bond issue.

Bond Anticipation Notes. Pending the issuance of general obligation bonds, the Commonwealth may issue bond anticipation notes subject to the same statutory and constitutional limitations generally imposed on general obligation bonds. The term of such borrowings may not exceed three years. Issuing authority rests with the Issuing Officials. As of September 7, 2022, no bond anticipation notes were outstanding.

OTHER STATE-RELATED OBLIGATIONS

Pennsylvania Housing Finance Agency (“PHFA”)

The PHFA is a State-created agency that provides financing for housing for low and moderate-income families, and people with special housing needs in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the minimum capital reserve fund required for such fund. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA directs the Governor, upon notification from PHFA, to include in the proposed executive budget of the Commonwealth for the next succeeding year an amount sufficient to fund such deficiency to avoid such default. The budget as finally adopted by the General Assembly may or may not include the amount so requested by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the Capital Reserve Fund. As of September 7, 2022, no deficiency existed.

According to PHFA, as of June 30, 2022, PHFA had $3,657.5 million of revenue bonds outstanding.

Lease Financing

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and the lease payments thereunder are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the Commonwealth. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization being approved by the legislature through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys to pay lease payments. The obligations to be paid from such lease payments do not constitute bonded debt of the Commonwealth.

In 2009, the Commonwealth executed an annually renewable lease purchase agreement with CAFCO-PA Leasing I, LLC, a Colorado limited liability company to assist the Commonwealth, acting through its Department of Corrections (“DOC”), to acquire certain modular prison dormitory facilities. Certificates of participation in the amount of $19.3 million were issued in December 2009. The certificates of participation are payable from lease payments made by the Commonwealth from and subject to annual appropriation to DOC.

In 2010, the Commonwealth executed an installment purchase agreement with Noresco, LLC, a Massachusetts limited liability company (“Noresco”). The purpose of the installment purchase agreement is to assist the Commonwealth, acting through its Department of Human Services (“DHS”), to acquire certain energy-savings improvements at its Ebensburg facility. Certificates of participation in the amount of $15.6 million were issued in March 2010 and are payable from lease payments made by the Commonwealth from and subject to annual appropriation to DHS. The Commonwealth has also entered into additional installment purchase agreements with Noresco and Johnson Controls. Certificates of participation in the amount of $86.9 million were issued in October 2010 and are payable by the Commonwealth from and subject to annual appropriations to its Departments of General Services, Corrections and Human Services. Certificates of participation in the amount of $12.4 million were issued in December 2010 and are payable by the Commonwealth from and subject to annual appropriations to its Departments of General Services and Human Services. The purpose of the additional installment purchase agreements was to assist the Commonwealth, acting through various departments, to acquire certain energy-savings improvements. As it relates to certain of these certificates of participation, the Commonwealth filed a notice (the “Notice”) on the Municipal Securities Rulemaking Board’s Electronic Municipal Market Access system, for purposes of Securities and Exchange Commission Rule 15c2-12, of its failure to make timely installment payments due on October 1, 2017 as it relates to those series of certificates as specified in the Notice. The payment for the 2010H Series was made on October 13, 2017 and the payments for the 2010C and 2010D Series were made on October 19, 2017.

On March 1, 2009, the Commonwealth entered into a 25-year master lease agreement for certain office space within the Forum Place complex in the City of Harrisburg. The master lease covered 375,000 square feet of office space and had a term through February 28, 2034. In January 2012, the Pennsylvania Economic Development Financing Authority (“PEDFA”) issued lease revenue bonds in the principal amount of $107.4 million to acquire the Forum Place complex from the then-controlling majority holder of the defaulted 1998 Dauphin County General Authority bonds. Contemporaneous with the issuance of the PEDFA bonds to acquire the Forum Place, the Capital Region Economic Development Corporation (“CREDC”) entered into an agreement with both the Commonwealth and PEDFA pursuant to which the Commonwealth leases approximately 375,000 square feet of office space and 500,000 square feet of parking space in the Forum Place complex from CREDC. The PEDFA Bonds are payable from lease payments made by the Commonwealth to CREDC from and subject to annual appropriations authorizing payments to various Commonwealth agencies occupying the leased space.

Lease for Pittsburgh Penguins Arena

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. These special revenues include annually (1) $4.1 million from a lease with the Penguins, (2) not less than $7.5 million from the operator of a casino located in the City of Pittsburgh, and (3) $7.5 million from the Commonwealth’s Gaming Economic Development and Tourism Fund (the “Gaming Economic Development and Tourism Fund”). The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments.

While the special revenues were projected to be adequate to pay all debt service on the Arena Bonds, as of September 7, 2022, the revenues had not been able to fully cover the debt service. To the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $18.6 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Gaming Economic Development and Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds are required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2013, the actual amount appropriated to support the SEA debt service was $736,852.71; in fiscal year 2014, it was $625,131.51; in fiscal year 2015, it was $357,712.30; in fiscal year 2016, it was $640,624.36; in fiscal year 2017, it was $222,129.79; in fiscal year 2018, it was $754,059.60; in fiscal year 2019, the debt service was $695,000.00; in fiscal year 2020, the debt service was $783,144.78; in fiscal year 2021, the debt service was $262,764: and in fiscal year 2022, the debt service was $243,753.68.

During April 2010, the SEA issued $17.4 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in special revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center

In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania (the “City” or “Philadelphia”) and the expansion thereto in 2011. Such acquisition was financed through the issuance by PEDFA of $281.1 million of revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the State legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64 million per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to several other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While, as of September 7, 2022, the Gaming Economic Development and Tourism Fund was projected to continue to have sufficient revenues to pay its appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.

Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. As of September 7, 2022, the Commonwealth projected that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund would be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

Commonwealth Financing Authority

The Commonwealth Financing Authority (the “CFA”) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit for-profit, non-profit and various government entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general and other revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

In Act 85 of 2016, the General Assembly enacted a new Section 1753.1-E of the Fiscal Code that obligates the State Treasurer, in consultation with the Commonwealth’s Secretary of the Budget, to transfer the monies necessary for payment of CFA’s debt service each fiscal year, beginning July 1, 2016 from sales tax receipts deposited in the General Fund to a restricted revenue account within the General Fund which may only be used to pay that debt service.

As of September 7, 2022, debt service for Authority debt (other than the Tobacco Master Settlement Payment Revenue Bonds (the “Tobacco Bonds”)) was payable from continuing appropriations pursuant to Section 1753.1-E of the Fiscal Code while debt service for Tobacco Bonds was payable from continuing appropriations pursuant to Sections 2805 and 2809 of the Tax Reform Code.

Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004 (the “Original Programs”). As of September 7, 2022, there were no plans to issue additional debt for the Original Programs.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, the Governor signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provided the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of the Gaming Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of 2021, the CFA had issued $473 million in limited obligation revenue bonds authorized by Act 1and $757 million in limited obligation revenue bonds authorized by Act 63. Other than bonds for refunding purposes, there were no plans, as of September 7, 2022 to issue additional debt for these programs.

As of June 30, 2022, the CFA had $4,356.9 million in outstanding bond debt (including Tobacco Bonds). With respect thereto, a restricted revenue account is funded annually through a Sales and Use Tax transfer as the source used to service approximately $3,759.3 million of outstanding debt and the Gaming Economic Development and Tourism Fund has been the source used to service approximately $597.6 million of such outstanding debt.

Pursuant to Act 25 of 2016 (“Act 25”), the CFA is authorized to issue debt related to the Commonwealth’s share of school district construction costs referred to as the PlanCon process. Act 25 established a new funding mechanism to pay school districts for construction reimbursements due to them and to fund capital grants to school districts as part of the PlanCon process. The CFA is authorized to issue up to $2,500 million in appropriation backed debt in connection with the Commonwealth’s share of school construction costs; debt in excess of $2,500 million may be incurred by CFA for this purpose if CFA and the Department of Education determine that $2,500 million is insufficient to carry out the purposes of Act 25 and if the Secretary of the Budget approves such determination. The expectation is that the borrowings (other than refunding bonds) will occur from time to time through fiscal year 2025 based on statute as authorized by Act 25. As of May 31, 2020, the CFA had issued $1,903 million for construction reimbursement purposes under Act 25.

In addition, the CFA pursuant to Article XXVIII of the Tax Reform Code, added by the Act of October 30, 2017, No. 43, issued Tobacco Bonds on February 13, 2018, in a principal amount necessary to fund a deposit of $1,500 million in the General Fund of the Commonwealth to provide General Fund budgetary relief. As of September 7, 2022, there were no plans to issue additional Tobacco Bonds (other than for refunding purposes).

Pensions and Retirement Systems

General Information. The Commonwealth maintains contributory benefit pension plans covering all State employees, public school employees and employees of certain State-related organizations. State employees and employees of certain State-related organizations are members of the Pennsylvania State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

SERS and PSERS are established by State law as independent administrative boards of the Commonwealth, each directed by a governing board that exercises control and management of its system, including the investment of its assets. The board of the SERS consists of eleven members, five appointed by the Governor, two members each from the Senate and House of Representatives, the Secretary of Banking and Securities, and the State Treasurer. The PSERS board has fifteen members, including the Commonwealth’s Secretary of Education, the Commonwealth’s Secretary of Banking and Securities, the State Treasurer, the Executive Director of the Pennsylvania School Boards Association, one member appointed by the Governor, six elected members (three from among PSERS’ certified members, one from among PSERS’ non-certified members, one from among PSERS’ annuitants, and one from among school board members in Pennsylvania), two members from the Senate, and two members from the House of Representatives. The PSERS and SERS audited financial statements, investment policies, board personnel and other data regarding the respective pension plans are available electronically at the following respective websites: www.psers.state.pa.us and www.sers.pa.gov.

The retirement plans of SERS and PSERS are contributory defined benefit (“DB”) plans for which the benefit payments to members and contribution rates by employees are specified in State law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change.

The Commonwealth’s retirement programs are funded by contributions from both the employer and employee. Act 120 of 2010 introduced a shared risk program that can affect member contribution rates for state employees enrolled on or after January 2011 and school members enrolled on or after July 1, 2011, depending on the investments results of the respective retirement system. Act 5 of 2017 enhanced the shared risk program. Under the shared risk program, eligible members benefit when the investments results of the retirement systems are doing well and share some of the risk when the investment underperform benchmarks defined in the retirement codes of each System. The investment performance for the shared risk program is measured every three years and contributions for members eligible for the shared risk program can fluctuate every three years based on how the Systems’ actual investment performance compares to the shared risk investment return target defined in the retirement code.

The contribution rate for PSERS members who enrolled in the pension plan on or after January 1, 2002 and before July 1, 2011 is 7.5 percent of compensation. Effective July 1, 2021, the contribution rate for PSERS members who enrolled on or after July 1, 2011 and before June 30, 2019 were increased by 0.5 percent to 8.0 percent or 10.8 percent, depending upon elections made by each member, in accordance with member shared risk provisions of the retirement code. The new rates will remain in effect through June 30, 2024 when they may be adjusted based on the results of the next shared risk measurement period. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5.25 percent to 7.5 percent of compensation, depending upon the date of commencement of employment and elections made by each employee member. The SERS’ employee contribution rate is 6.25 percent for most member employees. Interest on each employee’s accumulated contributions is credited annually at a 4 percent rate mandated by State statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members.

Act 5 of 2017. On June 12, 2017, the Governor signed Act 5 of 2017 into law which established three new pension plan design options for most State employees hired on or after January 1, 2019 and for most school employees hired on or after July 1, 2019.

The new plan design options include two hybrid options, which have both a DB component and a defined contribution (“DC”) component, as well as a stand-alone DC plan option. New PSP officers, corrections officers and other hazardous duty personnel hired on or after January 1, 2019, are exempt from participation in the new plan options. New judges and legislators beginning State service after January 1, 2019, would be included under the new plan designs.

Investment Performance. SERS returns for the calendar years 2017, 2018, 2019, 2020, 2021 were 15.1 percent, -4.6 percent, 18.8 percent,11.1 percent, and 17.2 respectively. PSERS’ fiscal years 2017, 2018, 2019, 2020, and 2021 investment performance were 10.20 percent, 9.26 percent, 6.66 percent, 1.12 percent and 24.58 percent, respectively.

Actuarial Calculations and Unfunded Actuarial Accrued Liability. Annual actuarial valuations are required by State law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. Actuarial assessments are “forward-looking” information that reflect the judgment of the fiduciaries of the pension plans, and are based upon a variety of assumptions, one or more of which may prove to be inaccurate or be changed in the future. Actuarial assessments will change with the future experience of the pension plans. The actuary’s recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of a plan as determined by the actuary. The unfunded accrued liability is a measure of the present value of benefits estimated to be due in the future for current employees under specified assumptions as to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits, under specified assumptions of normal cost, supplemental annuity amortization, employer contribution levels and employee contributions.

The Boards of PSERS and SERS hire their actuarial firms through a competitive Request for Proposal process generally for a 5-year term. As of September 7, 2022, PSERS’ actuary was Buck Global, LLC, and SERS’ actuary was Korn Ferry Hay Group (“Korn Ferry”). The Boards of PSERS and SERS periodically review their respective system actuarial assumptions with actuaries, investment consultants and staff and determine whether to make any prospective changes to these assumptions. Both Boards have adopted changes to their respective system actuarial assumptions. In January 2009, the PSERS Board of Trustees decreased PSERS’ actuarial investment rate of return assumption from 8.5 percent to 8.25 percent, effective for the June 30, 2008 actuarial valuation, and further decreased the rate of return assumption from 8.25 percent to 8 percent for the June 30, 2009 valuation. In March 2011, the PSERS Board decreased the actuarial investment rate of return for a third time from 8 percent to 7.5 percent for the June 30, 2011 actuarial valuation based on a further reduction in the long-term capital market rate of return assumptions of its investment consultant. In June 2016, the PSERS Board decreased the actuarial rate of return for a fourth time in eight years from 7.5 percent to 7.25 percent for the June 30, 2016 actuarial valuation based on a further reduction in expected long term capital market return assumptions. PSERS Board decreased the actuarial rate of return assumption from 7.25 percent to 7.0 percent for the June 30, 2021 valuation. In April 2009, the State Employees’ Retirement Board decreased SERS’ assumed rate of return on investments from 8.5 percent to 8 percent effective for the December 31, 2008 valuation. In May 2012, SERS’ Board decreased the actuarial rate of return from 8 percent to 7.5 percent for the December 31, 2011 valuation. The SERS Board decreased the actuarial rate of return from 7.5 percent to 7.25 percent for the December 31, 2016 valuation. The SERS Board decreased the actuarial rate of return from 7.25 percent to 7.125 percent for the December 31, 2019 valuation. The SERS Board decreased the actuarial rate of return from 7.125 percent to 7.0 percent for the December 31, 2020 valuation. These changes to SERS’ and PSERS’ investment return assumptions bring both Fund’s return assumptions below the median assumption used by public pension funds nationally.

During fiscal year 2021, PSERS Actuary, Buck Global, LLC, presented to the PSERS Board recommendations from the Five-Year Actuarial Study which is a periodic review of actual versus expected actuarial experience of a retirement system in order to ensure that the system is financed on a sound basis. This is an investigation of actuarial experience that has been performed based upon economic and demographic experience from July 1, 2015 through June 30, 2020. The study reviewed and developed recommended assumptions for use in the June 30, 2021 and subsequent valuations. The SERS Board approved several recommended actuarial assumption changes which include, but are not limited to, lowering the actuarial rate of return from 7.25 percent to 7.0 percent, lowering the annual inflation assumption from 2.75 percent to 2.5 percent and reducing salary growth from 5.0 percent to 4.5 percent and the payroll growth assumption from 3.50 percent to 3.25 percent. The aggregate impact of all assumption changes increased SERS unfunded actuarial liability by approximately $2.8 billion.

For PSERS, its funded ratios as of June 30, 2017 were 56.3 percent and 51.8 percent on an actuarial and market value basis, respectively. As of June 30, 2018, PSERS funded ratios were 56.5 percent and 54.0 percent on an actuarial and market value basis, respectively. As of June 30, 2019, PSERS funded ratios were 58.1 percent and 55.7 percent on an actuarial and market value basis, respectively. As of June 30, 2020, PSERS funded ratios were 59.2 percent and 54.4 percent on an actuarial and market value basis, respectively. As of June 30, 2021, PSERS funded ratios were 59.6 percent and 63.9 percent on an actuarial and market value basis, respectively.

Changes in the PSERS unfunded actuarial liability and unfunded liability on a market value basis are attributable to several factors that include investment returns as well as differences between actual and expected demographic results. Additionally, 2021 unfunded actuarial liability and unfunded liability on a market value basis was also impacted by the change in actuarial assumptions resulting from the most recent five-year experience study.

For SERS, its funded ratios as of December 31, 2017 were 59.4 percent and 60.7 percent on an actuarial and market value basis, respectively. For SERS, its funded ratios as of December 31, 2018 were 56 percent and 52 percent on an actuarial and market value basis, respectively. As of December 31, 2019, SERS funded ratios were 56.5 percent and 58.7 percent on an actuarial and market value basis, respectively. As of December 31, 2020, SERS funded ratios were 59.4 percent and 63.6 percent on an actuarial and market value basis, respectively. As of December 31, 2021, SERS funded ratios were 69.6 percent and 76.0 percent on an actuarial and market value basis, respectively.

Changes in the SERS unfunded actuarial liability are attributable to several factors that include investment returns as well as differences between actual and expected results. Additionally, the 2021 unfunded actuarial liability was also impacted by the receipt of the $825 million lump sum payment from The Pennsylvania State University (“Penn State University”) pursuant to Act 109-105.

Changes in the unfunded actuarial accrued liability are attributable to investment returns as well as differences between expected and actual experience.

Previously for financial reporting purposes, both PSERS and SERS adopted the Governmental Accounting Standards Board’s (“GASB”) Statement No. 25 (“GASB 25”).

GASB 25 required a specific method of accounting and financial reporting for DB pension plans. Among other things, GASB 25 required a comparison of employer contributions to “annual required contributions”. GASB 25 is superseded by GASB’s Statement No. 67 (“GASB 67”) and is only provided for informational purposes. For financial reporting purposes starting with

December 31, 2014 for SERS and June 30, 2014 for PSERS, both systems adopted GASB 67, which is discussed in the following section under “New Accounting Standards”.

New Accounting Standards. In June 2012, GASB 67 (Financial Reporting for Pension Plans), which replaces requirements of GASB 25 (effective for fiscal years beginning after June 15, 2013) and Statement No. 68 (Accounting and Financial Reporting for Pension Plans by Employers), which replaces the requirements of Statements No. 27 and No. 50 (effective for fiscal years beginning after June 15, 2014). These new standards impact the accounting treatment of pension plans in which state and local governments participate. Major changes are: 1) the inclusion of unfunded pension liabilities on the government’s balance sheet (such unfunded liabilities were typically included as notes to the government’s financial statements); 2) full pension costs are to be shown as expenses regardless of actual contribution levels; 3) lower actuarial discount rates may be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and 4) shorter amortization periods for unfunded liabilities will be required to be used for certain purposes of the financial statements, which generally would increase pension expenses.

PSERS implemented GASB 67 in fiscal year 2013-14. For PSERS as of June 30, 2021, the employer net pension liability was $41.1 billion while plan fiduciary net position as a percentage of the total pension liability was 63.67 percent. For PSERS as of June 30, 2020 and 2019, the employer net pension liability was $49.2 billion and $46.8 billion, respectively, while plan fiduciary net position as a percentage of the total pension liability was 54.32 percent and 55.66 percent, respectively.

Over the past 5 years the longer-term trend of the employer net pension liability has decreased from $49.6 billion to $41.1 billion and the plan fiduciary net position as a percentage of the total pension liability has increased from 50/14 percent to 63.67 percent over that time period. For PSERS as of June 30, 2021, actuarially determined contribution and contributions in relation to the ADC were both $4,752 million. For PSERS as of June 30, 2020, ADC and contributions in relation to the ADC were both $4,672 million.

SERS is the administrator of a cost-sharing multiple-employer DB pension plan and reports required items per GASB 67 in Notes to Financial Statements as well as in Required Supplementary Information starting with its 2014 Annual Comprehensive Financial Report. SERS implemented GASB 67 as of December 31, 2014 but also retroactively reported as of December 31, 2013. For SERS as of December 31, 2021, net pension liability was $12.7 billion while plan fiduciary net position as a percentage of the total pension liability was 76.0 percent. For SERS as of December 31, 2020 and 2019, net pension liability was $17.2 billion and $18.2 billion, respectively, while plan fiduciary net position as a percentage of the total pension liability was 67.0 percent and 63.1 percent, respectively. For SERS as of December 31, 2021, ADCs are $2.1 billion and contributions in relation to ADC are $2.9 billion. Actual contributions for 2021 include the $825 million lump sum payment received from the Pennsylvania State System of Higher Education as previously mentioned. For SERS as of December 31, 2020, actuarially determined contribution (ADC) were $2.2 billion and contributions in relation to the ADC were $3.2 billion. Actual contributions for 2020 include the $1.06 billion lump sum payment received from Penn State University as previously mentioned. For SERS as of December 31, 2019, ADC and contributions in relation to the ADC were both $2.1 billion.

Other Post-Employment Benefits

In addition to a DB pension plan for State employees and employees of certain State-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program (“RPSPP”) provides collectively bargained benefits to retired State enlisted members and their dependents. The Retired Employee Health Program (“REHP”) provides Commonwealth-determined benefits to other retired State employees and their dependents.

The General Assembly, based upon the Governor’s request, annually appropriates funds to meet the obligation to pay current retiree health care benefits on a “pay-as-you-go” basis. As of September 7, 2022, retiree health care expenditures were funded by the Commonwealth’s General Fund (approximately 41 percent), and by Federal, Other and Special Funds. Commonwealth costs for such benefits totaled $895 million in fiscal year 2016, $818 million in 2017, $594 million in 2018, $694 million in 2019, $579 million in fiscal year 2020, $410 million in fiscal year 2021 and $372 million in 2022.

Governmental Accounting Standards Board Statements #74/75. In June 2015, the GASB released Statement No. 74, Financial Reporting for Postemployment Benefit Plans Other Than Pension Plans and GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions (“Statements No. 74/75”). Statements No. 74/75

establish standards for the measurement, recognition and display in the financial reports of state and local governments of OPEBs liabilities, when provided separately from a pension plan, and related expense or expenditures. Under Statements No. 74/75, governments are required to: (i) recognize the actuarial liabilities of promised benefits associated with past service net of any assets held in trust for the payment of those benefits (the net OPEB liability)(“NOL”) and the related expense on the accrual basis of accounting; (ii) provide plan information on the membership, benefits, trusted assets, actuarial assumptions, and changes to the NOL from the previous valuation; and (iii) provide information useful in assessing trends and potential demands on the employer’s future cash flows.

In fiscal year 2008, the Commonwealth’s Office of Budget entered into an Interagency Agreement with the independent Pennsylvania Department of Treasury to establish irrevocable trust accounts for the purpose of providing advance funding to both the REHP and RPSPP programs. The Commonwealth had previously established restricted receipt accounts for the REHP and RPSPP programs in order to accumulate funds to pay retiree health care costs on a “pay-as-you-go” basis while maintaining an adequate reserve balance.

In fiscal year 2021-2022, $50 million was transferred to the REHP Trust Account and $1 million was transferred to the RPSPP Trust Account from the pre-existing restricted receipt accounts. No additional transfers have been made to the trust accounts. At the end of fiscal year 2021-2022, the combined balance in the trust accounts and restricted receipt accounts was $775 million.

The Commonwealth has retained Deloitte Consulting, LLP, a multi-national professional services firm, to provide actuarial services for GASB 75 implementation and reporting. The Deloitte Consulting’s 2020-2021 OPEB valuation for the REHP and RPSPP programs was updated to reflect the following:

The combined NOL measured as of June 30, 2021 was $18,441 million. The NOL for the REHP was $10,232 million comprised of an actuarial accrued liability of $10,899 million less $667 million of plan assets. The NOL for the RPSPP was $8,209 million comprised of an actuarial accrued liability of $8,348 million less $139 million of plan assets.

GOVERNMENT AUTHORITIES AND OTHER ORGANIZATIONS

Certain State-created organizations have statutory authorization to issue debt for which State appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. These organizations, their purposes and their outstanding debt, as computed by each organization, (excluding swap obligations) are as follows:

Delaware River Joint Toll Bridge Commission (“DRJTBC”)

The DRJTBC, a public corporation of the Commonwealth and New Jersey, owns and operates toll and non-toll bridges across the Delaware River, north of the toll bridges operated by the Delaware River Port Authority (“DRPA”). Debt service on bonds is paid from tolls and other revenues of DRJTBC. The DRJTBC had $676.3 million in bonds outstanding as of June 30, 2022.

Delaware River Port Authority

The DRPA, a public corporation of the Commonwealth and New Jersey, operates several toll bridges over the Delaware River within and near Philadelphia, and promotes the use of the Philadelphia-Camden port and promotes economic development in the port district. Debt service on bonds is paid from toll revenues and other revenues pledged by DRPA to repayment of bonds. The DRPA had $1,145.9 million in revenue bond debt outstanding as June 30, 2022.

Pennsylvania Economic Development Financing Authority

PEDFA was created in 1987 to offer pooled bond and other bond issues of both taxable and tax-exempt bonds on behalf of local industrial and commercial development authorities for economic development projects. Bonds may be payable from and secured by loan repayments and all other revenues of the PEDFA. The PEDFA had $5,867.6 million of debt outstanding as of June 30, 2022.

Pennsylvania Higher Education Assistance Agency (“PHEAA”)

The PHEAA makes or guarantees student loans to students or parents, or to lending institutions or post-secondary institutions. Debt service on the bonds is paid by loan interest and repayments and other agency revenues. The PHEAA had $2,630.8 million in bonds outstanding as of June 30, 2022.

Pennsylvania Higher Educational Facilities Authority (“PHEFA”)

The PHEFA is a public corporation of the Commonwealth established to finance college facilities. As of June 30, 2022, the PHEFA had $5,432.7 million in revenue bonds and notes outstanding payable from the lease rentals or loan repayments of the projects financed. Some of the lessees or borrowers, although private institutions, receive grants and subsidies from the Commonwealth.

Pennsylvania Industrial Development Authority (“PIDA”)

The PIDA is a public corporation of the Commonwealth established for the purpose of financing economic development. The PIDA had $45.4 million in revenue bond debt outstanding on June 30, 2022, to which all its revenues are pledged.

Pennsylvania Infrastructure Investment Authority (“Pennvest”)

Pennvest was created in 1988 to provide low-interest rate loans and grants for the purpose of constructing new and improving existing water supply and sewage disposal systems to protect the health and safety of the citizens of the Commonwealth and to promote economic development within the Commonwealth. Loans and grants are available to local governments and, in certain circumstances, to private companies. The Pennvest bonds are secured by principal repayments and interest payments on Pennvest loans. Pennvest had $81.6 million of revenue bonds outstanding as of June 30, 2022.

Pennsylvania Turnpike Commission (“PTC”)

The PTC operates the Pennsylvania Turnpike System (“System”). Its outstanding indebtedness, $15,442.4 million as of June 30, 2022, is payable from the net revenues of the System, primarily toll revenues, or from certain taxes dedicated to the System.

State Public School Building Authority (“SPSBA”)

The SPSBA finances public school projects and community college capital projects. Bonds issued by the SPSBA are supported by the lease rental payments or loan repayments made to the SPSBA by local school districts and the community colleges. A portion of the funds appropriated annually by the Commonwealth as aid to local school districts and community colleges may be used by them to pay a portion of such lease rental payments or loan repayments. The SPSBA had $2,271.5 million of revenue bonds outstanding as of June 30, 2022.

City of Philadelphia—PICA

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth Act No. 1991-6, approved June 5, 1991 to assist the City, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide financial assistance to the City through the issuance of debt, and to make factual findings and recommendations to the City concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects, and the liquidation of the cumulative general fund deficit of the City, as of June 30, 1992, of $224.9 million. Under the PICA act, the City is required to submit to PICA: (i) a five-year financial plan on an annual basis; and (ii) quarterly financial reports. As of September 7, 2022, the City was operating under a 5-year financial plan that covers fiscal years 2020 through 2024, which was approved by PICA.

PICA had $10.87 million in special tax revenue bonds outstanding as of June 30, 2022. The final maturity date for the PICA bonds is June 15, 2023.

Over the years, the City has expressed a desire to retain the financial oversight and reporting requirements of the PICA act beyond the expiration of the PICA Bonds. On September 29, 2021, a bill was introduced in the House of Representatives of Pennsylvania (“House Bill 1935”) that amends the PICA Act to, among other things, (i) extend the term of existence of PICA until the later of January 2, 2047 or one year after all its liabilities are met or, in the case of PICA Bonds, one year after provision for such payment shall have been made or provided for in the applicable bond indenture; (ii) continue all of the financial oversight and reporting requirements of the PICA act for the life of PICA (regardless of whether PICA Bonds are outstanding); (iii) permit on a limited basis, at the request of the City, the issuance of PICA Bonds for capital projects of the City; and (iv) continue the authorization and dedication of the PICA Tax for so long as PICA remains in existence (regardless of whether any PICA Bonds are outstanding). After passing both houses of the General Assembly, House Bill 1935 was signed into law by the Governor on July 7, 2022.

NEITHER THE TAXING POWER NOR THE CREDIT OF THE COMMONWEALTH IS PLEDGED TO PAY DEBT SERVICE ON THE PICA BONDS. TAXES AND OTHER REVENUE SOURCES

Tax Revenues (Unaudited Budgetary Basis)

General Fund. Tax revenues constituted approximately 90.3 percent of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2022. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales and use tax, the corporate net income tax, the gross receipts tax, and the inheritance tax. Together these five taxes produced 91.8 percent of General Fund tax revenues for the fiscal year 2022.

Motor License Fund. The major tax source for the Motor License Fund is the Oil Company Franchise Tax (“OCFT”), which produced 55.3 percent of non-restricted Motor License Fund revenues in fiscal year 2022. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis discussions of the tax revenues of the Motor License Fund.

General Fund Revenue Detail

The major revenue sources (those representing more than 1 percent of total revenues) for the General Fund are described briefly below. The receipt amounts in the descriptions are on a budgetary basis.

Corporate Net Income Tax. $5,323.1 million in fiscal year 2022 (11.1 percent of total General Fund revenues)

This tax is paid by all domestic and foreign business corporations for the privilege of doing business, carrying on activities, or employing or owning capital or property in Pennsylvania and is levied on Federal taxable income with Pennsylvania modifications. When the entire business of any corporation is not transacted within Pennsylvania, taxable income is usually determined by a single sales factor apportionment formula for tax years 2013 and beyond.

The tax rate, current as of September 7, 2022, of 9.99 percent has been in effect since January 1, 1995. The rate has dropped to 8.99 percent on January 1, 2023 and will decrease thereafter until the rate is 4.99 percent in 2031.

Gross Receipts Tax. $1,022.4 million in fiscal year 2022 (2.1 percent of total General Fund revenues)

This tax is levied on the gross receipts from business transacted within Pennsylvania by specified companies owned, operated or leased by corporations, associations, or individuals. Various gross receipts taxes are imposed upon private bankers; pipeline, conduit, steamboat, canal, slack water navigation and transportation companies; telephone, telegraph and mobile telecommunications companies; electric light, water power and hydroelectric companies; express companies; palace car and sleeping car companies; and freight and oil transportation companies.

The current tax rate on gross receipts from sales of electric energy within Pennsylvania is 59 mills and has been in effect since 2003. The current tax rate on other gross receipts is 50 mills and has been in effect since 1991.

Insurance Premiums Tax. $482.3 million in fiscal year 2022 (1.0 percent of total General Fund revenues)

This tax is levied on the gross premiums from all business transacted within the Commonwealth during each calendar year by domestic and foreign insurance companies.

The current tax rate is 2 percent of gross premiums plus a retaliatory fee where applicable.

Sales & Use Tax. $13,914.3 million in fiscal year 2022 (28.9 percent of total General Fund revenues)

This tax is levied on the sale at retail, including rental, of tangible personal property and certain services, or upon the use with Pennsylvania of tangible personal property, or taxable services purchased at retail if the tax was not paid at time of purchase. A tax on the occupancy of hotel rooms is imposed as part of the sales and use tax law.

Listed below are the transfers made from Sales and Use Tax in fiscal year 2022 (figures shown above are net of these transfers):

•	CFA - $164.1 million

•	Public Transportation Assistance Fund - $140.7 million (0.947 percent of gross collections)

•	Public Transportation Trust Fund - $653.6 million (4.4 percent of gross collections)

•	Transit Revitalization Investment District Fund - $0.7 million

The current tax rate uses a bracket system based on 6 percent of purchase price. This rate has been in effect since 1968.

Cigarette Tax. $874.1 million in fiscal year 2022 (1.8 percent of total General Fund revenues)

This tax is imposed and assessed on the sale or possession of cigarettes and little cigars weighting less than 4 pounds per 1,000 sticks within Pennsylvania.

Listed below are the transfers made from Cigarette Tax in fiscal year 2022 (figures shown above are net of these transfers):

•	Agricultural Conservation Easement Purchase Fund - $25.5 million
•	Children’s Health Insurance Program - $30.7 million
•	Tobacco Debt Service - $115.3 million

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Local Cigarette Tax Fund – $28.3 million. If collections from the additional Philadelphia Cigarette Tax ($0.10 per cigarette) fall below $58.0 million in a fiscal year, a transfer is made from the General Fund to the Local Cigarette Tax Fund to make up the difference.

The current tax rate of $0.13 per cigarette has been in effect since August 2016.

Personal Income Tax. $18,125.7 million in fiscal year 2022 (37.7 percent of total General Fund revenues)

The tax is paid by all residents, resident trusts and estates on eight separate classes of income:

•	Compensation

•	Net profits

•	Interest

•	Dividends

•	Income from the disposition of property

•	Rents and royalties

•	Gambling and lottery winnings, including cash prizes of the Pennsylvania Lottery

•	Income from estates and trusts.

The tax is also paid by non-resident individuals, estates and trusts on the following income from sources within the Commonwealth:

•	Compensation for personal services performed in Pennsylvania unless the taxpayer is a resident of a state with which there is a reciprocal agreement

•	Net profits from activity conducted in Pennsylvania

•	Income from the rental, ownership or disposition of any real or personal property

•	Income from gambling activity in Pennsylvania including cash prizes of the Pennsylvania Lottery.

A loss in one class of income may not be offset against income in another class, nor may gains or losses be carried back or forward from year to year. A credit is available to those individuals receiving tax forgiveness under the special provisions for poverty.

The following transfers were made from Personal Income Tax in fiscal year 2022:

•	Environmental Stewardship Fund - $12.3 million

•	Farm Show Complex restricted account - $13.3 million

The current tax rate of 3.07 percent has been in effect since 2004.

Realty Transfer Tax. $847.1 million in fiscal year 2022 (1.8 percent of total General Fund revenues)

The tax is levied on the value of the real estate transferred by a deed, instrument, or other writing. Other taxable transfers include long-term leases greater than 30 years, transfers of real estate from industrial development authorities that will not be used primarily for industrial purposes, and “deemed” transfers of real estate because of the acquisition of companies which are not in the business of holding or selling real estate.

The following transfers were made from Realty Transfer Tax in fiscal year 2022:

•	Keystone Recreation, Park, and Conservation Fund – $154.2 million (15 percent of gross collections)

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Pennsylvania Housing Affordability and Rehabilitation Enhancement Fund - $40 million. This transfer is to be the lesser of $40 million or 40 percent of the difference between the total dollar amount of the realty transfer tax collected in the prior fiscal year and the total dollar amount of the realty transfer tax official estimate for fiscal year 2015 ($447.5 million).

The current tax rate for the Pennsylvania share of the Realty Transfer Tax is 1 percent of the actual consideration or price of the property represented in the deed. Pennsylvania realty transfer tax is collected, often along with an additional local realty transfer tax, by county Recorders of Deeds. The Recorders of Deeds remit the Commonwealth’s 1 percent to the Department of Revenue, and the locals have the option to share their realty transfer tax among school districts and municipalities.

Inheritance Tax. $1,550.4 million in fiscal year 2022 (3.2 percent of total General Fund revenues)

This tax is imposed on the value of property transferred to beneficiaries of a deceased person and certain transfers made during the decedent’s lifetime. The value of the transfer is established on the date of the decedent’s death.

Rates are based on the relationship of the decedent and the beneficiary. Transfers of non-jointly held property to spouses are taxed at a rate of 0 percent. Transfers to parents of decedents 21 years of age or younger are taxed at a rate of 0 percent. Transfers to decedents 21 years of age or younger from their parents are taxed at a rate of 0 percent (effective January 1, 2020). Transfers to other lineal beneficiaries are taxed at 4.5 percent. Transfers to siblings of the decedents are subject to a 12 percent tax rate. Transfers to all other beneficiaries are taxed at 15 percent.

Non-Tax Revenues. $4,645.6 million in fiscal year 2022 (9.7 percent of total General Fund revenues)

This category is made up of the following major components:

•	Liquor Store Profits

•	Licenses and Fees

•	Miscellaneous Non-Tax Revenues

•	Fines, Penalties, and Interest

Motor License Fund Revenue Detail

The major tax sources (those representing more than 1 percent of total non-restricted revenues) for the Motor License Fund are described briefly below. The tax receipt amounts in the descriptions are on a budgetary basis.

Motor Carriers Road Tax/International Fuel Tax Agreement (“IFTA”). $136.1 million in fiscal year 2022 (4.7 percent of total non-restricted Motor License Fund revenues).

The Motor Carriers Road Tax/IFTA is imposed on fuel consumed by qualified motor vehicles operated within Pennsylvania. Qualified motor vehicles operated exclusively in Pennsylvania are subject to fuel taxation under the Motor Carriers Road Tax. Credit is granted for tax paid on fuel purchases.

The tax rate is equivalent to the rate per gallon currently in effect on liquid fuels, fuels, or alternative fuels.

Annual decal fees indicating vehicle registration in Pennsylvania are also included in these taxes. The cost is $12 per vehicle per calendar year. The decals must be displayed on both sides of each qualified vehicle operated in Pennsylvania.

Oil Company Franchise Tax. $1,595.4 million in fiscal year 2020 (55.3 percent of total non-restricted Motor License Fund revenues)

The OCFT is imposed on all taxable liquid fuels and fuels on a cents-per-gallon equivalent basis, and it is remitted by distributors of liquid fuels and fuels.

The following are exempt from the tax:

•	fuels sold and delivered to the U.S. government, the Commonwealth, and any of its political subdivisions; volunteer fire companies

•	volunteer ambulance services and volunteer rescue squads

•	second class county port authorities

•	nonpublic, nonprofit schools (K-12)

In addition to these exemptions, reimbursements are made for certain agricultural purposes and for fuel consumed in truck-mounted refrigerator units.

Licenses and Fees. $1,126.6 million in fiscal year 2022 (39.1 percent of total non-restricted Motor License Fund revenues)

This category is made up of the following major components:

•	Special Hauling Permits

•	Pennsylvania’s share of registration fees from other states

•	Operator’s Licenses

•	Vehicle Registration and Titling

Federal Revenues

Receipts by the Commonwealth in its General Fund, Motor License Fund and Tobacco Settlement Fund from the federal government during fiscal year 2021 totaled $51,398 million and during fiscal year 2022 totaled $57,964 million. Anticipated receipts from the federal government included in the fiscal year 2023 enacted budget were $44,070 million. Approximately $31,072 million, or 60.4 percent, of total federal revenue to the Commonwealth for fiscal year 2021 was attributed to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In fiscal year 2022, $39,145 million, or 67.5 percent of federal revenues, were attributed to these types of programs. In the fiscal year 2023 enacted budget, approximately $34,511 million or 78.3 percent of federal revenues was expected to be attributable to public health and welfare programs.

MAJOR COMMONWEALTH EXPENDITURES

The Commonwealth’s major operating funds—the General Fund, the Motor License Fund and the State Lottery Fund—provide financial resources to operate programs and fund grants. Trends in expenditures from those funds for various program areas are discussed below based on budgetary basis financial statements for fiscal year 2021 and fiscal year 2022 and the enacted budget for fiscal year 2023.

Education

In fiscal year 2021, expenditures from Commonwealth revenues for education purposes were more than $14,757 million. In fiscal year 2022, expenditures from Commonwealth revenues for education purposes were more than $15,333 million. The enacted budget for fiscal year 2023 included over $17,061 million in education funding, an increase of approximately 11.27 percent over fiscal year 2022.

Elementary and Secondary Education. The financing of public elementary and secondary education in Pennsylvania is shared by the Commonwealth and local school districts. There are 500 local school districts in the State. With certain exceptions, each is governed by a locally elected school board responsible for the administration of the public schools in the school district with the authority to levy taxes within the limits prescribed by the Public School Code of 1949, as amended. Funds supplied by the Commonwealth supplement the funds raised locally. Local school districts receive various subsidy payments for basic instruction, vocational education, debt service, pupil transportation, employee retirement programs including Social

Security, and various special education programs. The largest such subsidy is the Basic Education subsidy. The enacted budget for fiscal year 2023 increases the State Basic Education subsidy by $525 million, including the Level-Up Supplement, to $7,080 million. The basic education funding appropriation includes over $545 million appropriated as School Employees’ Social Security, which must be used for School Employees’ Social Security payments to school districts, as well as the $7,080 million subsidy that includes the Level-Up Supplement. The total basic education appropriation is over $7,625 million. The education funding is distributed to school districts, based on local wealth, existing tax burden, district size and certain student characteristics.

Certain specialized education programs are operated and administered in Pennsylvania by 29 intermediate units established by the component local school districts. These intermediate units are funded from contributions from member school districts. Programs operated by intermediate units generally are special education programs for the gifted, for individuals with mental and physical disabilities and for support of nonpublic schools through the provision of auxiliary services and the lending of instructional materials such as textbooks to children attending nonpublic schools in Pennsylvania.

Total Commonwealth expenditures for basic education programs in fiscal year 2021 were more than $12,861 million, representing 87.15 percent of all Commonwealth expenditures for education in fiscal year 2021. Total Commonwealth expenditures for basic education programs in fiscal year 2022 were more than $13,428 million, representing 87.57 percent of all Commonwealth expenditures for education in fiscal year 2022. The enacted budget for fiscal year 2023 includes more than $15,001 million for basic education programs.

Higher Education. Higher education in Pennsylvania is provided through 215 degree-granting institutions, which include the ten universities of the State System of Higher Education (“PASSHE”), four State-related universities, community colleges, independent colleges and universities and specialized degree-granting institutions. PASSHE, established by statute in 1983 from the fourteen State-owned colleges, is administered by a 20-member Board of Governors of which 11 members are appointed by the Governor and confirmed by the Senate. Over $1,799 million was expended by the Commonwealth in the 2021 fiscal year for these institutions and student financial assistance. Over $1,804 million was expended by the Commonwealth in the 2022 fiscal year for these institutions and student financial assistance. The enacted budget for fiscal year 2023 includes over $1,941 million for higher education.

Public Health and Human Services

Fiscal year 2022 public health and human services expenditures were $56,785 million (budgetary basis) and were projected to be $57,941 million in fiscal year 2023. With regards to fiscal year 2022 expenditures, nearly $15,240 million was funded from the General Fund, while $18,317 million was estimated, as of September 7. 2022, to be provided from the General Fund for fiscal year 2023. As of September 7, 2022, federal funds were expected to decrease by $2,012 million, and augmentations were expected to decrease by $37 million for fiscal year 2023. Public health and human service programs are the largest single component of combined State and federal spending in the Commonwealth’s operating budget. The overall budget increase reflects the impact of caseload increases, federal mandates, litigation and continued support of county operated programs for child welfare, mental health and intellectual disabilities.

The fiscal year 2023 budget includes $365 million of receipts from the Tobacco Settlement Fund to be expended for health care related programs. Federal funds matching the State Tobacco MSA funds were also expected to be provided. However, under the terms of the 1998 settlement that created the Tobacco Settlement Fund, payments by the tobacco companies may, in certain circumstances be reduced, reflecting decline in cigarette sales, and such payments also may be limited, delayed or terminated as a result of bankruptcy or insolvency of tobacco companies or legal challenges to the settlement or to amounts due thereunder. In June 2018, a settlement was reached with various tobacco companies resolving 20 years of disputes and future disputes related to the non-participating manufacturer adjustment. The settlement resulted in a payment of which $372 million was used to offset health care related costs in fiscal year 2022.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $11,593 million in fiscal year 2022, while $14,292 million was budgeted from the General Fund for fiscal year 2023. In addition, a nursing home assessment fee provided a General Fund offset (meaning a reduction in required General Fund appropriations) of $162 million in fiscal year 2022 and was expected, as of September 7, 2022, to provide a $162 million offset in fiscal year 2023. A Managed Care Organization assessment provided a General Fund offset of $1,335 million in fiscal year 2022 and in fiscal year 2023 the offset was projected, as of September 7, 2022, at $1,343 million. Also, a Statewide Quality Care assessment provided a $300 million offset in fiscal year 2022 and was expected, as of September 7, 2022, to provide a $300 million offset in fiscal year 2023. In 2023, approximately 31.61 percent of the total cost of assistance to the economically needy was proposed to be supported by Commonwealth funds appropriated from the General Fund. The balance was expected, as of September 7, 2022, to be provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

As of September 7, 2022, medical assistance, including long-term living home and community-living programs and the intellectual disability waiver program, continued to be a growing component of public health and human services expenditures. Despite implementation of Commonwealth initiatives to restrain costs, the program continued to grow due to expanding caseloads, technology improvements and general medical cost inflation. Expenditures for medical assistance increased during the period from fiscal years 2012 through 2022 by an average annual rate of 6.79 percent. Fiscal year 2022 expenditures from Commonwealth funds were $11,502 million (budgetary basis) and were projected, as of September 7, 2022, to be $14,151 million in fiscal year 2023, an increase of 23 percent from the prior fiscal year. Income maintenance cash assistance payments to families in transition to independence were $863 million for fiscal year 2022, of which $124 million was from the General Fund. The enacted budget for fiscal year 2023 included a total of $932 million, for such purpose with $124 million provided from the General Fund.

Transportation

The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile State highway system, including certain city streets that are a part of the State highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. Other special funds, including the Public Transportation Assistance Fund, the Public Transportation Trust Fund, the Multimodal Transportation Fund and the State Lottery Fund provide funding for mass transit and other modes of transportation.

Act 89 of 2013, provided dedicated additional funding for highways and bridges through the incremental uncapping of the OCFT and the indexing of vehicle and driver services fees. Act 89 also restructured Act 44 of 2007 PTC payment distributions.

In addition to its unrestricted State funds, the Motor License Fund includes five restricted revenue accounts funded by State revenues legislatively dedicated to these specific purposes. Some of the restricted purposes, funded from these accounts, also receive funding by annual appropriations of unrestricted Motor License Fund revenues. Programs receiving funds from a restricted account include highway bridges, highway construction and maintenance, grants to municipalities for highways and bridges and airport development.

Total funding for the Commonwealth’s highway and bridge program for fiscal year 2021 was $2,484 million (budgetary basis). The funding was increased to $2,752 million (budgetary basis) in fiscal year 2022. The enacted 2023 budget reflects an increase to $3,161 million (budgetary basis). Support of highway and bridge expenditures by local governments through grants paid from the Motor License Fund and restricted revenues was $589 million in fiscal year 2021 and $618 million in fiscal year 2022. In the fiscal year 2023 enacted budget, grants to local governments increased to $672 million.

In addition to its support of the highway system, the Commonwealth provides subsidies for mass transit systems including passenger rail and bus service.

In fiscal year 2008, the funding mechanisms for mass transit in the Commonwealth were changed with the enactment of Act 44. Mass transit funding was shifted from the General Fund to a combination of sources of revenue primarily going into a Public Transportation Trust Fund established by Act 44. The Public Transportation Trust Fund was created to provide a long-term, predictable and growing source of revenues for public transportation systems. Act 89 increased funding and revenue sources for the Public Transportation Trust Fund. Revenues are provided by scheduled payments by the PTC, a portion of the Sales and Use Tax, certain motor vehicle fees, vehicle code fines and surcharges, and transfers from the Public Transportation Assistance Fund and the Lottery Fund. This funding supports mass transit programs statewide, providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. For fiscal year 2021, Commonwealth funding available for mass transit was $2,362 million (budgetary basis). Funding for mass transit was increased in fiscal year 2022 to $2,394 million (budgetary basis). The enacted fiscal year 2023 budget for mass transit was increased to $2,604 million.

Act 89 created the Multimodal Transportation Fund to provide additional funding for freight and passenger rail, ports, aviation, bicycle and pedestrian facilities, and other modes of transportation. Revenues deposited into the Multimodal Transportation Fund include payments from the PTC, a portion of certain motor vehicle fees and a portion of the OCFT. For fiscal year 2021, Commonwealth funding available for multimodal transportation was $152 million (budgetary basis). The fiscal year 2022 funding was $139 million (budgetary basis), and the enacted budget for fiscal year 2023 was $148 million.

The Commonwealth’s current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In fiscal year 2021, $11 million was expended from aviation restricted accounts. In fiscal year 2022, $12 million and the enacted for fiscal year 2023 is $9 million.

Taxes on motor fuels provides approximately 63 percent of total non-restricted Motor License Fund revenues annually. COVID-19 significantly impacted both non-restricted and restricted Motor License Fund revenues. This result was a 2020-21 budget well below previous levels for Pennsylvania’s highway and bridge infrastructure system. These revenue shortfalls primarily impacted the construction program. Federal transportation relief funding of $407 million along with better fund revenues and the enactment of $279 million from federal American Rescue Plan Act State Fiscal Relief funds, allowed calendar year 2021 and 2022 to rebound. The recent passage of the federal Infrastructure Investment and Jobs Act (IIJA) will afford the opportunity to further increase construction spending by an additional $705 million in 2023 and for the next several calendar years. However, while Motor License Fund revenues are projected to surpass pre-pandemic levels for the available, budget, and planning years, additional state funds for construction will be necessary to meet the overall infrastructure needs of the Commonwealth.

The Commonwealth is not responsible for toll roads and bridges in Pennsylvania. These are under the jurisdiction of various authorities and commissions.

INVESTMENT OF COMMONWEALTH FUNDS

The Treasury Department is responsible for the deposit and investment of most funds belonging to the Commonwealth, including the proceeds of the Commonwealth’s bonds and the funds held for the payment of interest on and maturing principal of the Commonwealth’s bonds. The Commonwealth’s Fiscal Code contains statutory limitations on the investment of funds by the Treasury Department. The Board of Finance and Revenue, a three-member board of State officials chaired by the State Treasurer, is authorized to establish the aggregate amount of funds that may be invested in some of the various categories of permitted investments. The State Treasurer ultimately determines the asset allocation and selects the investments within the parameters of the law.

The Commonwealth’s Fiscal Code permits investments in the following types of securities: (i) United States Treasury securities and United States Agency securities maturing within two years of issue; (ii) commercial paper issued by industrial, common carrier or finance companies rated “Prime One” or its equivalent; (iii) certificates of deposit of Pennsylvania-based commercial banks, savings banks or savings and loans; (iv) repurchase obligations secured by Federal obligations; (v) banker’s acceptances written by domestic commercial banks with a Moody’s Investors Service “AA” rating or the equivalent rating by Standard & Poor’s Financial Services or Fitch’s Rating Service; and (vi) other non-equity investments not to exceed ten percent of assets subject to a “prudent investor” test. The Treasury Department maintains additional investment restrictions contained in its Investment Policy Guidelines. A summary of the Investment Policy Guidelines and a report on investment activity and performance of funds invested by the Treasury Department are contained in a report periodically prepared and publicly distributed by the Treasury Department.

The State Treasurer has been legislatively authorized to invest Commonwealth moneys in securities under the “prudent investor” standard since June 1999. The common investment pool operated by the State Treasurer for the investment of operating funds of the Commonwealth maintains a portion of its investments in securities subject to this test. Act 20 of 2019 extends this authority to December 31, 2024.

Budget Stabilization Reserve Fund

Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both chambers of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are not spent are returned to the Budget Stabilization Reserve Fund. As of June 30, 2022, the Budget Stabilization Reserve Fund had a balance of approximately $2,868.5 million. The enacted 2022-2023 budget included a transfer of $2,100 million to the fund.

COMMONWEALTH FINANCIAL PERFORMANCE

Fiscal Year 2022 Budget

The Pennsylvania legislature approved, and the Governor signed a fiscal year 2022 budget on July 8, 2022. The enacted budget allocates $42,800 million to the state General Fund. The budget includes increases in education funding at all levels and preserves funding for core State government functions and services.

Financial Statements Introduction

The most recent Commonwealth audited financial statements are available in the CAFR.

Government-Wide Financial Data (GAAP Basis). Government-wide financial statements report financial position and results of activity for the Commonwealth as a whole. Government-wide statements do not report information on a fund-by-fund basis; rather, they reveal information for all governmental activities and all business-type activities in separate columns. In government-wide statements, for both governmental and business-type activities, the economic resources measurement focus and accrual basis of accounting are used, with revenues and expenses recognized when they occur, rather than when cash is received or paid. This treatment results in including in assets an estimate of the total amount of receivables due at fiscal year-end that were expected to be collected in the future. Capital assets are reported with acquisition or construction costs being reported when the assets are placed in service less accumulated depreciation. Reported liabilities include all liabilities, regardless of when payment is due, including bond principal, employee disability claims liability, and employee compensated absence liabilities.

GENERAL FUND FINANCIAL PERFORMANCE

Financial Results for Fiscal Years 2017-2021

GAAP Basis. During the 5-year period from fiscal year 2017 through fiscal year 2021, total revenues and other sources increased by an average annual rate of 6.0 percent. Tax revenues during this same period increased by an annual average rate of 4.3 percent. Expenditures and other uses during fiscal years 2017 through 2021 rose at an average annual rate of 4.5 percent. Expenditures for the protection of persons and property during this period increased at an average annual rate of 3.4 percent; public education expenditures during this period increased at an average annual rate of 2.1 percent; health and human services expenditures increased at an average annual rate of 5.2 percent; and capital outlays increased at an average annual rate of 8.2 percent. Commonwealth expenditures for direction and support services (State employees and government administration) increased at an average annual rate of 14.1 percent during fiscal years 2017 through 2021.

Fiscal Year 2017 Financial Results

GAAP Basis. At June 30, 2017, the General Fund reported a fund deficit of $697.6 million, a decrease to fund balance of $787.7 million from the $90.2 million fund balance at June 30, 2016 as expenditures and other uses increased by $5,454.4 million and revenues and other sources increased by $4,860.1 million.

Budgetary Basis. General Fund revenues of the Commonwealth were below the certified estimate by $1,106.7 million or 3.4 percent during fiscal year 2017. Final Commonwealth General Fund revenues for the fiscal year totaled $31,669 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $31,941.8 million. After accounting for a positive fiscal year 2017 beginning balance of $5.1 million, the Commonwealth ended fiscal year 2017 with a deficit balance of $1,539.3 million.

General Fund revenues increased $767.4 million or 2.5 percent during fiscal year 2017 when measured on a year-over-year basis as compared to fiscal year 2016. Tax revenue collections increased $495.2 million or 1.6 percent on a year-over-year basis from fiscal year 2016 to fiscal year 2017 while non-tax revenue collections increased $272.9 million or 42.4 percent from fiscal year 2016 to fiscal year 2017. Corporate tax receipts were $319.3 million lower than fiscal year 2016 levels. The year-over-year decrease in corporate taxes was 6.2 percent during fiscal year 2017 as corporate net income tax collections decreased 3.2 percent and financial institutions tax decreased 2.3 percent. Personal income taxes were $158.4 million above fiscal year 2016 actual collection and the year-over-year growth in personal income tax receipts was 1.3 percent. Personal income tax collections attributable to withholding increased by 2.4 percent or $223.5 million during fiscal year 2017 and tax collections from the non-withholding portion of the personal income tax decreased 2.1 percent or $65.1 million on a year-over-year basis. Sales and use taxes receipts were $210 million greater during fiscal year 2017 than during the prior fiscal year, a growth rate of 2.1 percent. Sales tax collections increased during fiscal year 2017 as non-motor vehicle sales tax collections grew 2.3 percent and motor vehicle sales tax receipts increased 1.5 percent during fiscal year 2017. Cigarette tax collections increased 38.4 percent during fiscal year 2017 and inheritance tax collections increased 1.6 percent. Realty transfer tax revenues declined 0.8 percent during fiscal year 2017.

Commonwealth General Fund appropriations for fiscal year 2017 totaled $31,941.8 million, an increase of $1,814.6 million or 6.0 percent from fiscal year 2016 levels. The ending unappropriated balance was a deficit of $1,539.3 million for fiscal year 2017.

Fiscal Year 2018 Financial Results

GAAP Basis. At June 30, 2018, the General Fund reported a fund balance of $813.7 million, an increase to fund balance of $1,511.3 million from the $697.6 million fund deficit balance at June 30, 2017 as expenditures and other uses decreased by $8.7 million and revenues and other sources increased by $2,290.4 million.

Budgetary Basis. General Fund revenues of the Commonwealth were below the certified estimate by $137.2 million or 0.4 percent during fiscal year 2018. Final Commonwealth General Fund revenues for the fiscal year totaled $34,567 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $31,948.1 million. After accounting for a deficit balance in fiscal year 2018 beginning balance of ($1.5) billion, the Commonwealth ended fiscal year 2018 with an unappropriated surplus balance of $22.4 million.

General Fund revenues increased $2,897.4 million or 9.2 percent during fiscal year 2018 when measured on a year-over-year basis as compared to fiscal year 2017. Tax revenue collections increased $1,251.1 million or 4.1 percent on a year-over-year basis from fiscal year 2017 to fiscal year 2018 while non-tax revenue collections increased $1,646.9 million or 180 percent from fiscal year 2017 to fiscal year 2018. Corporate tax receipts were $107.7 million higher than fiscal year 2017 levels. The year-over-year increase in corporate taxes was 2.3 percent during fiscal year 2018 as corporate net income tax collections increased 4.6 percent and financial institutions tax increased 15.1 percent. Personal income taxes were $734.6 million above fiscal year 2017 actual collection and the year-over-year growth in personal income tax receipts was 5.8 percent. Personal income tax collections attributable to withholding increased by 4.4 percent or $422.1 million during fiscal year 2018 and tax collections from the non-withholding portion of the personal income tax increased 10.2 percent or $312.5 million on a year-over-year basis. Sales and use taxes receipts were $376.9 million greater during fiscal year 2018 than during the prior fiscal year, a growth rate of 3.8 percent. Sales tax collections increased during fiscal year 2018 as non-motor vehicle sales tax collections grew 4.1 percent and motor vehicle sales tax receipts increased 1.9 percent during fiscal year 2018. Cigarette tax collections decreased 5 percent during fiscal year 2018 and inheritance tax collections increased 4.2 percent. Realty transfer tax revenues increased 7.6 percent during fiscal year 2018.

Commonwealth General Fund appropriations for fiscal year 2018 totaled $31,948.1 million, an increase of $6.3 million or .02 percent from fiscal year 2017 levels. The ending unappropriated balance was $22.4 million for fiscal year 2018.

Fiscal Year 2019 Financial Results

GAAP Basis. At June 30, 2019, the General Fund reported a fund balance of $835.4 million, an increase to fund balance of $21.7 million from the $813.7 million fund balance at June 30, 2018 as expenditures and other uses increased by $4,130.6 million and revenues and other sources increased by $2,641 million.

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $883 million or 2.6 percent during fiscal year 2019. Final Commonwealth General Fund revenues for the fiscal year totaled $34,857.9 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $33,401.5 million. The Commonwealth ended fiscal year 2019 with a zero-balance due to a transfer of $316.9 million to the Budget Stabilization Reserve Fund.

General Fund revenues increased $290.9 million or 0.8 percent during fiscal year 2019 when measured on a year-over-year basis as compared to fiscal year 2018. Tax revenue collections increased $2,052.9 million or 6.4 percent on a year-over-year basis from fiscal year 2018 to fiscal year 2019 while non-tax revenue collections decreased $1,761.9 million or negative 68.7 percent from fiscal year 2018 to fiscal year 2019. Corporate tax receipts were $622.1 million higher than fiscal year 2018 levels. The year-over-year increase in corporate taxes was 12.7 percent during fiscal year 2019 as corporate net income tax collections increased 18 percent. Personal income taxes were $696.6 million above fiscal year 2018 actual collection and the year-over-year growth in personal income tax receipts was 5.2 percent. Personal income tax collections attributable to withholding increased by 4.1 percent or $407.4 million during fiscal year 2019 and tax collections from the non-withholding portion of the personal income tax increased 8.6 percent or $289.2 million on a year-over-year basis. Sales and use taxes receipts were $718.3 million greater during fiscal year 2019 than during fiscal year 2018, a growth rate of 6.9 percent. Sales tax collections increased during fiscal year 2019 as non-motor vehicle sales tax collections grew 7 percent and motor vehicle sales tax receipts increased 6.5 percent during fiscal year 2019. Cigarette tax collections decreased 6.6 percent during fiscal year 2019 and inheritance tax collections increased 3.4 percent. Realty transfer tax revenues increased 3.4 percent during fiscal year 2019.

Commonwealth General Fund appropriations for fiscal year 2019 totaled $33,401.5 million, an increase of $1,453.4 million or 4.5 percent from fiscal year 2018 levels. The ending unappropriated balance was zero after transferring $316.9 million to the Budget Stabilization Reserve Fund. The following budgetary basis information is derived from the Commonwealth’s unaudited budgetary basis financial statements for fiscal years 2019 and 2020 and the enacted fiscal year 2021 budget.

Fiscal Year 2020 Financial Results

GAAP Basis. At June 30, 2020, the General Fund reported a negative fund balance of $1,525.2 million, a decrease to fund balance of $2,360.5 million from the $835.4 million fund balance at June 30, 2019. The majority of this decrease was due to the shifting of tax filing dates for personal and corporate taxes because of the COVID-19 pandemic.

Budgetary Basis. General Fund revenues of the Commonwealth were below the certified estimate by $3,221 million or 9.1 percent during fiscal year 2020. The majority of this difference was due to the Commonwealth shifting the filing date for personal and corporate income tax by 90 days. Final Commonwealth General Fund revenues for the fiscal year totaled $32,275.8 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $34,090.2 million. After accounting for a positive fiscal year 2020 beginning balance of $30.3 million, the Commonwealth ended fiscal year 2020 with an unappropriated negative balance of $2,734.1 million.

General Fund revenues decreased $2,582.1 million or 7.4 percent during fiscal year 2020 when measured on a year-over-year basis as compared to fiscal year 2019. Tax revenue collections decreased $2,445.5 million or 7.2 percent on a year-over-year basis from fiscal year 2019 to fiscal year 2020 while non-tax revenue collections decreased $136.6 million or 17.0 percent from fiscal year 2019 to fiscal year 2020. Corporate tax receipts were $671.8 million lower than fiscal year 2019 levels. The year-over-year decrease in corporate taxes was 12.2 percent during fiscal year 2020 as corporate net income tax collections decreased 16.8 percent and financial institutions tax increased 5.1 percent. Personal income taxes were $1,260.5 million below fiscal year 2019 actual collection and the year-over-year decrease in personal income tax receipts was 8.9 percent. Personal income tax collections attributable to withholding increased by 0.9 percent or $98.9 million during fiscal year 2020 and tax collections from the non-withholding portion of the personal income tax decreased 59.3 percent or $1,359.4 million on a year-over-year basis. Sales and use taxes receipts were $281.8 million less during fiscal year 2020 than during the prior fiscal year, a decrease of 2.5 percent. Cigarette tax collections declined 17.4 percent during fiscal year 2020 and inheritance tax collections increased 2.7 percent. Realty transfer tax revenues decreased by 6.8 percent during fiscal year 2020.

Commonwealth General Fund appropriations for fiscal year 2020 totaled $34,120.2 million, an increase of $718.7 million or 2.1 percent from fiscal year 2019 levels. The ending unappropriated negative balance was $2,734.1 million for fiscal year 2020.

Fiscal Year 2021 Financial Results

GAAP Basis. At June 30, 2021, the General Fund reported a fund balance of $3,073.0 million, an increase of $4,598.2 million from the $1,525.2 million negative fund balance at June 30, 2020.

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $3,437.3 million or 9.3 percent during fiscal year 2021. Final Commonwealth General Fund revenues for the fiscal year totaled $40,392.0 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $34,013.2 million. After accounting for a negative fiscal year 2021 beginning balance of $2,734.0 million, the Commonwealth ended fiscal year 2021 with a surplus of $2,621.5 million and transferred the surplus to the Budget Stabilization Fund.

General Fund revenues increased $8,116.1 million or 25.1 percent during fiscal year 2021 when measured on a year-over-year basis as compared to fiscal year 2020. Tax revenue collections increased $7,568.7 million or 23.9 percent on a year-over-year basis from fiscal year 2020 to fiscal year 2021 while non-tax revenue collections increased $547.4 million or 82.3 percent from fiscal year 2020 to fiscal year 2021. Corporate tax receipts were $1,494.4 million higher than fiscal year 2020 levels. The year-over-year increase in corporate taxes was 30.9 percent during fiscal year 2021 as corporate net income tax collections increased 56.5 percent and financial institutions tax increased 8.2 percent. Personal income taxes were $3,448.3 million above fiscal year 2020 actual collection and the year-over-year decrease in personal income tax receipts was 26.9 percent. Personal income tax collections attributable to withholding increased by 2.8 percent or $295.2 million during fiscal year 2021 and tax collections from the non-withholding portion of the personal income tax increased 137.6 percent or $3,153.1 million on a year-over-year basis. Sales and use taxes receipts were $2,017.0 million more during fiscal year 2021 than during the prior fiscal year, an increase of 18.6 percent. Cigarette tax collections increased 4.3 percent during fiscal year 2021 and inheritance tax collections increased 24.3 percent. Realty transfer tax revenues increased by 28.6 percent during fiscal year 2021.

Commonwealth General Fund appropriations for fiscal year 2021 totaled $34,013.2 million, a decrease of $77.0 million or -0.2 percent from fiscal year 2020 levels. The ending balance of $2,621.5 million for fiscal year 2021 was transferred to the Budget Stabilization Fund.

Fiscal Year 2022 Financial Results

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $5,598.0 million or 13.2 percent during fiscal year 2022. Final Commonwealth General Fund revenues for the fiscal year totaled $48,134.2 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $39,351.2 million. After accounting for a fiscal year 2022 beginning balance of $4.4 million, and a transfer to the Budget Stabilization Fund the Commonwealth ended fiscal year 2022 with a surplus of $5,537.4 million

Fiscal Year 2023 Enacted Budget

The enacted fiscal year 2023 budget appropriates $42,765.6 million in state funds and federal stimulus funding. The budget document and related information are available on the Office of the Budget’s website at www.budget.state.pa.us and incorporated herein by reference.

The General Fund is the primary funding source for most State agencies and institutions supported by the Commonwealth. More than 77 cents of every dollar are returned to individuals, local governments, institutions, school districts, and others in the form of grants and subsidies. The remainder pays operating expenses and debt service. Major program expenditures occur in the areas of education, public health and human services, and the State correctional institutions.

MOTOR LICENSE FUND PERFORMANCE

The State Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators’ license fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for these purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussions on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes. In contrast, the GAAP basis presentations include all the restricted account revenues and expenditures.

Financial Results for Fiscal Years 2017-2021

GAAP Basis. The fund balance at June 30, 2021, of the Motor License Fund was $1,307.4 million, a $712.0 million or 119.6 percent increase from the June 30, 2020 fund balance. Over five fiscal years, 2017 through 2021, revenues and other sources averaged an annual 0.9 percent increase. Expenditures and other uses during the same period averaged a 0.7 percent annual decrease.

Overall, total revenues and other sources increased by $852.0 million during the fiscal year that ended June 30, 2021, a 13.5 percent increase over the prior fiscal year. Tax revenues increased $179.4 million primarily due to the increase in the liquid fuels tax. Licenses and fees increased $38.9 million due to increased vehicle registrations and driver licenses. During the prior fiscal year, extensions were granted for the expirations of vehicle registrations, drivers license, and learner’s permits, including commercial driver’s licenses. These extensions expired during the fiscal year ending June 30, 2021.

Total expenditures and other uses decreased by $136.6 million during fiscal year ended June 30, 2021, representing a 2.1 percent decrease over the prior fiscal year. Transportation expenditures decreased by $141.5 million in part due to a reduction in program costs, specifically in personnel and operational costs, that needed to be implemented since revenue saw a sharp decline early in the pandemic which carried over into FY 2020. Capital outlay increased by $27.1 million.

Fiscal Year 2017 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,758.5 million, an increase of $101 million or 3.8 percent over fiscal year 2016 revenues. Receipts from liquid fuels taxes increased by 4.4 percent while license and fee revenue increased by 3.9 percent from the previous year. Other revenue receipts decreased by 29 percent over the previous fiscal year. Fiscal year 2017 Motor License Fund appropriations and executive authorizations totaled $2,762.1 million, a decrease of 0.2 percent from fiscal year 2016. The Motor License Fund concluded fiscal year 2017 with an unappropriated surplus of $73.1 million, a net increase of 82.4 percent.

Fiscal Year 2018 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,948.5 million, an increase of $189 million or 6.9 percent over fiscal year 2017 revenues. Receipts from liquid fuels taxes increased by 6.6 percent while license and fee revenues increased by 4.5 percent over the previous year. Other revenue receipts increased by 122.9 percent over the previous fiscal year. Fiscal year 2018 Motor License Fund appropriations and executive authorizations totaled $2,886.2 million, an increase of 4.5 percent over fiscal year 2017. The Motor License Fund concluded fiscal year 2018 with an unappropriated surplus of $216.4 million, a net increase of 196.1 percent.

Fiscal Year 2019 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,849.2 million, a decrease of $99.2 million or 3.5 percent over fiscal year 2018 revenues. Receipts from liquid fuels taxes decreased by 0.5 percent while license and fee revenues decreased by 5.4 percent over the previous year. Other revenue receipts decreased by 187.1 percent over the previous fiscal year. Fiscal year 2019 Motor License Fund appropriations and executive authorizations totaled $3,066 million, an increase of 5.9 percent over fiscal year 2018. The Motor License Fund concluded fiscal year 2019 with an unappropriated surplus of $29 million, a net decrease of $187 million from the 2018 unappropriated surplus of $216 million.

Fiscal Year 2020 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,663.3 million, a decrease of $186.6 million or 6.5 percent over fiscal year 2019 revenues. Receipts from liquid fuels taxes decreased by 4.6 percent while license and fee revenues decreased by 5.4 percent over the previous year. Fiscal year 2020 Motor License Fund appropriations and executive authorizations totaled $2,767.0 million, a decrease of 9.8 percent over fiscal year 2019. The Motor License Fund concluded fiscal year 2020 with a negative unappropriated balance of $51.2 million, a net decrease of $80.2 million from the 2019 unappropriated surplus of $29.0 million.

Fiscal Year 2021 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,825.5 million, an increase of $162 million or 6.0 percent over fiscal year 2020 revenues. Receipts from liquid fuels taxes increased by 9.1 percent, while license and fee revenues increased by 16.8 percent over the previous year. Fiscal year 2021 Motor License Fund appropriations and executive authorizations totaled $2,722.9 million, a decrease of 1.5 percent over fiscal year 2020. The Motor License Fund concluded fiscal year 2021 with an unappropriated surplus of $115.3 million, a net increase of $166.5 million from the 2020 negative unappropriated surplus of $51.1 million.

Fiscal Year 2022 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,883.4 million, an increase of $58 million or 2.1 percent over fiscal year 2021 revenues. Receipts from liquid fuels taxes increased by 4.8 percent while license and fee revenues decreased by 2.2 percent over the previous year. Fiscal year 2022 Motor License Fund appropriations and executive authorizations totaled $2,706.8 million, a decrease of 0.6 percent over fiscal year 2021. The Motor License Fund concluded fiscal year 2022 with an unappropriated surplus of $347.3 million, a net increase of $231.9 million from the 2021 negative unappropriated surplus of $115.4 million.

Fiscal Year 2023 Enacted Budget

Commonwealth revenues to the Motor License Fund are budgeted to be $2,916.1 million, an increase of $32.7 million or 1.1 percent from fiscal year 2022 revenues. Receipts from the liquid fuels tax are budgeted to increase 3.8 percent from the prior year, while license and fee revenues are budgeted to decrease by 2.8 percent. Additionally, other revenue receipts are budgeted to be $7.6 million. Fiscal year 2023 Motor License Fund appropriations and executive authorizations are budgeted to equal $3,150.9 million, an increase of 17 .0 percent over fiscal year 2022 appropriations. The Motor License Fund is budgeted to conclude fiscal year 2022 with an unappropriated balance of $112.5 million, a decrease of $234.8 million from the fiscal year 2022 unappropriated fund balance of $347.3 million.

STATE LOTTERY FUND FINANCIAL RESULTS

The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals located throughout the State, and instant games using preprinted tickets. The net proceeds of all lottery game sales, less sales commissions and directly paid prizes, are deposited into the State Lottery Fund.

State Lottery Fund receipts support programs to assist elderly and handicapped individuals, primarily through property tax and rent rebate assistance and a pharmaceutical assistance program to recipients who meet specified income limits, and the provision of free mass transit rides during off-peak hours.

Financial Results for Fiscal Years 2017-2021

GAAP Basis. During the fiscal year ending June 30, 2021, the net year-over-year increase in total revenues and other sources was $628.2 million. Total operating revenues: Sales and services increased $895.4 million. The increase is largely attributed to the easing of COVID-19 pandemic restrictions which resulted in record lottery sales. This fiscal year saw an increase in credit/debit sales, as well as iLottery activity.

Fiscal Year 2017 Financial Results

Budgetary Basis. Fiscal year 2017 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-state Powerball game, decreased by 10.2 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2017, were $1,709.2 million. Total appropriations, net of current year lapses, were $1,852.5 million. Additionally, fiscal year 2017 expenditures included a transfer of approximately $184.1 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve had a deficit of $18.2 million, a decrease of 167.6 percent.

Fiscal Year 2018 Financial Results

Budgetary Basis. Fiscal year 2018 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-state Powerball game, increased by 4.7 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2018, were $1,789.4 million. Total appropriations, net of current-year lapses, were $1,797.3 million. The fiscal year-end unappropriated balance and reserve had a surplus of $4.2 million, an increase of 123.3 percent.

Fiscal Year 2019 Financial Results

Budgetary Basis. Fiscal year 2019 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-state Powerball game, increased by 8.8 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2019, were $1,930.6 million. Total appropriations, net of current-year lapses, were $1,952.1 million. The fiscal year-end unappropriated balance and reserve had a surplus of $4.2 million, an increase of 0.12 percent.

Fiscal Year 2020 Financial Results

Budgetary Basis. Fiscal year 2020 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-State Powerball game, decreased by 6.1 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2020, were $1,943.8 million. Total appropriations, net of current-year lapses, were $2,088.1 million. The fiscal year-end unappropriated balance and reserve had a negative balance of $119.8 million, an increase of 2,919.5 percent.

Fiscal Year 2021 Financial Results

Budgetary Basis. Fiscal year 2021 net revenues from lottery sources, including instant ticket sales and the state’s participation in the multi-state Powerball game, increased by 3.2 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2021, were $1,999.7 million. Total appropriations, net of current-year lapses, were $1,876.4 million. The fiscal year-end unappropriated balance and reserve had a balance of $48.3 million, an increase of 140.3 percent.

Fiscal Year 2022 Financial Results

Budgetary Basis. Fiscal year 2022 net revenues from lottery sources, including instant ticket sales and the state’s participation in the multi-state Powerball game, decreased by 6.9 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2022, were $2,223.3 million. Total appropriations, net of current-year lapses, were $1,998.5 million. The fiscal year-end unappropriated balance and reserve had a balance of $149.8 million, an increase of 209.9 percent.

Fiscal Year 2023 Enacted Budget

The enacted fiscal year 2023 budget anticipates a 2.4 percent decrease in revenues from all lottery sources, including instant-ticket sales and the State’s participation in the multi-state Powerball game. Continued revenue growth is anticipated from the implementation of Act 42 of 2017, which contained extensive revisions to the Commonwealth’s gaming provisions, including the implementation of new iLottery, Keno and Virtual Sports lottery products that will increase sales and profits. State Lottery Funds available, including lapses, are estimated to be $2,131.2 million in fiscal year 2023, a decrease of 3.21 percent. Budgeted Appropriations and Executive Authorizations total $1,977.5 million, which represents a decrease of $21.0 million or a 1.1 percent decrease from fiscal year 2022. The fiscal year-end balance reflects a surplus of $78.7 million, a decrease of $71.1 million from the fiscal year 2022 ending balance.

LITIGATION

The Commonwealth’s Office of Attorney General and Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have provided the following brief descriptions of certain cases affecting the Commonwealth.

In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals, such as Nextel Communications as detailed below. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 1,423 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Commonwealth also represents and indemnifies employees who have been sued under Federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these civil cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

Pennsylvania Professional Liability Joint Underwriting Association v. Wolf, Nos. Nos. 18-2297, 18-2323, 19-1057 & 19-1058 (Third Cir. Ct. of Appeals); 1:19-cv-01121 (U.S.D.C., M.D. Pa.)

The Pennsylvania Professional Liability Joint Underwriting Association (“JUA”) first initiated an action against Governor Wolf on May 18, 2017, case no. 1:17-cv-00886-CCC (M.D. Pa.). The JUA challenged, on various federal constitutional grounds, a provision of Act 85 of 2016 that directed (1) the transfer of $200,000,000 from the JUA to the General Fund and (2) repayment of the transferred sum over a 5-year period commencing July 1, 2018. The contemplated transfer did not take place. During the pendency of case no. 1:17-cv-00886-CCC, Act 44 of 2017 became law. Act 44 of 2017 again mandated the transfer of $200,000,000 from the JUA to the General Fund and, if such transfer was not made by December 1, 2017, mandated the abolishment of the JUA. The JUA challenged Act 44 of 2017 at case no. 1:17-cv-02041-CCC (M.D. Pa.). As of September 7, 2022, no transfer of funds from the JUA to the General Fund had taken place. On November 30, 2017, the Court stayed case no. 1:17-cv-00886-CCC pending the outcome of 1:17-cv-02041-CCC. On May 17, 2018, the Court held that the sections of Act 44 of 2017 pertaining to the JUA are an unconstitutional taking of private property under the 5th and 14th Amendments to the U.S. Constitution. Act 41 of 2018 folded the JUA into the Department of Insurance and shifted control of the JUA and its assets to that Department. The JUA challenged Act 41 of 2018 at case no. 1:18-cv-01308-CCC (M.D. Pa.). On December 18, 2018, the Court held that Act 41 of 2018 also violated the 5th and 14th Amendments to the U.S. Constitution. Governor Wolf and the other defendants have appealed the trial court orders to the Third Circuit Court of Appeals, which has consolidated the cases for appeal. The appellate briefing is finished and the Third Circuit scheduled argument. During the pendency of the appeal, the General Assembly enacted Act 15 of 2019 (“Act 15”). This act, among other things, places the JUA under the purview of the Right-To-Know Law, the Commonwealth Attorneys Act, the Pennsylvania Web Accountability and Transparency Act, and the Commonwealth Procurement Code. Act 15 also newly requires the JUA to submit annual budget requests to the Secretary of the Budget and to be funded via appropriations from the General Assembly. Aside from these requirements, Act 15 does not implicate any transfer of funds to or from the JUA or the General Fund. The JUA brought a new action challenging the constitutionality of the law, case no. 1:19-cv-1121 (U.S.D.C., M.D. Pa), seeking, in part, a preliminary injunction. On July 17, 2019, the district court denied the request for injunctive relief, finding that the JUA had failed to establish irreparable harm. Because of the enactment of Act 15 and initiation of case no. 1:19-cv-1121, the Third Circuit canceled oral argument and placed the appeal on its curia advisor vult (CAV) list, requiring the parties to inform the Court every 120 days of the status of case no. 1:19-cv-1121, and any additional legislative enactments. The appeal is stayed pending adjudication of the challenge to Act 15 in the district court. The Court issued a ruling on December 22, 2020, holding Act 15 unconstitutional in part. Particularly, the Court ruled that Act 15 is unconstitutional insofar as it resources the entity, and requires it to comply with the budgetary process, because it restricts the use of its private funds. It ruled that it is unconstitutional as a violation of the First Amendment and procedural due process insofar as it applies the Commonwealth Attorneys Act, because it restricts JUA’s choice of counsel. The Court did grant summary judgment with respect to JUA’s claims against the application of the Sunshine Act, and Right-to-Know Law, holding that these provisions are constitutional as rational.

All parties appealed the District Court’s order on Act 15 to the Third Circuit, which consolidated the three appeals. Briefing concluded in July 2021. As of September 7, 2022, the Third Circuit had scheduled oral arguments for November 9, 2022.

RB Alden Corp. v. Commonwealth of PA (Pennsylvania Supreme Court)

This matter raised the same net operating loss deduction (“NOL Deduction”) issue that was raised in Nextel Communications of the Mid-Atlantic, except that the statutory provision in RB Alden limits the deduction to $2 million (rather than $3 million in Nextel), and does not allow for an alternative deduction amount based on a percentage (12.5 percent) of taxable income. On June 15, 2016, a panel of the Commonwealth Court of Pennsylvania held that, in accordance with its decision in Nextel, the cap on the NOL Deduction was unconstitutional and should be eliminated in its entirety. On Exceptions, the decision was affirmed by the Commonwealth Court sitting en banc. Both decisions were handed down by the Commonwealth Court before the Pennsylvania Supreme Court decided in Nextel to sever the $3 million flat deduction, leaving intact the deduction consisting of 12.5 percent of taxable income.

The Commonwealth appealed to the Pennsylvania Supreme Court. RB Alden filed a cross appeal because Commonwealth Court rejected RB Alden’s argument that the Tax Benefit Rule applied to remove all caps on the NOL Deduction. This Rule provides that recovery of a previously deducted loss is not included in taxable income to the extent that the earlier deduction did not reduce the amount of tax owed in the year the initial deduction was taken. Commonwealth Court determined that the Tax Benefit Rule, operating to remove all caps on the NOL Deduction, is contrary to the statute which expressly limited the NOL Deduction to $2 million. On September 21, 2018, the Supreme Court vacated the Commonwealth Court’s order and remanded the case to Commonwealth Court for reconsideration in light of the Supreme Court’s decision in Nextel v. Commonwealth, 171 A.3d 682 (Pa. 2017). This matter was argued before a panel in Commonwealth Court on September 10, 2019. On November 21, 2019, the Commonwealth Court issued its opinion in 73 F.R. 2011. The parties agreed, and the Court held, that the $2,000,000 NOL cap violated the Uniformity Clause of the State Constitution. The Court concluded that the NOL cap could be severed and retroactively applied that remedy. The Commonwealth filed exceptions on December 20, 2019 and, as part of those exceptions, asked that Commonwealth Court’s order be deemed final. An appeal to the Pennsylvania Supreme Court was filed on February 20, 2020. Briefing in the Pennsylvania Supreme Court was completed in September 2020, after which the appeal was held pending final disposition of General Motors v. Commonwealth. On February 23, 2022, the Pennsylvania Supreme Court vacated the Commonwealth Court’s order and the matter was remanded to Commonwealth Court. The matter remains pending in Commonwealth Court.
General Motors Corporation v. Commonwealth of Pennsylvania (Pennsylvania Supreme Court)

This matter raised the same issue as R.B. Alden Corp. The Supreme Court in Nextel held that the statutory dollar cap on the NOL Deduction is unconstitutional. With the elimination of the dollar cap, the issue was whether the NOL Deduction is unlimited or if there is no deduction at all for a tax year in which the statute does not provide for an alternative deduction amount based on a percentage of taxable income. In addition, this case raised the issue of whether the Due Process and Equal Protection Clauses of the U.S. Constitution and the Remedies Clause of the State Constitution require backward-looking relief that might result in a refund granted to General Motors. On November 21, 2019, the Commonwealth Court issued its opinion in 869 F.R. 2012. As with RB Alden Corp., no. 73 F.R. 2011, the Court held that the NOL cap violated the Uniformity Clause of the State Constitution. The Court concluded that the NOL cap could be severed and retroactively applied that remedy. The Commonwealth filed exceptions on December 20, 2019 and, as part of those exceptions, asked that Commonwealth Court’s order be deemed final. An appeal to the Pennsylvania Supreme Court was filed on February 27, 2020. On December 21, 2021, the Pennsylvania Supreme Court issued a 5-2 decision and held that General Motors was entitled to an unlimited NOL Deductions and ordered Revenue to calculate a refund based upon that recalculation. The matter was remanded to the Board, a hearing was held and after consultation with DOR’s Bureau of Audits (and any necessary adjustment to the existing NOL’s was made), DOR consented to the refund amount. BF&R issued Order approving the refund and Treasury has been directed to issue the refund requested. No further action is anticipated on this matter.

Alcatel-Lucent USA, Inc. v. Commonwealth of Pennsylvania (Commonwealth Court)

Following the Nextel decision, the Department of Revenue issued Corporation Tax Bulletins 2017-10 and 2018-02 (the “Bulletins”) to announce that the flat-dollar cap on the NOL deduction would no longer be available for tax years beginning in 2017 and thereafter. Alcatel-Lucent challenged those Bulletins and argued that the Department of Revenue violated the uniformity, equal protection, due process, and remedies clauses in its failure to retroactively apply Nextel and assess taxpayers who took the flat-dollar net loss deduction beginning with the 2014 tax year. On September 13, 2021, a unanimous Commonwealth Court panel held that Nextel applied prospectively and denied the request for a retroactive refund. On June 22, 2022, the matter was argued on exceptions before the Commonwealth Court sitting en banc. Applying Nextel retroactively would result in tax refunds of approximately $150 million for the 2014 – 2016 tax years and tax refunds of approximately $208 million for the 2007 – 2013 tax years. Argument was held before Commonwealth Court panel last month. No decision has been issued yet.

Synthes USA HQ, Inc. v. Commonwealth of Pennsylvania (Commonwealth Court)

Synthes filed its tax return using the statutory method for reporting service receipts and now seeks a refund based on the Department of Revenue’s historical interpretation of the statute, which sources service receipts to the customer location. Synthes argued that the Department of Revenue was violating the Uniformity Clause by unequally enforcing the statute. The Office of Attorney General argued that Synthes is required to report its sales in accordance with the statutory method, which is inconsistent with the requested methodology of sourcing to the customer location, and that the Department of Revenue has been uniform in its enforcement of the statute. Initial briefing was completed on February 4, 2020. On February 11, 2020, the Department of Revenue filed an Application to Intervene. Oral argument before the Commonwealth Court occurred on June 11, 2020. On July 24, 2020, the Commonwealth Court ruled in favor of Synthes. The Commonwealth filed exceptions to the Commonwealth Court’s decision on August 24, 2020. The Commonwealth Court’s July 24, 2020 order was entered as final on January 21, 2021. The Commonwealth filed an appeal to the Pennsylvania Supreme Court on February 16, 2021. Briefing in the

Pennsylvania Supreme Court was completed in August 2021 and oral argument occurred on March 10, 2022 and as of September 7, 2022, no decision has been issued yet.

Pennsylvania Environmental Defense Foundation (PEDF) v. Commonwealth of PA, No. 228 MD 2012 (Pennsylvania Commonwealth Court); 64 MAP 2019 (Pennsylvania Supreme Court)

Pennsylvania Environmental Defense Foundation (“PEDF”) filed a petition for review involving Article I, § 27 of the State Constitution (the “environmental rights amendment”), the Conservation and Natural Resources Act, and the Oil and Gas Lease Fund Act. PEDF argued that rentals and bonus bid payments for oil and gas leases constitute corpus of the trust under the environmental rights amendment. On June 20, 2017, the Supreme Court held that the Commonwealth owes a fiduciary duty to the people of Pennsylvania to preserve natural resources. The Court ruled that proceeds from the sale of oil and gas must remain in the corpus of the trust and cannot be used on general budgetary items, but remanded to Commonwealth Court regarding the nature of rentals and bonus bid payments. Commonwealth Court held that (1) rents and bonuses were not received in consideration for permanent severance of natural resources; (2) two-thirds of the proceeds of rents and bonuses constitute trust principal, with one-third of the proceeds constituting income; and (3) the income portion may be used for non-conservation purposes. On August 12, 2019, PEDF appealed the ruling to the Pennsylvania Supreme Court. On July 21, 2021, the Supreme Court issued a decision reversing Commonwealth Court and holding that income generated from bonus payments, rentals, and penalty interest must be returned to the trust corpus as a matter of trust law. This case is now closed.

Pennsylvania Environmental Defense Foundation (PEDF) v. Commonwealth of PA, 65 MAP 2020

PEDF has filed a Petition for Review in the Nature of Declaratory Relief in the Commonwealth Court. It challenged the Department of Conservation and Natural Resources (“DCNR”)’s use of money from the Oil & Gas Lease Fund (OGLF) to cover DCNR’s general operating costs. If PEDF is successful, DCNR’s operating costs going forward will have to be accounted for by appropriation from the General Fund. In an October 20, 2020 decision, the Commonwealth Court held that (1) the use of OGLF money for DCNR’s general operating costs is not unconstitutional as it is related to the trust purposes of environmental conservation and maintenance, (2) there is no requirement that oil and gas lease funds from the Marcellus Shale region be used within that region, and (3) the Commonwealth must maintain accurate records of the Lease Fund and track trust principal as part of its trustee duties. On November 3, 2021, PEDF filed an appeal with the Pennsylvania Supreme Court. On December 8, 2021, the Supreme Court heard oral argument limited to four issues: (1) Are appropriations from the OGLF in the General Appropriations Acts of 2017 and 2018 to pay for the general operations of DCNR permissible under Article I, Section 27 of the Pennsylvania Constitution (Section 27)? (2) Did the Governor and Commonwealth violate Article I, Section 25 of the Pennsylvania Constitution by using Section 27 trust assets to perform their budgetary functions under Articles III, IV and VIII of the Pennsylvania Constitution? (3) Did the Commonwealth Court err when it concluded that the OGLF may be expended on environmental conservation initiatives beyond the Marcellus Shale region? And (4) Did the Commonwealth Court err by failing to declare that Section 27 trust assets in the OGLF from the extraction and sale of State Forest oil and natural gas in northcentral Pennsylvania remain a part of the corpus of the trust comprised of our State Forest and Park public natural resources in northcentral Pennsylvania; and must be appropriated to DCNR to conserve and maintain through the science of ecosystem management? On August 5, 2022, the PA Supreme Court affirmed the Commonwealth Court’s opinion.

Pennsylvania Environmental Defense Foundation (PEDF) v. Commonwealth of PA, Case No. 393 MD 2019

PEDF filed a petition for declaratory relief asking the Commonwealth Court to block transfers from DCNR’s Oil and Gas Fund to pay for DCNR’s operating expense in Fiscal Year 2019-20 budget. This case was stayed pending the court’s disposition of the parties’ cross-motions for summary relief in 358 MD 2018. In 358 MD 2018, the court granted in part and denied in part the cross-applications for summary relief. The court issued a memorandum opinion on October 22, 2020, granting PEDF’s application for summary relief insofar as it sought a declaration that the Commonwealth is required to maintain accurate records of the Lease Fund and track trust principal as part of its trustee duties, but the court denied the application in all other respects. The court granted the Commonwealth’s application for summary relief concluding that the following legislative enactments are not facially unconstitutional: Sections 104(P) and 1601 of the General Appropriation Acts of 2017 and 2018; the repeal of the 1955 Lease Fund Act; Section 1601.2-E of The Fiscal Code; and Section 1726-G of The Fiscal Code. The court also granted the Commonwealth’s declaratory request that Lease Fund money, including trust principal, may be expended on environmental conservation initiatives beyond the Marcellus Shale region. However, the court denied the Commonwealth’s application insofar as it sought a declaration that its current usage of the trust is wholly consistent with its Section 27 trustee responsibilities and that affirmative legislation is not necessary. PEDF appealed the court’s October 22, 2020, decision in 358 MD 2018 to the Supreme Court which is docketed 65 MAP 2020 and summarized above.

Pennsylvania Environmental Defense Foundation (PEDF) v. Commonwealth of PA, Case No. 253 MD 2021

In its fourth related petition concerning the use of the Oil and Gas Lease Funds, PEDF seeks to compel the State Treasurer to provide an accounting of all Oil and Gas Lease money from 2009-10 through present; pay approximately $383 million into the Oil and Gas Lease Fund to correct for prior transfers to the General Fund; pay approximately $800 million, without appropriation, into the Oil and Gas Lease Fund to redress amounts taken for DCNR’s general budgetary needs; and pay approximately $200 million, without appropriation, into the Oil and Gas Fund money to redress appropriations made to the Marcellus Legacy Fund. This case has also been stayed and is pending the Supreme Court’s disposition of 65 MAP 2020.

Munchinski v. Warman, et al (U.S.D.C., W.D. Pa.)

This is a case alleging due process violations by a now-deceased PSP officer. It arose from the alleged malicious prosecution and failure to disclose exculpatory evidence in a 1986 murder trial and at a Post-Conviction Relief Act proceeding. The former inmate was released after spending 20-plus years in State prison. All motioned practice has been concluded; dispositive motions were partially successful, leaving only the malicious prosecution claim against the PSP. The Commonwealth’s estimated exposure easily exceeds $2,000,000. The matter has been settled with payment from the Commonwealth in the amount of $5,750,000. Final processing of the payment has yet to be completed.

William Penn Sch. Dist. v. Commonwealth, (Pa Cmwlth. Ct.)

The Petitioners (including School Districts, parents, and other interested parties) filed a Petition for Review in the Nature of an Action for Declaratory and Injunctive Relief in Commonwealth Court against, inter alia, the Department of Education, the Governor, and members of the General Assembly, seeking to mandate that the Respondents provide adequate funding that would result in equal opportunity for children throughout the Commonwealth to obtain an adequate education. Petitioners asked the Court to enter permanent injunctions compelling the Respondents to establish, fund, and maintain a thorough and efficient system of public education that provides all students in Pennsylvania with an equal opportunity to obtain an adequate education. This matter was previously dismissed by the Commonwealth Court, which found that it presented a nonjusticiable political question. Petitioners filed an appeal with the Pennsylvania Supreme Court, which reversed the Commonwealth Court and ordered the Commonwealth Court to address Petitioners’ claims. The Executive Branch would not be solely responsible for funding and relief, and Petitioners had not, as of September 7, 2022, articulated an amount that they would consider to be adequate funding. Previous studies, however, indicate that Petitioners may seek additional education investments totaling up to $4.6 billion per year. As of September 7, 2022, the trial has concluded and the parties are waiting a decisions from the Court.

Geness v. Commonwealth of Pennsylvania (USDC, Western District of Pennsylvania)

This is a case where the plaintiff, a middle-aged man with a diagnosis of mental retardation, was charged with homicide in Fayette County. He was incarcerated for over 9 years before the criminal case was dismissed. He alleges that the Commonwealth, essentially through the actions of the Fayette county Judges, violated the Americans with Disabilities Act by not giving him a prompt determination of his ability to be competent to stand trial. Both the DHS and the Administrative Office of Pennsylvania Courts (“AOPC”) became involved in the case as additional defendants. DHS came to terms on a settlement and finalized the agreement. AOPC successfully pursued an interlocutory appeal and is out of the case (although Plaintiff filed a cert petition which is pending). A motion for summary judgment by the Commonwealth was denied. A defense verdict was obtained at trial but Plaintiff filed an appealed. The Third Circuit Court of Appeals affirmed the defense verdict.

Hall v. Millersville University (U.S.D.C., E.D. Pa.)

In this case, claims were made against Millersville University and a dorm resident assistant under Title IX and the Due Process Clause (state-created danger theory) in a case where a student at Millersville was found dead in her room. Also sued in the case was the fraternity that hosted a party that evening and individual members of the fraternity. The District Court has dismissed the due process claim, and summary judgment on the Title IX claim was pending as of September 7, 2022. Total damages in this case, if recoverable, may exceed $1,000,000. On September 5, 2019, the Court entered summary judgment in favor of the Defendants, including Millersville University. On appeal, the Third Circuit Court of Appeals recently reversed the District Court’s ruling, and recently denied a request for re-argument. A jury trial was scheduled for September 27, 2022.

Netflix, Inc. and Sirius XM Radio, Inc, 1017 F.R. 2017; 766 F.R. 2018. (Commonwealth Court)

Netflix provides video streaming service and Sirius XM provides commercial-free radio programming to customers across the country. Between January 2012 and July 2016, neither entity charged sales tax on services sold to Pennsylvania customers. The Department of Revenue audited and assessed Netflix’s video services and Sirius XM’s radio services as taxable premium cable or premium video programming services. Netflix was assessed sales tax of $26.2 million and Sirius was assessed sales tax of $45.4 million. In Netflix, Inc., Commonwealth Court issued an order on November 10, 2021 directing the filing of a stipulation for judgment or a stipulation of facts on or before February 8, 2022. In Sirius XM Radio, Inc., the parties agreed to a settlement whereby Sirius paid tax and interest of $583,266.68. The Sirius appeal is now closed in Commonwealth Court.

Siehl vs. Troopers Brant and Ermlick; WDPA No. 3:18-cv-00077-LPL

Plaintiff was incarcerated for 25 years for the murder of his spouse. Plaintiff secured post-conviction relief based on irregularities in the handling of the evidence used to obtain Plaintiff’s conviction. As a result, the conviction was vacated and it was later determined that Plaintiff would not be retried. The claims for relief include 42 U.S.C. §1983 Malicious Prosecution, Fabrication of Evidence; Violation of Brady vs. Maryland. Given the nature of the litigation and the facts that have come out during discovery, the risk of exposure as of September 7, 2022 was well over $1,000,000. Discovery was ongoing. Mediation was scheduled for September 30, 2022.

Weimer vs. County of Fayette; WDPA No. 2:17-cv-01265-MPK

Plaintiff was arrested and convicted of Criminal Homicide after a State trooper assigned to a cold case squad assisted in a local police investigation. Plaintiff was subsequently released after two key witnesses recanted their testimony. Nevertheless, Plaintiff served approximately 10 years in custody. Given the nature of the litigation, the Commonwealth’s estimated exposure was expected to possibly exceed $1,000,000. A motion for summary judgment was filed in October 2021, and as of September 7, 2022, was still pending.

Anglemeyer, et al. v. Ammons, et al., No. 19-3714 (E.D. Pa.)

This is a § 1983 excessive force lawsuit brought by four of nine residents of a home that was raided by PSP Special Emergency Response Team pursuant to a search warrant. Each plaintiff asserts they were subjected to excessive force resulting in injury. Medical records confirm that two of the plaintiffs, including the elderly homeowner, suffered significant injuries. There were 19 PSP defendants as of September 7, 2022. Discovery has closed and the Commonwealth filed a motion for summary judgment which remained pending as of September 7, 2022. It is possible that total exposure (after accounting for the fact that plaintiff’s attorney’s fees are recoverable) may exceed $1,000,000.

Lewis James Fogle v. Pennsylvania State Troopers John Sokol, Michael Steffee, Donald Beckwith, John Bardroff, Andrew Mollura, and Glenn Walp 17-194 (U.S.D.C., W.D. Pa.)

Plaintiff was incarcerated for 35 years for the murder of a 15 year old victim. While Plaintiff was not charged with rape, there were allegations at the criminal trial that she was raped. In 2014, DNA specimen collected from the victim was tested and it did not match Plaintiff. As a result, the conviction was vacated. The claims for relief include 42 U.S.C. §1983 Malicious Prosecution in violation of the Fourth and Fourteenth Amendments; 42 U.S.C. §1983 Deprivation of Liberty without Due Process of Law and Denial of a Fair Trial by Withholding of Material Exculpatory and Impeachment Evidence; 42 U.S.C. §1983 Civil Rights Conspiracy; and 42 U.S.C. §1983 Failure to Intervene. Given the nature of the litigation and the facts that have come out during discovery, the risk of exposure is well over $2.5 million. As of September 7, 2022 fact discovery had closed except for one deposition. Near the end of fact discovery, plaintiff made a demand of $24 million. The parties, who had not gone through mandatory ADR at the outset of the case because there had been an active appeal ongoing, mediated the case in front of Kenneth Benson on December 23, 2021. All parties agreed to try mediation prior to expending resources on DNA expert analysis, other expert discovery, and motions for summary judgment. After several rounds of negotiation, PSP Defendants offered $2.5 million. Plaintiff’s final demand before negotiation between Plaintiff and PSP ended was $21 million. Indiana County Defendants had not made an offer at that point. And after negotiations between PSP and Plaintiff ended, County Defendants settled for an undisclosed amount. The case will proceed between PSP and Plaintiff to expert discovery. The Court has not yet set deadlines for expert discovery and filing dispositive motions.

Greenwood Gaming and Entertainment, Inc., et al. v. Department of Revenue, et al. 571 MD 2018 (Commonwealth Court)

Group of Pennsylvania casinos challenge the Pennsylvania Lottery’s internet instant games alleging they simulate interactive casino-style games in violation of Act 42 of 2017, which amended the Pennsylvania Race Horse Development and Gaming Act. Petitioners seek to either shut down the entire iLottery system or strip the games of certain features. If the Court grants the relief sought it could potentially result in the loss of significant revenue to the Lottery, which over time could be in the millions of dollars. Following a bench trial in October 2020, judgment was entered in favor of the Department of Revenue. Petitioners have appealed. Commonwealth Court determined the iLottery program was not in violation of the Gaming Act. The motion for Post-Trial Relief was denied and the matter was appealed to Supreme Court with briefing concluded.

Lee v. Lamas, No. 19-cv-241 (E.D. Pa.)

Plaintiff brings a putative collective action under the Fair Labor Standards Act and class action under the Pennsylvania Minimum Wage Law alleging that Corrections Officer Trainees and Corrections Officer 1s at SCI-Chester prison were not paid for post-shift work. Specifically, Plaintiff avers that he was forced to wait at his post at the end of a shift change for the next shift’s officer to arrive, and he was not paid for this time. The case was in discovery as of September 7, 2022. A motion for summary judgment based upon 11th Amendment immunity is pending. If a class or large collective action is certified, and if Plaintiff’s allegations are true, the total damages owed by the Commonwealth may exceed $1,000,000.

LeadingAge PA, et al. v. Com. of PA, Dep’t of Human Serv., No. 637 MD 2020 (Commonwealth Court)

In this original jurisdiction action, Petitioners are three trade associations representing >900 nursing care facilities which participate in the jointly-funded Medical Assistance Program (Medicaid). By statute, nursing facilities pay an assessment to PA-DHS each year. To simplify several steps: after the federal government pays its share of Medicaid expenses to the State, PA-DHS pays into the managed care organization which then pays back the facilities. As part of the COVID Relief & Recovery Act, Congress increased the federal share of Medicaid funds in 2020 and made enhanced payments to the states. Petitioners alleged this means PA-DHS must use all such funds received as direct supplemental payments to the nursing facilities and seek a declaratory judgment and writ of mandamus. Petitioners seek in excess of $150 million although the maximum potential liability is closer to $60 million. Petitioners’ last settlement demand was $52 million in the form of direct payments to the nursing facilities. A voluntary mediation, with all parties and their counsel, was held in June 2022, at which the parties tentatively agreed upon a contingent total (federal plus state) payment of $40 million. If approved, less than half of the $40 million would come from Commonwealth sources. This offer is contingent upon several things, including but not limited to federal (CMS) approval of the federal share of $40 million in the form of supplemental payments to the nursing facilities participating in Medicaid. DHS will draft a proposed State Plan Amendment and Petitioners will submit comments for CMS approval in the fall of 2022.

Brown v. Wilson, Case No. 2:20-cv-985 (W.D.Pa.)

After investigation by Pennsylvania State Police, Plaintiff was arrested, charged and adjudicated delinquent in the murder of his stepmother when he was eleven years old. On appeal, the Superior Court affirmed the adjudication; however, the Supreme Court concluded there was insufficient evidence to support his adjudication of delinquency beyond a reasonable doubt for the offenses charged. Consequently, Plaintiff was released after spending nearly 10 years in custody. Given the nature of the litigation, the Commonwealth’s estimated exposure is likely to exceed $1,000,000. Fact discovery has concluded and the case is now in expert discovery.

Jeff Dunn v. Dep’t of Human Srvs., Case No. 605 M.D. 2017 (Commw. Ct.)

Petitioner filed a Petition for Review against the Department of Human Services claiming a violation of the Pennsylvania Whistleblower Law. Petitioner was the former Institutional Safety Manager at Warren State Hospital. Petitioner complained about his former supervisor’s conduct and claims it rose to the level of workplace violence. Petitioner asserts that he was terminated after making these reports; however, the agency claims that they terminated Petitioner because of his inability to complete necessary tasks. Because this is a whistleblower claim, Petitioner is entitled to reinstatement, payment of back wages, benefits, pain and suffering, attorney’s fees and costs. Petitioner claims he has mitigated is damages but his back wages total more than $200,000 on top of all other forms of damages. Courts are permitted to double the amount of actual damages and provide a petitioner with compensatory damages of equal value without additional evidence in a whistleblower claim. Discovery is ongoing.

Heidi Sroka v. Dep’t of Corrections; Case No. 19-cv-45 (WDPa)

Plaintiff is a former Corrections Superintendent Assistant at SCI Somerset. She was terminated from her employment after it was discovered that she was backdating inmate grievance forms and encouraging subordinates to do so. Plaintiff alleges that her termination was a result of discrimination and retaliation based upon her gender and age (55 at time of termination). Plaintiff has produced an economic loss report which calculates her economic loss at $648,640 (assuming retirement at age 60) or $1,066,366 (assuming retirement at age 67). This matter has been settled for $575,000 and the final paperwork is being completed.

Kaufman et al v. Pennsylvania State Police et al., WDPA No. 2:20-cv-01383-WSH

PSP responded to Plaintiffs’ decedent’s residence after his family called 911 because Plaintiffs’ decedent had retrieved his rifle and was threatening to shoot the neighbors. Plaintiffs’ decedent was shot and killed by the PSP SERT Team after he refused to put down the rifle that he was pointing at the Troopers. Plaintiffs’ counsel has had issues with identifying and serving the appropriate PSP Defendants; however, it appears that the case will move forward. Given the nature of the litigation, the Commonwealth’s estimated exposure is likely to exceed $1,000,000.

Boursiquot v. PSP, et. al. (U.S.D.C., E.D. Pa.)

This case alleged negligence and state-created danger claims as a result of a vehicle accident involving PSP Trooper Waida. Trooper Waida was responding to a call when he collided with a passenger vehicle. Plaintiff-driver suffered injuries requiring a cervical fusion. Plaintiff is alleging that, as a result of her injuries, she can no longer work or care for herself independently. The Commonwealth’s estimated exposure exceeds $1,000,000. This matter is in discovery, but it is also being mediated by Magistrate Judge Lloret on August 15, 2022.

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ADDITIONAL CONSIDERATIONS

Pennsylvania municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Pennsylvania state personal income taxes. Accordingly, the funds’ investments in such securities may `be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Appendix F

Procedures for Shareholders to Submit Nominee Candidates

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Governance and Nominating Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act, adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

F-1

Part C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2011.

(2) Amended and Restated Designation of Series of Shares of Beneficial interests in the Registrant, effective as of April 22, 2020, and Amended and Restated Designation of Classes, effective as of June 24, 2021, and in each case incorporated into the Declaration of Trust, are incorporated herein by reference to Post-Effective Amendment No. 386 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 22, 2021 (“Post-Effective Amendment No. 386”).

(b)	The Registrant’s Bylaws, as amended and restated as of April 14, 2020, are incorporated herein by reference to Post-Effective Amendment No. 370 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 23, 2020.

(c)	Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated herein by reference to Exhibits (a) and (b) of this Item 28.

(d)	(1) Management Agreement between the Registrant, on behalf of Western Asset Ultra-Short Income Fund and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 24, 2020 (“Post-Effective Amendment No. 376”).

(2) Management Agreement between the Registrant, on behalf of Western Asset California Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(3) Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(4) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(5) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(6) Management Agreement between the Registrant, on behalf of Western Asset Income Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(7) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity California Municipals Fund and LMPFA dated November 6, 2020, is incorporated herein by reference to Post-Effective Amendment No. 379 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 17, 2020 (“Post-Effective Amendment No. 379”).

(8) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity New York Municipals Fund and LMPFA dated August 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 378 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 25, 2020 (“Post-Effective Amendment No. 378”).

(9) Management Agreement between the Registrant, on behalf of Western Asset Intermediate-Term Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(10) Management Agreement between the Registrant, on behalf of Western Asset Managed Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(11) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(12) Management Agreement between the Registrant, on behalf of Western Asset Mortgage Total Return Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(13) Management Agreement between the Registrant, on behalf of Western Asset Municipal High Income Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(14) Management Agreement between the Registrant, on behalf of Western Asset New Jersey Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(15) Management Agreement between the Registrant, on behalf of Western Asset New York Municipals Fund and LMPFA dated August 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 378.

(16) Management Agreement between the Registrant, on behalf of Western Asset Oregon Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(17) Management Agreement between the Registrant, on behalf of Western Asset Pennsylvania Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(18) Management Agreement between the Registrant, on behalf of Western Asset Short Duration High Income Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(19) Management Agreement between the Registrant, on behalf of Western Asset Short Duration Municipal Income Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(20) Management Agreement between the Registrant, on behalf of Western Asset Short-Term Bond Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(21) Subadvisory Agreement between LMPFA and Western Asset Management Company, LLC (“WAM”), with respect to Western Asset Ultra-Short Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(22) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Corporate Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(25) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAMCL”), with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(26) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(27) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(28) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(29) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(30) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(31) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(32) Subadvisory Agreement between WAM and Western Asset Management Company Ltd. (“Western Japan”), with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(33) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity California Municipals Fund dated November 6, 2020 is incorporated herein by reference to Post-Effective Amendment No. 379.

(35) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity New York Municipals Fund dated August 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 378.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate-Term Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Managed Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(38) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Mortgage Total Return Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(40) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New Jersey Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipals Fund dated August 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 378.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Oregon Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Pennsylvania Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(46) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Short Duration High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(47) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration Municipal Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(48) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short-Term Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(49) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Short-Term Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(50) Letter Agreement dated May 13, 2022, by and between LMPFA and WAM, is incorporated herein by reference to Post-Effective Amendment No. 392 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 23, 2022.

(e)	Distribution Agreement between the Registrant and Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), on behalf of Western Asset Ultra-Short Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Emerging Markets Debt Fund, Western Asset Global High Yield Bond Fund, Western Asset Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Mortgage Total Return Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration High Income Fund, Western Asset Short Duration Municipal Income Fund and Western Asset Short-Term Bond Fund dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(f)	(1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g)	(1) Custodian Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 22, 2018 (“Post-Effective Amendment No. 338”).

(2) Amendment to Custodian Services Agreement with The Bank of New York Mellon, dated as of March 1, 2022, is incorporated herein by reference to Post-Effective Amendment No. 389 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 22, 2022 (“Post-Effective Amendment No. 389”).

(3) Fund Accounting Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(4) Amendment to Fund Accounting Services Agreement with The Bank of New York Mellon, dated as of March 1, 2022, is incorporated herein by reference to Post-Effective Amendment No. 389.

(h)	(1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post- Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Form of Transfer Agent and Shareholder Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 387 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 24, 2022 (“Post-Effective Amendment No. 387”).

(3) Board Resolutions regarding Expense Limitation Arrangements are incorporated herein by reference to Post-Effective Amendment No. 394 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 24, 2023.

(i)	(1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Inflation Management Fund) and Class FI shares of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008.

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) and Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund); and Class R Shares of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Investment Grade Bond Fund), is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) and Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) and Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 11, 2008.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008.

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 12, 2008.

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), Class FI shares of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) and Class R shares of Western Asset High Income Fund (formerly, Legg Mason Western Asset High Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 30, 2009.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 27, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset High Income Fund and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 23, 2009.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Global Inflation Management Fund is incorporated herein by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2010.

(16) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Short-Term Bond Fund and Western Asset Mortgage Total Return Fund (formerly, Western Asset Mortgage Backed Securities Fund) is incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2010.

(17) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Global High Yield Bond Fund and Western Asset Short-Term Bond Fund, Class IS shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund), Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Total Return Fund (formerly, Western Asset Mortgage Backed Securities Fund), Western Asset Short-Term Bond Fund and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), and Class R and Class R1 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 30, 2012.

(18) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 29, 2013.

(19) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Short Duration High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2013.

(20) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 19, 2015.

(21) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Intermediate-Term Municipals Fund and Western Asset Managed Municipals is incorporated herein by reference to Post-Effective Amendment No. 319 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2017.

(22) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset California Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 326 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 20, 2017.

(23) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 328 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 20, 2017.

(24) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Oregon Municipals Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Massachusetts Municipals Fund and Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post- Effective Amendment No. 330 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 22, 2017.

(25) Opinion and Consent of Venable LLP as to the legality of Class C2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 379.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Western Asset Ultra-Short Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Total Return Fund, Western Asset Short Duration High Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Income Fund, and Western Asset Emerging Markets Debt Fund, dated as of July 21, 2020, is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 22, 2020.

(n)	Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007.

(o)	(1) Power of Attorney dated February 11, 2020 is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 24, 2020 (“Post-Effective Amendment No. 366”).

(2) Power of Attorney dated February 11, 2020 is incorporated herein by reference to Post-Effective Amendment No. 366.

(3) Power of Attorney dated March 16, 2020 is incorporated herein by reference to Post-Effective Amendment No. 366.

(p)	(1) Franklin Distributors, LLC Broker-Dealer Personal Trading Policy is incorporated herein by reference to Post-Effective Amendment No. 386.

(2) Code of Ethics of the Registrant, WAM, WAMCL and Western Singapore is incorporated herein by reference to Post-Effective Amendment No. 387.

(3) Code of Ethics of Western Japan dated October 27, 2021 is incorporated herein by reference to Post-Effective Amendment No. 389.

(4) Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 22, 2016.

(5) Franklin Templeton Personal Investments and Insider Trading Policy, dated September 1, 2020, as adopted by LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 383 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 23, 2021.

101.INS XBRL	Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH XBRL	Taxonomy Extension Schema Document

101.CAL XBRL	Taxonomy Extension Calculation Linkbase Document

101.DEF XBRL	Taxonomy Extension Definition Linkbase Document

101.LAB XBRL	Taxonomy Extension Labels Linkbase Document

101.PRE XBRL	Taxonomy Extension Presentation Linkbase Document

Item 29. Persons Controlled by or under Common Control with the Registrant

None

Item 30. Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), its officers, directors and employees and any person who controls Franklin Distributors within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Franklin Distributors, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Franklin Distributors or such other parties against any liability to the Registrant or its shareholders to which Franklin Distributors or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect with the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31. Business and Other Connections of Investment Advisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”) and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). During the last two fiscal years, the directors and officers of LMPFA have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of LMPFA are listed in Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-66785). LMPFA is located at 280 Park Avenue, New York, New York 10017.

Western Asset Management Company, LLC (“Western Asset”)

Western Asset is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. With the exception of Courtney Hoffman, who joined Western Asset in 2022 and previously served as Deputy General Counsel of Jackson Financial, Inc. and Connie Sue Fischer, who joined Western Asset in 2023 and previously served as Co-Head of Investment Sectors with Guggenheim Partners, during the last two fiscal years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Asset are listed in Schedules A and D of Form ADV filed by Western Asset pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-8162). Western Asset is located at 385 E. Colorado Blvd, Pasadena, CA 91101.

Western Asset Management Company Limited (“WAMCL”)

WAMCL is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of WAMCL have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of WAMCL are listed in Schedules A and D of Form ADV filed by WAMCL pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-21068). WAMCL is located at 10 Exchange Square, Primrose Street, London, EC2A 2EN United Kingdom.

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

Western Singapore is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Singapore have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Singapore are listed in Schedules A and D of Form ADV filed by Western Singapore pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-67298). Western Singapore is located at 1 George Street #23-01, Singapore, 049145.

Western Asset Management Company Ltd (“Western Japan”)

Western Japan is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. With the exception of Courtney Hoffman, who joined Western Asset in 2022 and previously served as Deputy General Counsel of Jackson Financial, Inc., during the last two fiscal years, the directors and officers of Western Japan have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Japan are listed in Schedules A and D of Form ADV filed by Western Japan pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-68224). Western Japan is located at 5-1 Marunouchi 1-Chome, Chiyoda-Ku, Tokyo, 100-6536, Japan.

Item 32. Principal Underwriters

(a) Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC ), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants:

Franklin Alternative Strategies Funds

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin ETF Trust

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Managed Trust

Franklin Municipal Securities Trust

Franklin Mutual Series Funds

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton ETF Trust

Franklin Templeton Trust

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Institutional Fiduciary Trust

Templeton China World Fund

Templeton Developing Markets Trust

Templeton Funds

Templeton Global Investment Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds

Legg Mason ETF Investment Trust

Legg Mason ETF Investment Trust II

Legg Mason Global Asset Management Trust

Legg Mason Partners Income Trust

Legg Mason Partners Institutional Trust

Legg Mason Partners Investment Trust

Legg Mason Partners Money Market Trust

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Western Asset Funds, Inc.

Franklin Distributors is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of Franklin Distributors is listed below:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH UNDERWRITER – FRANKLIN DISTRIBUTORS	POSITIONS AND OFFICES WITH REGISTRANT

Adam Spector	Chief Executive Officer	None

1735 Market Street, Suite 1800

Philadelphia, PA 19103

Jeffrey Masom	President	None

100 International Drive

Baltimore, MD 21202

Kenneth Cieprisz	Vice President and Chief Compliance Officer	None

280 Park Avenue

New York, NY 10017

David Paterson	Chief Financial Officer and Designated Financial Principal	None
47 West 200 South, 2nd Floor

Salt Lake City, UT 84101

(c) Not applicable.

Item 33. Location of Accounts and Records

With respect to the Registrant:

Legg Mason Partners Income Trust

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Investment Advisers:

Legg Mason Partners Fund Advisor, LLC

280 Park Avenue

New York, NY 10017

Western Asset Management Company, LLC

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London EC2A2EN

United Kingdom

Western Asset Management Company Ltd

5-1 Marunouchi

1-Chome Chiyoda-Ku

Tokyo 100-6536

Japan

Western Asset Management Company Pte. Ltd.

1 George Street, #23-01

Singapore 049145

With respect to the Registrant’s Custodian:

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

With respect to the Registrant’s Transfer Agent:

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670

With respect to the Registrant’s Distributor:

Franklin Distributors, LLC

100 International Drive

Baltimore, MD 21202

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 25th day of July, 2023.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Western Asset Intermediate-Term Municipals Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Pennsylvania Municipals Fund

By:	/s/ Jane E. Trust
Jane E. Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on this 25th day of July, 2023.

Signature	Title

/s/ Jane E. Trust Jane E. Trust	President, Chief Executive Officer and Trustee

/s/ Christopher Berarducci Christopher Berarducci	Principal Financial Officer and Treasurer

/s/ Robert Abeles, Jr.*
Robert Abeles, Jr.	Trustee

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Anita L. DeFrantz*	Trustee
Anita L. DeFrantz

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Ronald L. Olson*	Trustee
Ronald L. Olson

/s/ Avedick B. Poladian*	Trustee
Avedick B. Poladian

/s/ William E.B. Siart*	Trustee
William E.B. Siart

/s/ Jaynie M. Studenmund*	Trustee
Jaynie M. Studenmund

/s/ Peter J. Taylor*
Peter J. Taylor	Trustee

/s/ Michael Larson*	Trustee
Michael Larson

*By:	/s/ Jane E. Trust
Jane E. Trust

*	Attorney in Fact, pursuant to Power of Attorney.

Exhibit Index

(j)	Consent of Independent Registered Public Accounting Firm

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document